      Filed with the Securities and Exchange Commission on April 15, 2011

                                                     Registration No. 333-162680
                                            Investment Company Act No. 811-07325
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 6

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 115

              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-7333
    (Address and telephone number of depositor's principal executive offices)

                                JOSEPH D. EMANUEL
                               CHIEF LEGAL OFFICER

                 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
         One Corporate Drive, Shelton, Connecticut 06484 (203) 944-7504
               (Name and Address of Agent for Service of Process)

                                    COPY TO:

                          C. CHRISTOPHER SPRAGUE, ESQ.
                      VICE PRESIDENT AND CORPORATE COUNSEL
         751 Broad Street, Newark, New Jersey 07102-2917 (973) 802-6997

   Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

   [_]  immediately upon filing pursuant to paragraph (b) of Rule 485

   [X]  on May 1, 2011 pursuant to paragraph (b) of Rule 485

   [_]  60 days after filing pursuant to paragraph (a) (i) of Rule 485

   [_]  on _________ pursuant to paragraph (a) (i) of Rule 485

   [_]  75 days after filing pursuant to paragraph (a) (ii) of Rule 485

   [_]  on _________ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

   [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:
               Interest in Individual Variable Annuity Contracts.

================================================================================

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER(R) ADVISOR/SM/ VARIABLE ANNUITY SERIES ("ADVISOR SERIES")

 FLEXIBLE PREMIUM DEFERRED ANNUITY

 PROSPECTUS: MAY 1, 2011

 This prospectus describes a flexible premium deferred annuity offered by Pruco Life Insurance Company ("Pruco Life"), which we refer to in this prospectus as the "Annuity" or the "Advisor Series". The Annuity described in this prospectus is designed for investors who have hired an investment advisor to provide advice about allocating Account Value within the Annuity. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. The Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may decline to make available or may not recommend to their customers certain of the optional features and/or benefits and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain optional benefits). Please speak to your Financial Professional for further details. CERTAIN OF THE INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


 THE SUB-ACCOUNTS
 The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund
 - see the following page for a complete list of the Sub-accounts. Currently, portfolios of Advanced Series Trust, Franklin Templeton Variable Insurance Products Trust, and ProFunds VP are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Limitations With Optional Benefits" later in this prospectus for details.

 PLEASE READ THIS PROSPECTUS
 THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE ANNUITY THAT YOU OUGHT TO KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life coverage, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.

 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of the prospectus entitled "How to Contact Us" for our Service Office address.


 This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE/ SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------
      FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                       HTTP://WWW.PRUDENTIALANNUITIES.COM


              Prospectus Dated: May 1,   Statement of Additional
              2011                        Information Dated: May
                                                         1, 2011



  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                          VARIABLE INVESTMENT OPTIONS


  EACH INVESTMENT OPTION LISTED BELOW MAY BE ELECTED WITH ONE OR MORE OPTIONAL
   LIVING BENEFITS EXCEPT (A) THE AST INVESTMENT GRADE BOND PORTFOLIO AND THE TARGET DATE BOND PORTFOLIOS, WHICH ARE NOT AVAILABLE FOR PURCHASE PAYMENTS AND
  (B) THE AST QUANTITATIVE MODELING PORTFOLIO, WHICH IS NOT AVAILABLE WITH ANY
                                OPTIONAL BENEFIT



 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation Portfolio
   AST Advanced Strategies Portfolio
   AST AllianceBernstein Core Value Portfolio


   AST American Century Income & Growth Portfolio
   AST Balanced Asset Allocation Portfolio

   AST BlackRock Global Strategies Portfolio

   AST BlackRock Value Portfolio
   AST Bond Portfolio 2017
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021
   AST Bond Portfolio 2022
   AST Capital Growth Asset Allocation Portfolio
   AST CLS Growth Asset Allocation Portfolio
   AST CLS Moderate Asset Allocation Portfolio
   AST Cohen & Steers Realty Portfolio
   AST Federated Aggressive Growth Portfolio
   AST FI Pyramis(R) Asset Allocation Portfolio
   AST First Trust Balanced Target Portfolio
   AST First Trust Capital Appreciation Target Portfolio
   AST Global Real Estate Portfolio
   AST Goldman Sachs Concentrated Growth Portfolio

   AST Goldman Sachs Large-Cap Value Portfolio

   AST Goldman Sachs Mid-Cap Growth Portfolio
   AST Goldman Sachs Small-Cap Value Portfolio
   AST High Yield Portfolio
   AST Horizon Growth Asset Allocation Portfolio
   AST Horizon Moderate Asset Allocation Portfolio
   AST International Growth Portfolio
   AST International Value Portfolio
   AST Investment Grade Bond Portfolio
   AST Jennison Large-Cap Growth Portfolio
   AST Jennison Large-Cap Value Portfolio

   AST JPMorgan International Equity Portfolio

   AST J.P. Morgan Strategic Opportunities Portfolio
   AST Large-Cap Value Portfolio

   AST Lord Abbett Core Fixed Income Portfolio

   AST Marsico Capital Growth Portfolio
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST Mid-Cap Value Portfolio
   AST Money Market Portfolio

   AST Neuberger Berman Mid-Cap Growth Portfolio

   AST Neuberger Berman/LSV Mid-Cap Value Portfolio


   AST Parametric Emerging Markets Equity Portfolio
   AST PIMCO Limited Maturity Bond Portfolio
   AST PIMCO Total Return Bond Portfolio
   AST Preservation Asset Allocation Portfolio
   AST QMA US Equity Alpha Portfolio

   AST Quantitative Modeling Portfolio

   AST Schroders Multi-Asset World Strategies Portfolio
   AST Small-Cap Growth Portfolio
   AST Small-Cap Value Portfolio
   AST T. Rowe Price Asset Allocation Portfolio
   AST T. Rowe Price Global Bond Portfolio
   AST T. Rowe Price Large-Cap Growth Portfolio
   AST T. Rowe Price Natural Resources Portfolio

   AST Wellington Management Hedged Equity Portfolio

   AST Western Asset Core Plus Bond Portfolio

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Franklin Templeton VIP Founding Funds Allocation Fund

 PROFUNDS VP PORTFOLIOS
   Consumer Goods
   Consumer Services
   Financials
   Health Care
   Industrials
   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   Real Estate
   Small-Cap Growth
   Small-Cap Value
   Telecommunications
   Utilities

                                   CONTENTS



GLOSSARY OF TERMS...............................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES............................................  3

EXPENSE EXAMPLES................................................................  9

SUMMARY......................................................................... 10

INVESTMENT OPTIONS.............................................................. 13

 VARIABLE INVESTMENT OPTIONS.................................................... 13
 LIMITATIONS WITH OPTIONAL BENEFITS............................................. 27
 MARKET VALUE ADJUSTMENT OPTIONS................................................ 29
 RATES FOR MVA OPTIONS.......................................................... 30
 MARKET VALUE ADJUSTMENT........................................................ 30
 LONG-TERM MVA OPTIONS.......................................................... 31
 DCA MVA OPTIONS................................................................ 31
 GUARANTEE PERIOD TERMINATION................................................... 31

FEES, CHARGES AND DEDUCTIONS.................................................... 32

 MVA OPTION CHARGES............................................................. 33
 ANNUITY PAYMENT OPTION CHARGES................................................. 33
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES...................................... 33

PURCHASING YOUR ANNUITY......................................................... 34

 REQUIREMENTS FOR PURCHASING THE ANNUITY........................................ 34
 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY................................ 35
 RIGHT TO CANCEL................................................................ 36
 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT................................ 36
 SALARY REDUCTION PROGRAMS...................................................... 36

MANAGING YOUR ANNUITY........................................................... 37

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS........................ 37

MANAGING YOUR ACCOUNT VALUE..................................................... 38

 DOLLAR COST AVERAGING PROGRAMS................................................. 38
 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM").. 38
 AUTOMATIC REBALANCING PROGRAMS................................................. 39
 AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT......... 39
 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS.......... 40
 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS........................... 40

ACCESS TO ACCOUNT VALUE......................................................... 42

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU........................................ 42
 TAX IMPLICATIONS FOR DISTRIBUTIONS............................................. 42
 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD.......... 42
 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE. 42
 REQUIRED MINIMUM DISTRIBUTIONS................................................. 43

SURRENDERS...................................................................... 44

 SURRENDER VALUE................................................................ 44

ANNUITY OPTIONS................................................................. 44

LIVING BENEFITS................................................................. 46

 HIGHEST DAILY LIFETIME(R) INCOME BENEFIT....................................... 47
 HIGHEST DAILY LIFETIME(R) INCOME BENEFIT WITH LIFETIME INCOME ACCELERATOR/SM/
   (HDI with LIA/SM/)........................................................... 58
 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME BENEFIT............................... 61
 GUARANTEED RETURN OPTION/SM/ PLUS II (GRO PLUS II)/SM/......................... 69
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO/SM/ II).............. 73


                                      (i)


MINIMUM DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS....................................................  78

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT..................................................................  78
 MINIMUM DEATH BENEFIT......................................................................................  78
 OPTIONAL DEATH BENEFITS....................................................................................  79
 PAYMENT OF DEATH BENEFITS..................................................................................  81

VALUING YOUR INVESTMENT.....................................................................................  84

 VALUING THE SUB-ACCOUNTS...................................................................................  84
 PROCESSING AND VALUING TRANSACTIONS........................................................................  84

TAX CONSIDERATIONS..........................................................................................  86

OTHER INFORMATION...........................................................................................  95

 PRUCO LIFE AND THE SEPARATE ACCOUNT........................................................................  95
 LEGAL STRUCTURE OF THE UNDERLYING FUNDS....................................................................  97
 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE............................................................  98
 FINANCIAL STATEMENTS....................................................................................... 100
 INDEMNIFICATION............................................................................................ 100
 LEGAL PROCEEDINGS.......................................................................................... 100
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................................ 101
 HOW TO CONTACT US.......................................................................................... 101

APPENDIX A - ACCUMULATION UNIT VALUES....................................................................... A-1

APPENDIX B - HIGHEST DAILY LIFETIME 6 PLUS INCOME, HIGHEST DAILY LIFETIME 6 PLUS INCOME
  WITH LIFETIME INCOME ACCELERATOR, AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME -
  NO LONGER AVAILABLE FOR NEW ELECTIONS..................................................................... B-1

APPENDIX C - FORMULA FOR GRO PLUS II - NO LONGER AVAILABLE FOR NEW ELECTIONS, EXCEPT FOR ANNUITIES WITH AN
  APPLICATION SIGNED PRIOR TO JANUARY 24, 2011.............................................................. C-1

APPENDIX D - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES............................. D-1

APPENDIX E - MVA FORMULAS................................................................................... E-1

APPENDIX F - FORMULA FOR HIGHEST DAILY GRO II - NO LONGER AVAILABLE FOR NEW ELECTIONS, EXCEPT FOR ANNUITIES
  WITH AN APPLICATION SIGNED PRIOR TO JANUARY 24, 2011...................................................... F-1

APPENDIX G - FORMULA FOR HIGHEST DAILY LIFETIME INCOME, HIGHEST DAILY LIFETIME INCOME
  WITH LIFETIME INCOME ACCELERATOR, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME............................... G-1


                                     (ii)

                               GLOSSARY OF TERMS

 We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

 ACCOUNT VALUE: The total value of all allocations to the Sub-accounts and/or the MVA Options on any Valuation Day. The Account Value is determined separately for each Sub-account and for each MVA Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Option will be calculated using any applicable MVA.

 ACCUMULATION PERIOD: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

 ANNUITANT: The natural person upon whose life annuity payments made to the Owner are based.


 ANNUITIZATION: Annuitization is the process by which you "annuitize" your Unadjusted Account Value. When you annuitize, we apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments to the Owner.


 ANNUITY DATE: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 ANNUITY YEAR: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

 BENEFICIARY(IES): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

 BENEFICIARY ANNUITY: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent's account into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified Beneficiary Annuity.

 CODE: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

 DOLLAR COST AVERAGING ("DCA") MVA OPTION: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 month DCA Program.

 DUE PROOF OF DEATH: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 FREE LOOK: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

 GOOD ORDER: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or
 (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

 GUARANTEE PERIOD: The period of time during which we credit a fixed rate of interest to an MVA Option.


 INVESTMENT OPTION: A Sub-account or MVA Option available as of any given time to which Account Value may be allocated.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

 MARKET VALUE ADJUSTMENT ("MVA"): A positive or negative adjustment used to determine the Account Value in an MVA Option.

 MARKET VALUE ADJUSTMENT OPTIONS ("MVA OPTIONS"): Investment Options to which a fixed rate of interest is credited for a specified Guarantee Period and to which an MVA may apply. The MVA Options consist of (a) the DCA MVA Option used with our 6 or 12 Month DCA Program and (b) the "Long-Term MVA Options", under which Guarantee Periods of different yearly lengths are offered.

 MATURITY DATE: With respect to an MVA Option, the last day in a Guarantee
 Period.


 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity that has the rights and benefits designated to the "participant" in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.


 PURCHASE PAYMENT: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.


 SERVICE OFFICE: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.


 SEPARATE ACCOUNT: Referred to as the "Variable Separate Account" in your Annuity, this is the variable Separate Account(s) shown in the Annuity.

 SUB-ACCOUNT: A division of the Separate Account.

 SURRENDER VALUE: The Account Value (which includes the effect of any MVA) less any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 UNADJUSTED ACCOUNT VALUE: The Unadjusted Account Value is equal to the Account Value prior to the application of any MVA.


 UNIT: A share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.


 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

 WE, US, OUR: Pruco Life Insurance Company.

 YOU, YOUR: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES


 The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Annuity. The first table describes the fees and expenses that you will pay at the time you surrender the Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options. State premium taxes also may be deducted.


                    ---------------------------------------
                     ANNUITY OWNER TRANSACTION EXPENSES
                    ---------------------------------------

                                 ADVISOR SERIES

 SALES CHARGE: There is no contingent deferred sales charge or other sales load applicable to the Advisor Series.


 TRANSFER FEE: Currently, we deduct a fee of $10 after the 20/th/ transfer each Annuity Year.

 TAX CHARGE: 0% to 3.5%. Currently, we only deduct the tax charge upon Annuitization in certain states. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon Annuitization.


 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.


-----------------------------------------------------------------------------------------
                               PERIODIC FEES AND CHARGES
-----------------------------------------------------------------------------------------
              FEE/CHARGE                                 ADVISOR SERIES
ANNUAL MAINTENANCE FEE /1,3/             Lesser of $50 or 2% of Unadjusted Account Value
-----------------------------------------------------------------------------------------
                                ANNUALIZED FEES/CHARGES
-----------------------------------------------------------------------------------------
MORTALITY & EXPENSE RISK CHARGE                               0.40%
-----------------------------------------------------------------------------------------
ADMINISTRATION CHARGE                                         0.15%
-----------------------------------------------------------------------------------------
TOTAL ANNUALIZED INSURANCE CHARGE /2,3/                       0.55%
-----------------------------------------------------------------------------------------



 1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000.

 2 These charges are assessed as a percentage of the daily net assets of the Sub-accounts. The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge.
 3 For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only applicable if Unadjusted Account Value is less than $25,000 at the time the fee is assessed. For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next column shows the total expenses you would pay for the Annuity if you purchased the relevant optional benefit. More specifically, this column shows the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.



       -----------------------------------------------------------------
                    YOUR OPTIONAL BENEFIT FEES AND CHARGES
       -----------------------------------------------------------------
                 OPTIONAL BENEFIT             ANNUALIZED      TOTAL
                                               OPTIONAL     CHARGE /5/
                                              BENEFIT FEE/
                                              CHARGE /4/
       -----------------------------------------------------------------
       HIGHEST DAILY LIFETIME INCOME AND
       SPOUSAL HIGHEST DAILY LIFETIME
       INCOME (ASSESSED AGAINST GREATER OF
       UNADJUSTED ACCOUNT VALUE AND
       PROTECTED WITHDRAWAL VALUE)

       MAXIMUM CHARGE/ 6/                        1.50%     0.55% +1.50%
       CURRENT CHARGE                            0.95%     0.55% +0.95%
       -----------------------------------------------------------------
       HIGHEST DAILY LIFETIME INCOME WITH
       LIFETIME INCOME ACCELERATOR (ASSESSED
       AGAINST GREATER OF UNADJUSTED ACCOUNT
       VALUE AND PROTECTED WITHDRAWAL VALUE)

       MAXIMUM CHARGE/ 6/                        2.00%     0.55% +2.00%
       CURRENT CHARGE                            1.30%     0.55% +1.30%
       -----------------------------------------------------------------
       HIGHEST DAILY LIFETIME 6 PLUS
       INCOME (ASSESSED AGAINST GREATER OF
       UNADJUSTED ACCOUNT VALUE AND
       PROTECTED WITHDRAWAL VALUE)

       MAXIMUM CHARGE /6/                        1.50%     0.55% +1.50%
       CURRENT CHARGE                            0.85%     0.55% +0.85%
       -----------------------------------------------------------------
       HIGHEST DAILY LIFETIME 6 PLUS INCOME
       WITH LIFETIME INCOME
       ACCELERATOR (ASSESSED AGAINST GREATER
       OF UNADJUSTED ACCOUNT VALUE AND
       PROTECTED WITHDRAWAL VALUE)

       MAXIMUM CHARGE /6/                        2.00%     0.55% +2.00%
       CURRENT CHARGE                            1.20%     0.55% +1.20%
       -----------------------------------------------------------------
       SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
       INCOME (ASSESSED AGAINST GREATER OF
       UNADJUSTED ACCOUNT VALUE AND
       PROTECTED WITHDRAWAL VALUE)

       MAXIMUM CHARGE /6/                        1.50%     0.55% +1.50%
       CURRENT CHARGE                            0.95%     0.55% +0.95%
       -----------------------------------------------------------------
       GUARANTEED RETURN OPTION PLUS II (GRO
       PLUS II)

       CHARGE/ 7/                                0.60%        1.15%
       (ASSESSED AS A PERCENTAGE OF THE
       AVERAGE DAILY NET ASSETS OF THE
       SUB-ACCOUNTS)
       -----------------------------------------------------------------
       HIGHEST DAILY GUARANTEED RETURN
       OPTION II (HD GRO II)

       CHARGE /7/                                0.60%        1.15%
       (ASSESSED AS A PERCENTAGE OF THE
       AVERAGE DAILY NET ASSETS OF THE
       SUB-ACCOUNTS)
       -----------------------------------------------------------------
       HIGHEST ANNIVERSARY VALUE DEATH
       BENEFIT ("HAV")

       CHARGE /7/                                0.40%        0.95%
       (ASSESSED AS A PERCENTAGE OF THE
       AVERAGE DAILY NET ASSETS OF THE
       SUB-ACCOUNTS)
       -----------------------------------------------------------------
       COMBINATION 5% ROLL-UP AND HAV DEATH
       BENEFIT

       CHARGE /7/                                0.80%        1.35%
       (ASSESSED AS A PERCENTAGE OF THE
       AVERAGE DAILY NET ASSETS OF THE
       SUB-ACCOUNTS)
       -----------------------------------------------------------------

 4 The charge for each of Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime 6 Plus is assessed against the greater of Unadjusted Account Value and the Protected Withdrawal Value (PWV). PWV is described in the Living Benefits section of this prospectus. The charge for each of GRO Plus II, Highest Daily GRO II, Highest Anniversary Value Death Benefit, and Combination 5% Roll-Up and HAV Death Benefit is assessed as a percentage of the average daily net assets of the Sub-accounts.
 5 HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED FOR HIGHEST DAILY LIFETIME INCOME, HIGHEST DAILY LIFETIME INCOME WITH LIA, SPOUSAL HIGHEST DAILY LIFETIME INCOME, HIGHEST DAILY LIFETIME 6 PLUS, HIGHEST DAILY LIFETIME 6 PLUS WITH LIA, AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS AND OTHER BENEFITS:
    For Highest Daily Lifetime Income, Highest Daily Lifetime Income with LIA, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, and Spousal Highest Daily Lifetime 6 Plus: The charge is taken out of the Sub-accounts. The current optional benefit charge is in addition to the 0.55% annualized charge of amounts invested in the Sub-accounts.
    Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income:
    0.95% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
    Highest Daily Lifetime Income with LIA: 1.30% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
    Highest Daily Lifetime 6 Plus: 0.85% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
    Highest Daily Lifetime 6 Plus with LIA: 1.20% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
    Spousal Highest Daily Lifetime 6 Plus: 0.95% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.

    For GRO Plus II and Highest Daily GRO II: The optional benefit charge plus base Annuity charge is 1.15%.
    Highest Anniversary Value Death Benefit: The optional benefit charge plus base Annuity charge is 0.95%.
    Combination 5% Roll-up and HAV Death Benefit: The optional benefit charge plus base Annuity charge is 1.35%.

 6 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. We also reserve the right to increase the charge to the maximum charge indicated if you elect or re-add the benefit post-issue.
 7 Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("portfolios") as of December 31, 2010. Each figure is stated as a percentage of the underlying portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.62%    1.96%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying portfolio as of December 31, 2010, except as noted and except if the underlying portfolio's inception date is subsequent to December 31, 2010. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying portfolio's investment management fee, other expenses, any 12b-1 fees and certain other expenses. Each figure is stated as a percentage of the underlying portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the portfolio before it provides Pruco Life with the daily net asset value. The portfolio information was provided by the portfolios and has not been independently verified by us. See the prospectuses and or statements of additional information of the portfolios for further details.



-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
                                                              For the year ended December 31, 2010
                             -------------------------------------------------------------------------------------------
        UNDERLYING                                                                                 Total
         PORTFOLIO                                                        Broker Fees  Acquired   Annual    Contractual
                                                               Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                             Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
-------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation             0.72%     0.06%      0.00%        0.04%       0.00%       0.73%     1.55%       0.00%
 AST Advanced Strategies       0.85%     0.14%      0.00%        0.00%       0.00%       0.03%     1.02%       0.00%
 AST AllianceBernstein Core
  Value                        0.75%     0.17%      0.00%        0.00%       0.00%       0.00%     0.92%       0.00%
 AST American Century
  Income & Growth              0.75%     0.17%      0.00%        0.00%       0.00%       0.00%     0.92%       0.00%


-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------

                             -----------
        UNDERLYING
         PORTFOLIO           Net Annual
                                Fund
                             Operating
                              Expenses
---------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation             1.55%
 AST Advanced Strategies       1.02%
 AST AllianceBernstein Core
  Value                        0.92%
 AST American Century
  Income & Growth              0.92%

------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------
                                                               For the year ended December 31, 2010
                              -------------------------------------------------------------------------------------------
         UNDERLYING                                                                                 Total
         PORTFOLIO                                                         Broker Fees  Acquired   Annual    Contractual
                                                                Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                              Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                 Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
--------------------------------------------------------------------------------------------------------------------------
 AST Balanced Asset
  Allocation                    0.15%     0.01%      0.00%        0.00%       0.00%       0.87%     1.03%       0.00%
 AST BlackRock Global
  Strategies/1/                 1.00%     0.15%      0.00%        0.00%       0.00%       0.03%     1.18%       0.07%
 AST BlackRock Value            0.85%     0.12%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%
 AST Bond Portfolio 2017/ 2/    0.64%     0.24%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%
 AST Bond Portfolio 2018/ 2/    0.64%     0.23%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%
 AST Bond Portfolio 2019/ 2/    0.64%     0.24%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%
 AST Bond Portfolio 2020/ 2/    0.64%     0.25%      0.00%        0.00%       0.00%       0.00%     0.89%       0.00%
 AST Bond Portfolio 2021/ 2/    0.64%     0.39%      0.00%        0.00%       0.00%       0.00%     1.03%       0.03%
 AST Bond Portfolio 2022/ 2/    0.64%     0.33%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%
 AST Capital Growth Asset
  Allocation                    0.15%     0.01%      0.00%        0.00%       0.00%       0.91%     1.07%       0.00%
 AST CLS Growth Asset
  Allocation                    0.30%     0.02%      0.00%        0.00%       0.00%       0.85%     1.17%       0.00%
 AST CLS Moderate Asset
  Allocation                    0.30%     0.02%      0.00%        0.00%       0.00%       0.76%     1.08%       0.00%
 AST Cohen & Steers Realty      1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST Federated Aggressive
  Growth                        0.95%     0.17%      0.00%        0.00%       0.00%       0.00%     1.12%       0.00%
 AST FI Pyramis(R) Asset
  Allocation/ 3/                0.85%     0.38%      0.00%        0.18%       0.05%       0.00%     1.46%       0.00%
 AST First Trust Balanced
  Target                        0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST First Trust Capital
  Appreciation Target           0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST Global Real Estate         1.00%     0.19%      0.00%        0.00%       0.00%       0.00%     1.19%       0.00%
 AST Goldman Sachs
  Concentrated Growth           0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST Goldman Sachs
  Large-Cap Value               0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%
 AST Goldman Sachs
  Mid-Cap Growth                1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST Goldman Sachs
  Small-Cap Value               0.95%     0.18%      0.00%        0.00%       0.00%       0.04%     1.17%       0.00%
 AST High Yield                 0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%
 AST Horizon Growth Asset
  Allocation                    0.30%     0.03%      0.00%        0.00%       0.00%       0.86%     1.19%       0.00%
 AST Horizon Moderate
  Asset Allocation              0.30%     0.02%      0.00%        0.00%       0.00%       0.81%     1.13%       0.00%
 AST International Growth       1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST International Value        1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST Investment Grade
  Bond/ 2/                      0.64%     0.15%      0.00%        0.00%       0.00%       0.00%     0.79%       0.00%
 AST Jennison Large-Cap
  Growth                        0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST Jennison Large-Cap
  Value                         0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%
 AST JPMorgan
  International Equity          0.89%     0.15%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST J.P. Morgan Strategic
  Opportunities                 1.00%     0.15%      0.00%        0.10%       0.01%       0.00%     1.26%       0.00%


------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------

                              -----------
         UNDERLYING
         PORTFOLIO            Net Annual
                                 Fund
                              Operating
                               Expenses
----------------------------------------
 AST Balanced Asset
  Allocation                    1.03%
 AST BlackRock Global
  Strategies/1/                 1.11%
 AST BlackRock Value            0.97%
 AST Bond Portfolio 2017/ 2/    0.88%
 AST Bond Portfolio 2018/ 2/    0.87%
 AST Bond Portfolio 2019/ 2/    0.88%
 AST Bond Portfolio 2020/ 2/    0.89%
 AST Bond Portfolio 2021/ 2/    1.00%
 AST Bond Portfolio 2022/ 2/    0.97%
 AST Capital Growth Asset
  Allocation                    1.07%
 AST CLS Growth Asset
  Allocation                    1.17%
 AST CLS Moderate Asset
  Allocation                    1.08%
 AST Cohen & Steers Realty      1.14%
 AST Federated Aggressive
  Growth                        1.12%
 AST FI Pyramis(R) Asset
  Allocation/ 3/                1.46%
 AST First Trust Balanced
  Target                        0.98%
 AST First Trust Capital
  Appreciation Target           0.98%
 AST Global Real Estate         1.19%
 AST Goldman Sachs
  Concentrated Growth           1.02%
 AST Goldman Sachs
  Large-Cap Value               0.88%
 AST Goldman Sachs
  Mid-Cap Growth                1.14%
 AST Goldman Sachs
  Small-Cap Value               1.17%
 AST High Yield                 0.88%
 AST Horizon Growth Asset
  Allocation                    1.19%
 AST Horizon Moderate
  Asset Allocation              1.13%
 AST International Growth       1.14%
 AST International Value        1.14%
 AST Investment Grade
  Bond/ 2/                      0.79%
 AST Jennison Large-Cap
  Growth                        1.02%
 AST Jennison Large-Cap
  Value                         0.87%
 AST JPMorgan
  International Equity          1.04%
 AST J.P. Morgan Strategic
  Opportunities                 1.26%

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
                                                              For the year ended December 31, 2010
                             -------------------------------------------------------------------------------------------
        UNDERLYING                                                                                 Total
         PORTFOLIO                                                        Broker Fees  Acquired   Annual    Contractual
                                                               Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                             Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
-------------------------------------------------------------------------------------------------------------------------
 AST Large-Cap Value           0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%
 AST Lord Abbett Core
  Fixed Income /4/             0.80%     0.16%      0.00%        0.00%       0.00%       0.00%     0.96%       0.10%
 AST Marsico Capital
  Growth                       0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST MFS Global Equity         1.00%     0.25%      0.00%        0.00%       0.00%       0.00%     1.25%       0.00%
 AST MFS Growth                0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST Mid-Cap Value             0.95%     0.15%      0.00%        0.00%       0.00%       0.00%     1.10%       0.00%
 AST Money Market              0.50%     0.12%      0.00%        0.00%       0.00%       0.00%     0.62%       0.00%
 AST Neuberger Berman
  Mid-Cap Growth               0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST Neuberger Berman/
  LSV Mid-Cap Value            0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST Parametric Emerging
  Markets Equity               1.10%     0.31%      0.00%        0.00%       0.00%       0.00%     1.41%       0.00%
 AST PIMCO Limited
  Maturity Bond                0.65%     0.15%      0.00%        0.00%       0.00%       0.00%     0.80%       0.00%
 AST PIMCO Total Return
  Bond                         0.65%     0.12%      0.00%        0.00%       0.00%       0.00%     0.77%       0.00%
 AST Preservation Asset
  Allocation                   0.15%     0.02%      0.00%        0.00%       0.00%       0.82%     0.99%       0.00%
 AST QMA US Equity
  Alpha                        1.00%     0.17%      0.00%        0.25%       0.24%       0.00%     1.66%       0.00%
 AST Quantitative
  Modeling /5/                 0.25%     0.11%      0.00%        0.00%       0.00%       0.95%     1.31%       0.06%
 AST Schroders Multi-Asset
  World Strategies             1.10%     0.15%      0.00%        0.00%       0.00%       0.16%     1.41%       0.00%
 AST Small-Cap Growth          0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST Small-Cap Value           0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%
 AST T. Rowe Price Asset
  Allocation                   0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST T. Rowe Price Global
  Bond                         0.80%     0.18%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST T. Rowe Price Large-
  Cap Growth                   0.89%     0.13%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST T. Rowe Price Natural
  Resources                    0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST Wellington
  Management Hedged
  Equity                       1.00%     0.17%      0.00%        0.00%       0.00%       0.00%     1.17%       0.00%
 AST Western Asset Core
  Plus Bond                    0.70%     0.13%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST/ 6/
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund - Class 4    0.00%     0.11%      0.35%        0.00%       0.00%       0.67%     1.13%       0.01%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
PROFUND VP
 Consumer Goods                0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%
 Consumer Services             0.75%     0.95%      0.25%        0.00%       0.00%       0.00%     1.95%       0.27%


-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------

                             -----------
        UNDERLYING
         PORTFOLIO           Net Annual
                                Fund
                             Operating
                              Expenses
---------------------------------------
 AST Large-Cap Value           0.87%
 AST Lord Abbett Core
  Fixed Income /4/             0.86%
 AST Marsico Capital
  Growth                       1.02%
 AST MFS Global Equity         1.25%
 AST MFS Growth                1.02%
 AST Mid-Cap Value             1.10%
 AST Money Market              0.62%
 AST Neuberger Berman
  Mid-Cap Growth               1.04%
 AST Neuberger Berman/
  LSV Mid-Cap Value            1.04%
 AST Parametric Emerging
  Markets Equity               1.41%
 AST PIMCO Limited
  Maturity Bond                0.80%
 AST PIMCO Total Return
  Bond                         0.77%
 AST Preservation Asset
  Allocation                   0.99%
 AST QMA US Equity
  Alpha                        1.66%
 AST Quantitative
  Modeling /5/                 1.25%
 AST Schroders Multi-Asset
  World Strategies             1.41%
 AST Small-Cap Growth          1.04%
 AST Small-Cap Value           1.03%
 AST T. Rowe Price Asset
  Allocation                   0.98%
 AST T. Rowe Price Global
  Bond                         0.98%
 AST T. Rowe Price Large-
  Cap Growth                   1.02%
 AST T. Rowe Price Natural
  Resources                    1.04%
 AST Wellington
  Management Hedged
  Equity                       1.17%
 AST Western Asset Core
  Plus Bond                    0.83%
---------------------------------------

---------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST/ 6/
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund - Class 4    1.12%
---------------------------------------

---------------------------------------
PROFUND VP
 Consumer Goods                1.68%
 Consumer Services             1.68%

---------------------------------------------------------------------------------------------------------------------------
                                     UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                         (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------
                                                      For the year ended December 31, 2010
                     ------------------------------------------------------------------------------------------------------
    UNDERLYING                                                                             Total
     PORTFOLIO                                                    Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                       Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                     Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                        Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
---------------------------------------------------------------------------------------------------------------------------
 Financials            0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%       1.68%
 Health Care           0.75%     0.75%      0.25%        0.00%       0.00%       0.00%     1.75%       0.07%       1.68%
 Industrials           0.75%     0.89%      0.25%        0.00%       0.00%       0.00%     1.89%       0.21%       1.68%
 Large-Cap Growth      0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%       1.68%
 Large-Cap Value       0.75%     0.88%      0.25%        0.00%       0.00%       0.00%     1.88%       0.20%       1.68%
 Mid-Cap Growth        0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%       1.68%
 Mid-Cap Value         0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 Real Estate           0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%       1.68%
 Small-Cap Growth      0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 Small-Cap Value       0.75%     0.96%      0.25%        0.00%       0.00%       0.00%     1.96%       0.28%       1.68%
 Telecommunications    0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%       0.10%       1.68%
 Utilities             0.75%     0.77%      0.25%        0.00%       0.00%       0.00%     1.77%       0.09%       1.68%



/1/ Assuming completion of a pending reorganization transaction, Prudential Investments LLC and AST Investment Services, Inc. (together, the Investment Managers) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, interest on borrowings, short sale interest and dividend expenses, brokerage commissions, distribution fees, acquired fund and exchange-traded fund fees and expenses, and extraordinary expenses) for the AST BlackRock Global Strategies Portfolio do not exceed 1.08% of its average daily net assets through May 1, 2012. This expense limitation may not be terminated or modified prior to May 1, 2012, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2012 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.
/2/ The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2012. This arrangement may not be terminated or modified prior to April 30, 2012, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2012 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
/3  /Pyramis is a registered service mark of FMR LLC. Used under license.
/4/ The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fee, so that the effective management fee rate paid by the Portfolio is as follows: 0.70% to $500 million of average daily net assets; 0.675% over $500 million in average daily net assets up to and including $1 billion in average daily net assets; and 0.65% over $1 billion in average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
/5/ The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.30% of the Portfolio's average daily net assets through May 1, 2012. This arrangement may not be terminated or modified prior to May 1, 2012, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after May 1, 2012 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
/6/ The Fund's administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund so that common annual Fund operating expenses (i.e., a combination of fund administration fees and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2012. The Fund does not pay management fees but will directly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it invests. Acquired funds' estimated fees and expenses are based on the acquired funds' annualized expenses.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in the Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for the Annuity as described in "Summary of Contract Fees and Charges."
   .   Insurance Charge
   .   Annual Maintenance Fee
   .   Optional benefit fees, as described below

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2010, and those expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime Income Benefit or the Spousal Highest Daily Lifetime Income Benefit and the Combination 5% Roll-Up and HAV Death Benefit (which is the maximum combination of optional benefit charges)

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 If you surrender your Annuity, do not surrender, or annuitize at the end of the applicable time period:


                                   1 YR 3 YRS  5 YRS  10 YRS
                   -----------------------------------------
                   ADVISOR SERIES  $533 $1,627 $2,761 $5,779
                   -----------------------------------------

                                    SUMMARY

 Prudential Premier Advisor Variable Annuity SERIES ("ADVISOR SERIES")

 This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.

 THE ANNUITY: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.

 The Annuity offers various investment portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity. Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" mutual funds.

 GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU, GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

 PURCHASE: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application. The maximum age for purchasing the Annuity is 85 and the minimum initial Purchase Payment is $10,000.

 The "Maximum Age for Initial Purchase" applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.


 After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order.


 Please see "Purchasing the Annuity" for more detail.

 INVESTMENT OPTIONS: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying mutual funds is described in its own prospectus, which you should read before investing. There is no assurance that any variable Investment Option will meet its investment objective.

 You may also allocate money to an MVA Option that earns interest for a specific time period. In general, if you withdraw your money from this option more than 30 days prior to the end of the "Guarantee Period", you will be subject to a "Market Value Adjustment", which can either increase or decrease your Account Value. We also offer a 6 or 12 Month DCA Program under which your money is transferred monthly from a DCA MVA Option to the other Investment Options you have designated. Premature withdrawals from the DCA MVA Option may also be subject to a Market Value Adjustment.

 We also offer other programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 Please see "Investment Options," and "Managing Your Account Value" for information.

 ACCESS TO YOUR MONEY: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax.

 You may elect to receive income through annuity payments over your lifetime, also called "Annuitization". If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.

 Please see "Access to Account Value" and "Annuity Options" for more information.

 OPTIONAL LIVING BENEFITS
 GUARANTEED LIFETIME WITHDRAWAL BENEFITS. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "protected withdrawal value", even if your Account Value falls to zero. The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. If you withdraw more than the allowable amount during any year (referred to "Excess Income"), your future level of guaranteed withdrawals decreases.

 These benefits are:
 Highest Daily Lifetime Income
 Highest Daily Lifetime Income with Lifetime Income Accelerator
 Spousal Highest Daily Lifetime Income

 Highest Daily Lifetime 6 Plus*
 Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator*
 Spousal Highest Daily Lifetime 6 Plus*


 *  No longer available for new elections.

 These benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas. Under the pre-determined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand.

 In the Living Benefits section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., excess income), that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income.

 GUARANTEED MINIMUM ACCUMULATION BENEFITS. For Annuities issued with an application signed prior to January 24, 2011, subject to selling firm transition rules (i.e., regarding the closing date of the benefit), we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each pre-determined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.


 These benefits are:
 Highest Daily Guaranteed Return Option II*
 Guaranteed Return Option Plus II*

 * No longer available for new elections, except for Annuities issued with an application signed prior to January 24, 2011, and subject to selling firm transition rules (i.e., regarding the closing date of the benefit).

 Please see "Living Benefits" for more information.

 DEATH BENEFITS: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers a minimum death benefit. We also offer the following optional death benefits, for an additional charge:

 Combination 5% Roll-up and Highest Anniversary Value Death Benefit Highest Anniversary Value Death Benefit

 Each optional death benefit has certain age and investment restrictions. Please see "Death Benefits" for more information.

 FEES AND CHARGES: The Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table in the prospectus. In addition, there are fees and expenses of the underlying Portfolios.

 WHAT DOES IT MEAN THAT MY ANNUITY IS "TAX-DEFERRED"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You may also purchase the Annuity as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.

 MARKET TIMING: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail in the section entitled "Restrictions on Transfers Between Investment Options."


 OTHER INFORMATION: Please see the section entitled "General Information" for more information about the Annuity, including legal information about Pruco Life, the Separate Account, and underlying funds.

                              INVESTMENT OPTIONS

 The Investment Options under the Annuity consist of the Sub-accounts and the MVA Options. Each Sub-account invests in an underlying portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are available, are your choice - we do not provide investment advice, nor do we recommend any particular portfolio. You bear the investment risk for amounts allocated to the portfolios.


 In contrast to the Sub-accounts, Account Value allocated to an MVA Option earns a fixed rate of interest during the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in an MVA Option, so long as you remain invested in the MVA Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or "MVA", which can be positive or negative. A "Guarantee Period" is the period of time during which we credit a fixed rate of interest to an MVA Option.


 As a condition of participating in the optional benefits, you may be prohibited from investing in certain Sub-accounts or MVA Options. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime Income) employ a pre-determined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio). You should be aware that the operation of the formula could impact the expenses and performance of the portfolios. Specifically, because transfers to and from the portfolios can be frequent and the amount transferred can vary, the portfolios could experience the following effects, among others: (a) they may be compelled to hold a larger portion of assets in highly liquid securities than they otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held (b) they may experience higher portfolio turnover, which generally will increase the portfolios' expenses and (c) if they are compelled by the formula to sell securities that are thinly-traded, such sales could have a significant impact on the price of such securities. Please consult the prospectus for the applicable portfolio for additional information about these effects.

 In this section, we describe the portfolios. We then discuss the investment restrictions that apply if you elect certain optional benefits. Finally, we discuss the MVA Options.

 VARIABLE INVESTMENT OPTIONS
 Each variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "Pruco Life and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one portfolio. You should carefully read the prospectus for any portfolio in which you are interested. The Investment Objectives/Policies Chart below classifies each of the portfolios based on our assessment of their investment style. The chart also provides a description of each portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you.

 Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those portfolios. Please see the Additional Information section, under the heading concerning "Service Fees Payable to Pruco Life" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.


 The portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the portfolio may have been modeled after at its inception. Conversely, certain retail mutual funds may be managed by the same portfolio advisor or sub-advisor of a Portfolio available as a Sub-account or have a similar name. While the investment objective and policies of the retail mutual funds and the portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the portfolios are found in the prospectuses for the portfolios. The current prospectuses and statements of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888. Please read the prospectus carefully before investing.


 The name of the advisor/sub-advisor for each portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of the Advanced Series Trust. The portfolios of the Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, one or more sub-advisors, as noted below, is engaged to conduct day-to-day management.

 You may select portfolios individually, create your own combination of portfolios, or select from among combinations of portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Portfolio Combination consists of several asset allocation portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments." Once you have selected a Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation portfolio may vary from the Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the portfolios within the Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income) that uses a predetermined mathematical formula, under which your Account Value may be transferred between certain "Permitted Sub-accounts" and a bond portfolio sub-account, and you have opted for automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.


 If you are interested in a Portfolio Combination, you should work with your Financial Professional to select the Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.

       INVESTMENT OBJECTIVES/POLICIES      STYLE/          PORTFOLIO
                                            TYPE           ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
           ADVANCED SERIES TRUST
   -------------------------------------------------------------------------
    AST ACADEMIC STRATEGIES ASSET           ASSET        AlphaSimplex
    ALLOCATION PORTFOLIO: seeks long       ALLOCA-      Group, LLC; AQR
    term capital appreciation. The          TION            Capital
    Portfolio is a multi-asset class                   Management, LLC;
    fund that pursues both top-down                      CNH Partners,
    asset allocation strategies and                       LLC; First
    bottom-up selection of securities,                  Quadrant L.P.;
    investment managers, and mutual                   Jennison Associates
    funds. Under normal circumstances,                    LLC; Mellon
    approximately 60% of the assets will                    Capital
    be allocated to traditional asset                     Management
    classes (including US and                         Corporation; Pacific
    international equities and bonds)                     Investment
    and approximately 40% of the assets                   Management
    will be allocated to nontraditional                   Company LLC
    asset classes (including real                          (PIMCO);
    estate, commodities, and alternative               Prudential Bache
    strategies). Those percentages are                 Asset Management,
    subject to change at the discretion                  Incorporated;
    of the advisor.                                       Prudential
                                                       Investments LLC;
                                                         Quantitative
                                                          Management
                                                        Associates LLC;
                                                          J.P. Morgan
                                                          Investment
                                                       Management, Inc.
                                                         (on or about
                                                       August 24, 2011)
   -------------------------------------------------------------------------
    AST ADVANCED STRATEGIES PORTFOLIO:      ASSET          LSV Asset
    seeks a high level of absolute         ALLOCA-        Management;
    return. The Portfolio uses              TION        Marsico Capital
    traditional and non-traditional                    Management, LLC;
    investment strategies by investing                Pacific Investment
    in domestic and foreign equity and                    Management
    fixed-income securities, derivative                   Company LLC
    instruments and other investment                   (PIMCO); T. Rowe
    companies. The asset allocation                    Price Associates,
    generally provides for an allotment               Inc.; William Blair
    of 60% of the portfolio's assets to                 & Company, LLC;
    a combination of domestic and                        Quantitative
    international equity strategies and                   Management
    the remaining 40% of assets in a                    Associates LLC
    combination of U.S. fixed income,
    hedged international bond, real
    return assets and other investment
    companies. The manager will allocate
    the assets of the portfolio across
    different investment categories and
    subadvisors.
   -------------------------------------------------------------------------
    AST ALLIANCEBERNSTEIN CORE VALUE      LARGE CAP    AllianceBernstein
    PORTFOLIO: seeks long-term capital      VALUE            L.P.
    growth by investing primarily in
    common stocks. The subadvisor
    expects that the majority of the
    Portfolio's assets will be invested
    in the common stocks of large
    companies that appear to be
    undervalued. Among other things, the
    Portfolio seeks to identify
    compelling buying opportunities
    created when companies are
    undervalued on the basis of investor
    reactions to near-term problems or
    circumstances even though their
    long-term prospects remain sound.
    The subadvisor seeks to identify
    individual companies with cash flow
    potential that may not be recognized
    by the market at large.
   -------------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES       STYLE/        PORTFOLIO
                                               TYPE         ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
      AST AMERICAN CENTURY INCOME & GROWTH   LARGE CAP   American Century
      PORTFOLIO: seeks capital growth with     VALUE       Investment
      current income as a secondary                      Management, Inc.
      objective. The Portfolio invests
      primarily in common stocks that
      offer potential for capital growth,
      and may, consistent with its
      investment objective, invest in
      stocks that offer potential for
      current income. The subadvisor
      utilizes a quantitative management
      technique with a goal of building an
      equity portfolio that provides
      better returns than the S&P 500
      Index without taking on significant
      additional risk and while attempting
      to create a dividend yield that will
      be greater than the S&P 500 Index.
     ----------------------------------------------------------------------
      AST BALANCED ASSET ALLOCATION            ASSET       Prudential
      PORTFOLIO: seeks to obtain a total      ALLOCA-    Investments LLC;
      return consistent with its specified     TION       Quantitative
      level of risk. The Portfolio                         Management
      primarily invests its assets in a                  Associates LLC
      diversified portfolio of other
      mutual funds, within the Advanced
      Series Trust and certain affiliated
      money market funds. Under normal
      market conditions, the Portfolio
      will devote approximately 60% of its
      net assets to underlying portfolios
      investing primarily in equity
      securities (with a range of 52.5% to
      67.5%), and 40% of its net assets to
      underlying portfolios investing
      primarily in debt securities and
      money market instruments (with a
      range of 32.5% to 47.5%). The
      Portfolio is not limited to
      investing exclusively in shares of
      the underlying portfolios and may
      invest in securities, exchange
      traded funds (ETFs), and futures
      contracts, swap agreements and other
      financial and derivative instruments.
     ----------------------------------------------------------------------
      AST BLACKROCK GLOBAL STRATEGIES          ASSET        BlackRock
      PORTFOLIO (formerly SP Growth Asset     ALLOCA-       Financial
      Allocation Portfolio): seeks a high      TION      Management, Inc.
      total return consistent with a
      moderate level of risk. The
      Portfolio is a global, multi
      asset-class portfolio that invests
      directly in, among other things,
      equity and equity-related
      securities, investment grade debt
      securities (including, without
      limitation, U.S. Treasuries and U.S.
      government securities),
      non-investment grade bonds (also
      known as "high yield bonds" or "junk
      bonds"), real estate investment
      trusts (REITs), exchange traded
      funds (ETFs), and derivative
      instruments, including
      commodity-linked derivative
      instruments.
     ----------------------------------------------------------------------
      AST BLACKROCK VALUE PORTFOLIO: seeks   LARGE CAP      BlackRock
      maximum growth of capital by             VALUE       Investment
      investing primarily in the value                   Management, LLC
      stocks of larger companies. The
      Portfolio pursues its objective,
      under normal market conditions, by
      primarily investing at least 80% of
      the value of its assets in the
      equity securities of large-sized
      companies included in the Russell
      1000(R) Value Index. The subadvisor
      employs an investment strategy
      designed to maintain a portfolio of
      equity securities which approximates
      the market risk of those stocks
      included in the Russell 1000(R)
      Value Index, but which attempts to
      outperform the Russell 1000(R) Value
      Index through active stock selection.
     ----------------------------------------------------------------------
      AST BOND PORTFOLIOS 2017, 2018,          FIXED       Prudential
      2019, 2020, 2021 AND 2022: each AST     INCOME       Investment
      Bond Portfolio seeks the highest                   Management, Inc.
      potential total return consistent
      with its specified level of risk
      tolerance to meet the parameters
      established to support the GRO
      benefits and maintain liquidity to
      support changes in market conditions
      for the fixed maturity year
      indicated in its name. Please note
      that you may not make purchase
      payments to each Portfolio, and that
      each Portfolio is available only
      with certain living benefits.
     ----------------------------------------------------------------------
      AST CAPITAL GROWTH ASSET ALLOCATION      ASSET       Prudential
      PORTFOLIO: seeks to obtain a total      ALLOCA-    Investments LLC;
      return consistent with its specified     TION       Quantitative
      level of risk. The Portfolio                         Management
      primarily invests its assets in a                  Associates LLC
      diversified portfolio of other
      mutual funds, within the Advanced
      Series Trust and certain affiliated
      money market funds. Under normal
      market conditions, the Portfolio
      will devote approximately 75% of its
      net assets to underlying portfolios
      investing primarily in equity
      securities (with a range of 67.5% to
      80%), and 25% of its net assets to
      underlying portfolios investing
      primarily in debt securities and
      money market instruments (with a
      range of 20.0% to 32.5%). The
      Portfolio is not limited to
      investing exclusively in shares of
      the underlying portfolios and may
      invest in securities, ETFs, and
      futures contracts, swap agreements
      and other financial and derivative
      instruments.
     ----------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                              TYPE         ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
      AST CLS GROWTH ASSET ALLOCATION         ASSET     CLS Investments,
      PORTFOLIO: seeks the highest           ALLOCA-          LLC
      potential total return consistent       TION
      with its specified level of risk
      tolerance. Under normal
      circumstances, at least 90% of the
      Portfolio's assets will be invested
      in other portfolios of Advanced
      Series Trust (the underlying
      portfolios) while no more than 10%
      of the Portfolio's assets may be
      invested in exchange traded funds
      (ETFs). Under normal market
      conditions, the Portfolio will
      devote from 60% to 80% of its net
      assets to underlying portfolios and
      ETFs investing primarily in equity
      securities, and from 20% to 40% of
      its net assets to underlying
      portfolios and ETFs investing
      primarily in money market
      instruments and debt securities,
      which may include non-investment
      grade bonds. "Non-investment grade
      bonds" are commonly referred to as
      "junk bonds".
     ---------------------------------------------------------------------
      AST CLS MODERATE ASSET ALLOCATION       ASSET     CLS Investments,
      PORTFOLIO: seeks the highest           ALLOCA-          LLC
      potential total return consistent       TION
      with its specified level of risk
      tolerance. Under normal
      circumstances, at least 90% of the
      Portfolio's assets will be invested
      in other portfolios of Advanced
      Series Trust (the underlying
      portfolios) while no more than 10%
      of the Portfolio's assets may be
      invested in exchange traded funds
      (ETFs). Under normal market
      conditions, the Portfolio will
      devote from 40% to 60% of its net
      assets to underlying portfolios and
      ETFs investing primarily in equity
      securities, and from 40% to 60% of
      its net assets to underlying
      portfolios and ETFs investing
      primarily in money market
      instruments and debt securities,
      which may include non-investment
      grade bonds. "Non-investment grade
      bonds" are commonly referred to as
      "junk bonds".
     ---------------------------------------------------------------------
      AST COHEN & STEERS REALTY PORTFOLIO:  SPECIALTY   Cohen & Steers
      seeks to maximize total return                        Capital
      through investment in real estate                 Management, Inc.
      securities. The Portfolio pursues
      its investment objective by
      investing, under normal
      circumstances, at least 80% of its
      net assets in common stocks and
      other equity securities issued by
      real estate companies, such as real
      estate investment trusts (REITs).
      Under normal circumstances, the
      Portfolio will invest substantially
      all of its assets in the equity
      securities of real estate companies,
      i.e., a company that derives at
      least 50% of its revenues from the
      ownership, construction, financing,
      management or sale of real estate or
      that has at least 50% of its assets
      in real estate. Real estate
      companies may include real estate
      investment trusts (REITs).
     ---------------------------------------------------------------------
      AST FEDERATED AGGRESSIVE GROWTH       SMALL CAP   Federated Equity
      PORTFOLIO: seeks capital growth. The   GROWTH       Management
      Portfolio pursues its investment                    Company of
      objective by investing primarily in                Pennsylvania/
      the stocks of small companies that                Federated Global
      are traded on national security                     Investment
      exchanges, NASDAQ stock exchange and              Management Corp.
      the over-the-counter-market. Small
      companies will be defined as
      companies with market
      capitalizations similar to companies
      in the Russell 2000 and S&P 600
      Small Cap Index.
     ---------------------------------------------------------------------
      AST FI PYRAMIS(R) ASSET ALLOCATION      ASSET     Pyramis Global
      PORTFOLIO: seeks to maximize            ALLOCA    Advisors, LLC a
      potential total return. In seeking      TION         Fidelity
      to achieve the Portfolio's                          Investments
      investment objective, the                             Company
      Portfolio's assets will be allocated
      across six uniquely specialized
      investment strategies (collectively,
      the Investment Strategies). The
      Portfolio will have four strategies
      that invest primarily in equity
      securities (i.e., the Equity
      Strategies), one fixed-income
      strategy (i.e., the Broad Market
      Duration Strategy), and one strategy
      designed to provide liquidity (i.e.,
      the Liquidity Strategy). Pyramis is
      a registered service mark of FMR
      LLC. Used under license.
     ---------------------------------------------------------------------
      AST FIRST TRUST BALANCED TARGET         ASSET       First Trust
      PORTFOLIO: seeks long-term capital      ALLOCA     Advisors L.P.
      growth balanced by current income.      TION
      The Portfolio seeks to achieve its
      objective by investing approximately
      65% in equity securities and
      approximately 35% in fixed income
      securities. The Portfolio allocates
      the equity portion of the portfolio
      across five uniquely specialized
      strategies - The Dow(R) Target
      Dividend, the Value Line(R) Target
      25, the Global Dividend Target 15,
      the NYSE(R) International Target 25,
      and the Target Small Cap. Each
      strategy employs a quantitative
      approach by screening common stocks
      for certain attributes and/or using
      a multi-factor scoring system to
      select the common stocks. The fixed
      income allocation is determined by
      the Dow Jones Income strategy which
      utilizes certain screens to select
      bonds from the Dow Jones Corporate
      Bond Index or like-bonds not in the
      index.
     ---------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                              TYPE         ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
      AST FIRST TRUST CAPITAL APPRECIATION    ASSET       First Trust
      TARGET PORTFOLIO: seeks long-term      ALLOCA-     Advisors L.P.
      capital growth. The Portfolio seeks     TION
      to achieve its objective by
      investing approximately 80% in
      equity securities and approximately
      20% in fixed income securities. The
      portfolio allocates the equity
      portion of the portfolio across five
      uniquely specialized strategies -
      the Value Line(R) Target 25, the
      Global Dividend Target 15, the
      Target Small-Cap, the NASDAQ(R)
      Target 15, and the NYSE(R)
      International Target 25. Each
      strategy employs a quantitative
      approach by screening common stocks
      for certain attributes and/or using
      a multi-factor scoring system to
      select the common stocks. The fixed
      income allocation is determined by
      the Dow Jones Income strategy which
      utilizes certain screens to select
      bonds from the Dow Jones Corporate
      Bond Index or like-bonds not in the
      index.
     ---------------------------------------------------------------------
      AST GLOBAL REAL ESTATE PORTFOLIO:     SPECIALTY   Prudential Real
      seeks capital appreciation and                    Estate Investors
      income. The Portfolio will normally
      invest at least 80% of its liquid
      assets (net assets plus any
      borrowing made for investment
      purposes) in equity-related
      securities of real estate companies.
      The Portfolio will invest in
      equity-related securities of real
      estate companies on a global basis
      and the Portfolio may invest up to
      15% of its net assets in ownership
      interests in commercial real estate
      through investments in private real
      estate.
     ---------------------------------------------------------------------
      AST GOLDMAN SACHS CONCENTRATED        LARGE CAP    Goldman Sachs
      GROWTH PORTFOLIO: seeks long-term      GROWTH          Asset
      growth of capital. The Portfolio                  Management, L.P.
      will pursue its objective by
      investing primarily in equity
      securities of companies that the
      subadvisor believes have the
      potential to achieve capital
      appreciation over the long-term. The
      Portfolio seeks to achieve its
      investment objective by investing,
      under normal circumstances, in
      approximately 30 - 45 companies that
      are considered by the subadvisor to
      be positioned for long-term growth.
     ---------------------------------------------------------------------
      AST GOLDMAN SACHS LARGE-CAP VALUE     LARGE CAP    Goldman Sachs
      PORTFOLIO (formerly AST                 VALUE          Asset
      AllianceBernstein Growth & Income                 Management, L.P.
      Portfolio): seeks long-term growth
      of capital. The Portfolio seeks to
      achieve its investment objective by
      investing in value opportunities
      that Goldman Sachs Asset Management,
      L.P. ("GSAM"), the Portfolio's sole
      subadvisor, defines as companies
      with identifiable competitive
      advantages whose intrinsic value is
      not reflected in the stock price.
      The Fund invests, under normal
      circumstances, at least 80% of its
      net assets plus any borrowings for
      investment purposes (measured at
      time of purchase) ("Net Assets") in
      a diversified portfolio of equity
      investments in large-cap U.S.
      issuers with public stock market
      capitalizations within the range of
      the market capitalization of
      companies constituting the Russell
      1000 Value Index at the time of
      investment.
     ---------------------------------------------------------------------
      AST GOLDMAN SACHS MID-CAP GROWTH       MID CAP     Goldman Sachs
      PORTFOLIO: seeks long-term growth of   GROWTH          Asset
      capital. The Portfolio pursues its                Management, L.P.
      investment objective, by investing
      primarily in equity securities
      selected for their growth potential,
      and normally invests at least 80% of
      the value of its assets in
      medium-sized companies. Medium-sized
      companies are those whose market
      capitalizations (measured at the
      time of investment) fall within the
      range of companies in the Russell
      Mid-cap Growth Index. The subadvisor
      seeks to identify individual
      companies with earnings growth
      potential that may not be recognized
      by the market at large.
     ---------------------------------------------------------------------
      AST GOLDMAN SACHS SMALL-CAP VALUE     SMALL CAP    Goldman Sachs
      PORTFOLIO: seeks long-term capital      VALUE          Asset
      appreciation. The Portfolio will                  Management, L.P.
      seek its objective through
      investments primarily in equity
      securities that are believed to be
      undervalued in the marketplace. The
      Portfolio will invest, under normal
      circumstances, at least 80% of the
      value of its assets plus any
      borrowings for investment purposes
      in small capitalization companies.
      The 80% investment requirement
      applies at the time the Portfolio
      invests its assets. The Portfolio
      generally defines small
      capitalization companies as
      companies with market
      capitalizations that are within the
      range of the Russell 2000 Value
      Index at the time of purchase.
     ---------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
     AST HIGH YIELD PORTFOLIO: seeks         FIXED        J.P. Morgan
     maximum total return, consistent       INCOME         Investment
     with preservation of capital and                  Management, Inc.;
     prudent investment management. The                    Prudential
     Portfolio will invest, under normal                   Investment
     circumstances, at least 80% of its                 Management, Inc.
     net assets plus any borrowings for
     investment purposes (measured at
     time of purchase) in non-investment
     grade high yield bonds (also known
     as "junk bonds"), fixed-income
     investments which may be represented
     by forwards or derivatives such as
     options, futures contracts, or swap
     agreements. Non-investment grade
     investments are financial
     instruments rated Ba or lower by
     Moody's Investors Services, Inc. or
     equivalently rated by Standard &
     Poor's Corporation, or Fitch, or, if
     unrated, determined by the
     sub-advisor to be of comparable
     quality.
    ------------------------------------------------------------------------
     AST HORIZON GROWTH ASSET ALLOCATION     ASSET          Horizon
     PORTFOLIO: seeks the highest           ALLOCA-     Investments, LLC
     potential total return consistent       TION
     with its specified level of risk
     tolerance. Under normal
     circumstances, at least 90% of the
     Portfolio's assets will be invested
     in other portfolios of Advanced
     Series Trust (the underlying
     portfolios) while no more than 10%
     of the Portfolio's assets may be
     invested in exchange traded funds
     (ETFs). Under normal market
     conditions, the Portfolio will
     devote from 60% to 80% of its net
     assets to underlying portfolios and
     ETFs investing primarily in equity
     securities, and from 20% to 40% of
     its net assets to underlying
     portfolios and ETFs investing
     primarily in debt securities and
     money market instruments.
    ------------------------------------------------------------------------
     AST HORIZON MODERATE ASSET              ASSET          Horizon
     ALLOCATION PORTFOLIO: seeks the        ALLOCA-     Investments, LLC
     highest potential total return          TION
     consistent with its specified level
     of risk tolerance. Under normal
     circumstances, at least 90% of the
     Portfolio's assets will be invested
     in other portfolios of Advanced
     Series Trust (the underlying
     portfolios) while no more than 10%
     of the Portfolio's assets may be
     invested in exchange traded funds
     (ETFs). Under normal market
     conditions, the Portfolio will
     devote from 40% to 60% of its net
     assets to underlying portfolios and
     ETFs investing primarily in equity
     securities, and from 40% to 60% of
     its net assets to underlying
     portfolios and ETFs investing
     primarily in debt securities and
     money market instruments.
    ------------------------------------------------------------------------
     AST INTERNATIONAL GROWTH PORTFOLIO:     INTER      Marsico Capital
     seeks long-term capital growth.       NATIONAL     Management, LLC;
     Under normal circumstances, the        EQUITY      William Blair &
     Portfolio invests at least 80% of                    Company, LLC
     the value of its assets in
     securities of issuers that are
     economically tied to countries other
     than the United States. Although the
     Portfolio intends to invest at least
     80% of its assets in the securities
     of issuers located outside the
     United States, it may at times
     invest in U.S. issuers and it may
     invest all of its assets in fewer
     than five countries or even a single
     country. The Portfolio looks
     primarily for stocks of companies
     whose earnings are growing at a
     faster rate than other companies or
     which offer attractive growth.
    ------------------------------------------------------------------------
     AST INTERNATIONAL VALUE PORTFOLIO:      INTER         LSV Asset
     seeks long-term capital               NATIONAL       Management;
     appreciation. The Portfolio normally   EQUITY         Thornburg
     invests at least 80% of the                           Investment
     Portfolio's assets in equity                       Management, Inc.
     securities. The Portfolio will
     invest at least 65% of its net
     assets in the equity securities of
     companies in at least three
     different countries, without limit
     as to the amount of assets that may
     be invested in a single country.
    ------------------------------------------------------------------------
     AST INVESTMENT GRADE BOND PORTFOLIO:    FIXED         Prudential
     seeks to maximize total return,        INCOME         Investment
     consistent with the preservation of                Management, Inc.
     capital and liquidity needs to meet
     the parameters established to
     support the Highest Daily Lifetime 6
     Plus and Highest Daily Lifetime
     Income benefits. Please note that
     you may not make purchase payments
     to this Portfolio, and that this
     Portfolio is available only with
     certain living benefits.
    ------------------------------------------------------------------------
     AST JENNISON LARGE-CAP GROWTH         LARGE CAP   Jennison Associates
     PORTFOLIO: seeks long-term growth of   GROWTH            LLC
     capital. Under normal market
     conditions, the Portfolio will
     invest at least 80% of its
     investable assets in the equity and
     equity-related securities of
     large-capitalization companies
     measured, at the time of purchase,
     to be within the market
     capitalization of the Russell
     1000(R) Index. In deciding which
     equity securities to buy, the
     subadvisor will use a growth
     investment style and will invest in
     stocks it believes could experience
     superior sales or earnings growth,
     or high returns on equity and
     assets. Stocks are selected on a
     company-by-company basis using
     fundamental analysis. The companies
     in which the subadvisor will invest
     generally tend to have a unique
     market niche, a strong new product
     profile or superior management.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
     AST JENNISON LARGE-CAP VALUE          LARGE CAP   Jennison Associates
     PORTFOLIO: seeks capital                VALUE            LLC
     appreciation. Under normal market
     conditions, the Portfolio will
     invest at least 80% of its
     investable assets in the equity and
     equity-related securities of
     large-capitalization companies
     measured, at the time of purchase,
     to be within the market
     capitalization of the Russell
     1000(R) Index. In deciding which
     equity securities to buy, the
     subadvisor will use a value
     investment style and will invest in
     common stocks that it believes are
     being valued at a discount to their
     intrinsic value, as defined by the
     value of their earnings, free cash
     flow, the value of their assets,
     their private market value, or some
     combination of these factors. The
     subadvisor will look for catalysts
     that will help unlock a common
     stock's true value.
    ------------------------------------------------------------------------
     AST JPMORGAN INTERNATIONAL EQUITY       INTER        J.P. Morgan
     PORTFOLIO: seeks long-term capital    NATIONAL        Investment
     growth by investing in a diversified   EQUITY      Management, Inc.
     portfolio of international equity
     securities. The Portfolio seeks to
     meet its objective by investing,
     under normal market conditions, at
     least 80% of its assets in a
     diversified portfolio of equity
     securities of companies located or
     operating in developed non-U.S.
     countries and emerging markets of
     the world. The equity securities
     will ordinarily be traded on a
     recognized foreign securities
     exchange or traded in a foreign
     over-the-counter market in the
     country where the issuer is
     principally based, but may also be
     traded in other countries including
     the United States.
    ------------------------------------------------------------------------
     AST J.P. MORGAN STRATEGIC               ASSET        J.P. Morgan
     OPPORTUNITIES PORTFOLIO: seeks to      ALLOCA-        Investment
     maximize total return, consisting of    TION       Management, Inc.
     capital appreciation and current
     income. The Portfolio invests in
     securities and financial instruments
     to gain exposure to global equity,
     global fixed income and cash
     equivalent markets, including global
     currencies. The Portfolio may invest
     in equity and fixed income
     securities (including non-investment
     grade bonds or "junk bonds") of
     issuers located within and outside
     the United States or in open-end
     investment companies advised by J.P.
     Morgan Investment Management, Inc.,
     the Portfolio's subadvisor, to gain
     exposure to certain global equity
     and global fixed income markets.
    ------------------------------------------------------------------------
     AST LARGE-CAP VALUE PORTFOLIO: seeks  LARGE CAP      Eaton Vance
     current income and long-term growth     VALUE        Management;
     of income, as well as capital                        Hotchkis and
     appreciation. The Portfolio invests,                Wiley Capital
     under normal circumstances, at least               Management, LLC
     80% of its net assets in common
     stocks of large capitalization
     companies. Large capitalization
     companies are those companies with
     market capitalizations within the
     market capitalization range of the
     Russell 1000 Value Index.
    ------------------------------------------------------------------------
     AST LORD ABBETT CORE FIXED INCOME       FIXED       Lord, Abbett &
     PORTFOLIO (formerly AST Lord Abbett    INCOME          Co. LLC
     Bond- Debenture Portfolio): seeks
     income and capital appreciation to
     produce a high total return. Under
     normal market conditions, the
     Portfolio pursues its investment
     objective by investing at least 80%
     of its net assets in debt (or fixed
     income) securities of various types.
     The Portfolio primarily invests in
     securities issued or guaranteed by
     the U.S. government, its agencies or
     government-sponsored enterprises;
     investment grade debt securities of
     U.S. issuers; investment grade debt
     securities of non-U.S. issuers that
     are denominated in U.S. dollars;
     mortgage-backed and other
     asset-backed securities; senior
     loans, and loan participations and
     assignments; and derivative
     instruments, such as options,
     futures contracts, forward contracts
     or swap agreements. The Portfolio
     attempts to manage interest rate
     risk through its management of the
     average duration of the securities
     it holds in its portfolio. The
     Portfolio expects to maintain its
     average duration range within two
     years of the bond market's duration
     as measured by the Barclays Capital
     U.S. Aggregate Bond Index (which was
     approximately five years as of
     December 31, 2010).
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES       STYLE/         PORTFOLIO
                                              TYPE          ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
     AST MARSICO CAPITAL GROWTH             LARGE CAP    Marsico Capital
     PORTFOLIO: seeks capital growth.        GROWTH      Management, LLC
     Income realization is not an
     investment objective and any income
     realized on the Portfolio's
     investments, therefore, will be
     incidental to the Portfolio's
     objective. The Portfolio will pursue
     its objective by investing primarily
     in common stocks of large companies
     that are selected for their growth
     potential. Large capitalization
     companies are companies with market
     capitalizations within the market
     capitalization range of the Russell
     1000 Growth Index. In selecting
     investments for the Portfolio, the
     subadvisor uses an approach that
     combines "top down" macroeconomic
     analysis with "bottom up" stock
     selection. The "top down" approach
     identifies sectors, industries and
     companies that may benefit from the
     trends the subadvisor has observed.
     The subadvisor then looks for
     individual companies with earnings
     growth potential that may not be
     recognized by the market at large,
     utilizing a "bottom up" stock
     selection process. The Portfolio
     will normally hold a core position
     of between 35 and 50 common stocks.
     The Portfolio may hold a limited
     number of additional common stocks
     at times when the Portfolio manager
     is accumulating new positions,
     phasing out and replacing existing
     positions or responding to
     exceptional market conditions.
    ------------------------------------------------------------------------
     AST MFS GLOBAL EQUITY PORTFOLIO:         INTER       Massachusetts
     seeks capital growth. Under normal     NATIONAL    Financial Services
     circumstances the Portfolio invests     EQUITY          Company
     at least 80% of its assets in equity
     securities. The Portfolio may invest
     in the securities of U.S. and
     foreign issuers (including issuers
     in emerging market countries). While
     the portfolio may invest its assets
     in companies of any size, the
     Portfolio generally focuses on
     companies with relatively large
     market capitalizations relative to
     the markets in which they are traded.
    ------------------------------------------------------------------------
     AST MFS GROWTH PORTFOLIO: seeks        LARGE CAP     Massachusetts
     long-term capital growth and future,    GROWTH     Financial Services
     rather than current income. Under                       Company
     normal market conditions, the
     Portfolio invests at least 80% of
     its net assets in common stocks and
     related securities, such as
     preferred stocks, convertible
     securities and depositary receipts.
     The subadvisor focuses on investing
     the Portfolio's assets in the stocks
     of companies it believes to have
     above-average earnings growth
     potential compared to other
     companies. The subadvisor uses a
     "bottom up" as opposed to a "top
     down" investment style in managing
     the Portfolio.
    ------------------------------------------------------------------------
     AST MID-CAP VALUE PORTFOLIO: seeks      MID CAP         EARNEST
     to provide capital growth by             VALUE       Partners LLC;
     investing primarily in                               WEDGE Capital
     mid-capitalization stocks that                      Management, LLP
     appear to be undervalued. The
     Portfolio generally invests, under
     normal circumstances, at least 80%
     of the value of its net assets in
     mid-capitalization companies.
     Mid-capitalization companies are
     generally those that have market
     capitalizations, at the time of
     purchase, within the market
     capitalization range of companies
     included in the Russell Midcap(R)
     Value Index during the previous
     12-months based on month-end data.
    ------------------------------------------------------------------------
     AST MONEY MARKET PORTFOLIO: seeks        FIXED        Prudential
     high current income while               INCOME        Investment
     maintaining high levels of                         Management, Inc.
     liquidity. The Portfolio invests in
     high-quality, short-term, U.S.
     dollar denominated corporate, bank
     and government obligations. The
     Portfolio will invest in securities
     which have effective maturities of
     not more than 397 days.
    ------------------------------------------------------------------------
     AST NEUBERGER BERMAN MID-CAP GROWTH     MID CAP    Neuberger Berman
     PORTFOLIO: seeks capital growth.        GROWTH      Management LLC
     Under normal market conditions, the
     Portfolio invests at least 80% of
     its net assets in the common stocks
     of mid-capitalization companies.
     Mid-capitalization companies are
     those companies whose market
     capitalization is within the range
     of market capitalizations of
     companies in the Russell Midcap(R)
     Growth Index. Using fundamental
     research and quantitative analysis,
     the subadvisor looks for
     fast-growing companies that are in
     new or rapidly evolving industries.
     The Portfolio may invest in foreign
     securities (including emerging
     markets securities).
    ------------------------------------------------------------------------

       INVESTMENT OBJECTIVES/POLICIES       STYLE/          PORTFOLIO
                                             TYPE           ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
    AST NEUBERGER BERMAN/LSV MID-CAP        MID CAP         LSV Asset
    VALUE PORTFOLIO: seeks capital           VALUE         Management;
    growth. Under normal market                         Neuberger Berman
    conditions, the Portfolio invests at                 Management LLC
    least 80% of its net assets in the
    common stocks of medium
    capitalization companies. For
    purposes of the Portfolio, companies
    with market capitalizations that
    fall within the range of the Russell
    Midcap(R) Value Index at the time of
    investment are considered medium
    capitalization companies. Some of
    the Portfolio's assets may be
    invested in the securities of
    large-cap companies as well as in
    small-cap companies. Neuberger
    Berman looks for well-managed
    companies whose stock prices are
    undervalued and that may rise in
    price before other investors realize
    their worth. LSV Asset Management
    (LSV) follows an active investment
    strategy utilizing a quantitative
    investment model to evaluate and
    recommend investment decisions for
    its portion of the Portfolio in a
    bottom-up, contrarian value approach.
   --------------------------------------------------------------------------
    AST PARAMETRIC EMERGING MARKETS          INTER     Parametric Portfolio
    EQUITY PORTFOLIO: seeks long-term      NATIONAL      Associates LLC
    capital appreciation. The Portfolio     EQUITY
    normally invests at least 80% of its
    net assets in equity securities of
    issuers (i) located in emerging
    market countries, which are
    generally those not considered to be
    developed market countries, or
    (ii) included (or considered for
    inclusion) as emerging markets
    issuers in one or more broad-based
    market indices. Emerging market
    countries are generally countries
    not considered to be developed
    market countries, and therefore not
    included in the Morgan Stanley
    Capital International (MSCI) World
    Index. A company will be considered
    to be located in an emerging market
    country if it is domiciled in or
    derives more that 50% of its
    revenues or profits from emerging
    market countries. The Portfolio
    seeks to employ a top-down,
    disciplined and structured
    investment process that emphasizes
    broad exposure and diversification
    among emerging market countries,
    economic sectors and issuers.
   --------------------------------------------------------------------------
    AST PIMCO LIMITED MATURITY BOND          FIXED     Pacific Investment
    PORTFOLIO: seeks to maximize total      INCOME         Management
    return consistent with preservation                    Company LLC
    of capital and prudent investment                        (PIMCO)
    management. The Portfolio will
    invest, under normal circumstances,
    at least 80% of the value of its net
    assets in fixed- income investments,
    which may be represented by forwards
    or derivatives such as options,
    futures contracts, or swap
    agreements. The average portfolio
    duration normally varies within a
    one-to-three year time-frame based
    on the subadvisor's forecast of
    interest rates. The Portfolio may
    invest up to 10% total assets in
    non-investment grade bonds which are
    commonly known as "junk bonds".
   --------------------------------------------------------------------------
    AST PIMCO TOTAL RETURN BOND              FIXED     Pacific Investment
    PORTFOLIO: seeks to maximize total      INCOME         Management
    return consistent with preservation                    Company LLC
    of capital and prudent investment                        (PIMCO)
    management. The Portfolio will
    invest, under normal circumstances,
    at least 80% of the value of its net
    assets in fixed income investments,
    which may be represented by forwards
    or derivatives such as options,
    futures contracts, or swap
    agreements. The average portfolio
    duration normally varies within two
    years (+/-) of the duration of the
    Barclay's Capital U.S. Aggregate
    Bond Index. The Portfolio may invest
    up to 10% total assets in
    non-investment grade bonds which are
    commonly known as "junk bonds".
   --------------------------------------------------------------------------
    AST PRESERVATION ASSET ALLOCATION        ASSET         Prudential
    PORTFOLIO: seeks to obtain a total      ALLOCA-     Investments LLC;
    return consistent with its specified     TION         Quantitative
    level of risk. The Portfolio                           Management
    primarily invests its assets in a                    Associates LLC
    diversified portfolio of other
    mutual funds, within the Advanced
    Series Trust and certain affiliated
    money market funds. Under normal
    market conditions, the Portfolio
    will devote approximately 35% of its
    net assets to underlying portfolios
    investing primarily in equity
    securities (with a range of 27.5% to
    42.5%), and 65% of its net assets to
    underlying portfolios investing
    primarily in debt securities and
    money market instruments (with a
    range of 57.5% to 72.5%). The
    Portfolio is not limited to
    investing exclusively in shares of
    the underlying portfolios and may
    invest in securities, ETFs, and
    futures contracts, swap agreements
    and other financial and derivative
    instruments.
   --------------------------------------------------------------------------
    AST QMA US EQUITY ALPHA PORTFOLIO:     LARGE CAP      Quantitative
    seeks long term capital                  BLEND         Management
    appreciation. The portfolio utilizes                 Associates LLC
    a long/short investment strategy and
    will normally invest at least 80% of
    its net assets plus borrowings in
    equity and equity related securities
    of US issuers. The benchmark index
    is the Russell 1000(R) which is
    comprised of stocks representing
    more than 90% of the market cap of
    the US market and includes the
    largest 1000 securities in the
    Russell 3000(R) index.
   --------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
     AST QUANTITATIVE MODELING PORTFOLIO:    ASSET        Quantitative
     seeks a high potential return while    ALLOCA-        Management
     attempting to mitigate downside risk    TION        Associates LLC
     during adverse market cycles. The
     Portfolio is comprised of a blend of
     equities and fixed income. Upon the
     commencement of operations of the
     Portfolio, approximately 90% of the
     Portfolio's net assets will be
     allocated to the capital growth
     segment, with the remainder of its
     net assets (i.e., approximately 10%)
     being allocated to the fixed-income
     segment. Asset allocation transfers
     within the Portfolio between the
     capital growth segment and the fixed
     income segment will be governed
     primarily by the application of a
     quantitative model. The model,
     however, will not generate: (i) a
     transfer to the capital growth
     segment from the fixed-income
     segment that would result in more
     than 90% of the Portfolio's net
     assets being allocated to the
     capital growth segment, (ii) a
     transfer to the fixed-income segment
     from the capital growth segment that
     would result in more than 90% of the
     Portfolio's net assets being
     allocated to the fixed-income
     segment, or (iii) a large-scale
     transfer between the Portfolio's
     segments that exceeds certain
     pre-determined percentage
     thresholds. An Owner's specific
     investment experience will depend,
     in part, on how the Portfolio's
     assets were allocated between the
     capital growth segment and the
     fixed-income segment during the
     period in which the Owner was
     invested in the Portfolio.
    ------------------------------------------------------------------------
     AST SCHRODERS MULTI-ASSET WORLD         ASSET          Schroder
     STRATEGIES PORTFOLIO: seeks            ALLOCA-        Investment
     long-term capital appreciation          TION       Management North
     through a global flexible asset                      America Inc.
     allocation approach. This asset
     allocation approach entails
     investing in traditional asset
     classes, such as equity and
     fixed-income investments, and
     alternative asset classes, such as
     investments in real estate,
     commodities, currencies, private
     equity, non-investment grade bonds,
     emerging market debt and absolute
     return strategies. The sub-advisor
     seeks to emphasize the management of
     risk and volatility. Exposure to
     different asset classes and
     investment strategies will vary over
     time based upon the subadvisor's
     assessments of changing market,
     economic, financial and political
     factors and events.
    ------------------------------------------------------------------------
     AST SMALL-CAP GROWTH PORTFOLIO:       SMALL CAP      Eagle Asset
     seeks long-term capital growth. The    GROWTH      Management, Inc.
     Portfolio pursues its objective by
     investing, under normal
     circumstances, at least 80% of the
     value of its assets in
     small-capitalization companies.
     Small-capitalization companies are
     those companies with a market
     capitalization, at the time of
     purchase, no larger than the largest
     capitalized company included in the
     Russell 2000(R) Growth Index at the
     time of the Portfolio's investment.
    ------------------------------------------------------------------------
     AST SMALL-CAP VALUE PORTFOLIO: seeks  SMALL CAP      ClearBridge
     to provide long-term capital growth     VALUE     Advisors, LLC; J.P.
     by investing primarily in                         Morgan Investment
     small-capitalization stocks that                  Management, Inc.;
     appear to be undervalued. The                     Lee Munder Capital
     Portfolio invests, under normal                       Group, LLC
     circumstances, at least 80% of the
     value of its assets in small
     capitalization companies. Small
     capitalization companies are
     generally defined as stocks of
     companies with market
     capitalizations that are within the
     market capitalization range of the
     Russell 2000(R) Value Index.
     Securities of companies whose market
     capitalizations no longer meet the
     definition of small capitalization
     companies after purchase by the
     Portfolio will still be considered
     to be small capitalization companies
     for purposes of the Portfolio's
     policy of investing at least 80% of
     its assets in small capitalization
     companies.
    ------------------------------------------------------------------------
     AST T. ROWE PRICE ASSET ALLOCATION      ASSET       T. Rowe Price
     PORTFOLIO: seeks a high level of       ALLOCA-     Associates, Inc.
     total return by investing primarily     TION
     in a diversified portfolio of equity
     and fixed income securities. The
     Portfolio normally invests
     approximately 60% of its total
     assets in equity securities and 40%
     in fixed income securities. This mix
     may vary over shorter time periods
     depending on the subadvisor's
     outlook for the markets. The
     subadvisor concentrates common stock
     investments in larger, more
     established companies, but the
     Portfolio may include small and
     medium-sized companies with good
     growth prospects. The fixed income
     portion of the Portfolio will be
     allocated among investment grade
     securities, high yield or "junk"
     bonds, emerging market securities,
     foreign high quality debt securities
     and cash reserves.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES       STYLE/         PORTFOLIO
                                              TYPE          ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
     AST T. ROWE PRICE GLOBAL BOND            FIXED       T. Rowe Price
     PORTFOLIO: seeks to provide high        INCOME     Associates, Inc.
     current income and capital growth by
     investing in high-quality foreign
     and U.S. dollar-denominated bonds.
     The Portfolio will normally invest
     at least 80% of its total assets in
     fixed income securities. The
     Portfolio invests in all types of
     bonds, including those issued or
     guaranteed by U.S. or foreign
     governments or their agencies and by
     foreign authorities, provinces and
     municipalities as well as investment
     grade corporate bonds,
     mortgage-related and asset- backed
     securities, and high-yield bonds of
     U.S. and foreign issuers. The
     Portfolio generally invests in
     countries where the combination of
     fixed-income returns and currency
     exchange rates appears attractive,
     or, if the currency trend is
     unfavorable, where the subadvisor
     believes that the currency risk can
     be minimized through hedging. The
     Portfolio may also invest in
     convertible securities, commercial
     paper and bank debt and loan
     participations. The Portfolio may
     invest up to 20% of its assets in
     the aggregate in below
     investment-grade, high-risk bonds
     ("junk bonds") and emerging market
     bonds. In addition, the Portfolio
     may invest up to 30% of its assets
     in mortgage-related (including
     mortgage dollar rolls and
     derivatives, such as collateralized
     mortgage obligations and stripped
     mortgage securities) and
     asset-backed securities. The
     Portfolio may invest in futures,
     swaps and other derivatives in
     keeping with its objective.
    ------------------------------------------------------------------------
     AST T. ROWE PRICE LARGE-CAP GROWTH     LARGE CAP     T. Rowe Price
     PORTFOLIO: seeks long-term growth of    GROWTH     Associates, Inc.
     capital by investing predominantly
     in the equity securities of a
     limited number of large, carefully
     selected, high-quality U.S.
     companies that are judged likely to
     achieve superior earnings growth.
     The Portfolio takes a growth
     approach to investment selection and
     normally invests at least 80% of its
     net assets in the common stocks of
     large companies. Large companies are
     defined as those whose market cap is
     larger than the median market cap of
     companies in the Russell 1000 Growth
     Index as of the time of purchase.
    ------------------------------------------------------------------------
     AST T. ROWE PRICE NATURAL RESOURCES    SPECIALTY     T. Rowe Price
     PORTFOLIO: seeks long-term capital                 Associates, Inc.
     growth primarily through investing
     in the common stocks of companies
     that own or develop natural
     resources (such as energy products,
     precious metals and forest products)
     and other basic commodities. The
     Portfolio invests, under normal
     circumstances, at least 80% of the
     value of its assets in natural
     resource companies. The Portfolio
     may also invest in non-resource
     companies with the potential for
     growth. The Portfolio looks for
     companies that have the ability to
     expand production, to maintain
     superior exploration programs and
     production facilities, and the
     potential to accumulate new
     resources. Although at least 50% of
     Portfolio assets will be invested in
     U.S. securities, up to 50% of total
     assets also may be invested in
     foreign securities.
    ------------------------------------------------------------------------
     AST WELLINGTON MANAGEMENT HEDGED         ASSET        Wellington
     EQUITY PORTFOLIO (formerly AST          ALLOCA-       Management
     Aggressive Asset Allocation              TION        Company, LLP
     Portfolio): seeks to outperform its
     blended benchmark index over a full
     market cycle. The Portfolio will use
     a broad spectrum of Wellington
     Management's equity investment
     strategies to invest in a broadly
     diversified portfolio of common
     stocks while also pursuing a
     downside risk overlay. The Portfolio
     will normally invest at least 80% of
     its assets in common stocks of
     small, medium and large companies
     and may also invest up to 30% of its
     assets in equity securities of
     foreign issuers and non-dollar
     securities.
    ------------------------------------------------------------------------
     AST WESTERN ASSET CORE PLUS BOND         FIXED       Western Asset
     PORTFOLIO: seeks to maximize total      INCOME        Management
     return, consistent with prudent                         Company
     investment management and liquidity
     needs. The Portfolio's current
     target average duration is generally
     2.5 to 7 years. The Portfolio
     pursues this objective by investing
     in all major fixed income sectors
     with a bias towards non-Treasuries.
     The Portfolio has the ability to
     invest up to 20% in below investment
     grade securities. Securities rated
     below investment grade are commonly
     known as "junk bonds" or "high
     yield" securities.
    ------------------------------------------------------------------------
         FRANKLIN TEMPLETON VARIABLE
           INSURANCE PRODUCTS TRUST
    ------------------------------------------------------------------------
     FRANKLIN TEMPLETON VIP FOUNDING        MODERATE    Franklin Templeton
     FUNDS ALLOCATION FUND: Seeks capital    ALLOCA-      Services, LLC
     appreciation, with income as a           TION
     secondary goal. The Fund normally
     invests equal portions in Class 1
     shares of Franklin Income Securities
     Fund; Mutual Shares Securities Fund;
     and Templeton Growth Securities Fund.
    ------------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                              TYPE         ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
                   PROFUND VP
     ---------------------------------------------------------------------
      EACH PROFUND VP PORTFOLIO DESCRIBED BELOW IS DESIGNED TO SEEK
      DAILY INVESTMENT RESULTS THAT, BEFORE FEES AND EXPENSES,
      CORRESPOND TO THE PERFORMANCE OF A DAILY BENCHMARK, SUCH AS THE
      DAILY PRICE PERFORMANCE, THE INVERSE (OPPOSITE) OF THE DAILY PRICE
      PERFORMANCE, A MULTIPLE OF THE DAILY PRICE PERFORMANCE, OF AN
      INDEX OR SECURITY. ULTRA PROFUND VPS ARE DESIGNED TO CORRESPOND TO
      A MULTIPLE OF THE DAILY PERFORMANCE OF AN UNDERLYING INDEX.
      INVERSE PROFUND VPS ARE DESIGNED TO CORRESPOND TO THE INVERSE
      (OPPOSITE) OF THE DAILY PERFORMANCE OF AN UNDERLYING INDEX. THE
      INVESTMENT STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH
      POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT RESULTS OF THE
      APPLICABLE INDEX OR SECURITY. IT IS RECOMMENDED THAT ONLY THOSE
      ANNUITY OWNERS WHO ENGAGE A FINANCIAL ADVISOR TO ALLOCATE THEIR
      ACCOUNT VALUE USING A STRATEGIC OR TACTICAL ASSET ALLOCATION
      STRATEGY INVEST IN THESE PORTFOLIOS. THE PORTFOLIOS ARE ARRANGED
      BASED ON THE INDEX ON WHICH ITS INVESTMENT STRATEGY IS BASED.
     ---------------------------------------------------------------------
      PROFUND VP SMALL-CAP VALUE: seeks     SMALL CAP   ProFund Advisors
      daily investment results, before        VALUE           LLC
      fees and expenses, that correspond
      to the daily performance of the S&P
      SmallCap 600(R)/Citigroup Value
      Index (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities and
      derivatives that ProFund Advisors
      believes, in combination, should
      have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      PROFUND VP SMALL-CAP GROWTH: seeks    SMALL CAP   ProFund Advisors
      daily investment results, before       GROWTH           LLC
      fees and expenses, that correspond
      to the daily performance of the S&P
      SmallCap 600(R)/Citigroup Growth
      Index(R)(the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities and
      derivatives that ProFund Advisors
      believes, in combination, should
      have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      THE S&P SMALLCAP 600/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE
      A COMPREHENSIVE MEASURE OF SMALL-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED, MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P SMALLCAP
      600 THAT HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
      GROWTH-VALUE SPECTRUM. (NOTE: THE S&P SMALLCAP 600(R) INDEX IS A
      FLOAT ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX OF 600 U.S.
      OPERATING COMPANIES. SECURITIES ARE SELECTED FOR INCLUSION IN THE
      INDEX BY AN S&P COMMITTEE THROUGH A NON-MECHANICAL PROCESS THAT
      FACTORS CRITERIA SUCH AS LIQUIDITY, PRICE, MARKET CAPITALIZATION,
      FINANCIAL VIABILITY, AND PUBLIC FLOAT.)
     ---------------------------------------------------------------------
      PROFUND VP LARGE-CAP VALUE: seeks     LARGE CAP   ProFund Advisors
      daily investment results, before        VALUE           LLC
      fees and expenses, that correspond
      to the daily performance of the S&P
      500(R)/Citigroup Value Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities and derivatives
      that ProFund Advisors believes, in
      combination, should have similar
      daily return characteristics as the
      daily return of the Index.
     ---------------------------------------------------------------------
      S&P 500(R)/CITIGROUP VALUE INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF LARGE-CAP U.S. EQUITY "VALUE" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P 500 THAT HAVE BEEN IDENTIFIED AS BEING ON
      THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
      PROFUND VP LARGE-CAP GROWTH: seeks    LARGE CAP   ProFund Advisors
      daily investment results, before       GROWTH           LLC
      fees and expenses, that correspond
      to the daily performance of the S&P
      500(R)/Citigroup Growth Index(R).
      (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities and
      derivatives that ProFund Advisors
      believes, in combination, should
      have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      THE S&P 500(R)/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF LARGE-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P 500 THAT
      HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE GROWTH-VALUE
      SPECTRUM.
     ---------------------------------------------------------------------
      PROFUND VP MID-CAP VALUE: seeks        MID CAP    ProFund Advisors
      daily investment results, before        VALUE           LLC
      fees and expenses, that correspond
      to the daily performance of the S&P
      MidCap 400(R)/Citigroup Value
      Index(R) (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities and
      derivatives that ProFund Advisors
      believes, in combination, should
      have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                              TYPE         ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R)/CITIGROUP VALUE INDEX IS DESIGNED TO PROVIDE
      A COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "VALUE"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P MIDCAP 400
      THAT HAVE BEEN IDENTIFIED AS BEING ON THE VALUE END OF THE
      GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
      PROFUND VP MID-CAP GROWTH: seeks       MID CAP    ProFund Advisors
      daily investment results, before       GROWTH           LLC
      fees and expenses, that correspond
      to the daily performance of the S&P
      MidCap 400(R)/Citigroup Growth
      Index(R) (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities and
      derivatives that ProFund Advisors
      believes, in combination, should
      have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R)/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE
      A COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P MIDCAP 400
      THAT HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
      GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
      PROFUND VP CONSUMER GOODS: seeks      SPECIALTY   ProFund Advisors
      daily investment results, before                        LLC
      fees and expenses, that correspond
      to the daily performance of the Dow
      Jones U.S. Consumer Goods Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities and derivatives
      that ProFund Advisors believes, in
      combination, should have similar
      daily return characteristics as the
      daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. CONSUMER GOODS/SM/ INDEX MEASURES THE
      PERFORMANCE OF CONSUMER GOODS SECTOR OF THE U.S. EQUITY MARKET.
      COMPONENT COMPANIES INCLUDE, AMONG OTHERS, AUTOMOBILES AND AUTO
      PARTS AND TIRES, BREWERS AND DISTILLERS, FARMING AND FISHING,
      DURABLE AND NON-DURABLE HOUSEHOLD PRODUCT MANUFACTURERS, COSMETIC
      COMPANIES, FOOD AND TOBACCO PRODUCTS, CLOTHING, ACCESSORIES AND
      FOOTWEAR.
     ---------------------------------------------------------------------
      PROFUND VP CONSUMER SERVICES: seeks   SPECIALTY   ProFund Advisors
      daily investment results, before                        LLC
      fees and expenses, that correspond
      to the daily performance of the Dow
      Jones U.S. Consumer Services Index
      (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities and
      derivatives that ProFund Advisors
      believes, in combination, should
      have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. CONSUMER SERVICES INDEX MEASURES THE PERFORMANCE
      OF CONSUMER SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, AIRLINES, BROADCASTING AND
      ENTERTAINMENT, APPAREL AND BROADLINE RETAILERS, FOOD AND DRUG
      RETAILERS, MEDIA AGENCIES, PUBLISHING, GAMBLING, HOTELS,
      RESTAURANTS AND BARS, AND TRAVEL AND TOURISM.
     ---------------------------------------------------------------------
      PROFUND VP FINANCIALS: seeks daily    SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      daily performance of the Dow Jones
      U.S. Financials Index (the "Index").
      To meet its investment objective,
      the Fund invests in equity
      securities and derivatives that
      ProFund Advisors believes, in
      combination, should have similar
      daily return characteristics as the
      daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. FINANCIALS INDEX MEASURES THE PERFORMANCE OF THE
      FINANCIAL SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, REGIONAL BANKS; MAJOR U.S.
      DOMICILED INTERNATIONAL BANKS; FULL LINE, LIFE, AND PROPERTY AND
      CASUALTY INSURANCE COMPANIES; COMPANIES THAT INVEST, DIRECTLY OR
      INDIRECTLY IN REAL ESTATE; DIVERSIFIED FINANCIAL COMPANIES SUCH AS
      FANNIE MAE, CREDIT CARD ISSUERS, CHECK CASHING COMPANIES, MORTGAGE
      LENDERS AND INVESTMENT ADVISERS; SECURITIES BROKERS AND DEALERS,
      INCLUDING INVESTMENT BANKS, MERCHANT BANKS AND ONLINE BROKERS; AND
      PUBLICLY TRADED STOCK EXCHANGES.
     ---------------------------------------------------------------------
      PROFUND VP HEALTH CARE: seeks daily   SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      daily performance of the Dow Jones
      U.S. Health Care/SM/ Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities and derivatives
      that ProFund Advisors believes, in
      combination, should have similar
      daily return characteristics as the
      daily return of the Index.
     ---------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                              TYPE         ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
      THE DOW JONES U.S. HEALTH CARE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE HEALTHCARE INDUSTRY OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, HEALTH CARE PROVIDERS,
      BIOTECHNOLOGY COMPANIES, MEDICAL SUPPLIES, ADVANCED MEDICAL
      DEVICES AND PHARMACEUTICALS.
     ---------------------------------------------------------------------
      PROFUND VP INDUSTRIALS: seeks daily   SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      daily performance of the Dow Jones
      U.S. Industrials Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities and derivatives
      that ProFund Advisors believes, in
      combination, should have similar
      daily return characteristics as the
      daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. INDUSTRIALS/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE INDUSTRIAL INDUSTRY OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, BUILDING MATERIALS, HEAVY
      CONSTRUCTION, FACTORY EQUIPMENT, HEAVY MACHINERY, INDUSTRIAL
      SERVICES, POLLUTION CONTROL, CONTAINERS AND PACKAGING, INDUSTRIAL
      DIVERSIFIED, AIR FREIGHT, MARINE TRANSPORTATION, RAILROADS,
      TRUCKING, LAND-TRANSPORTATION EQUIPMENT, SHIPBUILDING,
      TRANSPORTATION SERVICES, ADVANCED INDUSTRIAL EQUIPMENT, ELECTRIC
      COMPONENTS AND EQUIPMENT, AND AEROSPACE.
     ---------------------------------------------------------------------
      PROFUND VP REAL ESTATE: seeks daily   SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      daily performance of the Dow Jones
      U.S. Real Estate Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities and derivatives
      that ProFund Advisors believes, in
      combination, should have similar
      daily return characteristics as the
      daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. REAL ESTATE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE REAL ESTATE SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE REAL ESTATE HOLDING AND DEVELOPMENT AND REAL
      ESTATE SERVICE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS
      ("REITS") THAT INVEST IN INDUSTRIAL, OFFICES AND RETAIL PROPERTIES.
      REITS ARE PASSIVE INVESTMENT VEHICLES THAT INVEST PRIMARILY IN
      INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS AND
      INTERESTS.
     ---------------------------------------------------------------------
      PROFUND VP TELECOMMUNICATIONS: seeks  SPECIALTY   ProFund Advisors
      daily investment results, before                        LLC
      fees and expenses, that correspond
      to the daily performance of the Dow
      Jones U.S. Telecommunications Index
      (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities and
      derivatives that ProFund Advisors
      believes, in combination, should
      have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. TELECOMMUNICATIONS/SM /INDEX MEASURES THE
      PERFORMANCE OF THE TELECOMMUNICATIONS INDUSTRY OF THE U.S. EQUITY
      MARKET. COMPONENT COMPANIES INCLUDE, AMONG OTHERS, FIXED-LINE
      COMMUNICATIONS AND WIRELESS COMMUNICATIONS COMPANIES.
     ---------------------------------------------------------------------
      PROFUND VP UTILITIES: seeks daily     SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      daily performance of the Dow Jones
      U.S. Utilities Index (the "Index").
      To meet its investment objective,
      the Fund invests in equity
      securities and derivatives that
      ProFund Advisors believes, in
      combination, should have similar
      daily return characteristics as the
      daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. UTILITIES/SM /INDEX MEASURES THE PERFORMANCE OF
      THE UTILITIES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT COMPANIES
      INCLUDE, AMONG OTHERS, ELECTRIC UTILITIES, GAS UTILITIES AND WATER
      UTILITIES.
     ---------------------------------------------------------------------



 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.


 LIMITATIONS WITH OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly re-balancing. We call the second group (Group II) our "Custom Portfolios Program." The Custom Portfolios Program offers a larger menu of portfolios, but you are subject to certain other restrictions. Specifically:

   . you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, and the AST Lord Abbett Core Fixed Income Portfolio); and

   .   you may allocate up to 80% in the portfolios listed in the table below;
       and

   . on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the pre-determined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and

   . between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

 While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. WE MAY MODIFY OR TERMINATE THE CUSTOM PORTFOLIOS PROGRAM AT ANY TIME. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.

 In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs.

 Group I: Allowable Benefit Allocations


 Highest Daily Lifetime Income                                     AST Academic Strategies Asset Allocation
 Highest Daily Lifetime Income with Lifetime Income Accelerator    AST Advanced Strategies
 Spousal Highest Daily Lifetime Income                             AST Balanced Asset Allocation
 Highest Daily Lifetime 6 Plus                                     AST BlackRock Global Strategies
 Highest Daily Lifetime 6 Plus with LIA                            AST Capital Growth Asset Allocation
 Spousal Highest Daily Lifetime 6 Plus                             AST CLS Growth Asset Allocation
 GRO Plus II                                                       AST CLS Moderate Asset Allocation
 Highest Daily GRO II                                              AST FI Pyramis(R) Asset Allocation
 Highest Anniversary Value Death Benefit                           AST First Trust Balanced Target
 Combination 5% Roll-Up and HAV Death Benefit                      AST First Trust Capital Appreciation Target
                                                                   AST Horizon Growth Asset Allocation
                                                                   AST Horizon Moderate Asset Allocation
                                                                   AST J.P. Morgan Strategic Opportunities
                                                                   AST Preservation Asset Allocation
                                                                   AST Schroders Multi-Asset World Strategies
                                                                   AST T. Rowe Price Asset Allocation
                                                                   AST Wellington Management Hedged Equity
                                                                   Franklin Templeton VIP Founding Funds Allocation Fund

 Group II: Custom Portfolios Program

                                                                   AST Academic Strategies Asset Allocation
                                                                   AST Advanced Strategies
                                                                   AST AllianceBernstein Core Value
                                                                   AST American Century Income & Growth
                                                                   AST Balanced Asset Allocation
                                                                   AST BlackRock Global Strategies
                                                                   AST BlackRock Value
 Highest Daily Lifetime Income                                     AST CLS Growth Asset Allocation
 Highest Daily Lifetime Income with Lifetime Income Accelerator    AST CLS Moderate Asset Allocation
 Spousal Highest Daily Lifetime Income                             AST Capital Growth Asset Allocation
 Highest Daily Lifetime 6 Plus                                     AST Cohen & Steers Realty
 Highest Daily Lifetime 6 Plus with LIA                            AST Federated Aggressive Growth
 Spousal Highest Daily Lifetime 6 Plus                             AST FI Pyramis(R) Asset Allocation
 GRO Plus II                                                       AST First Trust Balanced Target
 Highest Daily GRO II                                              AST First Trust Capital Appreciation Target
 Highest Anniversary Value Death Benefit                           AST Global Real Estate
 Combination 5% Roll-Up and HAV Death Benefit                      AST Goldman Sachs Concentrated Growth
                                                                   AST Goldman Sachs Large-Cap Value

              AST Goldman Sachs Mid-Cap Growth
              AST Goldman Sachs Small-Cap Value
              AST High Yield
              AST Horizon Growth Asset Allocation
              AST Horizon Moderate Asset Allocation
              AST International Growth
              AST International Value
              AST Jennison Large-Cap Growth
              AST Jennison Large-Cap Value
              AST JPMorgan International Equity
              AST J.P. Morgan Strategic Opportunities
              AST Large-Cap Value
              AST Lord Abbett Core Fixed Income
              AST Marsico Capital Growth
              AST MFS Global Equity
              AST MFS Growth
              AST Mid-Cap Value
              AST Money Market
              AST Neuberger Berman Mid-Cap Growth
              AST Neuberger Berman/LSV Mid-Cap Value
              AST Parametric Emerging Markets Equity
              AST PIMCO Limited Maturity Bond
              AST PIMCO Total Return Bond
              AST Preservation Asset Allocation
              AST QMA US Equity Alpha
              AST Schroders Multi-Asset World Strategies
              AST Small-Cap Growth
              AST Small-Cap Value
              AST T. Rowe Price Asset Allocation
              AST T. Rowe Price Global Bond
              AST T. Rowe Price Large-Cap Growth
              AST T. Rowe Price Natural Resources
              AST Wellington Management Hedged Equity
              AST Western Asset Core Plus Bond
              Franklin Templeton VIP Founding Funds Allocation Fund
              Profund VP Consumer Goods
              Profund VP Consumer Services
              Profund VP Financials
              Profund VP Health Care
              Profund VP Industrials
              Profund VP Large-Cap Growth
              Profund VP Large-Cap Value
              Profund VP Mid-Cap Growth
              Profund VP Mid-Cap Value
              Profund VP Real Estate
              Profund VP Small-Cap Growth
              Profund VP Small-Cap Value
              Profund VP Telecommunications
              Profund VP Utilities


 MARKET VALUE ADJUSTMENT OPTIONS
 When you allocate your Account Value to an MVA Option, you earn a fixed rate of interest over a set period of time called a Guarantee Period. There are two types of MVA Options available under each Annuity - the Long-Term MVA Options and the DCA MVA Options. We discuss each MVA Option below. In brief, under the Long-Term MVA Options, you earn interest over a multi-year time period that you have selected. Currently, the Guarantee Periods we offer are 3 years, 5 years, 7 years, and 10 years. We reserve the right to eliminate any or all of these Guarantee Periods or offer Guarantee Periods of different durations. Under the DCA MVA Options, you earn interest over a 6 month or 12 month period while your Account Value in that option is systematically transferred monthly to the Sub-accounts you have designated.

 For the Long-Term MVA Option, a Guarantee Period for an MVA Option begins:
   .   when all or part of a Purchase Payment is allocated to that MVA Option;
   . upon transfer of any of your Account Value to a Long-Term MVA Option for that particular Guarantee Period; or
   .   when you "renew" an MVA Option into a new Guarantee Period.

 RATES FOR MVA OPTIONS
 We do not have a single method for determining the fixed interest rates for the MVA Options. In general, the interest rates we offer for MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the MVA Option, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

 The interest rate credited to an MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your MVA Option, we will advise you of the interest rate in effect and the date your MVA Option matures. We may change the rates we credit to new MVA Options at any time. To inquire as to the current rates for the MVA Options, please call 1-888-PRU-2888. MVA Options may not be available in all States and are subject to a minimum rate.

 To the extent permitted by law, we may establish different interest rates for MVA Options offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use DCA MVA Options.

 For any MVA Option, you will not be permitted to allocate or renew to the MVA Option if the Guarantee Period associated with that MVA Option would end after your Latest Annuity Date. Thus, for example, we would not allow you to start a new Guarantee Period of 5 years if the Owner/Annuitant were aged 94, because the 5 year period would end after the Latest Annuity Date.

 MARKET VALUE ADJUSTMENT
 With certain exceptions, if you transfer or withdraw Account Value from an MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or "MVA". We assess an MVA (whether positive or negative) upon:
   . any surrender, partial withdrawal (including a systematic withdrawal, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of an MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and

   . your exercise of the Free Look right under your Annuity, unless prohibited by law.


 We will NOT assess an MVA (whether positive or negative) in connection with any of the following:

   . partial withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;
   . transfers or partial withdrawals from an MVA Option during the 30 days immediately prior to the end of the applicable Guarantee Period, including the Maturity Date of the MVA option;

   .   transfers made in accordance with our 6 or 12 Month DCA Program;
   .   when a Death Benefit is determined;
   .   deduction of a Annual Maintenance Fee for the Annuity;
   .   Annuitization under the Annuity; and

   . transfers made pursuant to a mathematical formula used with an optional benefit (e.g., Highest Daily Lifetime Income).


 The amount of the MVA is determined according to the formulas set forth in Appendix E. We use one formula for the Long-Term MVA Option and another formula for the DCA MVA Option. In general, the amount of the MVA is dependent on the difference between interest rates at the time your MVA Option was established and current interest rates for the remaining Guarantee Period of your MVA Option. For the Long-Term MVA Option, as detailed in the formula, we essentially (i) divide the current interest rate you are receiving under the Guarantee Period by the interest rate (plus a "liquidity factor") we are crediting for a Guarantee Period equal in duration to the time remaining under the Guarantee Period and (ii) raise that quotient by a mathematical power that represents the time remaining until the maturity of the Guarantee Period. That result produces the MVA factor. If we have no interest rate for a Guarantee Period equal in duration to the time remaining under the Guarantee Period, we may use certain US Treasury interest rates to calculate a proxy for that interest rate. All else being equal, the longer the time remaining until the maturity of the MVA Option, the larger the mathematical power that is applied to the quotient in (i) above, and thus the larger the MVA itself. The formula for the DCA MVA Options works in a similar fashion, except both interest rates used in the MVA formula are derived directly from the Federal Reserve's "Constant Maturity Treasury (CMT) rate." Under either formula, the MVA may be positive or negative, and a negative MVA could result in a loss of interest previously earned as well as some portion of your Purchase Payments.

 LONG-TERM MVA OPTIONS
 We offer Long-Term MVA Options, offering a range of durations. When you select this option, your payment will earn interest at the established rate for the applicable Guarantee Period. A new Long-Term MVA Option is established every time you allocate or transfer money into a Long-Term MVA Option. You may have money allocated in more than one Guarantee Period at the same time. This could result in your money earning interest at different rates and each Guarantee Period maturing at a different time. While the interest rates we credit to the MVA Options may change from time to time, the minimum interest rate is what is set forth in your Annuity.

 We retain the right to limit the amount of Account Value that may be transferred into a new or out of an existing a Long-Term MVA Option and/or to require advance notice for transfers exceeding a specified amount. In addition, we reserve the right to limit or restrict the availability of certain Guarantee Periods from time to time.

 DCA MVA OPTIONS
 In addition to the Long-Term MVA Options, we offer DCA MVA Options that are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA MVA Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Subaccounts, you do not earn interest on the full amount you allocated initially to the DCA MVA Options. A dollar cost averaging program does not assure a profit, or protect against a loss. For a complete description of our 6 or 12 month DCA Program, see the applicable section of this prospectus within the section entitled "Managing Your Account Value."

 GUARANTEE PERIOD TERMINATION

 An MVA Option ends on the earliest of (a) the "Maturity Date" of the Guarantee Period (b) the date the entire amount in the MVA Option is withdrawn or transferred (c) the Annuity Date (d) the date the Annuity is surrendered and
 (e) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary. "Annuity Date" means the date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."


 We will notify you before the end of the Guarantee Period. You may elect to have the value of the Long-Term MVA Option on its Maturity Date transferred to any Investment Option, including any Long-Term MVA Option, we then make available. If we do not receive instructions from you in Good Order at our Service Office before the Maturity Date of the Long-Term MVA Option, regarding how the Account Value in your maturing Long-Term MVA Option is to be allocated, we will allocate the Account Value in the maturing Long-Term MVA Option to the AST Money Market Sub-account, unless the Maturity Date is the Annuity Date. We will not assess an MVA if you choose to renew an MVA Option on its Maturity Date or transfer the Account Value to another Investment Option on the Maturity Date (or at any time during the 30 days immediately preceding the Maturity Date).

                         FEES, CHARGES AND DEDUCTIONS

 In this section, we provide detail about the charges you incur if you own the Annuity.

 The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.


 With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A "Unit" refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.


 TRANSFER FEE: Currently, you may make twenty free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the twenty free transfers. All transfers made on the same day will be treated as one transfer. Renewals or transfers of Account Value from an MVA Option within the 30 days immediately preceding the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Transfers made through any electronic method or program we specify are not counted toward the twenty free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.

 ANNUAL MAINTENANCE FEE: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts pro rata, and then from the MVA Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The amount of the Annual Maintenance Fee may differ in certain states.


 TAX CHARGE: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax either when Purchase Payments are received, upon surrender or upon Annuitization. If deducted upon Annuitization, we would deduct the tax from your Unadjusted Account Value. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. "Surrender Value" refers to the Account Value (which includes the effect of any MVA) less any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.


 We may assess a charge against the Sub-accounts and the MVA Options equal to any taxes which may be imposed upon the Separate Accounts.


 We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.

 In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

 INSURANCE CHARGE: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity's basic Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase optional benefits, we will deduct an additional charge. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income, the charge is assessed against the greater of the Unadjusted Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are reflected daily by each portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the portfolios.

 MVA OPTION CHARGES
 No specific fees or expenses are deducted when determining the rates we credit to an MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to an MVA Option.

 ANNUITY PAYMENT OPTION CHARGES
 If you select a fixed payment option, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 REQUIREMENTS FOR PURCHASING THE ANNUITY
 INITIAL PURCHASE PAYMENT: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make an initial Purchase Payment of at least $10,000 for the Advisor Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.


 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. WE MAY APPLY CERTAIN LIMITATIONS, RESTRICTIONS, AND/OR UNDERWRITING STANDARDS AS A CONDITION OF OUR ISSUANCE OF AN ANNUITY AND/OR ACCEPTANCE OF PURCHASE PAYMENTS. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


 SPECULATIVE INVESTING: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect optional benefits.


 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, each of the Owner(s) and Annuitant(s) must not be older than a maximum issue age as of the Issue Date of the Annuity, which is age 85. If you purchase a Beneficiary Annuity, the maximum issue is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.

 ADDITIONAL PURCHASE PAYMENTS: If allowed by applicable state law, you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer ("EFT") purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86/th/ birthday or (ii) for entity-owned Annuities, the

 Annuitant's 86/th/ birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero. WE MAY LIMIT OR REJECT ANY PURCHASE PAYMENT, BUT WOULD DO SO ONLY ON A NON-DISCRIMINATORY BASIS. Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see the Tax Considerations section for additional information on these contribution limits.

 Additional Purchase Payments will be allocated to the Investment Options according to your instructions. If you have not provided any allocation instructions with the additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding any Sub-accounts to which you may not electively allocate Account Value.

 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.


   . Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).


   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.


   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.


 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

 "BENEFICIARY" ANNUITY
 You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into the Annuity described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 You may take withdrawals in excess of your required distributions. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity provides a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or
    Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
..   If the Annuity is funded by means of transfer from another Beneficiary
    Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and
    (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of
    September 30/th/ of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

 RIGHT TO CANCEL

 You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Unless otherwise required by applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. If you had Account Value allocated to any MVA Option upon your exercise of the Free Look, we will calculate, to the extent allowed by applicable state law, any applicable MVA with a zero "liquidity factor". See the section of this prospectus entitled "Market Value Adjustment Options."

 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT

 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 SALARY REDUCTION PROGRAMS
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the MVA Options.

                             MANAGING YOUR ANNUITY

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS

 In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective when received at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;

..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
..   a new Annuitant prior to the Annuity Date if the Owner is an entity;

..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
..   any permissible designation change if the change request is received at our
    Service Office after the Annuity Date; and
..   A new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors.

 In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. WE WILL ALLOW CHANGES OF OWNERSHIP AND/OR ASSIGNMENTS ONLY IF THE ANNUITY IS HELD EXCLUSIVELY FOR THE BENEFIT OF THE ANNUITANT OR CONTINGENT ANNUITANT. WE RESERVE THE RIGHT TO REJECT ANY PROPOSED CHANGE OF OWNER, ANNUITANT, OR BENEFICIARY, AS WELL AS ANY PROPOSED ASSIGNMENT OF THE ANNUITY. WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS, AND TO THE EXTENT ALLOWED BY STATE LAW, BUT ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIME FRAME. There are restrictions on designation changes when you have elected certain optional benefits. We assume no responsibility for the validity or tax consequences of any change of ownership or assignment, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities.


 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Minimum Death Benefits and Optional Death Benefit Riders section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you elect an alternative Beneficiary designation.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.


 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in spousal continuation section of the Minimum Death Benefits and Optional Death Benefit Riders section of this prospectus.

 See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

                          MANAGING YOUR ACCOUNT VALUE

 There are several programs we administer to help you manage your Account Value, as described in this section.

 DOLLAR COST AVERAGING PROGRAMS
 We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.

 There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM")

 The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program may not be available in all states or with certain benefits or programs. Currently, the DCA MVA Options are not available in the States of Iowa and Oregon.


 CRITERIA FOR PARTICIPATING IN THE PROGRAM
..   You may only allocate Purchase Payments to the DCA MVA Options. You may not
    transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.

..   As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.

..   We impose no fee for your participation in the 6 or 12 Month DCA Program.
..   You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to electively allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
..   We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.
..   The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

 DETAILS REGARDING PROGRAM TRANSFERS
..   Transfers made under this program are not subject to any MVA.

..   Any partial withdrawals, transfers, or fees deducted from the DCA MVA
    Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.

..   6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
..   We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
..   The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

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

..   If you are not participating in an optional benefit, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any optional benefit, we will allocate amounts transferred out of the DCA MVA Options in the following manner: (a) if you are participating in the Custom Portfolios Program, we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the 6 or 12 Month DCA Program, provided those instructions comply with the allocation requirements for the optional benefit and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Portfolio Sub-account used with the optional benefit (although the DCA MVA Option is treated as a "Permitted
    Sub-account" for purposes of transfers made by any predetermined mathematical formula associated with the optional benefit).
..   If you are participating in an optional benefit and also are participating in the 6 or 12 Month DCA Program, and the pre-determined mathematical formula under the benefit dictates a transfer from the Permitted Sub-accounts to the applicable AST Investment Grade Bond Portfolio Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options associated with the 6 or 12 Month DCA Program. Amounts transferred from the DCA MVA Options under the formula will be taken on a last-in, first-out basis, without the imposition of a market value adjustment.
..   If you are participating in one of our automated withdrawal programs (e.g.,
    Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional living benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA MVA Options. Such withdrawals will be assessed any applicable MVA.

 AUTOMATIC REBALANCING PROGRAMS

 During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The "Accumulation Period" refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.


 If you are participating in an optional living benefit (such as Highest Daily Lifetime Income) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

 AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT
 This Annuity is intended to be used where you have engaged your own investment advisor to provide advice regarding the allocation of your Account Value. That investment advisor may be a firm or person appointed by us, or whose affiliated broker-dealer is appointed by us, as authorized sellers of the Annuity. To be eligible to take any action with respect to your Annuity, an investment advisor must meet our standards. These standards include, but are not limited to, the advisor's fee not exceeding a certain percentage of your Account Value (which fee cap may change from time to time). In general, we reserve the right to change these standards at any time. Although we impose these standards, you bear the responsibility for choosing a suitable investment advisor.

 We do not offer advice about how to allocate your Account Value. As such, we are not responsible for any recommendations your investment advisor makes, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf. Moreover, if you participate in an optional living benefit that transfers Account Value under a pre-determined mathematical formula, you and your investment advisor should realize that such transfers will occur as dictated solely by the formula, and may or may not be in accord with the investment program being pursued by your investment advisor. As one possible example, prompted by a decline in the value of your chosen Sub-accounts, the formula might direct a transfer to an AST bond portfolio - even though your advisor's program might call for an increased investment in equity Sub-accounts in that scenario.

 We are not a party to the agreement you have with your investment advisor, and do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor's fee, are within the terms of your agreement with your

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

 investment advisor. You will, however, receive confirmations of transactions that affect your Annuity that among other things reflect advisory fees deducted from your Account Value. It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for those services.

 Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. Please be aware that if you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor's fee, such fee deduction will be treated as a withdrawal. A withdrawal can have many consequences, particularly if you are participating in certain optional living benefits and/or optional death benefits. For example, under Highest Daily GRO II a withdrawal results in a proportional reduction to each existing guarantee amount, and under the Highest Anniversary Value Death Benefit, a withdrawal reduces the death benefit amount proportionally (rather than on a dollar-for-dollar basis). If you participate in Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 6 Plus, Highest Daily Lifetime Income, or Spousal Highest Daily Lifetime Income, we do not allow your investment advisor to deduct its fees from your Annuity (although you may pay your advisor in some other manner). As with any other withdrawal from your Annuity, you may incur adverse tax consequences, and/or an MVA, upon the deduction of your advisor's fee from your Annuity.

 SPECIAL RULES FOR DISTRIBUTIONS TO PAY ADVISORY FEES
 We treat partial withdrawals to pay advisory fees as taxable distributions unless your Annuity is being used in conjunction with a "qualified" retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code).

 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
 Unless you direct otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL SUCH TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS". We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
 During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

 Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income). The transfer restrictions discussed in this section apply only to the former type of transfer (i.e., a transfer that you initiate).

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.


 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage a portfolio's investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., the Sub-accounts corresponding to the AST Money Market Portfolio or ProFunds VP portfolios), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain


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

 Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the portfolios; or
 (b) we are informed by a portfolio (e.g., by the portfolio's portfolio manager) that the purchase or redemption of shares in the portfolio must be restricted because the portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account, or a Sub-account corresponding to a ProFund portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto rebalancing or under a pre-determined mathematical formula used with an optional living benefit; (ii) do not count any transfer that solely involves the AST Money Market Portfolio and/or a ProFund VP Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect transfers on a delayed basis for all
    Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract Owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract Owners who are subject to such limitations. Finally, there are contract Owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract Owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract Owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY. The portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

 A portfolio also may assess a short-term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no portfolio has adopted a short-term trading fee.

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

                            ACCESS TO ACCOUNT VALUE

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU

 During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits and may impose an MVA. Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.

 If you participate in any Lifetime Guaranteed Minimum Withdrawal Benefit, and you take a withdrawal deemed to be Excess Income that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate.


 TAX IMPLICATIONS FOR DISTRIBUTIONS

 PRIOR TO ANNUITIZATION

 For a non-qualified Annuity, a distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "cost basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.


 DURING THE ANNUITIZATION PERIOD

 For a non-qualified Annuity, during the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.


 For more information about non-qualified Annuities and for information about qualified Annuities, see "Tax Considerations".

 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD

 You can receive systematic withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to an MVA.

 Systematic withdrawals can be made from Account Value allocated to the Sub-accounts or certain MVA Options. There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals. The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.


 We will withdraw systematic withdrawals from the Investment Options you have designated. Unless you notify us differently as permitted, withdrawals are taken pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Please note that if you are participating in certain optional living benefits (e.g., Highest Daily Lifetime Income), systematic withdrawals must be taken pro rata.

 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to an MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

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

 Please note that if a withdrawal under 72(t) or 72(q) was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then we will implement the withdrawal on December 28/th/ or on the last Valuation Day prior to December 28/th/ of that year.

 REQUIRED MINIMUM DISTRIBUTIONS

 Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see "Living Benefits" for further information relating to Required Minimum Distributions if you own a living benefit.


 In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

 Please note that if a Required Minimum Distribution was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then we will implement the Required Minimum Distribution on December 28/th/ or on the last Valuation Day prior to December 28/th/ of that year.

 See "Tax Considerations" for a further discussion of Required Minimum Distributions.

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                                  SURRENDERS

 SURRENDER VALUE
 During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any MVA) less any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

                                ANNUITY OPTIONS


 Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Living Benefits" section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant.

 If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.

 Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law).

 For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.

 OPTION 1
 ANNUITY PAYMENTS FOR A PERIOD CERTAIN: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain. If the Beneficiary so chooses, we will make a single lump sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future period certain payments. This is done by using the interest rate used to compute the actual payments.

 OPTION 2
 LIFE INCOME ANNUITY OPTION WITH A PERIOD CERTAIN: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If the Beneficiary so chooses, we will make a single lump sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future period certain payments. This is done by


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


 using the interest rate used to compute the actual payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 OTHER ANNUITY OPTIONS WE MAY MAKE AVAILABLE
 At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
   . Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.
   . Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
   . Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

 We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available Other Annuity Options.

                                LIVING BENEFITS


 Pruco Life offers different optional living benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional living benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value due to investment performance;
..   guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
..   Highest Daily Lifetime Income
..   Highest Daily Lifetime Income with Lifetime Income Accelerator
..   Spousal Highest Daily Lifetime Income
..   Highest Daily Lifetime 6 Plus Income Benefit (HD6 Plus)*
..   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator (HD6 Plus with LIA)*
..   Spousal Highest Daily Lifetime 6 Plus Income Benefit (SH6 Plus)*
..   Highest Daily Guaranteed Return Option II (HD GRO II)**
..   Guaranteed Return Option Plus II (GRO PLUS II)**


 * No longer available for new elections - see Appendix B for details concerning the Highest Daily Lifetime 6 Plus benefits

 ** No longer available for new elections, except for Annuities issued with an application signed prior to January 24, 2011, and subject to selling firm transition rules (i.e., regarding the closing date of the benefit).


 Each living benefit requires your participation in a pre-determined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the "permitted Sub-accounts") and certain bond portfolio Sub-accounts of AST. Highest Daily Lifetime Income, Highest Daily Lifetime Income with LIA, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, and Spousal Highest Daily Lifetime 6 Plus use one pre-determined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different pre-determined mathematical formula. Under the pre-determined mathematical formula used with the Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus Income benefits, your Account Value may be transferred between certain "permitted Sub-accounts" and the AST Investment Grade Bond Sub-account. Under each pre-determined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. These restrictions and the use of the formula may reduce the likelihood that we will be required to make payments to you under the living benefits. We are not providing you with investment advice through the use of any of the formulas.


 Here is a general description of each kind of living benefit that exists under this Annuity:


 LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income is one example of this type of benefit. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence. PLEASE NOTE THAT THE HIGHEST DAILY LIFETIME 6 PLUS SUITE OF BENEFITS IS NO LONGER AVAILABLE FOR NEW ELECTIONS.

 Under any of the Guaranteed Lifetime Withdrawal Benefits (i.e., Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime 6 Plus), WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL RESULT IN A PERMANENT REDUCTION IN FUTURE GUARANTEED WITHDRAWAL AMOUNTS.


 GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit. Please note that HD GRO II and GRO Plus II are no longer available for new elections, except for Annuities issued with an application signed prior to January 24, 2011, and subject to selling firm transition rules (i.e., regarding the closing date of the benefit).

 PLEASE REFER TO THE BENEFIT DESCRIPTION THAT FOLLOWS FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options prescribed for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR UNADJUSTED ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES EFFECTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

 No Long-Term MVA Option is permitted if you elect any Optional Living Benefit. The DCA MVA Options are not available with GRO Plus II and HD GRO II.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.


 HIGHEST DAILY LIFETIME(R) INCOME BENEFIT

 Highest Daily Lifetime(R) Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income/Spousal Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 The income benefit under Highest Daily Lifetime Income currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR UNADJUSTED ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE A WITHDRAWAL OF EXCESS INCOME DESCRIBED BELOW THAT BRINGS YOUR UNADJUSTED ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD

 TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS. FOR EXAMPLE, IF THE ANNUITY TERMINATES IN THIS SCENARIO, YOU WOULD NO LONGER HAVE ANY OPTIONAL DEATH BENEFIT THAT YOU MAY HAVE ELECTED (SEE THE OPTIONAL DEATH BENEFITS SECTION OF THIS PROSPECTUS).

 You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

 (2) the Unadjusted Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:
 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").


 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY

 RECEIVE (ALTHOUGH AN MVA MAY ALSO BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE, IT IS NOT CONSIDERED FOR PURPOSES OF DETERMINING EXCESS INCOME). THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE (ALTHOUGH AN MVA MAY ALSO BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE, IT IS NOT CONSIDERED FOR PURPOSES OF DETERMINING EXCESS INCOME). IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.


 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.


 Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative

 Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

   .   The Issue Date is November 1, 2011
   .   Highest Daily Lifetime Income is elected on August 1, 2012
   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income

   .   The first withdrawal is a Lifetime Withdrawal


 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS

 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Unadjusted Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Unadjusted Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).


 HERE IS THE CALCULATION:


Unadjusted Account Value before Lifetime withdrawal                  $118,000.00
Less amount of "non" Excess Income                                   $  3,500.00
Unadjusted Account Value immediately before Excess Income of $1,500  $114,500.00
Excess Income amount                                                 $   1500.00
Ratio                                                                       1.31%
Annual Income Amount                                                 $  6,000.00
Less ratio of 1.31%                                                  $     78.60
Annual Income Amount for future Annuity Years                        $  5,921.40


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 29 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 84 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.

                                  HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                   UNADJUSTED   (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----             ------------- ------------------------ ------------------------
October 26, 2012   $119,000.00        $119,000.00               $5,950.00
October 29, 2012   $113,000.00        $113,986.95               $5,699.35
October 30, 2012   $113,000.00        $113,986.95               $5,699.35
October 31, 2012   $119,000.00        $119,000.00               $5,950.00
November 1, 2012   $118,473.00        $119,000.00               $5,950.00


 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Unadjusted Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Unadjusted Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted October 29 Highest Daily Value, $113.986.95, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.95 is greater than the October 30 value, we will continue to carry $113,986.95 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.95 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 value, so we will continue to carry $119,000.00 forward to the final Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2012 and continuing through October 31, 2013, will be stepped-up to $5,950.00.


 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income . You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income . If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantee on the twelfth anniversary of the benefit effective date, described above, by the percentage the total withdrawal amount represents of the then current Unadjusted Account Value immediately prior to the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2011
   .   Highest Daily Lifetime Income is elected on September 4, 2012
   .   The Unadjusted Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income
   .   No previous withdrawals have been taken under Highest Daily Lifetime
       Income
   . On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, and the Unadjusted Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Unadjusted Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:


     Withdrawal amount                                           $ 15,000
     Divided by Unadjusted Account Value before withdrawal       $120,000
     Equals ratio                                                    12.5%
     All guarantees will be reduced by the above ratio (12.5%)
     Protected Withdrawal Value                                  $109,375
     12/th/ benefit year Minimum Periodic Value                  $183,750


 REQUIRED MINIMUM DISTRIBUTIONS

 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as you abide by the following:

 The total amount within an Annuity Year that can be withdrawn is equal to:
 1. the Annual Income Amount remaining in the current Annuity Year, plus,
 2. The difference between:
 a. The RMD amount (assuming the RMD amount is greater than the Annual Income Amount) less any withdrawals already taken in the calendar year, less
 b. The Annual Income Amount.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 Example

 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2011 to 12/31/2011

 Annuity Year
 06/01/2010 to 05/31/2011

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2011 = $3,000 (a $2,000 withdrawal was taken on 7/1/2010)
 RMD Amount for Calendar Year 2011 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2011 and 5/31/2011) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2011), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2011 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2011, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR UNADJUSTED ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, HIGHEST DAILY LIFETIME INCOME TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options: (1) apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Unadjusted Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro-rata. The first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the permitted elected Sub-accounts, the DCA MVA
    Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts (as defined below). We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if
 (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME WILL BE BASED ON YOUR UNADJUSTED ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.


 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
    (I)YOUR TERMINATION OF THE BENEFIT,
   (II)YOUR SURRENDER OF THE ANNUITY,

  (III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT)
   (IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES)
    (V)BOTH THE UNADJUSTED ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO, OR
   (VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.


 Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME INCOME /SPOUSAL HIGHEST DAILY LIFETIME INCOME TRANSFERS UNADJUSTED ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

 An integral part of Highest Daily Lifetime Income (including Highest Daily Lifetime Income with LIA and Spousal Highest Daily Lifetime Income) is the pre-determined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). Only the pre-determined mathematical formula can transfer Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix G (and is described below).

 As indicated above, we limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. Subject to availability, you may also choose to allocate Purchase Payments while this program is in effect to the DCA MVA Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime Income and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Unadjusted Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Unadjusted Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA MVA Options are included within the term "Permitted Sub-accounts". Thus, amounts may be transferred from the DCA MVA Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA MVA Options. We will not assess any Market Value Adjustment with respect to transfers under the formula from the DCA MVA Options.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r".

 If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Unadjusted Account Value is allocated to one or more DCA MVA Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA MVA Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA MVA Options. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub- account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
   . September 4, 2012 - a transfer is made to the AST Investment Grade Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
   . On September 5, 2012 - (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
   . Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.


 Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.


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 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity
 Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the AST Investment Grade Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Unadjusted Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Unadjusted Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the AST Investment Grade Bond Sub-account.

 The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Unadjusted Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
   . Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   . The difference between your Unadjusted Account Value and your Protected Withdrawal Value;
   . How long you have owned Highest Daily Lifetime Income /Spousal Highest Daily Lifetime Income;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   .   The amount allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount allocated to the AST Investment Grade Bond Sub-account;
   .   Additional Purchase Payments, if any, you make to your Annuity; and

   . Withdrawals, if any, you take from your Annuity (partial withdrawals are taken pro rata from your Unadjusted Account Value).


 At any given time, some, most or none of your Unadjusted Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Unadjusted Account Value that is allocated to the AST Investment Grade Bond Sub-account, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Unadjusted Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Unadjusted Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, the formula might transfer your Unadjusted Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional Purchase Payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Unadjusted Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or market recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for

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 which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income or Spousal Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 HIGHEST DAILY LIFETIME(R) INCOME BENEFIT WITH LIFETIME INCOME ACCELERATOR
 We offer another version of Highest Daily Lifetime Income that we call Highest Daily Lifetime Income with Lifetime Income Accelerator. Highest Daily Lifetime Income with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit at any time.


 You may choose Highest Daily Lifetime Income with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Income and you must elect the LIA benefit at the time you elect Highest Daily Lifetime Income. If you elect Highest Daily Lifetime Income without LIA and would like to add the feature later, you must first terminate Highest Daily Lifetime Income and elect Highest Daily Lifetime Income with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income and elect Highest Daily Lifetime Income with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime Income with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-account(s) with this benefit. The income benefit under Highest Daily Lifetime Income with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime Income apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime Income, Highest Daily Lifetime Income with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime Income above for a description of the predetermined mathematical formula.


 Highest Daily Lifetime Income with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 If you elect Highest Daily Lifetime Income with LIA, the current charge is 1.30% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.325% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime Income with LIA benefit would be deducted on the same day we process a withdrawal request, the charge

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 will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.


 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to laws of any United States jurisdiction providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).


 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Please note that you must be available in the U.S. for the assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under Highest Daily Lifetime Income.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime Income with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or

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 equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 For new issuances of this benefit, we may institute a "cut-off" date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.


 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount ("Excess Income"), your LIA Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Income. Excess Income also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A WITHDRAWAL THAT IS SUBJECT TO A TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE LIA AMOUNT. WHEN YOU TAKE A WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (ALTHOUGH AN MVA MAY ALSO BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE, IT IS NOT CONSIDERED FOR PURPOSES OF DETERMINING EXCESS INCOME). THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR LIA AMOUNT (IF ANY) WOULD BE TREATED AS AN EXCESS INCOME AND THUS WOULD REDUCE YOUR LIA AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE (ALTHOUGH AN MVA MAY ALSO BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE, IT IS NOT CONSIDERED FOR PURPOSES OF DETERMINING EXCESS INCOME). IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE TAX WITHHOLDING) THAT EXCEEDS YOUR LIA AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR LIA AMOUNT IN SUBSEQUENT YEARS.


 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2-84; and 6% for ages 85 or older) to the Purchase Payment. The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date.

 The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment. If the Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA Amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT

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 CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR UNADJUSTED
 ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME INCOME WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND
 WE WILL CONTINUE TO PAY THE LIA AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

 ANNUITY OPTIONS. In addition to Highest Daily Lifetime Income annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime Income with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

 TERMINATION OF HIGHEST DAILY LIFETIME INCOME WITH LIA. THE LIA BENEFIT TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

   .   YOUR TERMINATION OF THE BENEFIT;
   .   YOUR SURRENDER OF THE ANNUITY;
   .   OUR RECEIPT OF DUE PROOF OF DEATH OF THE DESIGNATED LIFE;
   . THE ANNUITY DATE, IF UNADJUSTED ACCOUNT VALUE REMAINS ON THE ANNUITY DATE AND AN ELECTION IS MADE TO COMMENCE ANNUITY PAYMENTS PRIOR TO THE TENTH ANNUITY ANNIVERSARY;

   . THE VALUATION DAY ON WHICH EACH OF THE UNADJUSTED ACCOUNT VALUE AND THE ANNUAL INCOME AMOUNT IS ZERO; OR

   .   IF YOU CEASE TO MEET OUR REQUIREMENTS FOR ELECTIONS OF THIS BENEFIT.

 Highest Daily Lifetime Income with LIA uses the same pre-determined mathematical formula used with Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income. See the pertinent discussion in Highest Daily Lifetime Income above.

 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME BENEFIT

 Spousal Highest Daily Lifetime(R) Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the pre-determined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income/Spousal Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your

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 existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old when the benefit is elected. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if you take a withdrawal of Excess Income that brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the Optional Death Benefits section of this prospectus).

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Unadjusted Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12th Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2; 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (ALTHOUGH AN MVA MAY ALSO BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE, IT IS NOT CONSIDERED FOR PURPOSES OF DETERMINING EXCESS INCOME). THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE (ALTHOUGH AN MVA MAY ALSO BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE, IT IS NOT CONSIDERED FOR PURPOSES OF DETERMINING EXCESS INCOME). IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.


 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.


 Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).


 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2011
   .   Spousal Highest Daily Lifetime Income is elected on August 1, 2012

   . Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income
   .   The first withdrawal is a Lifetime Withdrawal


 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

 EXAMPLE OF PROPORTIONAL REDUCTIONS

 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income (i.e., Excess Income) to the Unadjusted Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).


 HERE IS THE CALCULATION:


Unadjusted Account Value before Lifetime Withdrawal                  $118,000.00
Less amount of "non" Excess Income                                   $  2,900.00
Unadjusted Account Value immediately before Excess Income of $2,100  $115,100.00
Excess Income amount                                                 $  2,100.00
Ratio                                                                       1.82%
Annual Income Amount                                                 $  5,400.00
Less ratio of 1.82%                                                  $     98.28
Annual Income Amount for future Annuity Years                        $  5,301.72


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 59 1/2 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments, is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.



                                  HIGHEST DAILY VALUE         ADJUSTED ANNUAL
                                (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (4.5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**    HIGHEST DAILY VALUE)
-----             ------------- ------------------------ --------------------------
October 26, 2012   $119,000.00        $119,000.00                $5,355.00
October 29, 2012   $113,000.00        $113,986.98                $5,129.41
October 30, 2012   $113,000.00        $113,986.98                $5,129.41
October 31, 2012   $119,000.00        $119,000.00                $5,355.00
November 1, 2012   $118,473.00        $119,000.00                $5,355.00


 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Unadjusted Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.
   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Unadjusted Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.
   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 value, so we will continue to carry $119,000.00 forward to the final Valuation Day of November 1.


 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is higher than the current year's Annual Income Amount of $5,301.72 (adjusted for excess withdrawals), the Annual Income Amount for the next Annuity Year, starting on November 1, 2012 and continuing through October 31, 2013, will be stepped-up to $5,355.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantee on the twelfth anniversary of the benefit effective date, described above, by the percentage the total withdrawal amount represents of the then current Unadjusted Account Value immediately prior to the time of the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
   .   The Issue Date is December 1, 2011
   .   Spousal Highest Daily Lifetime Income is elected on September 4, 2012
   .   The Unadjusted Account Value at benefit election was $105,000
   . Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income

 On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, and the Unadjusted Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Unadjusted Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

       Withdrawal amount                                      $ 15,000
       Divided by Unadjusted Account Value before withdrawal  $120,000
       Equals ratio                                               12.5%
       All guarantees will be reduced by the above ratio         (12.5%)
       Protected Withdrawal Value                             $109,375
       12/th/ benefit year Minimum Periodic Value             $183,750

 REQUIRED MINIMUM DISTRIBUTIONS

 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.


 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR UNADJUSTED ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, SPOUSAL HIGHEST DAILY LIFETIME INCOME TERMINATES, AND NO ADDITIONAL PAYMENTS WILL BE MADE. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Unadjusted Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under Spousal Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity. Withdrawals made while Spousal Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

   . You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

   . You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolios appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
   . Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
   . Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or upon addition of additional Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
   . If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

   . The current charge for Spousal Highest Daily Lifetime Income is 0.95% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:


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

   . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

 Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME WILL BE BASED ON YOUR UNADJUSTED ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.


 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
   . upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
   .   upon the death of the second designated life;
   .   your termination of the benefit;
   .   your surrender of the Annuity;
   . your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

   .   both the Unadjusted Account Value and Annual Income Amount equal zero; or

   . you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME TRANSFERS UNADJUSTED ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime Income /Spousal Highest Daily Lifetime

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

 Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income Benefit above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.


 GUARANTEED RETURN OPTION Plus II (GRO Plus II)
 Guaranteed Return Option Plus II (GRO Plus II) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Unadjusted Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account. GRO Plus II is no longer available for new elections, except for Annuities issued with an application signed prior to January 24, 2011, and subject to selling firm transition rules (i.e., regarding the closing date of the benefit).

 Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Unadjusted Account Value will be not less than the Unadjusted Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Unadjusted Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee, on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Unadjusted Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Unadjusted Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Unadjusted Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account (which is used as part of a pre-determined mathematical formula required with this benefit) with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below "Key Feature - Allocation of Unadjusted Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see "Annuity Options" for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.

 In this section, we refer to a date on which the Unadjusted Account Value is guaranteed to be present as the "Maturity Date". If the Account Value on the Maturity Date is less than the guaranteed amount, we will contribute funds from our general account to bring your Unadjusted Account Value up to the guaranteed amount. If the Maturity Date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolio Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolio Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Unadjusted Account Value will be transferred according to the program.

 Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.

 The guarantees provided by the benefit exist only on the applicable Maturity Date(s). However, due to the ongoing monitoring of your Unadjusted Account Value, and the transfer of Unadjusted Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

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

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.

 If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Unadjusted Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010
   .   The benefit is elected on December 1, 2010
   . The Unadjusted Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000
   .   An enhanced guarantee amount of $350,000 is locked in on December 1, 2011
   . The Unadjusted Account Value immediately prior to the withdrawal is equal to $380,000

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Unadjusted Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Unadjusted Account Value before withdrawal       $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Base guarantee amount                                       $173,680
     Enhanced guarantee amount                                   $303,940

 KEY FEATURE - ALLOCATION OF UNADJUSTED ACCOUNT VALUE FOR GRO PLUS II (AND HIGHEST DAILY GRO II, IF ELECTED PRIOR TO JULY 16, 2010)
 We limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect GRO Plus II and Highest Daily GRO Plus II (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."


 GRO Plus II and HD GRO II use a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Unadjusted Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Unadjusted Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Unadjusted Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix C of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." You will be furnished with a prospectus describing the AST bond Portfolios. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the formula applicable to GRO Plus II and HD GRO II, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST

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

 bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new Guarantee Periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Unadjusted Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Unadjusted Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Unadjusted Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. AS SUCH, A LOW DISCOUNT RATE COULD CAUSE A TRANSFER OF UNADJUSTED ACCOUNT VALUE INTO AN AST BOND PORTFOLIO SUB-ACCOUNT, DESPITE THE FACT THAT YOUR UNADJUSTED ACCOUNT VALUE HAD INCREASED.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Unadjusted Account Value held within the AST bond portfolio Sub-account and to your Unadjusted Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Unadjusted Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio

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

      Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Unadjusted Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Unadjusted Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Unadjusted Account Value may be allocated to the AST bond portfolio Sub-accounts.

 The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   . The difference between your Unadjusted Account Value and your guarantee amount(s);
   .   The amount of time until the maturity of your guarantee(s);
   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;
   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
   .   The discount rate used to determine the present value of your guarantee(s);
   .   Additional Purchase Payments, if any, that you make to the Annuity; and
   .   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Unadjusted Account Value may be higher at the beginning of the recovery, e.g. more of the Unadjusted Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus II is no longer available for new elections, except for Annuities issued with an application signed prior to January 24, 2011, and subject to selling firm transition rules (i.e., regarding the closing date of the benefit). GRO Plus II can be elected on any Valuation Day thereafter as long as the benefit is available, provided that your Unadjusted Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.

 GRO PLUS II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY OWNED ANNUITY), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE UNADJUSTED ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR
 (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, GRO PLUS II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE GRO PLUS II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR UNADJUSTED ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT.

 If you elect this benefit, and in connection with that election you are required to reallocate to different Investment Options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and
 (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Unadjusted Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Unadjusted Account Value

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

 allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Unadjusted Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Unadjusted Account Value" above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Unadjusted Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No MVA Options may be in effect as of the date that you elect to participate in the benefit, nor may you add such allocations after you have acquired the benefit.
   . Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Unadjusted Account Value by us on a Maturity Date will not be treated as "investment in the contract" for income tax purposes.
   . Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Unadjusted Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.
   . As the time remaining until the applicable Maturity Date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

 CHARGES UNDER THE BENEFIT

 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a Maturity Date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 HD GRO is no longer available for new elections, except for Annuities issued with an application signed prior to January 24, 2011, and subject to selling firm transition rules (i.e., regarding the closing date of the benefit). Highest Daily Guaranteed Return Option Plus II (HD GRO II) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Unadjusted Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Unadjusted Account Value is guaranteed as the "Maturity Date" for that guarantee. HD GRO II will not create a guarantee if the Maturity Date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable Maturity Date(s). However, due to the ongoing monitoring of your Unadjusted Account Value, and the transfer of Unadjusted Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Unadjusted Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Unadjusted Account Value on the day that the HD GRO II benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Unadjusted Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added

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

 to your Annuity. We guarantee that your Unadjusted Account Value ten years after that benefit anniversary will be no less than the highest daily Unadjusted Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Unadjusted Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Unadjusted Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments and withdrawals.

 If the Unadjusted Account Value on the Maturity Date is less than the guaranteed amount, we will contribute funds from our general account to bring your Unadjusted Account Value up to the guaranteed amount. If the Maturity Date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Unadjusted Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Unadjusted Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.

 We increase the amount of each guarantee that has not yet reached its Maturity Date, as well as the highest daily Unadjusted Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment made prior to the applicable Maturity Date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Unadjusted Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit. Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Unadjusted Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $350,000 is locked in on December 1, 2011
..   The Unadjusted Account Value immediately prior to the withdrawal is equal to $380,000

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Unadjusted Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Unadjusted Account Value before withdrawal       $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Initial guarantee amount                                    $173,680
     Additional guarantee amount                                 $303,940

 KEY FEATURE - ALLOCATION OF UNADJUSTED ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

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


 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Unadjusted Account Value, by transferring it to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Unadjusted Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Unadjusted Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix F of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." You will be furnished with a prospectus describing the AST bond Portfolios. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Unadjusted Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Unadjusted Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Unadjusted Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Unadjusted Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Unadjusted Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Unadjusted Account Value will transfer between the "permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Unadjusted Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Unadjusted Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Unadjusted Account Value (adjusted for withdrawals, additional Purchase Payments, as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Unadjusted Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Unadjusted Account Value held within the AST bond portfolio Sub-account and to your Unadjusted Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond

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

 portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Unadjusted Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 FOR EXAMPLE,
   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Unadjusted Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Unadjusted Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Unadjusted Account Value may be allocated to the AST bond portfolio Sub-accounts.

 The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   . The difference between your Unadjusted Account Value and your guarantee amount(s);
   .   The amount of time until the maturity of your guarantee(s);
   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;
   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
   .   The discount rate used to determine the present value of your guarantee(s);
   .   Additional Purchase Payments, if any, that you make to the Annuity; and
   .   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Unadjusted Account Value may be higher at the beginning of the market recovery, e.g. more of the Unadjusted Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Unadjusted Account Value to or from the AST bond portfolio Sub-accounts.

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

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II is no longer available for new elections, except for Annuities issued with an application signed prior to January 24, 2011, and subject to selling firm transition rules (i.e., regarding the closing date of the benefit). HD GRO II can be elected on Valuation Day thereafter as long as the benefit is available, provided that your Unadjusted Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Unadjusted Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.

 HD GRO II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY OWNED ANNUITY), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE UNADJUSTED ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR
 (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, HD GRO II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE HD GRO II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR UNADJUSTED ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT.

 If you elect this benefit, and in connection with that election you are required to reallocate to different Investment Options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and
 (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Unadjusted Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Unadjusted Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Unadjusted Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Unadjusted Account Value" section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Unadjusted Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section.
..   Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Unadjusted Account Value by us on a Maturity
    Date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable Maturity Date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Unadjusted Account Value) will be permitted if you participate in HD GRO
    II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the Maturity Date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


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           MINIMUM DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
 The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no Death Benefit provided under the Annuity.

 We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death". Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

 Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary).

 After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, the amount of the Death Benefit is subject to market fluctuations.

 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit:

 SUBMISSION OF DUE PROOF OF DEATH WITHIN ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the basic Death Benefit or any Optional Death Benefit). We reserve the right to waive or extend the one year period on a non-discriminatory basis.

 DEATH BENEFIT SUSPENSION PERIOD. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Unadjusted Account Value. Thus, if you had elected an Optional Death benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would be limited to the Unadjusted Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner or Annuitant that are allowable.

 With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

 MINIMUM DEATH BENEFIT
 The Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:
   . The sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND
   .   Your Unadjusted Account Value.

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 OPTIONAL DEATH BENEFITS

 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional death benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefits are called the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit. Currently, these optional death benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. Neither optional death benefit is available with Highest Daily Lifetime Income with LIA or Highest Daily Lifetime 6 Plus with LIA. You may not elect both Optional Death Benefits. Investment restrictions apply if you elect either Optional Death Benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with each benefit. If subsequent to your election of an Optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional death benefit.


 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT AND THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:

   . The DEATH BENEFIT TARGET DATE for both the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and HAV Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest new Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.

   . The HIGHEST ANNIVERSARY VALUE on the Issue Date is equal to your Unadjusted Account Value. Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity ("Annuity Anniversary") up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous Highest Anniversary Value and (b) the Unadjusted Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.

   . THE ROLL-UP VALUE. The initial Roll-Up Value is equal to the Unadjusted Account Value on the Issue Date of the Annuity. Each day we increase the Roll-up Value at the daily equivalent of a 5% annual rate. We stop increasing the Roll-Up Value at the 5% annual rate on the first to occur of the following: (1) the decedent's date of death and (2) the Death Benefit Target Date. After we stop increasing the Roll-Up Value at the 5% annual rate, we continue to increase the Roll-Up Value by the amount of any additional Purchase Payments made after that date.

   . PROPORTIONAL WITHDRAWALS are determined by calculating the ratio of the amount of the withdrawal (including any applicable MVA) to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value or Roll-Up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value or Roll-Up value ($125,000) by 10%, or $12,500.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 If the decedent's date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:
 1. the greater of the minimum Death Benefit described above, and
 2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death.

 If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
 1. the greater of the minimum Death Benefit described above, and,
 2. the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date.

 This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

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 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If the Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

 CALCULATION OF 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

 If the decedent's date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:
 1. the greater of the minimum Death Benefit described above, and
 2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death.
 3. the Roll-Up Value as described above.

 If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
 1. the greater of the minimum Death Benefit described above, and,
 2. the Highest Anniversary Value on the Death Benefit Target Date plus any Purchase Payments since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date.
 3. the Roll-Up Value as described above.

 This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries, and less time for the Roll-Up Value to increase, before the Death Benefit Target Date is reached.

 EFFECT OF WITHDRAWALS ON THE ROLL-UP VALUE PRIOR TO DEATH BENEFIT TARGET DATE. Withdrawals prior to the Death Benefit Target Date reduce the Roll-Up Value by the amount of the withdrawal until an annual "dollar-for-dollar" limit has been reached, and withdrawals in excess of the dollar-for-dollar limit then reduce the Roll-Up Value proportionally. Until the first Anniversary of the Issue Date, the dollar-for-dollar limit is equal to 5% of the initial Roll-Up Value. On each Annuity Anniversary thereafter, we reset the dollar-for-dollar limit to equal 5% of the Roll-Up Value on that anniversary. When all or a portion of a withdrawal exceeds the dollar-for-dollar limit for that Annuity Year, the excess portion of the withdrawal proportionally reduces the Roll-Up Value. The proportional reduction decreases the Roll-Up Value by the ratio of the "excess withdrawal" (i.e., the amount of the withdrawal that exceeds the dollar-for-dollar limit in that Annuity Year) to your Account Value (after the Account Value has been reduced by any portion of the withdrawal that was within the dollar-for-dollar limit but is not reduced by the excess withdrawal).

 EFFECT OF WITHDRAWALS ON THE ROLL-UP VALUE ON OR AFTER THE DEATH BENEFIT TARGET DATE. All withdrawals after the Death Benefit Target Date are Proportional Withdrawals.

 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS?
 The Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and HAV Death Benefit may not be terminated by you once elected. Each optional Death Benefit will terminate upon the first to occur of the following:
   . the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;
   . upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);
   .   upon the Annuity Date;
   .   upon surrender of the Annuity; or
   .   if your Account Value reaches zero.

 Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Account Value will be paid out to the Beneficiary and it is not eligible for the Death Benefit provided under the Annuity.

 Upon termination, we cease to assess the fee for the optional Death Benefit.

 IS THERE A DEATH BENEFIT SUSPENSION PERIOD?
 If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies

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


 will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Unadjusted Account Value. Thus, if you had elected an Optional Death benefit, and the suspension was in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would be limited to the Unadjusted Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner or Annuitant that are allowable.

 SPOUSAL CONTINUATION OF ANNUITY
 Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to any bond portfolio Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day).

 Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:
   . The Unadjusted Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND
   . The Unadjusted Account Value on Due Proof of Death of the assuming spouse.

 Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.



 Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse's 80/th/ birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80/th/ birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse's Death Benefit will equal the basic Death Benefit.

 We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option,", unless you have made an election prior to Death Benefit proceeds becoming due

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.

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




   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner. If your Beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.


   . If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

   . If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

 A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the "Beneficiary Annuity because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate. Under the Beneficiary Continuation Option:
   . The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).
   . The Annuity will be continued in the Owner's name, for the benefit of the Beneficiary.
   . Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
   . Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
   . The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   .   No MVA Options will be offered for Beneficiary Continuation Options.

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   .   No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation Option.
   . The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
   . The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary's withdrawal rights.
   . Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.

   . If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.


 We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

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                            VALUING YOUR INVESTMENT

 VALUING THE SUB-ACCOUNTS
 When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 PROCESSING AND VALUING TRANSACTIONS
 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.


 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.


 We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated at any time or modified in certain circumstances.


 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation


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 Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days. With respect to your initial Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in a suspense account and may earn interest on such amount. You will not be credited with interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order.

 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.


 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in "Processing And Valuing Transactions"


 DEATH BENEFITS: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

 We are generally required by law to pay any death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

 TRANSACTIONS IN PROFUND VP SUB-ACCOUNTS: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any transfer request involving the ProFund VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFund VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' Internet website (www.prudentialannuities.com). You cannot request a transaction involving the transfer of Units in one of the ProFund VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

 TERMINATION OF OPTIONAL BENEFITS: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

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                              TAX CONSIDERATIONS


 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on to the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.


 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

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 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.


 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender or annuity payment will be considered investment income for purposes of this surtax.


 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Please note that multiple Nonqualified contracts issued to you by us or any other Prudential affiliates during the same calendar year will be aggregated and treated as a single contract for tax purposes. Therefore, a distribution within 12 months from one or more contracts within the aggregate group may disqualify the partial Section 1035 exchange. Tax free exchange treatment will be retained under certain circumstances if you are eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.


 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

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 TAXES PAYABLE BY BENEFICIARIES

 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.


 REPORTING AND WITHHOLDING ON DISTRIBUTIONS Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.


 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.


 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue an Annuity to grantor trusts with multiple grantors.


 Where a contract is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the Beneficiary and it is not eligible for the death benefit provided under the contract.

 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each

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 portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR NONQUALIFIED ANNUITY CONTRACTS. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 CHANGES IN YOUR ANNUITY.
 We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

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 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.


 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2011 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $49,000 in 2011 ($49,000 in 2010) or (b) 25% of your taxable compensation paid by the contributing


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   employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2011, this limit is $245,000 ($245,000 for 2010);

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $16,500 in 2011 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2011. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA.


 Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $16,500 in 2011. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2011. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments

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 under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.


 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.


 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.


 CHARITABLE IRA DISTRIBUTIONS.
 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011.

 For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.


 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of

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   the year in which you would have reached age 70 1/2, which ever is later.
    Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner.


..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

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 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 DEFINED BENEFIT PLANS AND MONEY PURCHASE PENSION PLANS.
 If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 DEFINED CONTRIBUTION PLANS (INCLUDING 401(K) PLANS AND ERISA 403(B) ANNUITIES). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAS, NON-ERISA 403(B) ANNUITIES, AND 457 PLANS.
 Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

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                               OTHER INFORMATION

 PRUCO LIFE AND THE SEPARATE ACCOUNT

 PRUCO LIFE. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime Income) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

 Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" or "administrators" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2010, non-affiliated entities that could be deemed service providers to Pruco Life and/or another insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator) ,State Street Financial Center One, Lincoln Street, Boston, MA 02111, Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis, IN 46240, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12th Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, Consona (maintenance and storage of administrative documents), 333 Allegheny Avenue, Suite 301 North, Oakmont, PA 15139-2066, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10th Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Lason Systems, Inc. (contract printing and mailing), 1305 Stephenson Highway, Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, VG Reed & Sons, Inc. (printing and fulfillment of annual reports), 1002 South 12th Street, Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615.


 THE SEPARATE ACCOUNT. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life

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

 and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 With the MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. This separate account is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.

 SERVICE FEES PAYABLE TO PRUCO LIFE
 Pruco Life and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment advisor. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisors to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these payments tends to increase the overall cost of investing in the Portfolio. In addition, because these payments are made to us, allocations you make to these affiliated underlying Portfolios benefit us financially.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment advisor and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity. Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee.


 With respect to administrative services fees, the maximum fee that we receive is equal to 0.40% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.


 In addition, an investment advisor, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, sub-advisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor's, sub-advisor's or distributor's participation. These payments or reimbursements may not be offered by all advisors, sub-advisors, or distributors, and the amounts of such payments may vary between and among each advisor, sub-advisor, and distributor depending on their respective participation.

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


 During 2010, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $569 to approximately $776,553. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 LEGAL STRUCTURE OF THE UNDERLYING FUNDS
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS

 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.


 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective Separate Accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between Owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between Owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 CONFIRMATIONS, STATEMENTS, AND REPORTS

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost


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 Averaging, auto rebalancing, and the Custom Portfolios Program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge $50 for each such additional report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuity directly to potential purchasers.

 Under the selling agreements, commissions may be paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 2.0% for the Advisor Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 This Annuity will be offered on a fee-based variable annuity platform offered by LPL Financial LLC ("LPL") through LPL's Strategic Asset Management advisory program. In connection with that platform, LPL entered into agreements with several variable annuity issuers, including Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, under which such insurers agreed to make upfront and ongoing contributions to defray the technology and systems costs associated with the operation and maintenance of LPL's platform. LPL in turn agreed, through November 2012, to limit the variable annuities offered through its platform to those issued by such insurers. Because LPL benefited from the contributions from such annuity insurers, there may be a conflict between LPL's financial interest and its ability to use strictly objective factors to select and/or retain variable annuities available on the platform. However, LPL does not guarantee that such insurers' variable annuities actually will be used in any client account.


 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:
..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.
..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the firm (or its affiliated broker-dealers).
..   Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.

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 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2010) received payment with respect to our annuity business generally during 2010 (or as to which a payment amount was accrued during 2010). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2010, the least amount paid, and greatest amount paid, were $19.33 and $5,253,573.10, respectively. Each of these Annuities also is distributed by other selling firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation ("PALAC"). Such other selling firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2010 retrospective depiction.



 NAME OF FIRM:





  1/st/ Global Capital Corp.
  AFA Financial Group
  Allegheny Investments Ltd
  Allen & Company of Florida, Inc.
  Allstate Financial Services, LLC
  American Financial Associates
  American Portfolio Financial Services Inc.
  Ameriprise Financial Inc.
  Ameritas Investment Corp.
  Anchor Bay Securities, LLC
  Arete Wealth Management
  Arvest Asset Management
  Askar Corporation
  Ausdal Financial Partners, Inc.
  AXA Advisors, LLC
  Banc of America Invest. SVS (SO)
  BB&T Investment Services, Inc.
  BBVA Compass Investment Solutions, Inc.
  BCG Securities, Inc.
  Berthel Fisher & Company
  BFT Financial Group, LLC
  Brookstone Securities, Inc.
  Cadaret, Grant & Co., Inc.
  Calton & Associates, Inc.
  Cambridge Investment Research, Inc.
  Cantella & Co., Inc.
  Cape Securities, Inc.
  Capital Analysts
  Capital Financial Services, Inc.
  Capital Growth Resources
  Capital Group Sec. Inc., The
  Capital Investment Group, Inc.
  Capital One Investment Services, LLC
  Capitol Securities Management, Inc.
  CCO Investment Services Corp.
  Centaurus Financial, Inc.
  CFD Investments, Inc.
  Chase Investment Services
  Comerica Securities, Inc.
  Commonwealth Financial Network
  Compak Securities
  Comprehensive Asset Management
  Cornerstone Financial
  Crescent Securities Group
  Crown Capital Securities, LP
  CUNA Brokerage Services, Inc.
  CUSO Financial Services, LP
  DeWaay Financial Network, LLC
  Elliott Davis Brokerage Services, LLC
  Equity Services, Inc.
  Essex Financial Services, Inc.
  Fifth Third Securities, Inc.
  Financial Advisers of America LLC
  Financial Network Investment
  Financial Planning Consultants
  Financial Telesis Inc.
  Financial West Group
  Fintegra, LLC
  First Allied Securities, Inc.
  First Brokerage America, LLC
  First Citizens Investor Services Inc
  First Financial Equity Corp.
  First Heartland Capital, Inc.
  First Southeast Investor Services
  First Tennessee Brokerage, Inc.
  First Western Advisors
  Florida Investment Advisers
  Foothill Securities, Inc.
  Fortune Financial Services, Inc.
  Founders Financial Securities, LLC
  Frost Brokerage Services
  FSC Securities Corp.
  FSIC
  G.A. Repple & Company
  GBS - Life Plans Unlimited
  Garden State Securities, Inc.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Genworth Financial Securities Corp.
  Girard Securities, Inc.
  Great American Advisors, Inc.
  Great Nation Investment Corp.
  GWN Securities, Inc.
  H. Beck, Inc.
  Hantz Financial Services, Inc.
  HBW Securities LLC
  H.D. Vest Investment
  Harbor Financial Services LLC
  Harbour Investments, Inc.
  Heim, Young & Associates, Inc.
  Hornor, Townsend & Kent, Inc.
  Huntleigh Securities
  IMS Securities
  Independent Financial Grp, LLC
  Infinex Investments, Inc.
  ING Financial Partners, Inc.
  Institutional Securities Corp.
  Intervest International Equities Corp.
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation
  J.J.B. Hilliard Lyons, Inc.
  J.P. Turner & Company, LLC
  J.W. Cole Financial, Inc.
  Janney Montgomery Scott, LLC
  Key Investment Services LLC
  KMS Financial Services, Inc.
  Kovack Securities, Inc.
  LaSalle St. Securities, LLC
  Legend Equities Corporation
  Legg Mason
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  Lombard Securities Inc.
  LPL Financial Corporation
  M Holdings Securities, Inc.
  Matrix Capital Group, Inc.
  McClurg Capital Corporation
  Merrill Lynch
  MetLife
  MICG Investment Mgmt,LLC
  Michigan Securities, Inc.
  Mid-Atlantic Capital Corp.
  MML Investors Services, Inc.
  Moloney Securities Company
  Money Concepts Capital Corp.
  Morgan Keegan & Company
  Morgan Stanley Smith Barney
  MTL Equity Products, Inc.
  Multi Financial Securities Corp.
  National Planning Corporation
  National Securities Corp.
  Nationwide Securities, LLC
  New England Securities Corp.
  Newbridge Securities Corp.
  Next Financial Group, Inc.
  NFP Securities, Inc.
  North Ridge Securities Corp.
  OFG Financial Services, Inc.


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  OneAmerica Securities, Inc.
  Oppenheimer & Co., Inc.
  Pacific Financial Associates, Inc.
  Pacific West Securities, Inc.
  Packerland Brokerage Services, Inc. Park Avenue Securities, LLC
  Paulson Investment Co., Inc.
  People's Securities, Inc.
  PlanMember Securities Corp.
  PNC Investments, LLC
  Presidential Brokerage, Inc.
  Prime Capital Services, Inc.
  PrimeVest Financial Services
  Princor Financial Services Corp.
  ProEquities, Inc.
  Prospera Financial Services, Inc.
  Pruco Securities LLC
  Purshe Kaplan Sterling Investments
  QA3 Financial Corp.
  Questar Capital Corporation
  Raymond James & Associates, Inc.
  Raymond James Financial Services
  RBC Capital Markets Corporation
  Resource Horizons Group
  RNR Securities, LLC
  Robert W. Baird & Co., Inc.
  Rothman Securities
  Royal Alliance Associates, Inc.
  Sagepoint Financial, Inc.
  Sammons Securities Co., LLC
  Saunders Discount Brokerage, Inc.
  SCF Securities, Inc.
  Scott & Stringfellow, Inc.
  Securian Financial Services, Inc.
  Securities America, Inc.
  Securities Service Network, Inc.


  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  SMH Capital, Inc.
  Southwest Securities, Inc.
  Spire Securities LLC
  Stephens Insurance Svcs. Inc.
  Sterne Agee Financial Services, Inc.
  Stifel Nicolaus & Co., Inc.
  Strategic Fin Alliance Inc.
  Summit Brokerage Services, Inc.
  Summit Equities, Inc.
  Sunset Financial Services, Inc.
  SunTrust Investment Services, Inc.
  Symetra Investment Services Inc.
  TFS Securities, Inc.
  The Investment Center
  The Leaders Group, Inc.
  The O.N. Equity Sales Co.
  The Prudential Insurance Company of America
  Thoroughbred Financial Services
  Tower Square Securities, Inc.
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  Trustmont Financial Group, Inc.
  UBS Financial Services, Inc.
  Unionbanc Investment Serv. LLC
  United Brokerage Services, Inc.
  United Planners Financial Services
  USA Financial Securities Corp.
  US Bank
  UVEST Financial Services Group, Inc.
  VALIC Financial Advisors, Inc
  Valmark Securities, Inc.
  VSR Financial Services, Inc.
  Waddell & Reed Inc.
  Wall Street Financial Group
  Walnut Street Securities, Inc.
  Wayne Hummer Investments LLC
  Wedbush Morgan Securities
  Wells Fargo Advisors LLC
  Wells Fargo Advisors LLC - Wealth
  Wells Fargo Investments, LLC
  Wescom Financial Services LLC
  Western International Securities, Inc.
  WFG Investments, Inc.
  Wilbanks Securities, Inc.
  Woodbury Financial Services, Inc.
  World Equity Group, Inc.
  World Group Securities, Inc.
  WRP Investments, Inc.
  Wunderlich Securities

 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities, LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities, LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Pruco Life is subject to legal and regulatory actions in the ordinary course of its business, including class action lawsuits. Pruco Life's pending legal and regulatory actions may include proceedings specific to it and proceedings generally applicable to business practices in the industry in which it operates. Pruco Life is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. Pruco Life is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that it made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Pruco Life may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from its operations, including claims for breach of contract. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life and its products. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life's pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 In July 2010, Pruco Life and certain affiliates, as well as other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to life insurance policies for which death benefits, unless the beneficiary elects another settlement method, are placed in retained asset accounts, which earn interest and are subject to withdrawal in whole or in part at any time by the beneficiary. Pruco Life is cooperating with this investigation. Pruco Life has also been contacted by state insurance regulators and other governmental entities regarding retained asset accounts. In April 2010, a purported state-wide class action was filed against Prudential Insurance in Nevada state court alleging that Prudential Insurance delayed payment of death benefits and improperly retained undisclosed profits by placing death benefits in retained asset accounts. In January 2011, this action was dismissed. In February 2011, the plaintiff appealed the dismissal. An earlier case by the same plaintiff making substantially the same allegations was dismissed in federal court. In December 2010, a purported state-wide class action was filed in state court against Prudential Insurance and Prudential Financial and removed to federal court in Illinois. The complaint makes allegations under Illinois law substantially similar to the other retained asset account cases on behalf of a class of Illinois residents. In March 2011, an amended complaint dropping Prudential Financial, Phillips v. Prudential Insurance and Pruco Life, was filed. In July 2010, a purported nationwide class action was filed in Massachusetts federal court against Prudential Insurance relating to retained asset accounts associated with life insurance covering U.S. service members and veterans. Prudential Insurance has moved to dismiss the complaint. In November and December 2010, three additional purported class actions making substantially the same allegations on behalf of the same purported class of beneficiaries were filed against Prudential Insurance and Prudential Financial in New Jersey federal court. In March 2011, all four cases were consolidated in the Massachusetts federal court by the Judicial Panel on Multi-District Litigation and the motion to dismiss was denied. In October 2010, a purported nationwide class action was filed in Pennsylvania federal court on behalf of beneficiaries of ERISA-governed welfare benefit plans claiming that the use of retained asset accounts violates ERISA. Additional investigations, information requests, hearings, claims, litigation and adverse publicity may arise with respect to the retained asset accounts.

 Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products


..   Determination of Accumulation Unit Values
..   Financial Statements

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours,
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   writing to us via overnight mail, certified, or registered mail delivery at the Prudential Annuity Service Center, 2101 Welsh Road, Dresher, PA 19025.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES


 As we have indicated throughout this prospectus, the Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to each combination of such contract features.

 Here, we set forth the historical Unit values corresponding to the lowest charge level and the highest charge level. In the Statement of Additional Information, which is available free of charge, we set forth Unit values corresponding to the remaining charge levels.

                       PREMIER RETIREMENT ADVISOR SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.55%)



                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.96884        $10.91855          74,477
--------------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97953        $11.02556         104,954
--------------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98689        $10.66037               0
--------------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99279        $10.88945           3,132
--------------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $10.00806        $10.91933           5,941
--------------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98980        $10.87633          25,699
--------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97871        $10.95793         140,271
--------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97880        $11.10021          23,419
--------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98861        $10.91062          80,329
--------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.96094        $11.92152          12,982
--------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97288        $12.29839           7,148
--------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION
 PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99955        $11.00678          24,493
--------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97702        $11.14198         101,174
--------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.96454        $11.64166         248,574
--------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97122        $11.67844           3,313
--------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $10.01955        $10.90526           4,144
--------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $10.02087        $11.54780           8,034

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96618        $11.62367           8,201
----------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98552        $10.88751          59,828
----------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97778        $10.99818          40,991
----------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98929        $10.82536          16,972
----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.93038        $11.38764          16,066
----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.93025        $10.92098             445
----------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00778        $10.72322               0
----------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99955        $10.71072          22,671
----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97240        $10.90162               0
----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97271        $10.68397           1,529
----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.92290        $10.68034          11,169
----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99153        $10.74205               0
----------------------------------------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98972        $10.94726         114,993
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99365        $11.43693           7,736
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98868        $11.02151           8,958
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99955        $10.99680           2,140
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98981        $11.63494           1,095
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99955         $9.95679         113,884
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99210        $11.36456           9,746
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.95984        $12.06211           4,338
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97397        $11.55980             631
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.94002        $11.81030          15,683
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00897        $10.19767          16,423
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00789        $10.47335          67,052
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99051        $10.71977           9,906

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99955        $11.01723           3,698
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98343        $10.88936         111,633
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96193        $12.76367           2,152
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96536        $11.59998           7,178
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99324        $10.81684         106,925
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98123        $10.43110           8,662
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97212        $11.26616          16,088
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.86080        $11.60989           9,135
-------------------------------------------------------------------------------------------------------------
AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98716        $10.79198             951
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99955        $10.52123          19,353
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97207        $10.76399          66,615
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.03945        $11.12815             214
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    03/15/2010 to 12/31/2010                                $10.02799        $11.32891             656
-------------------------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    03/15/2010 to 12/31/2010                                 $9.98678        $10.29102             248
-------------------------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    03/15/2010 to 12/31/2010                                $10.04848         $9.94250              65
-------------------------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    03/15/2010 to 12/31/2010                                $10.00913        $11.50573               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    03/15/2010 to 12/31/2010                                 $9.98938        $11.03756             682
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    03/15/2010 to 12/31/2010                                $10.01531        $10.76394           1,064
-------------------------------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    03/15/2010 to 12/31/2010                                 $9.97527        $11.80941          12,937
-------------------------------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    03/15/2010 to 12/31/2010                                 $9.98259        $11.17632               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    03/15/2010 to 12/31/2010                                 $9.96864        $11.64323               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    03/15/2010 to 12/31/2010                                 $9.97481        $11.77367           7,298
-------------------------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    03/15/2010 to 12/31/2010                                 $9.98046        $11.13592               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    03/15/2010 to 12/31/2010                                $10.04702        $12.26438           2,320
-------------------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    03/15/2010 to 12/31/2010                                $10.03515        $10.86454           0



 *  Beginning date denotes the start date of these sub-accounts

                       PREMIER RETIREMENT ADVISOR SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

 ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
                              GRO Plus II (1.95%)



                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.96768        $10.79459            0
--------------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97836        $10.90048            0
--------------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98572        $10.53940            0
--------------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99163        $10.76572            0
--------------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $10.00689        $10.79542            0
--------------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98864        $10.75293            0
--------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010                                  $9.99838        $10.58644            0
--------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010                                 $10.00708        $10.62926            0
--------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010                                  $9.99838        $10.63215            0
--------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010                                 $10.00920        $10.66292            0
--------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010                                 $10.00814        $10.76459            0
--------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97755        $10.83357            0
--------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97763        $10.97425            0
--------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98744        $10.78676            0
--------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.95977        $11.78629            0
--------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97171        $12.15886            0
--------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION
 PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99838        $10.88190            0
--------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97586        $11.01548            0
--------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.96338        $11.50962            0
--------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97005        $11.54589            0
--------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $10.01838        $10.78144            0
--------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $10.01970        $11.41677            0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96501        $11.49167            0
----------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98436        $10.76408            0
----------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97662        $10.87344            0
----------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98813        $10.70252            0
----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.92921        $11.25842            0
----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.92908        $10.79698            0
----------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99838        $10.58918            0
----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97123        $10.77808            0
----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97155        $10.56258            0
----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.92173        $10.55915            0
----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99037        $10.62014            0
----------------------------------------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98856        $10.82317            0
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99249        $11.30712            0
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98751        $10.89651            0
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99838        $10.87212            0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98864        $11.50287            0
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99839         $9.84417            0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99094        $11.23563            0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.95868        $11.92524            0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97281        $11.42868            0
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.93886        $11.67642            0
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00781        $10.08182            0
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00673        $10.35460            0
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98935        $10.59811            0
----------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99838        $10.89215            0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98227        $10.76582            0
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96076        $12.61895            0
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96419        $11.46830            0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99208        $10.69412            0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98007        $10.31267            0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97096        $11.13831            0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85964        $11.47801            0
-------------------------------------------------------------------------------------------------------------
AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98599        $10.66957            0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99838        $10.40176            0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97091        $10.64191            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.03828        $11.00193            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    03/15/2010 to 12/31/2010                                $10.02682        $11.20042            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    03/15/2010 to 12/31/2010                                 $9.98562        $10.17414            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    03/15/2010 to 12/31/2010                                $10.04732         $9.82963            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    03/15/2010 to 12/31/2010                                $10.00796        $11.37516            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    03/15/2010 to 12/31/2010                                 $9.98822        $10.91227            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    03/15/2010 to 12/31/2010                                $10.01415        $10.64179            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    03/15/2010 to 12/31/2010                                 $9.97411        $11.67549            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    03/15/2010 to 12/31/2010                                 $9.98143        $11.04959            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    03/15/2010 to 12/31/2010                                 $9.96747        $11.51128            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    03/15/2010 to 12/31/2010                                 $9.97365        $11.64005            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    03/15/2010 to 12/31/2010                                 $9.97929        $11.00947            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    03/15/2010 to 12/31/2010                                $10.04585        $12.12540            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    03/15/2010 to 12/31/2010                                $10.03398        $10.74131            0



 *  Beginning date denotes the start date of these sub-accounts

   APPENDIX B - HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT WITH LIFETIME INCOME ACCELERATOR, AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT - NO LONGER AVAILABLE FOR NEW
                                   ELECTIONS


 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)

 Highest Daily Lifetime 6 Plus Income Benefit (HD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available.

 If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit -the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR UNADJUSTED ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE A WITHDRAWAL OF EXCESS INCOME (DESCRIBED BELOW) THAT BRINGS YOUR UNADJUSTED ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT. AS TO THE IMPACT OF SUCH SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.


 You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime 6 Plus, subject to the 6 or 12 Month DCA Program's rules.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Unadjusted Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.

 In the rider for this benefit, we use slightly different terms for the calculation described. We use the term "Guaranteed Base Value" to refer to the Unadjusted Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see below).


 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183/rd/ day after his/her 59/th/ birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (ALTHOUGH AN MVA MAY ALSO BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE, IT IS NOT CONSIDERED FOR PURPOSES OF DETERMINING EXCESS INCOME). THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT TAX WITHHOLDING (E.G., $300) BE APPLIED TO YOUR UNADJUSTED ACCOUNT VALUE (ALTHOUGH AN MVA MAY ALSO BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE, IT IS NOT CONSIDERED FOR PURPOSES OF DETERMINING EXCESS INCOME). IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2300). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $300 FOR THE TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.


 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45
 - less than 59 1/2; 5% for ages 59 1/2 - 79 and 6% for ages 80 and older) and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.


 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.


 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2010
   .   The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

   .   The first withdrawal is a Lifetime Withdrawal


 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS

 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Unadjusted Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Unadjusted Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).


 HERE IS THE CALCULATION:


Unadjusted Account Value before Lifetime Withdrawal                  $118,000.00
Less amount of "non" Excess Income                                   $  3,500.00
Unadjusted Account Value immediately before Excess Income of $1,500  $114,500.00
Excess Income amount                                                 $  1,500.00
Ratio                                                                       1.31%
Annual Income Amount                                                 $  6,000.00
Less ratio of 1.31%                                                  $     78.60
Annual Income Amount for future Annuity Years                        $  5,921.40


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for excess withdrawals as the October 28 and October 31 Valuation Days occur after the excess withdrawal on October 27.


                                  HIGHEST DAILY VALUE
                                     (ADJUSTED FOR          ADJUSTED ANNUAL
                   UNADJUSTED   WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----             ------------- ----------------------- ------------------------
October 26, 2011   $119,000.00        $119,000.00              $5,950.00
October 27, 2011   $113,000.00        $113,986.95              $5,699.35
October 28, 2011   $113,000.00        $113,986.95              $5,699.35
October 31, 2011   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

    . The Unadjusted Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $115,500 before the Excess Income.
    . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Unadjusted Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
    . The Unadjusted Annual Income Amount is carried forward to the next Valuation Date of October 28. At this time, we compare this amount to 5% of the Unadjusted Account Value on October 28. Since the October 27 adjusted Annual Income Amount of $5,699.35 is greater than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of October 31. The Unadjusted Account Value on October 31 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the October 31 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2011 and continuing through October 31, 2012, will be stepped-up to $5,950.00.


 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable MVA) represents of the then current Unadjusted Account Value immediately prior to the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:

 The Issue Date is December 1, 2010
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011
   .   The Unadjusted Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 23, 2011, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Unadjusted Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 23, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Unadjusted Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Unadjusted Account Value before withdrawal      $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS

 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as you abide by the following:

 The total amount within an Annuity Year that can be withdrawn is equal to:

 1. the Annual Income Amount remaining in the current Annuity Year, plus,
 2. The difference between:

 a. The RMD amount (assuming the RMD amount is greater than the Annual Income Amount) less any withdrawals already taken in the calendar year, less
 b. The Annual Income Amount.
Pleasesee hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 Example
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2011 to 12/31/2011

 Annuity Year
 06/01/2010 to 05/31/2011

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2011 = $3,000 (a $2,000 withdrawal was taken on 7/1/2010)
 RMD Amount for Calendar Year 2011 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2011 and 5/31/2011) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2011), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2011 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2011, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.


 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR UNADJUSTED ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
    (2)the Unadjusted Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals from the MVA Options may be subject to an MVA.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 Highest Daily Lifetime 6 Plus is no longer available for election. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 6 Plus could be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions.

 If you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not have elected Highest Daily Lifetime 6 Plus so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)YOUR TERMINATION OF THE BENEFIT,
(II)YOUR SURRENDER OF THE ANNUITY,
(III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT),
(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES)
 (V)BOTH THE UNADJUSTED ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO, OR
(VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.


 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.


 HOW HIGHEST DAILY LIFETIME 6 PLUS/SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS UNADJUSTED ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

 An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the pre-determined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). The AST Investment Grade Bond Sub-account is available only with this benefit (and certain other living benefits), and thus you may not allocate Purchase Payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Unadjusted Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth below.

 As indicated above, we limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. Subject to availability, you may also choose to allocate Purchase Payments while this program is in effect to the DCA MVA Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient

 Unadjusted Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Unadjusted Account Value in those Sub-accounts will an amount be withdrawn from the DCA MVA Options. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA MVA Options are included within the term "Permitted Sub-accounts". Thus, amounts may be transferred from the DCA MVA Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA MVA Options. We will not assess any Market Value Adjustment with respect to transfers under the formula from the DCA MVA Options.


 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Unadjusted Account Value is allocated to one or more DCA MVA Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA MVA Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA MVA Options. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.


 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
..   September 1, 2010 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 2, 2010 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 1, 2010.
..   On September 2, 2010 - (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.


 Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.


 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the AST Investment Grade Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Unadjusted Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Unadjusted Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Unadjusted Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
   . Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   . The difference between your Unadjusted Account Value and your Protected Withdrawal Value;
   . How long you have owned Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   .   The amount allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount allocated to the AST Investment Grade Bond Sub-account;
   .   Additional Purchase Payments, if any, you make to your Annuity; and

   . Withdrawals, if any, you take from your Annuity (partial withdrawals are taken pro rata from your Unadjusted Account Value).


 At any given time, some, most or none of your Unadjusted Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Unadjusted Account Value that is allocated to the AST Investment Grade Bond Sub-account, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Unadjusted Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Unadjusted Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, the formula might transfer your Unadjusted Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional Purchase Payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Unadjusted Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or market recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR (HD6 Plus with
 LIA)

 Highest Daily Lifetime 6 Plus with LIA is no longer available. If you have elected this benefit, the benefit guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. You could choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 6 Plus and you must have elected the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. Please note that if you terminate Highest Daily Lifetime 6 Plus and elected the Highest Daily Lifetime 6 Plus with LIA you would lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. This benefit may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted and available Investment Option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime 6 Plus above for a description of the predetermined mathematical formula.


 Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.


 If this benefit is elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 The current charge for this benefit is 1.20% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.


 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to laws of any United States jurisdiction providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).


 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Please note that you must be available in the U.S. for the assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 For new issuances of this benefit, we may institute a "cut-off" date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.


 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount ("Excess Income"), your LIA Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Income. Excess Income also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A WITHDRAWAL THAT IS SUBJECT TO TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE LIA AMOUNT. WHEN YOU TAKE A WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (ALTHOUGH AN MVA MAY ALSO BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE, IT IS NOT CONSIDERED FOR PURPOSES OF DETERMINING EXCESS INCOME). THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR LIA AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR LIA AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT TAX WITHHOLDING (E.G., $300) BE APPLIED TO YOUR UNADJUSTED ACCOUNT VALUE (ALTHOUGH AN MVA MAY ALSO BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE, IT IS NOT CONSIDERED FOR PURPOSES OF DETERMINING EXCESS INCOME). IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2300). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $300 FOR THE TAX WITHHOLDING) THAT EXCEEDS YOUR LIA AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR LIA AMOUNT IN SUBSEQUENT YEARS.


 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79; and 6% for ages 80 and older) to the Purchase Payment. The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183/rd/ day after his/her 59/th/ birthday).

 The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment.

 If the Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR UNADJUSTED ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE LIA AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

 TERMINATION OF HIGHEST LIFETIME 6 PLUS WITH LIA. THE LIA BENEFIT TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
   .   YOUR TERMINATION OF THE BENEFIT;
   .   YOUR SURRENDER THE ANNUITY;
   .   OUR RECEIPT OF DUE PROOF OF DEATH OF THE DESIGNATED LIFE;
   . THE ANNUITY DATE, IF UNADJUSTED ACCOUNT VALUE REMAINS ON THE ANNUITY DATE AND AN ELECTION IS MADE TO COMMENCE ANNUITY PAYMENTS PRIOR TO THE TENTH ANNUITY ANNIVERSARY;

   . THE VALUATION DAY ON WHICH EACH OF THE UNADJUSTED ACCOUNT VALUE AND THE ANNUAL INCOME AMOUNT IS ZERO; OR

   .   IF YOU CEASE TO MEET OUR REQUIREMENTS FOR ELECTIONS OF THIS BENEFIT.

 Highest Daily Lifetime 6 Plus with LIA is subject to the same pre-determined mathematical formula that applies to Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. See Highest Daily Lifetime 6 Plus above for a description of the formula.



 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 Plus)

 Spousal Highest Daily Lifetime 6 Plus (SHD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for election.

 If you have elected this benefit, the benefit guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 6 Plus must have been elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT EVEN IF YOUR UNADJUSTED ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME (DESCRIBED BELOW) THAT BRING YOUR UNADJUSTED ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.


 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus, subject to the 6 or 12 Month DCA Program's rules.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Unadjusted Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th /Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

       (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments made on that day;
       (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments made within one year following the effective date of the benefit; and
       (c)all Purchase Payments made after one year following the effective date of the benefit.

 In the rider for this benefit, as respects the preceding paragraph, we use the term "Guaranteed Base Value" to refer to the Unadjusted Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 - 64, 5% for ages 65 - 84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (ALTHOUGH AN MVA MAY ALSO BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE, IT IS NOT CONSIDERED FOR PURPOSES OF DETERMINING EXCESS INCOME). THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT TAX WITHHOLDING (E.G., $300) BE APPLIED TO YOUR UNADJUSTED ACCOUNT VALUE (ALTHOUGH AN MVA MAY ALSO BE APPLIED TO YOUR REMAINING UNADJUSTED ACCOUNT VALUE, IT IS NOT CONSIDERED FOR PURPOSES OF DETERMINING EXCESS INCOME). IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2300). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $300 FOR THE TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.


 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - 64, 5% for ages 65 - 84, and 6% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - 64, 5% for ages 65 - 84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.


 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.


 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2010
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   .   The first withdrawal is a Lifetime Withdrawal


 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS

 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Unadjusted Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).


 HERE IS THE CALCULATION:

Unadjusted Account Value before Lifetime Withdrawal                      $118,000.00
Less amount of "non" excess withdrawal                                   $  3,500.00
Unadjusted Account Value immediately before excess withdrawal of $1,500  $114,500.00
Excess withdrawal amount                                                 $  1,500.00
Ratio                                                                           1.31%
Annual Income Amount                                                     $  6,000.00
Less ratio of 1.31%                                                      $     78.60
Annual Income Amount for future Annuity Years                            $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments , is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments, is greater than $5921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 28 and October 31 Valuation Days occur after the Excess Income on October 27.


                                  HIGHEST DAILY VALUE
                                     (ADJUSTED FOR          ADJUSTED ANNUAL
                                WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----             ------------- ----------------------- ------------------------
October 26, 2011   $119,000.00        $119,000.00              $5,950.00
October 27, 2011   $113,000.00        $113,986.95              $5,699.35
October 28, 2011   $113,000.00        $113,986.95              $5,699.35
October 31, 2011   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Unadjusted Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Unadjusted Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of October 28. At this time, we compare this amount to 5% of the Unadjusted Account Value on October 28. Since the October 27 adjusted Annual Income Amount of $5,699.35 is greater than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Day of October 31. The Unadjusted Account Value on October 31 is $119,000 and 5% of this amount is $5,950. Since this is greater than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the October 31 value results in the highest amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2011 and continuing through October 31, 2012, will be stepped-up to $5,950.00.


 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable MVA) represents of the then current Unadjusted Account Value immediately prior to the time of the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011
   .   The Unadjusted Account Value at benefit election was $105,000
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

 On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000 and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Unadjusted Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Unadjusted Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Unadjusted Account Value before withdrawal      $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS

 See the sub-section entitled "Required Minimum Distributions" in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.


 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR UNADJUSTED ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, AND NO ADDITIONAL PAYMENTS WILL BE MADE. HOWEVER, IF A PARTIAL WITHDRAWAL IN
    THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
    (2)the Unadjusted Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS

   . Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including partial withdrawals that exceed the Annual Income Amount. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals from the MVA Options may be subject to an MVA.
   . You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

   . You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolios appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
   . Transfers to and from the elected Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

   . Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or upon addition of additional Purchase Payments. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

   . If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

   . The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Spousal Highest Daily Lifetime 6 Plus only could be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

   . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner.

 We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.


 If you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime 6 Plus so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

   . UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
   .   UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
   .   YOUR TERMINATION OF THE BENEFIT;
   .   YOUR SURRENDER OF THE ANNUITY;
   . YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

   .   BOTH THE UNADJUSTED ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

   . YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS UNADJUSTED ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.

 FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST
                     DAILY LIFETIME 6 PLUS INCOME BENEFIT
              (INCLUDING HIGHEST DAILY LIFETIME 6 PLUS WITH LIA)


  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the Effective Date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

 DAILY TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                            L    =    0.05 * P * a

 DAILY TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-accounts, the Unadjusted Account value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(Max(0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                    Money is transferred from the Permitted Sub-
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))               accounts and the DCA MVA Options to the AST
                                                                              Investment Grade Bond Sub-account
 T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                              Grade Bond Sub-account to the Permitted
                                                                              Sub-accounts

 MONTHLY TRANSFER CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min(B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min(B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                         Grade Bond Sub-account to the Permitted
                                                         Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

                      APPENDIX C: FORMULA FOR GRO PLUS II

 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   .   V\\F\\ is the current Account Value of amounts held in the MVA Options

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the Maturity Date

   . d\\i\\ is the discount rate applicable to the number of days until the Maturity Date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable Guarantee Period. We call the greatest of these values the "current liability (L)."

    L    =    Max (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap.

 The transfer amount is calculated by the following formula:

 T    =    {Min(Max(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 90% CAP RULE: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

APPENDIX D - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.


Jurisdiction                                      Special Provisions
---------------------------------------------------------------------------------------------------------
California     Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Highest
               Daily Lifetime Income with Lifetime Income Accelerator is not available. For the
               California annuity forms, "deferred sales charges" are referred to as "surrender charges."
---------------------------------------------------------------------------------------------------------
Connecticut    Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Highest
               Daily Lifetime Income with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Florida        One year waiting period for annuitization.
---------------------------------------------------------------------------------------------------------
Iowa           Market Value Adjustment Options are not available.
---------------------------------------------------------------------------------------------------------
Massachusetts  The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
---------------------------------------------------------------------------------------------------------
Montana        The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
---------------------------------------------------------------------------------------------------------
Oregon         The DCA MVA Option is not available.
---------------------------------------------------------------------------------------------------------
Texas          The Beneficiary Annuity is not available.
---------------------------------------------------------------------------------------------------------
Washington     Combination 5% Roll-up and Highest Anniversary Value Death Benefit is not available.
               Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Highest
               Daily Lifetime Income with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------

                           APPENDIX E - MVA FORMULAS

                     MVA FORMULA FOR LONG TERM MVA OPTIONS

 The MVA formula is applied separately to each MVA Option to determine the Account Value of the MVA Option on a particular date.

 The MVA factor is equal to:

                             [(1+I)/(1+J+K)]/n/12/

                                     where:

        I = the Crediting Rate for the MVA Option;

        J = the Rate for the remaining Guarantee Period, determined as described below;

        K = the Liquidity Factor set forth in the Rider for this MVA Option; and

        N = the number of months remaining in the Guarantee Period duration, rounded up to the nearest whole month

 For the purposes of determining "J",

                                   Y = n /12

 GP\\1\\ = the smallest whole number of years greater than or equal to Y.

 r\\1\\ = the rate for Guarantee Periods of duration GP\\1\\, which will equal the crediting rate if such Guarantee Period duration is currently available.

 GP\\2\\ = the greatest whole number of years less than or equal to Y, but not less than 1.

 r\\2\\ = the rate for Guarantee Periods of duration GP\\2\\, which will equal the crediting rate if such Guarantee Period duration is currently available.

 If we do not currently offer a Guarantee Period of duration GP\\1\\ or duration GP\\2\\, we will determine r\\1\\ and / or r\\2\\ by linearly interpolating between the current rates of Guarantee Periods closest in duration. If we cannot interpolate because a Guarantee Period of lesser duration is not available, then r\\1\\ and / or r\\2\\ will be equal to [(1) +
 (2) - (3)], where (1), (2), and (3) are defined as:

 (1)= the current Treasury spot rate for GP\\1\\ or GP\\2\\, respectively, and
 (2)= the current crediting rate for the next longer Guaranteed Period duration currently available, and
 (3)= the current Treasury spot rate for the next longer Guaranteed Period duration currently available.

 The term "current Treasury spot rate" refers to the rates that existed at the time the crediting rates were last determined.

 To determine "J":

 If Y is an integer, and if Y is equal to a Guarantee Period duration that we currently offer, "J" is equal to the crediting rate associated with a Guarantee Period duration of Y years.

 If Y is less than 1, then "J" = r\\2\\.

 Otherwise, we determine "J" by linearly interpolating between r\\1\\ and r\\2\\, using the following formula:

  J = (R\\1\\ * (Y - GP\\2\\) + r\\2\\ * (GP\\1\\ - Y)) / (GP\\1\\ - GP\\2\\)

 The current rate ("J") in the MVA formula is subject to the same Guaranteed Minimum Interest Rate as the Crediting Rate.

 We reserve the right to waive the liquidity factor set forth above.

 MVA EXAMPLES FOR LONG TERM MVA OPTION
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
..   You allocate $50,000 into an MVA Option (we refer to this as the
    "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
..   The crediting rate associated with the MVA Option beginning on Allocation
    Date and maturing on Maturity Date is 5.50% (I = 5.50%).
..   You make no withdrawals or transfers until you decide to withdraw the entire MVA Option after exactly three (3) years, at which point 24 months remain before the Maturity Date (N = 24).

 EXAMPLE OF POSITIVE MVA
 Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0025)]/N/12/ = [1.055/1.0425]/2/ = 1.024125
                         Unadjusted Value = $58,712.07
 Adjusted Account Value after MVA = Unadjusted Value X MVA Factor = $60,128.47

 EXAMPLE OF NEGATIVE MVA
 Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0025)]/N/12/ = [1.055/1.0725]/2/ = 0.967632
                         Unadjusted Value = $58,712.07
 Adjusted Account Value after MVA = Unadjusted Value x MVA Factor = $56,811.69

                 MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS

 The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.

 The MVA factor is equal to:

                             [(1+I)/(1+J+K)]/n/12/

                                     where:

        I = the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

        J = the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

        K = the Liquidity Factor set forth in the Rider for this MVA Option; and

        N = the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.

 If the "Treasury constant maturities nominal 12" rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.

 We reserve the right to waive the Liquidity Factor.

                 APPENDIX F - FORMULA FOR HIGHEST DAILY GRO II

         FORMULA FOR HD GRO II -- FOR ELECTIONS PRIOR TO JULY 16, 2010

 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   .   V\\F\\ is the current Account Value of amounts held in the MVA Options

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the Maturity Date

   . d\\i\\ is the discount rate applicable to the number of days until the Maturity Date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable Guarantee Period. We call the greatest of these values the "current liability (L)."

    L    =    Max (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap.

 The transfer amount is calculated by the following formula:

 T    =    {Min(Max(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 90% CAP RULE: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

 FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO STATE APPROVAL. The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITION REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity


   . V\\v\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity


   .   B is the total current value of the Transfer Account


   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee


   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee


   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee


   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.


 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.


 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability(L)".

     L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\/ (1+d\\i\\) /(Ni/365)/

 Where:


   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of he Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustments, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.


 Next the formula calculates the following formula ratio(r):


                       r    =    (L - B) / (Vv + V\\F\\)


 If the formula ratio exceeds an upper target value, then Unadjusted Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Unadjusted Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\t\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-accounts to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Unadjusted Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Unadjusted Account Value could be more than 90% invested in the Transfer Account.

APPENDIX G - FORMULA FOR HIGHEST DAILY LIFETIME INCOME, HIGHEST DAILY LIFETIME
  INCOME WITH LIFETIME INCOME ACCELERATOR, AND SPOUSAL HIGHEST DAILY LIFETIME
                                    INCOME

  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Income/Spousal Highest Daily Lifetime Income benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\us\\ - The secondary upper target is established on the Effective Date of the Highest Daily Lifetime Income/Spousal Highest Daily Lifetime Income benefit and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.


   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.


   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

 DAILY TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                            L    =    0.05 * P * a

 DAILY TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

   . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) C\\us\\ or if on any day r (greater than) C\\us\\, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-accounts, the Unadjusted Account value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),       Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))    Sub-accounts and the DCA MVA Options to the
                                                                   AST Investment Grade Bond Sub-account
 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /       Money is transferred from the AST Investment
           (1 - C\\t\\))}                                          Grade Bond Sub-account to the Permitted Sub-
                                                                   accounts

 MONTHLY TRANSFER CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73   6.7  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER(R) ADVISOR
                         VARIABLE ANNUITY SERIES DESCRIBED IN PROSPECTUS (05/01/2011)
                                          --------------------------------------
                                            (print your name)
                                          --------------------------------------
                                                (address)
                                          --------------------------------------
                                           (city/state/zip code)



                   Please see the section of this prospectus
                        entitled "How To Contact Us" for
                         where to send your request for
                     a Statement of Additional Information

                                                         ---------------
        [LOGO] Prudential                                  PRSRT STD
        The Prudential Insurance Company of America       U.S. POSTAGE
        751 Broad Street                                      PAID
        Newark, NJ 07102-3777                            DAVENPORT, IA
                                                         PERMIT NO. 291
                                                         ---------------

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2011


              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

The Prudential Premier Advisor Variable Annuity Series (SM) ("Advisor Series") variable annuity contract (the "Annuity") is an individual variable annuity contract issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Advisor Series prospectus dated May 1, 2011. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.



                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Company                                                                       2
Experts                                                                       2
Principal Underwriter                                                         2
Payments Made to Promote Sale of Our Products                                 2
Determination of Accumulation Unit Values                                     3
Separate Account Financial Information
Company Financial Information


         Pruco Life Insurance                Prudential Annuity Service Center
        213 Washington Street                          P.O. Box 7960
        Newark, NJ 07102-2992                      Philadelphia, PA 19176
                                                 Telephone: (888) PRU 2888

                                     COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                     EXPERTS



The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2010 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.



                              PRINCIPAL UNDERWRITER


Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers the Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuity through licensed insurance brokers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.



With respect to all individual annuities issued by Pruco Life, PAD received commissions of $790,486,771, $231,193,283, and $154,899,679, in 2010, 2009, and
2008, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuity according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Annuity and the amount of time that the Annuity has been in effect.


                  PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

..    Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated broker/dealers).

..    Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker/dealers).

..    Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2010) received payment with respect to annuity business during 2010 (or as to which a payment amount was accrued during 2010). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2010, the least amount paid, and greatest amount paid, were $19.33 and $5,253,573.10, respectively.


                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each Valuation Day. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for that Sub-account for the current Valuation Day. The net investment factor for any Valuation Day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding Valuation Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and subtracting from the result the daily equivalent of the total annualized charge for the Annuity and any optional benefits (for which the charge is calculated as a percentage of Sub-account assets) for each day since the preceding Valuation Day. During the accumulation phase of your Annuity, the daily equivalent of the annualized charge is calculated using the formula 1 - (1
- c) 1 / 365, where c is the total annualized charge. However, for purposes of determining Unit values for a Beneficiary participating in the Beneficiary Continuation Option, we employ a different method. Specifically, we calculate the daily equivalent of the annualized Settlement Service Charge using the formula (1 + c)x(1 / 365) - 1, where c is the 1.00% Settlement Service Charge. The value of the assets of a Sub-account is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other funds held by that Sub-account by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.


As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of changes. Here, we set out the remaining historical unit values.

                       PREMIER RETIREMENT ADVISOR SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (0.95%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96851    $10.88323         69
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97920    $10.98977        778
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98656    $10.62593          0
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99246    $10.85405          0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00773    $10.88384          0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98947    $10.84121          0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97838    $10.92251        592
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97847    $11.06420          0
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98827    $10.87514          0
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96061    $11.88298         64
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $ 9.97255    $12.25855           0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99922    $10.97110         988
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97669    $11.10584          67
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96421    $11.60405       9,331
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97089    $11.64050          66
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01922    $10.86989           0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.02054    $11.51030           0
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96585    $11.58597          67
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98519    $10.85243           0
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97745    $10.96260           0
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98896    $10.79027           0
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93005    $11.35071          67
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92992    $10.88554           0
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00745    $10.68854           0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99922    $10.67601           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97207    $10.86643           0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97238    $10.64930           0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92257    $10.64573          72
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99120    $10.70730           0
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98939    $10.91189           0
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99332    $11.40000           0
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98835    $10.98591           0
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99922    $10.96124           0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98948    $11.59726           0
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99922    $ 9.92508       2,069
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99177    $11.32772          68
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95951    $12.02297          64
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97364    $11.52242           0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93969    $11.77208          65
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00864    $10.16451           0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $10.00756    $10.43950       3,112
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99018    $10.68492           0
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99922    $10.98145           0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98310    $10.85415           0
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96160    $12.72234          61
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96503    $11.56244          67
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99291    $10.78182           0
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98090    $10.39720           0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97179    $11.22971         134
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.86047    $11.57217         136
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98682    $10.75705           0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99922    $10.48711           0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97174    $10.72921         985
 PROFUND VP CONSUMER GOODS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.03911    $11.09220           0
 PROFUND VP CONSUMER SERVICES
    03/15/2010 to 12/31/2010.........  $10.02765    $11.29226           0
 PROFUND VP FINANCIALS

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $ 9.98645    $10.25769           0
 PROFUND VP HEALTH CARE
    03/15/2010 to 12/31/2010.........  $10.04815    $ 9.91024           0
 PROFUND VP INDUSTRIALS
    03/15/2010 to 12/31/2010.........  $10.00879    $11.46852           0
 PROFUND VP LARGE-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.98905    $11.00170           0
 PROFUND VP LARGE-CAP VALUE
    03/15/2010 to 12/31/2010.........  $10.01498    $10.72908           0
 PROFUND VP MID-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.97494    $11.77124       4,173
 PROFUND VP MID-CAP VALUE
    03/15/2010 to 12/31/2010.........  $ 9.98226    $11.14013           0
 PROFUND VP REAL ESTATE
    03/15/2010 to 12/31/2010.........  $ 9.96830    $11.60561           0
 PROFUND VP SMALL-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.97448    $11.73558       4,179
 PROFUND VP SMALL-CAP VALUE
    03/15/2010 to 12/31/2010.........  $ 9.98013    $11.09991           0
 PROFUND VP TELECOMMUNICATIONS
    03/15/2010 to 12/31/2010.........  $10.04668    $12.22471           0
 PROFUND VP UTILITIES
    03/15/2010 to 12/31/2010.........  $10.03482    $10.82947           0



* Denotes the start date of these sub-accounts

                       PREMIER RETIREMENT ADVISOR SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (1.15%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96834    $10.86547           0
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97903    $10.97193       4,646
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98639    $10.60859           0
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99230    $10.83646           0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00756    $10.86624           0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98930    $10.82352           0
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.65592           0
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00775    $10.69906           0
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.70199           0
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00987    $10.73290           0
 AST BOND PORTFOLIO 2021

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $10.00881    $10.83521            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97822    $10.90470       11,572
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97830    $11.04611            0
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98811    $10.85757            0
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96044    $11.86367            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97238    $12.23862        6,830
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.95335            0
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97653    $11.08768            0
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96404    $11.58513            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97072    $11.62154            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01905    $10.85217            0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.02037    $11.49164       12,984
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96568    $11.56719          796
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98502    $10.83462            0
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $ 9.97729    $10.94477           0
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98879    $10.77274           0
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92988    $11.33225           0
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92975    $10.86787           0
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00728    $10.67110           0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.65870           0
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97190    $10.84877           0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97222    $10.63200           0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92240    $10.62837           0
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99104    $10.68988           0
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98923    $10.89415           0
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99315    $11.38144           0
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98818    $10.96792           0
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.94338       6,776
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98931    $11.57841           0
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99905    $ 9.90886           1
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $ 9.99160    $11.30935            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95934    $12.00340            0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97347    $11.50364            0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93953    $11.75282        1,606
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00847    $10.14796        1,831
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00740    $10.42253       17,608
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99002    $10.66767       71,152
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.96356            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98293    $10.83650            0
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96143    $12.70164            0
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96486    $11.54364       10,783
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99274    $10.76433        4,681
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98073    $10.38040            0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97163    $11.21140            0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.86030    $11.55329       11,158
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $ 9.98666    $10.73950           0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.46997           0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97158    $10.71172       4,705
 PROFUND VP CONSUMER GOODS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.03895    $11.07411           0
 PROFUND VP CONSUMER SERVICES
    03/15/2010 to 12/31/2010.........  $10.02749    $11.27375           0
 PROFUND VP FINANCIALS
    03/15/2010 to 12/31/2010.........  $ 9.98629    $10.24101           0
 PROFUND VP HEALTH CARE
    03/15/2010 to 12/31/2010.........  $10.04798    $ 9.89417           0
 PROFUND VP INDUSTRIALS
    03/15/2010 to 12/31/2010.........  $10.00863    $11.44999           0
 PROFUND VP LARGE-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.98888    $10.98390           0
 PROFUND VP LARGE-CAP VALUE
    03/15/2010 to 12/31/2010.........  $10.01482    $10.71163           0
 PROFUND VP MID-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.97478    $11.75206           0
 PROFUND VP MID-CAP VALUE
    03/15/2010 to 12/31/2010.........  $ 9.98209    $11.12204           0
 PROFUND VP REAL ESTATE
    03/15/2010 to 12/31/2010.........  $ 9.96814    $11.58683           0
 PROFUND VP SMALL-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.97432    $11.71647           0
 PROFUND VP SMALL-CAP VALUE
    03/15/2010 to 12/31/2010.........  $ 9.97996    $11.08182           0
 PROFUND VP TELECOMMUNICATIONS
    03/15/2010 to 12/31/2010.........  $10.04652    $12.20493       4,791

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP UTILITIES
    03/15/2010 to 12/31/2010.........  $10.03465    $10.81182         0



* Denotes the start date of these sub-accounts

                       PREMIER RETIREMENT ADVISOR SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

            ACCUMULATION UNIT VALUES: WITH COMBO 5% AND HAV (1.35%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96818    $10.84777           0
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97886    $10.95406       4,215
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98622    $10.59131           0
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99213    $10.81884           0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00739    $10.84846         427
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98914    $10.80590           0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97805    $10.88693           0
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97814    $11.02819       4,320
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98794    $10.83978         856
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96027    $11.84423           0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $ 9.97222    $12.21862           0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99888    $10.93550       4,363
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97636    $11.06974           0
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96388    $11.56625       4,220
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97055    $11.60272           0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01888    $10.83444           0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.02020    $11.47295           0
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96551    $11.54828         403
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98486    $10.81693         375
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97712    $10.92695           0
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98863    $10.75522           0
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92971    $11.31383           0
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92958    $10.85023           0
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00711    $10.65366           0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99888    $10.64124           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97173    $10.83109            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97205    $10.61464            0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92224    $10.61106            0
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99087    $10.67238            0
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98906    $10.87638            0
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99299    $11.36277            0
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98801    $10.95007            0
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99888    $10.92562            0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98915    $11.55953            0
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99889    $ 9.89277       40,582
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99144    $11.29089          413
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95918    $11.98387            0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97331    $11.48489            0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93936    $11.73383            0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00831    $10.13156          397
 AST PIMCO TOTAL RETURN BOND PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $10.00723    $10.40550       10,789
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98985    $10.65027          436
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99888    $10.94573          952
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98277    $10.81879            0
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96127    $12.68094            0
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96469    $11.52476            0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99258    $10.74689            0
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98057    $10.36347            0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97146    $11.19304            0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.86014    $11.53457            0
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98649    $10.72199            0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99888    $10.45291            0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97141    $10.69419        4,332
 PROFUND VP CONSUMER GOODS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.03878    $11.05608            0
 PROFUND VP CONSUMER SERVICES
    03/15/2010 to 12/31/2010.........  $10.02732    $11.25555            0
 PROFUND VP FINANCIALS

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $ 9.98612    $10.22431         0
 PROFUND VP HEALTH CARE
    03/15/2010 to 12/31/2010.........  $10.04782    $ 9.87807         0
 PROFUND VP INDUSTRIALS
    03/15/2010 to 12/31/2010.........  $10.00846    $11.43126         0
 PROFUND VP LARGE-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.98872    $10.96590         0
 PROFUND VP LARGE-CAP VALUE
    03/15/2010 to 12/31/2010.........  $10.01465    $10.69421         0
 PROFUND VP MID-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.97461    $11.73295         0
 PROFUND VP MID-CAP VALUE
    03/15/2010 to 12/31/2010.........  $ 9.98193    $11.10394         0
 PROFUND VP REAL ESTATE
    03/15/2010 to 12/31/2010.........  $ 9.96797    $11.56791         0
 PROFUND VP SMALL-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.97415    $11.69736         0
 PROFUND VP SMALL-CAP VALUE
    03/15/2010 to 12/31/2010.........  $ 9.97980    $11.06374         0
 PROFUND VP TELECOMMUNICATIONS
    03/15/2010 to 12/31/2010.........  $10.04635    $12.18496         0
 PROFUND VP UTILITIES
    03/15/2010 to 12/31/2010.........  $10.03448    $10.79427         0



* Denotes the start date of these sub-accounts

                       PREMIER RETIREMENT ADVISOR SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (1.55%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96801    $10.83006         0
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97870    $10.93619         0
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98606    $10.57407         0
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99196    $10.80111         0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00723    $10.83077         0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98897    $10.78821         0
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99872    $10.62122         0
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00742    $10.66420         0
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99872    $10.66704         0
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00954    $10.69797         0
 AST BOND PORTFOLIO 2021

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $10.00847    $10.79994         0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97788    $10.86915         0
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97797    $11.01019         0
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98778    $10.82212         0
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96011    $11.82497         0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97205    $12.19873         0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99872    $10.91761         0
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97619    $11.05168         0
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96371    $11.54739         0
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97039    $11.58372         0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01872    $10.81678         0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.02004    $11.45419         0
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96535    $11.52945         0
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98469    $10.79940         0
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97695    $10.90910         0
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........   $9.98846    $10.73764         0
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.92955    $11.29542         0
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.92942    $10.83245         0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.99872    $10.62393         0
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.97157    $10.81336         0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.97188    $10.59729         0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.92207    $10.59379         0
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.99070    $10.65498         0
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.98889    $10.85859         0
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.99282    $11.34431         0
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.98785    $10.93228         0
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.99872    $10.90783         0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.98898    $11.54064         0
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.99872    $ 9.87649         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........   $9.99127    $11.27254         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $ 9.95901    $11.96429         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97314    $11.46621         0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93919    $11.71470         0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00814    $10.11488         0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00706    $10.38848         0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98968    $10.63280         0
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99872    $10.92795         0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98260    $10.80111         0
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96110    $12.66040         0
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96453    $11.50590         0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99241    $10.72920         0
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98040    $10.34648         0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97129    $11.17478         0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85997    $11.51568         0
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98632    $10.70454         0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    03/15/2010 to 12/31/2010.........  $ 9.99872    $10.43588         0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97124    $10.67680         0
 PROFUND VP CONSUMER GOODS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.03861    $11.03801         0
 PROFUND VP CONSUMER SERVICES
    03/15/2010 to 12/31/2010.........  $10.02716    $11.23714         0
 PROFUND VP FINANCIALS
    03/15/2010 to 12/31/2010.........  $ 9.98595    $10.20757         0
 PROFUND VP HEALTH CARE
    03/15/2010 to 12/31/2010.........  $10.04765    $ 9.86192         0
 PROFUND VP INDUSTRIALS
    03/15/2010 to 12/31/2010.........  $10.00829    $11.41249         0
 PROFUND VP LARGE-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.98855    $10.94807         0
 PROFUND VP LARGE-CAP VALUE
    03/15/2010 to 12/31/2010.........  $10.01448    $10.67678         0
 PROFUND VP MID-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.97444    $11.71383         0
 PROFUND VP MID-CAP VALUE
    03/15/2010 to 12/31/2010.........  $ 9.98176    $11.08583         0
 PROFUND VP REAL ESTATE
    03/15/2010 to 12/31/2010.........  $ 9.96781    $11.54906         0
 PROFUND VP SMALL-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.97398    $11.67823         0
 PROFUND VP SMALL-CAP VALUE
    03/15/2010 to 12/31/2010.........  $ 9.97963    $11.04567         0
 PROFUND VP TELECOMMUNICATIONS
    03/15/2010 to 12/31/2010.........  $10.04618    $12.16509         0
 PROFUND VP UTILITIES
    03/15/2010 to 12/31/2010.........  $10.03432    $10.77660         0



* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                            SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                                                               PRUDENTIAL   PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                             MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                              PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                             ------------  ---------------- ----------------- -----------  ------------
ASSETS
  Investment in the portfolios, at value.... $242,079,645    $242,276,536     $229,570,316    $14,822,202  $22,490,631
                                             ------------    ------------     ------------    -----------  -----------
  Net Assets................................ $242,079,645    $242,276,536     $229,570,316    $14,822,202  $22,490,631
                                             ============    ============     ============    ===========  ===========

NET ASSETS, representing:
  Accumulation units........................ $242,079,645    $242,276,536     $229,570,316    $14,822,202  $22,490,631
                                             ------------    ------------     ------------    -----------  -----------
                                             $242,079,645    $242,276,536     $229,570,316    $14,822,202  $22,490,631
                                             ============    ============     ============    ===========  ===========

  Units outstanding.........................  198,480,050     114,525,756      120,852,569      7,981,886   12,139,774
                                             ============    ============     ============    ===========  ===========

  Portfolio shares held.....................   24,207,964      20,760,629        9,275,568        948,318    1,409,187
  Portfolio net asset value per share....... $      10.00    $      11.67     $      24.75    $     15.63  $     15.96
  Investment in portfolio shares, at cost... $242,079,645    $228,521,736     $246,709,561    $16,166,997  $21,495,851

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                            SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                                                               PRUDENTIAL   PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                             MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                              PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                             ------------  ---------------- ----------------- -----------  ------------
INVESTMENT INCOME
  Dividend income........................... $     82,009    $ 10,498,508     $  1,749,152    $   332,400  $   557,212
                                             ------------    ------------     ------------    -----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................    3,708,808       3,481,612        3,211,645        206,233      316,976
  Reimbursement for excess expenses.........            0               0                0              0            0
                                             ------------    ------------     ------------    -----------  -----------

NET EXPENSES................................    3,708,808       3,481,612        3,211,645        206,233      316,976
                                             ------------    ------------     ------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)................   (3,626,799)      7,016,896       (1,462,493)       126,167      240,236
                                             ------------    ------------     ------------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0       3,233,084                0              0            0
  Realized gain (loss) on shares
   redeemed.................................            0       1,772,489       (5,687,945)      (383,680)     (45,666)
  Net change in unrealized gain (loss) on
   investments..............................            0       9,664,813       28,662,419      1,727,915    2,011,209
                                             ------------    ------------     ------------    -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS..............            0      14,670,386       22,974,474      1,344,235    1,965,543
                                             ------------    ------------     ------------    -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $ (3,626,799)   $ 21,687,282     $ 21,511,981    $ 1,470,402  $ 2,205,779
                                             ============    ============     ============    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                PRUDENTIAL                                             PRUDENTIAL
 PRUDENTIAL       PRUDENTIAL     NATURAL     PRUDENTIAL    PRUDENTIAL   PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          HIGH YIELD    RESOURCES    STOCK INDEX     GLOBAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO      BOND PORTFOLIO  PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    -------------- -----------  ------------  -----------  ------------  --------------- ---------------
$353,298,060     $244,422,102  $15,700,105  $318,093,910  $74,473,403  $309,345,214    $62,027,779     $27,104,388
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------
$353,298,060     $244,422,102  $15,700,105  $318,093,910  $74,473,403  $309,345,214    $62,027,779     $27,104,388
============     ============  ===========  ============  ===========  ============    ===========     ===========

$353,298,060     $244,422,102  $15,700,105  $318,093,910  $74,473,403  $309,345,214    $62,027,779     $27,104,388
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------
$353,298,060     $244,422,102  $15,700,105  $318,093,910  $74,473,403  $309,345,214    $62,027,779     $27,104,388
============     ============  ===========  ============  ===========  ============    ===========     ===========

 180,227,613       67,908,416    1,685,027   197,333,999   45,508,675   182,467,612     22,233,629      18,468,757
============     ============  ===========  ============  ===========  ============    ===========     ===========

  20,733,454       48,304,763      331,716    10,140,067    4,027,767    13,299,450      3,591,649       1,952,766
$      17.04     $       5.06  $     47.33  $      31.37  $     18.49  $      23.26    $     17.27     $     13.88

$390,002,494     $256,302,719  $11,462,177  $322,698,012  $77,204,097  $295,223,695    $57,881,730     $25,415,065

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                PRUDENTIAL                                             PRUDENTIAL
 PRUDENTIAL       PRUDENTIAL     NATURAL     PRUDENTIAL    PRUDENTIAL   PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          HIGH YIELD    RESOURCES    STOCK INDEX     GLOBAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO      BOND PORTFOLIO  PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    -------------- -----------  ------------  -----------  ------------  --------------- ---------------
$  2,989,895     $ 20,578,211  $    58,086  $  5,423,342  $ 1,127,336  $  1,290,119    $   463,629     $   232,358
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------

   4,538,037        3,747,589      189,920     4,557,389    1,060,548     4,288,464        784,562         347,838
           0                0            0             0            0             0              0               0
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------

   4,538,037        3,747,589      189,920     4,557,389    1,060,548     4,288,464        784,562         347,838
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------

  (1,548,142)      16,830,622     (131,834)      865,953       66,788    (2,998,345)      (320,933)       (115,480)
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------
           0                0            0             0            0             0              0          77,453
 (11,709,663)      (2,641,496)     204,884    (5,446,059)  (1,417,953)   (2,066,766)      (741,434)       (188,612)
  43,577,190       14,660,194    3,237,458    41,566,663    8,822,233    33,352,576     13,407,491       3,252,169
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------
  31,867,527       12,018,698    3,442,342    36,120,604    7,404,280    31,285,810     12,666,057       3,141,010
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------
$ 30,319,385     $ 28,849,320  $ 3,310,508  $ 36,986,557  $ 7,471,068  $ 28,287,465    $12,345,124     $ 3,025,530
============     ============  ===========  ============  ===========  ============    ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                          SUBACCOUNTS
                                            -----------------------------------------------------------------------
                                                          PREMIER VIT
                                              T. ROWE        OPCAP      PREMIER VIT                   JANUS ASPEN
                                            PRICE EQUITY    MANAGED     NACM SMALL   INVESCO V.I.  JANUS PORTFOLIO -
                                               INCOME      PORTFOLIO   CAP PORTFOLIO CORE EQUITY     INSTITUTIONAL
                                             PORTFOLIO      CLASS 1       CLASS 1        FUND           SHARES
                                            ------------ ------------  ------------- ------------  -----------------
ASSETS
  Investment in the portfolios, at value... $73,513,305  $          0  $          0  $100,795,946     $64,686,850
                                            -----------  ------------  ------------  ------------     -----------
  Net Assets............................... $73,513,305  $          0  $          0  $100,795,946     $64,686,850
                                            ===========  ============  ============  ============     ===========

NET ASSETS, representing:
  Accumulation units....................... $73,513,305  $          0  $          0  $100,795,946     $64,686,850
                                            -----------  ------------  ------------  ------------     -----------
                                            $73,513,305  $          0  $          0  $100,795,946     $64,686,850
                                            ===========  ============  ============  ============     ===========

  Units outstanding........................  34,754,545             0             0    56,457,217      40,445,401
                                            ===========  ============  ============  ============     ===========

  Portfolio shares held....................   3,690,427             0             0     3,729,040       2,666,399
  Portfolio net asset value per share...... $     19.92  $       0.00  $       0.00  $      27.03     $     24.26
  Investment in portfolio shares, at cost.. $71,720,123  $          0  $          0  $ 90,355,095     $69,420,034

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                          SUBACCOUNTS
                                            -----------------------------------------------------------------------
                                                          PREMIER VIT
                                              T. ROWE        OPCAP      PREMIER VIT                   JANUS ASPEN
                                            PRICE EQUITY    MANAGED     NACM SMALL   INVESCO V.I.  JANUS PORTFOLIO -
                                               INCOME      PORTFOLIO   CAP PORTFOLIO CORE EQUITY     INSTITUTIONAL
                                             PORTFOLIO      CLASS 1       CLASS 1        FUND           SHARES
                                            ------------ ------------  ------------- ------------  -----------------
INVESTMENT INCOME
  Dividend income.......................... $ 1,332,613  $  2,792,964  $     39,277  $    954,227     $   675,436
                                            -----------  ------------  ------------  ------------     -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     981,434       360,705       142,784     1,390,732         864,098
  Reimbursement for excess expenses........           0             0             0             0               0
                                            -----------  ------------  ------------  ------------     -----------

NET EXPENSES...............................     981,434       360,705       142,784     1,390,732         864,098
                                            -----------  ------------  ------------  ------------     -----------

NET INVESTMENT INCOME (LOSS)...............     351,179     2,432,259      (103,507)     (436,505)       (188,662)
                                            -----------  ------------  ------------  ------------     -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0             0             0             0               0
  Realized gain (loss) on shares
   redeemed................................    (713,331)  (24,685,529)  (17,238,851)      465,914      (1,582,081)
  Net change in unrealized gain (loss) on
   investments.............................   9,170,854    27,116,664    22,031,965     7,470,681       9,340,871
                                            -----------  ------------  ------------  ------------     -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   8,457,523     2,431,135     4,793,114     7,936,595       7,758,790
                                            -----------  ------------  ------------  ------------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ 8,808,702  $  4,863,394  $  4,689,607  $  7,500,090     $ 7,570,128
                                            ===========  ============  ============  ============     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN                                                     FRANKLIN
  OVERSEAS                                                     SMALL-MID CAP PRUDENTIAL                ALLIANCEBERNSTEIN
 PORTFOLIO -      MFS RESEARCH      MFS GROWTH      AMERICAN      GROWTH      JENNISON                   VPS LARGE CAP
INSTITUTIONAL   SERIES - INITIAL SERIES - INITIAL  CENTURY VP   SECURITIES   20/20 FOCUS  DAVIS VALUE  GROWTH PORTFOLIO
   SHARES            CLASS            CLASS        VALUE FUND      FUND       PORTFOLIO    PORTFOLIO        CLASS B
-------------   ---------------- ---------------- -----------  ------------- -----------  -----------  -----------------
$166,660,619      $19,366,635      $59,322,597    $27,219,003   $30,562,569  $56,224,822  $34,078,922     $5,195,526
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------
$166,660,619      $19,366,635      $59,322,597    $27,219,003   $30,562,569  $56,224,822  $34,078,922     $5,195,526
============      ===========      ===========    ===========   ===========  ===========  ===========     ==========

$166,660,619      $19,366,635      $59,322,597    $27,219,003   $30,562,569  $56,224,822  $34,078,922     $5,195,526
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------
$166,660,619      $19,366,635      $59,322,597    $27,219,003   $30,562,569  $56,224,822  $34,078,922     $5,195,526
============      ===========      ===========    ===========   ===========  ===========  ===========     ==========

  37,126,904       11,770,106       35,471,042     13,741,831    16,565,613   32,077,679   31,082,791      8,340,614
============      ===========      ===========    ===========   ===========  ===========  ===========     ==========

   2,918,750        1,017,155        2,402,697      4,644,881     1,418,875    3,615,744    2,847,028        191,858
$      57.10      $     19.04      $     24.69    $      5.86   $     21.54  $     15.55  $     11.97     $    27.08
$ 90,179,720      $17,286,272      $55,175,417    $30,593,696   $30,785,212  $44,596,252  $30,653,193     $4,726,824

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN                                                     FRANKLIN
  OVERSEAS                                                     SMALL-MID CAP PRUDENTIAL                ALLIANCEBERNSTEIN
 PORTFOLIO -      MFS RESEARCH      MFS GROWTH      AMERICAN      GROWTH      JENNISON                   VPS LARGE CAP
INSTITUTIONAL   SERIES - INITIAL SERIES - INITIAL  CENTURY VP   SECURITIES   20/20 FOCUS  DAVIS VALUE  GROWTH PORTFOLIO
   SHARES            CLASS            CLASS        VALUE FUND      FUND       PORTFOLIO    PORTFOLIO        CLASS B
-------------   ---------------- ---------------- -----------  ------------- -----------  -----------  -----------------
$  1,069,878      $   175,100      $    66,763    $   569,741   $         0  $         0  $   427,571     $   14,417
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------

   2,177,070          259,240          783,315        360,760       377,184      754,303      456,790         71,472
           0                0                0              0             0            0            0              0
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------

   2,177,070          259,240          783,315        360,760       377,184      754,303      456,790         71,472
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------

  (1,107,192)         (84,140)        (716,552)       208,981      (377,184)    (754,303)     (29,219)       (57,055)
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------
           0                0                0              0             0            0            0              0
   9,834,799          (17,579)        (450,836)      (773,562)     (686,301)     953,018       67,153        (25,033)
  24,341,809        2,554,619        8,389,481      3,462,698     7,421,490    2,827,922    3,406,130        436,723
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------
  34,176,608        2,537,040        7,938,645      2,689,136     6,735,189    3,780,940    3,473,283        411,690
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------
$ 33,069,416      $ 2,452,900      $ 7,222,093    $ 2,898,117   $ 6,358,005  $ 3,026,637  $ 3,444,064     $  354,635
============      ===========      ===========    ===========   ===========  ===========  ===========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                        SUBACCOUNTS
                                            -------------------------------------------------------------------
                                                                                     PRUDENTIAL SP
                                                                        JANUS ASPEN    STRATEGIC
                                                          PRUDENTIAL SP    JANUS       PARTNERS    PRUDENTIAL SP
                                            PRUDENTIAL SP   SMALL CAP   PORTFOLIO -     FOCUSED       MID CAP
                                             DAVIS VALUE      VALUE       SERVICE       GROWTH        GROWTH
                                              PORTFOLIO     PORTFOLIO     SHARES       PORTFOLIO     PORTFOLIO
                                            ------------- ------------- -----------  ------------- -------------
ASSETS
  Investment in the portfolios, at value...  $         0  $127,032,822  $13,998,350    $       0   $          0
                                             -----------  ------------  -----------    ---------   ------------
  Net Assets...............................  $         0  $127,032,822  $13,998,350    $       0   $          0
                                             ===========  ============  ===========    =========   ============

NET ASSETS, representing:
  Accumulation units.......................  $         0  $127,032,822  $13,998,350    $       0   $          0
                                             -----------  ------------  -----------    ---------   ------------
                                             $         0  $127,032,822  $13,998,350    $       0   $          0
                                             ===========  ============  ===========    =========   ============

  Units outstanding........................            0    72,892,210   13,322,774            0              0
                                             ===========  ============  ===========    =========   ============

  Portfolio shares held....................            0    10,344,692      582,536            0              0
  Portfolio net asset value per share......  $      0.00  $      12.28  $     24.03    $    0.00   $       0.00
  Investment in portfolio shares, at cost..  $         0  $123,759,338  $11,584,766    $       0   $          0

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                        SUBACCOUNTS
                                            -------------------------------------------------------------------
                                                                                     PRUDENTIAL SP
                                                                        JANUS ASPEN    STRATEGIC
                                                          PRUDENTIAL SP    JANUS       PARTNERS    PRUDENTIAL SP
                                            PRUDENTIAL SP   SMALL CAP   PORTFOLIO -     FOCUSED       MID CAP
                                             DAVIS VALUE      VALUE       SERVICE       GROWTH        GROWTH
                                              PORTFOLIO     PORTFOLIO     SHARES       PORTFOLIO     PORTFOLIO
                                            ------------- ------------- -----------  ------------- -------------
INVESTMENT INCOME
  Dividend income..........................  $         0  $    769,295  $    50,145    $       0   $          0
                                             -----------  ------------  -----------    ---------   ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      718,351     1,897,663      229,808       97,506        292,221
  Reimbursement for excess expenses........            0             0            0            0              0
                                             -----------  ------------  -----------    ---------   ------------

NET EXPENSES...............................      718,351     1,897,663      229,808       97,506        292,221
                                             -----------  ------------  -----------    ---------   ------------

NET INVESTMENT INCOME (LOSS)...............     (718,351)   (1,128,368)    (179,663)     (97,506)      (292,221)
                                             -----------  ------------  -----------    ---------   ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0             0            0            0              0
  Realized gain (loss) on shares redeemed..   (5,665,796)   (3,205,966)     291,174      144,710    (11,759,656)
  Net change in unrealized gain (loss) on
   investments.............................   12,737,654    30,289,967    1,498,035     (203,620)    17,461,556
                                             -----------  ------------  -----------    ---------   ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    7,071,858    27,084,001    1,789,209      (58,910)     5,701,900
                                             -----------  ------------  -----------    ---------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ 6,353,507  $ 25,955,633  $ 1,609,546    $(156,416)  $  5,409,679
                                             ===========  ============  ===========    =========   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------

SP PRUDENTIAL   PRUDENTIAL SP                                   EVERGREEN VA
U.S. EMERGING   GROWTH ASSET   PRUDENTIAL SP    PRUDENTIAL SP    DIVERSIFIED                              EVERGREEN VA
   GROWTH        ALLOCATION    INTERNATIONAL    INTERNATIONAL  CAPITAL BUILDER EVERGREEN VA EVERGREEN VA SPECIAL VALUES
  PORTFOLIO       PORTFOLIO   GROWTH PORTFOLIO VALUE PORTFOLIO      FUND       GROWTH FUND   OMEGA FUND       FUND
-------------   ------------- ---------------- --------------- --------------- ------------ ------------ --------------
$155,289,292    $635,833,086    $58,478,231      $54,613,068      $      0       $      0    $       0     $       0
------------    ------------    -----------      -----------      --------       --------    ---------     ---------
$155,289,292    $635,833,086    $58,478,231      $54,613,068      $      0       $      0    $       0     $       0
============    ============    ===========      ===========      ========       ========    =========     =========

$155,289,292    $635,833,086    $58,478,231      $54,613,068      $      0       $      0    $       0     $       0
------------    ------------    -----------      -----------      --------       --------    ---------     ---------
$155,289,292    $635,833,086    $58,478,231      $54,613,068      $      0       $      0    $       0     $       0
============    ============    ===========      ===========      ========       ========    =========     =========

  84,601,871     314,272,056     41,903,584       35,175,295             0              0            0             0
============    ============    ===========      ===========      ========       ========    =========     =========

  20,063,216      70,963,514     11,267,482        7,949,500             0              0            0             0
$       7.74    $       8.96    $      5.19      $      6.87      $   0.00       $   0.00    $    0.00     $    0.00
$139,233,021    $655,351,683    $71,013,906      $65,782,121      $      0       $      0    $       0     $       0

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------

SP PRUDENTIAL   PRUDENTIAL SP                                   EVERGREEN VA
U.S. EMERGING   GROWTH ASSET   PRUDENTIAL SP    PRUDENTIAL SP    DIVERSIFIED                              EVERGREEN VA
   GROWTH        ALLOCATION    INTERNATIONAL    INTERNATIONAL  CAPITAL BUILDER EVERGREEN VA EVERGREEN VA SPECIAL VALUES
  PORTFOLIO       PORTFOLIO   GROWTH PORTFOLIO VALUE PORTFOLIO      FUND       GROWTH FUND   OMEGA FUND       FUND
-------------   ------------- ---------------- --------------- --------------- ------------ ------------ --------------
$    533,446    $ 12,044,561    $   848,300      $ 1,180,966      $ 15,052       $      0    $  15,850     $   4,531
------------    ------------    -----------      -----------      --------       --------    ---------     ---------

   2,082,836      11,390,053        890,171          883,190         4,909          7,377       16,896        21,412
           0               0              0                0             0              0            0             0
------------    ------------    -----------      -----------      --------       --------    ---------     ---------

   2,082,836      11,390,053        890,171          883,190         4,909          7,377       16,896        21,412
------------    ------------    -----------      -----------      --------       --------    ---------     ---------

  (1,549,390)        654,508        (41,871)         297,776        10,143         (7,377)      (1,046)      (16,881)
------------    ------------    -----------      -----------      --------       --------    ---------     ---------

           0               0              0                0             0              0            0             0
    (366,282)    (10,522,930)    (4,150,829)      (3,527,991)      (65,504)       (54,415)     440,633      (519,142)
  22,851,773      78,394,403     10,456,066        7,700,471        89,034         49,712     (556,160)      480,089
------------    ------------    -----------      -----------      --------       --------    ---------     ---------

  22,485,491      67,871,473      6,305,237        4,172,480        23,530         (4,703)    (115,527)      (39,053)
------------    ------------    -----------      -----------      --------       --------    ---------     ---------

$ 20,936,101    $ 68,525,981    $ 6,263,366      $ 4,470,256      $ 33,673       $(12,080)   $(116,573)    $ (55,934)
============    ============    ===========      ===========      ========       ========    =========     =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                             SUBACCOUNTS
                                            ----------------------------------------------------------------------------
                                                                                AST                        AST SCHRODERS
                                                                         ALLIANCEBERNSTEIN  AST AMERICAN    MULTI-ASSET
                                            EVERGREEN VA   EVERGREEN VA      GROWTH &      CENTURY INCOME      WORLD
                                            INTERNATIONAL  FUNDAMENTAL        INCOME          & GROWTH      STRATEGIES
                                             EQUITY FUND  LARGE CAP FUND     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                            ------------- -------------- ----------------- -------------- --------------
ASSETS
  Investment in the portfolios, at value...   $       0     $       0       $60,571,505     $46,364,504   $1,162,964,206
                                              ---------     ---------       -----------     -----------   --------------
  Net Assets...............................   $       0     $       0       $60,571,505     $46,364,504   $1,162,964,206
                                              =========     =========       ===========     ===========   ==============

NET ASSETS, representing:
  Accumulation units.......................   $       0     $       0       $60,571,505     $46,364,504   $1,162,964,206
                                              ---------     ---------       -----------     -----------   --------------
                                              $       0     $       0       $60,571,505     $46,364,504   $1,162,964,206
                                              =========     =========       ===========     ===========   ==============

  Units outstanding........................           0             0         6,153,488       4,546,974      107,549,779
                                              =========     =========       ===========     ===========   ==============

  Portfolio shares held....................           0             0         3,802,354       3,647,876       86,145,497
  Portfolio net asset value per share......   $    0.00     $    0.00       $     15.93     $     12.71   $        13.50
  Investment in portfolio shares, at cost..   $       0     $       0       $57,196,083     $42,470,849   $1,066,623,041

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                             SUBACCOUNTS
                                            ----------------------------------------------------------------------------
                                                                                AST                        AST SCHRODERS
                                                                         ALLIANCEBERNSTEIN  AST AMERICAN    MULTI-ASSET
                                            EVERGREEN VA   EVERGREEN VA      GROWTH &      CENTURY INCOME      WORLD
                                            INTERNATIONAL  FUNDAMENTAL        INCOME          & GROWTH      STRATEGIES
                                             EQUITY FUND  LARGE CAP FUND     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                            ------------- -------------- ----------------- -------------- --------------
INVESTMENT INCOME
  Dividend income..........................   $   9,869     $  11,760       $   442,524     $   257,385   $    3,102,452
                                              ---------     ---------       -----------     -----------   --------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       9,529        19,030           561,083         392,066        9,198,947
  Reimbursement for excess expenses........           0             0                 0               0                0
                                              ---------     ---------       -----------     -----------   --------------

NET EXPENSES...............................       9,529        19,030           561,083         392,066        9,198,947
                                              ---------     ---------       -----------     -----------   --------------

NET INVESTMENT INCOME (LOSS)...............         340        (7,270)         (118,559)       (134,681)      (6,096,495)
                                              ---------     ---------       -----------     -----------   --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....      34,976             0                 0               0                0
  Realized gain (loss) on shares
   redeemed................................    (320,570)        7,508          (596,158)        (32,679)       1,123,369
  Net change in unrealized gain (loss) on
   investments.............................     238,035      (126,583)        5,785,081       4,135,949       82,400,245
                                              ---------     ---------       -----------     -----------   --------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................     (47,559)     (119,075)        5,188,923       4,103,270       83,523,614
                                              ---------     ---------       -----------     -----------   --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $ (47,219)    $(126,345)      $ 5,070,364     $ 3,968,589   $   77,427,119
                                              =========     =========       ===========     ===========   ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
               AST JPMORGAN               AST NEUBERGER
 AST COHEN &     STRATEGIC                BERMAN SMALL-                 AST FEDERATED
STEERS REALTY  OPPORTUNITIES  AST VALUE    CAP GROWTH   AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP
  PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO
-------------  ------------- -----------  ------------- -------------- ---------------- --------------- ---------------
 $62,985,346   $609,347,362  $21,392,391   $25,254,293   $69,556,980     $40,832,021      $30,901,472     $41,902,648
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------
 $62,985,346   $609,347,362  $21,392,391   $25,254,293   $69,556,980     $40,832,021      $30,901,472     $41,902,648
 ===========   ============  ===========   ===========   ===========     ===========      ===========     ===========

 $62,985,346   $609,347,362  $21,392,391   $25,254,293   $69,556,980     $40,832,021      $30,901,472     $41,902,648
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------
 $62,985,346   $609,347,362  $21,392,391   $25,254,293   $69,556,980     $40,832,021      $30,901,472     $41,902,648
 ===========   ============  ===========   ===========   ===========     ===========      ===========     ===========

   5,413,486     56,172,490    2,188,804     2,395,675     6,242,860       3,502,874        2,712,491       3,661,163
 ===========   ============  ===========   ===========   ===========     ===========      ===========     ===========

  10,325,467     46,945,097    2,484,598     2,781,310     9,361,639       4,409,506        2,590,232       3,087,889
 $      6.10   $      12.98  $      8.61   $      9.08   $      7.43     $      9.26      $     11.93     $     13.57
 $62,869,256   $564,383,460  $22,455,838   $21,765,531   $66,016,148     $35,390,962      $26,994,598     $37,009,453

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
               AST JPMORGAN               AST NEUBERGER
 AST COHEN &     STRATEGIC                BERMAN SMALL-                 AST FEDERATED
STEERS REALTY  OPPORTUNITIES  AST VALUE    CAP GROWTH   AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP
  PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO
-------------  ------------- -----------  ------------- -------------- ---------------- --------------- ---------------
 $   403,973   $  1,390,671  $   222,198   $         0   $ 1,372,201     $     7,679      $    70,026     $   106,558
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------


     522,712      6,395,335      262,555       206,624       616,006         324,918          250,897         430,103
           0              0            0             0             0               0                0               0
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------

     522,712      6,395,335      262,555       206,624       616,006         324,918          250,897         430,103
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------

    (118,739)    (5,004,664)     (40,357)     (206,624)      756,195        (317,239)        (180,871)       (323,545)
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------

           0              0            0             0             0               0                0               0
  (1,730,120)     2,465,389   (1,031,220)      141,055       598,082          39,936          256,047        (183,616)
   9,187,784     29,522,333    2,970,299     3,462,462     2,566,798       6,640,238        3,738,145       6,894,486
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------

   7,457,664     31,987,722    1,939,079     3,603,517     3,164,880       6,680,174        3,994,192       6,710,870
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------



 $ 7,338,925   $ 26,983,058  $ 1,898,722   $ 3,396,893   $ 3,921,075     $ 6,362,935      $ 3,813,321     $ 6,387,325
 ===========   ============  ===========   ===========   ===========     ===========      ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                              SUBACCOUNTS
                                            -------------------------------------------------------------------------------
                                              AST GOLDMAN
                                                 SACHS         AST GOLDMAN                    AST LORD ABBETT  AST MARSICO
                                              CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP  BOND-DEBENTURE  CAPITAL GROWTH
                                            GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
                                            ---------------- ---------------- --------------- --------------- --------------
ASSETS
  Investment in the portfolios, at value...   $63,049,843      $88,580,837      $73,770,993     $50,715,133    $99,289,364
                                              -----------      -----------      -----------     -----------    -----------
  Net Assets...............................   $63,049,843      $88,580,837      $73,770,993     $50,715,133    $99,289,364
                                              ===========      ===========      ===========     ===========    ===========

NET ASSETS, representing:
  Accumulation units.......................   $63,049,843      $88,580,837      $73,770,993     $50,715,133    $99,289,364
                                              -----------      -----------      -----------     -----------    -----------
                                              $63,049,843      $88,580,837      $73,770,993     $50,715,133    $99,289,364
                                              ===========      ===========      ===========     ===========    ===========

  Units outstanding........................     5,726,803        7,399,862        8,210,451       4,379,205      9,228,317
                                              ===========      ===========      ===========     ===========    ===========

  Portfolio shares held....................     2,304,453       16,283,242        5,538,363       4,862,429      5,133,886
  Portfolio net asset value per share......   $     27.36      $      5.44      $     13.32     $     10.43    $     19.34
  Investment in portfolio shares, at cost..   $55,028,790      $75,809,834      $84,114,499     $48,518,123    $91,547,911

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                              SUBACCOUNTS
                                            -------------------------------------------------------------------------------
                                              AST GOLDMAN
                                                 SACHS         AST GOLDMAN                    AST LORD ABBETT  AST MARSICO
                                              CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP  BOND-DEBENTURE  CAPITAL GROWTH
                                            GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
                                            ---------------- ---------------- --------------- --------------- --------------
INVESTMENT INCOME
  Dividend income..........................   $    30,059      $         0      $   597,841     $ 1,750,653    $   393,549
                                              -----------      -----------      -----------     -----------    -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       669,167          806,279          984,251         525,834      1,056,968
  Reimbursement for excess expenses........             0                0                0               0              0
                                              -----------      -----------      -----------     -----------    -----------

NET EXPENSES...............................       669,167          806,279          984,251         525,834      1,056,968
                                              -----------      -----------      -----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)...............      (639,108)        (806,279)        (386,410)      1,224,819       (663,419)
                                              -----------      -----------      -----------     -----------    -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....             0                0                0               0              0
  Realized gain (loss) on shares
   redeemed................................     1,552,953        1,491,196       (3,494,439)        329,933       (863,107)
  Net change in unrealized gain (loss) on
   investments.............................     3,696,339        9,438,906       11,241,128       2,045,135     14,435,435
                                              -----------      -----------      -----------     -----------    -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................     5,249,292       10,930,102        7,746,689       2,375,068     13,572,328
                                              -----------      -----------      -----------     -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $ 4,610,184      $10,123,823      $ 7,360,279     $ 3,599,887    $12,908,909
                                              ===========      ===========      ===========     ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
               AST NEUBERGER
                  BERMAN     AST NEUBERGER   AST PIMCO          AST                      AST T. ROWE    AST T. ROWE
  AST MFS         MID-CAP     BERMAN/LSV      LIMITED    ALLIANCEBERNSTEIN  AST QMA US  PRICE NATURAL   PRICE ASSET
  GROWTH          GROWTH     MID-CAP VALUE MATURITY BOND    CORE VALUE     EQUITY ALPHA   RESOURCES     ALLOCATION
 PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------    ------------- ------------- ------------- ----------------- ------------ ------------- --------------
$27,605,037     $64,481,500   $78,392,118  $102,959,497     $43,678,448    $19,153,680  $237,117,710  $1,581,659,296
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------
$27,605,037     $64,481,500   $78,392,118  $102,959,497     $43,678,448    $19,153,680  $237,117,710  $1,581,659,296
===========     ===========   ===========  ============     ===========    ===========  ============  ==============

$27,605,037     $64,481,500   $78,392,118  $102,959,497     $43,678,448    $19,153,680  $237,117,710  $1,581,659,296
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------
$27,605,037     $64,481,500   $78,392,118  $102,959,497     $43,678,448    $19,153,680  $237,117,710  $1,581,659,296
===========     ===========   ===========  ============     ===========    ===========  ============  ==============

  2,603,376       5,335,094     7,173,550     9,358,496       4,615,182      1,934,062    18,819,743     146,125,937
===========     ===========   ===========  ============     ===========    ===========  ============  ==============

  2,866,567       3,018,797     5,177,815     9,731,521       5,237,224      1,704,064    10,501,227      92,765,941
$      9.63     $     21.36   $     15.14  $      10.58     $      8.34    $     11.24  $      22.58  $        17.05
$24,866,589     $55,044,801   $70,749,189  $103,625,814     $41,082,241    $18,186,028  $217,180,309  $1,446,178,873

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
               AST NEUBERGER
                  BERMAN     AST NEUBERGER   AST PIMCO          AST                      AST T. ROWE    AST T. ROWE
  AST MFS         MID-CAP     BERMAN/LSV      LIMITED    ALLIANCEBERNSTEIN  AST QMA US  PRICE NATURAL   PRICE ASSET
  GROWTH          GROWTH     MID-CAP VALUE MATURITY BOND    CORE VALUE     EQUITY ALPHA   RESOURCES     ALLOCATION
 PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------    ------------- ------------- ------------- ----------------- ------------ ------------- --------------
$    14,569     $         0   $   447,256  $  1,694,735     $   330,772    $    66,135  $    577,950  $    6,319,751
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------



    232,977         530,649       711,870     1,194,236         455,588        188,354     2,305,256      13,359,538
          0               0             0             0               0              0             0               0
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------

    232,977         530,649       711,870     1,194,236         455,588        188,354     2,305,256      13,359,538
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------

   (218,408)       (530,649)     (264,614)      500,499        (124,816)      (122,219)   (1,727,306)     (7,039,787)
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------

          0               0             0       100,551               0              0             0               0

     51,437         571,644      (640,332)     (284,311)       (513,232)      (177,948)   (8,068,734)      4,334,623

  2,479,275       9,292,173    10,590,682       881,807       4,388,991      2,182,015    43,192,200     106,443,753
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------

  2,530,712       9,863,817     9,950,350       698,047       3,875,759      2,004,067    35,123,466     110,778,376
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------

$ 2,312,304     $ 9,333,168   $ 9,685,736  $  1,198,546     $ 3,750,943    $ 1,881,848  $ 33,396,160  $  103,738,589
===========     ===========   ===========  ============     ===========    ===========  ============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                              AST                       AST
                                              AST MFS      JPMORGAN    AST T. ROWE   AGGRESSIVE    AST CAPITAL
                                              GLOBAL     INTERNATIONAL PRICE GLOBAL    ASSET       GROWTH ASSET
                                              EQUITY        EQUITY         BOND      ALLOCATION     ALLOCATION
                                             PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                            -----------  ------------- ------------ ------------  --------------
ASSETS
  Investment in the portfolios, at value... $67,367,886   $90,494,799  $70,482,611  $151,898,334  $3,101,702,125
                                            -----------   -----------  -----------  ------------  --------------
  Net Assets............................... $67,367,886   $90,494,799  $70,482,611  $151,898,334  $3,101,702,125
                                            ===========   ===========  ===========  ============  ==============

NET ASSETS, representing:
  Accumulation units....................... $67,367,886   $90,494,799  $70,482,611  $151,898,334  $3,101,702,125
                                            -----------   -----------  -----------  ------------  --------------
                                            $67,367,886   $90,494,799  $70,482,611  $151,898,334  $3,101,702,125
                                            ===========   ===========  ===========  ============  ==============

  Units outstanding........................   6,014,635     8,841,943    6,414,856    15,550,715     297,588,583
                                            ===========   ===========  ===========  ============  ==============

  Portfolio shares held....................   6,650,334     4,365,403    6,390,083    16,263,205     297,097,905
  Portfolio net asset value per share...... $     10.13   $     20.73  $     11.03  $       9.34  $        10.44
  Investment in portfolio shares, at cost.. $62,011,817   $83,949,391  $70,542,898  $140,427,864  $2,872,378,490

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                              AST                       AST
                                              AST MFS      JPMORGAN    AST T. ROWE   AGGRESSIVE    AST CAPITAL
                                              GLOBAL     INTERNATIONAL PRICE GLOBAL    ASSET       GROWTH ASSET
                                              EQUITY        EQUITY         BOND      ALLOCATION     ALLOCATION
                                             PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                            -----------  ------------- ------------ ------------  --------------
INVESTMENT INCOME
  Dividend income.......................... $   141,054   $   530,026  $ 1,033,638  $    696,036  $   22,125,693
                                            -----------   -----------  -----------  ------------  --------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     567,295       875,881      698,991     2,372,272      39,417,827
  Reimbursement for excess expenses........           0             0            0             0               0
                                            -----------   -----------  -----------  ------------  --------------

NET EXPENSES...............................     567,295       875,881      698,991     2,372,272      39,417,827
                                            -----------   -----------  -----------  ------------  --------------

NET INVESTMENT INCOME (LOSS)...............    (426,241)     (345,855)     334,647    (1,676,236)    (17,292,134)
                                            -----------   -----------  -----------  ------------  --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0             0      194,654             0               0
  Realized gain (loss) on shares
   redeemed................................    (637,063)   (1,080,192)    (513,846)     (695,081)     (3,821,726)
  Net change in unrealized gain (loss) on
   investments.............................   6,859,834     6,733,835    1,488,631    19,494,071     280,116,164
                                            -----------   -----------  -----------  ------------  --------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   6,222,771     5,653,643    1,169,439    18,798,990     276,294,438
                                            -----------   -----------  -----------  ------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ 5,796,530   $ 5,307,788  $ 1,504,086  $ 17,122,754  $  259,002,304
                                            ===========   ===========  ===========  ============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AST
  AST ACADEMIC                                                      AST FIRST TRUST                  T. ROWE PRICE
STRATEGIES ASSET    AST BALANCED   AST PRESERVATION AST FIRST TRUST     CAPITAL       AST ADVANCED     LARGE-CAP     AST MONEY
   ALLOCATION     ASSET ALLOCATION ASSET ALLOCATION BALANCED TARGET   APPRECIATION     STRATEGIES       GROWTH        MARKET
   PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO    TARGET PORTFOLIO   PORTFOLIO       PORTFOLIO     PORTFOLIO
----------------  ---------------- ---------------- --------------- ---------------- --------------  ------------- ------------
 $2,538,982,454    $3,322,649,778   $2,211,567,468  $1,008,798,895   $1,380,684,150  $1,496,354,738  $152,421,906  $128,581,063
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------
 $2,538,982,454    $3,322,649,778   $2,211,567,468  $1,008,798,895   $1,380,684,150  $1,496,354,738  $152,421,906  $128,581,063
 ==============    ==============   ==============  ==============   ==============  ==============  ============  ============

 $2,538,982,454    $3,322,649,778   $2,211,567,468  $1,008,798,895   $1,380,684,150  $1,496,354,738  $152,421,906  $128,581,063
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------
 $2,538,982,454    $3,322,649,778   $2,211,567,468  $1,008,798,895   $1,380,684,150  $1,496,354,738  $152,421,906  $128,581,063
 ==============    ==============   ==============  ==============   ==============  ==============  ============  ============

    241,208,278       308,411,300      199,628,107      95,850,727      131,381,152     137,362,458    13,776,574    12,762,620
 ==============    ==============   ==============  ==============   ==============  ==============  ============  ============

    239,300,891       299,068,387      188,218,508     103,360,543      139,322,316     136,903,453    12,311,947   128,581,063
 $        10.61    $        11.11   $        11.75  $         9.76   $         9.91  $        10.93  $      12.38  $       1.00
 $2,368,917,561    $2,968,158,399   $2,011,596,312  $  920,233,761   $1,225,651,406  $1,361,092,235  $132,700,775  $128,581,063

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AST
  AST ACADEMIC                                                      AST FIRST TRUST                  T. ROWE PRICE
STRATEGIES ASSET    AST BALANCED   AST PRESERVATION AST FIRST TRUST     CAPITAL       AST ADVANCED     LARGE-CAP     AST MONEY
   ALLOCATION     ASSET ALLOCATION ASSET ALLOCATION BALANCED TARGET   APPRECIATION     STRATEGIES       GROWTH        MARKET
   PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO    TARGET PORTFOLIO   PORTFOLIO       PORTFOLIO     PORTFOLIO
----------------  ---------------- ---------------- --------------- ---------------- --------------  ------------- ------------
 $   14,187,573    $   19,041,377   $   20,187,041  $    7,643,803   $    6,579,950  $    7,495,769  $          0  $     22,968
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------

     30,991,653        41,635,626       27,312,223       9,608,346       13,209,636      14,313,876     1,532,065     1,578,337
              0                 0                0               0                0               0             0             0
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------

     30,991,653        41,635,626       27,312,223       9,608,346       13,209,636      14,313,876     1,532,065     1,578,337
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------

    (16,804,080)      (22,594,249)      (7,125,182)     (1,964,543)      (6,629,686)     (6,818,107)   (1,532,065)   (1,555,369)
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------

              0                 0                0               0                0               0             0             0

     (3,273,089)       15,668,623       13,144,293       1,519,426          (54,691)      6,033,951     1,286,756             0

    207,238,250       276,659,761      137,638,945      82,435,956      154,800,544     112,222,331    17,175,619             0
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------


    203,965,161       292,328,384      150,783,238      83,955,382      154,745,853     118,256,282    18,462,375             0
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------

 $  187,161,081    $  269,734,135   $  143,658,056  $   81,990,839   $  148,116,167  $  111,438,175  $ 16,930,310  $ (1,555,369)
 ==============    ==============   ==============  ==============   ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                AST            AST            AST           AST          NVIT
                                             SMALL-CAP     PIMCO TOTAL   INTERNATIONAL INTERNATIONAL  DEVELOPING
                                              GROWTH       RETURN BOND       VALUE        GROWTH       MARKETS
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND
                                            -----------  --------------  ------------- ------------- -----------
ASSETS
  Investment in the portfolios, at value... $70,221,616  $1,231,960,707   $39,039,069   $40,508,656  $25,523,843
                                            -----------  --------------   -----------   -----------  -----------
  Net Assets............................... $70,221,616  $1,231,960,707   $39,039,069   $40,508,656  $25,523,843
                                            ===========  ==============   ===========   ===========  ===========

NET ASSETS, representing:
  Accumulation units....................... $70,221,616  $1,231,960,707   $39,039,069   $40,508,656  $25,523,843
                                            -----------  --------------   -----------   -----------  -----------
                                            $70,221,616  $1,231,960,707   $39,039,069   $40,508,656  $25,523,843
                                            ===========  ==============   ===========   ===========  ===========

  Units outstanding........................   5,748,993     113,265,777     3,757,056     3,921,125    1,496,359
                                            ===========  ==============   ===========   ===========  ===========

  Portfolio shares held....................   3,442,236     101,312,558     2,489,737     3,513,327    3,656,711
  Portfolio net asset value per share...... $     20.40  $        12.16   $     15.68   $     11.53  $      6.98
  Investment in portfolio shares, at cost.. $57,513,706  $1,212,228,770   $36,665,254   $37,451,570  $28,110,858

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                AST            AST            AST           AST          NVIT
                                             SMALL-CAP     PIMCO TOTAL   INTERNATIONAL INTERNATIONAL  DEVELOPING
                                              GROWTH       RETURN BOND       VALUE        GROWTH       MARKETS
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND
                                            -----------  --------------  ------------- ------------- -----------
INVESTMENT INCOME
  Dividend income.......................... $    85,072  $   12,462,387   $   146,876   $    60,787  $         0
                                            -----------  --------------   -----------   -----------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     674,896      13,100,786       340,170       340,849      357,844
  Reimbursement for excess expenses........           0               0             0             0            0
                                            -----------  --------------   -----------   -----------  -----------

NET EXPENSES...............................     674,896      13,100,786       340,170       340,849      357,844
                                            -----------  --------------   -----------   -----------  -----------

NET INVESTMENT INCOME (LOSS)...............    (589,824)       (638,399)     (193,294)     (280,062)    (357,844)
                                            -----------  --------------   -----------   -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0      12,039,158             0             0            0
  Realized gain (loss) on shares
   redeemed................................     589,430       4,406,098      (637,350)     (577,695)  (1,701,140)
  Net change in unrealized gain (loss) on
   investments.............................  14,065,972      17,632,983     3,619,814     4,535,610    4,854,884
                                            -----------  --------------   -----------   -----------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................  14,655,402      34,078,239     2,982,464     3,957,915    3,153,744
                                            -----------  --------------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $14,065,578  $   33,439,840   $ 2,789,170   $ 3,677,853  $ 2,795,900
                                            ===========  ==============   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                                                                                       AST GOLDMAN
    AST          AST WESTERN                                           AST PARAMETRIC     FRANKLIN        SACHS
 INVESTMENT      ASSET CORE      AST BOND     AST BOND    AST GLOBAL      EMERGING      TEMPLETON VIP   SMALL-CAP
 GRADE BOND       PLUS BOND      PORTFOLIO    PORTFOLIO   REAL ESTATE  MARKETS EQUITY  FOUNDING FUNDS     VALUE
 PORTFOLIO        PORTFOLIO        2018         2019       PORTFOLIO     PORTFOLIO     ALLOCATION FUND  PORTFOLIO
------------    ------------    -----------  -----------  -----------  --------------  --------------- -----------
$153,555,135    $161,901,532    $17,223,514  $14,731,613  $23,406,165   $144,881,864   $1,165,490,270  $72,333,809
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------
$153,555,135    $161,901,532    $17,223,514  $14,731,613  $23,406,165   $144,881,864   $1,165,490,270  $72,333,809
============    ============    ===========  ===========  ===========   ============   ==============  ===========

$153,555,135    $161,901,532    $17,223,514  $14,731,613  $23,406,165   $144,881,864   $1,165,490,270  $72,333,809
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------
$153,555,135    $161,901,532    $17,223,514  $14,731,613  $23,406,165   $144,881,864   $1,165,490,270  $72,333,809
============    ============    ===========  ===========  ===========   ============   ==============  ===========

  11,978,281      15,298,556      1,423,064    1,228,899    2,119,576     12,639,741      114,431,062    6,209,379
============    ============    ===========  ===========  ===========   ============   ==============  ===========

  13,002,128      15,404,523      1,446,139    1,242,126    2,878,987     14,605,027      151,166,053    6,928,526
$      11.81    $      10.51    $     11.91  $     11.86  $      8.13   $       9.92   $         7.71  $     10.44
$154,269,256    $158,736,709    $16,332,581  $14,372,912  $21,106,416   $127,371,769   $1,086,501,143  $62,374,043

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                                                                                       AST GOLDMAN
    AST          AST WESTERN                                           AST PARAMETRIC     FRANKLIN        SACHS
 INVESTMENT      ASSET CORE      AST BOND     AST BOND    AST GLOBAL      EMERGING      TEMPLETON VIP   SMALL-CAP
 GRADE BOND       PLUS BOND      PORTFOLIO    PORTFOLIO   REAL ESTATE  MARKETS EQUITY  FOUNDING FUNDS     VALUE
 PORTFOLIO        PORTFOLIO        2018         2019       PORTFOLIO     PORTFOLIO     ALLOCATION FUND  PORTFOLIO
------------    ------------    -----------  -----------  -----------  --------------  --------------- -----------
$ 27,739,266    $  1,122,102    $   205,852  $   128,624  $   111,942   $    190,935   $   22,138,689  $    98,599
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------

   6,663,230       1,427,876        410,075      314,586      156,120      1,051,128        9,242,672      463,247
           0               0              0            0            0              0                0            0
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------

   6,663,230       1,427,876        410,075      314,586      156,120      1,051,128        9,242,672      463,247
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------

  21,076,036        (305,774)      (204,223)    (185,962)     (44,178)      (860,193)      12,896,017     (364,648)
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------

  72,866,958         423,690        795,479      960,788            0              0           83,847            0
 (14,525,846)      1,159,754      1,608,555    1,079,520      119,858        899,561        2,778,929      602,897
 (31,643,393)      1,889,443        474,794      (51,345)   2,021,554     14,238,068       55,525,137    8,694,476
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------

  26,697,719       3,472,887      2,878,828    1,988,963    2,141,412     15,137,629       58,387,913    9,297,373
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------

$ 47,773,755    $  3,167,113    $ 2,674,605  $ 1,803,001  $ 2,097,234   $ 14,277,436   $   71,283,930  $ 8,932,725
============    ============    ===========  ===========  ===========   ============   ==============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                            AST CLS                    AST HORIZON     AST FI
                                              AST CLS       MODERATE    AST HORIZON     MODERATE     PYRAMIS(R)
                                            GROWTH ASSET     ASSET      GROWTH ASSET      ASSET        ASSET
                                             ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                             PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                            ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at value... $815,839,953  $917,592,487  $564,004,840  $686,924,432  $391,883,183
                                            ------------  ------------  ------------  ------------  ------------
  Net Assets............................... $815,839,953  $917,592,487  $564,004,840  $686,924,432  $391,883,183
                                            ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units....................... $815,839,953  $917,592,487  $564,004,840  $686,924,432  $391,883,183
                                            ------------  ------------  ------------  ------------  ------------
                                            $815,839,953  $917,592,487  $564,004,840  $686,924,432  $391,883,183
                                            ============  ============  ============  ============  ============

  Units outstanding........................   78,030,921    87,540,737    53,201,358    65,121,003    36,638,038
                                            ============  ============  ============  ============  ============

  Portfolio shares held....................   76,175,533    92,127,760    55,731,704    65,111,321    39,464,570
  Portfolio net asset value per share...... $      10.71  $       9.96  $      10.12  $      10.55  $       9.93
  Investment in portfolio shares, at cost.. $731,736,116  $832,377,982  $508,716,401  $623,839,782  $355,355,122

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                            AST CLS                    AST HORIZON     AST FI
                                              AST CLS       MODERATE    AST HORIZON     MODERATE     PYRAMIS(R)
                                            GROWTH ASSET     ASSET      GROWTH ASSET      ASSET        ASSET
                                             ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                             PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                            ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income.......................... $  1,005,160  $  1,991,390  $    633,031  $  1,346,206  $    448,463
                                            ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    6,263,889     7,390,790     4,332,001     5,737,162     2,666,561
  Reimbursement for excess expenses........            0             0             0             0             0
                                            ------------  ------------  ------------  ------------  ------------

NET EXPENSES...............................    6,263,889     7,390,790     4,332,001     5,737,162     2,666,561
                                            ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)...............   (5,258,729)   (5,399,400)   (3,698,970)   (4,390,956)   (2,218,098)
                                            ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0             0             0             0             0
  Realized gain (loss) on shares
   redeemed................................    3,236,488     2,133,841     2,302,123     2,068,033     1,328,971
  Net change in unrealized gain (loss) on
   investments.............................   66,974,826    64,996,847    43,550,901    46,984,034    30,221,179
                                            ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   70,211,314    67,130,688    45,853,024    49,052,067    31,550,150
                                            ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ 64,952,585  $ 61,731,288  $ 42,154,054  $ 44,661,111  $ 29,332,052
                                            ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------
PROFUND VP PROFUND VP                                    PROFUND VP  PROFUND VP PROFUND
 CONSUMER   CONSUMER  PROFUND VP PROFUND VP  PROFUND VP   MID-CAP     MID-CAP   VP REAL
 SERVICES    GOODS    FINANCIALS HEALTH CARE INDUSTRIALS   GROWTH      VALUE    ESTATE
---------- ---------- ---------- ----------- ----------- ----------  ---------- --------
 $80,168    $125,434   $986,895   $864,436    $214,035    $578,577    $456,463  $706,567
 -------    --------   --------   --------    --------    --------    --------  --------
 $80,168    $125,434   $986,895   $864,436    $214,035    $578,577    $456,463  $706,567
 =======    ========   ========   ========    ========    ========    ========  ========

 $80,168    $125,434   $986,895   $864,436    $214,035    $578,577    $456,463  $706,567
 -------    --------   --------   --------    --------    --------    --------  --------
 $80,168    $125,434   $986,895   $864,436    $214,035    $578,577    $456,463  $706,567
 =======    ========   ========   ========    ========    ========    ========  ========

   7,362      11,873    151,835     87,079      23,563      52,417      46,242    83,091
 =======    ========   ========   ========    ========    ========    ========  ========

   2,504       3,627     49,818     29,901       5,813      16,913      17,550    16,367
 $ 32.01    $  34.58   $  19.81   $  28.91    $  36.82    $  34.21    $  26.01  $  43.17
 $69,887    $108,882   $878,210   $790,238    $175,162    $504,890    $374,018  $589,342

                                SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------
PROFUND VP PROFUND VP                                    PROFUND VP  PROFUND VP PROFUND
 CONSUMER   CONSUMER  PROFUND VP PROFUND VP  PROFUND VP   MID-CAP     MID-CAP   VP REAL
 SERVICES    GOODS    FINANCIALS HEALTH CARE INDUSTRIALS   GROWTH      VALUE    ESTATE
---------- ---------- ---------- ----------- ----------- ----------  ---------- --------
 $     0    $    527   $  2,783   $  1,480    $    315    $      0    $    858  $ 24,018
 -------    --------   --------   --------    --------    --------    --------  --------

   1,062       1,950     15,044     10,445       2,427       4,909       5,165    10,449
       0           0          0          0           0           0           0         0
 -------    --------   --------   --------    --------    --------    --------  --------

   1,062       1,950     15,044     10,445       2,427       4,909       5,165    10,449
 -------    --------   --------   --------    --------    --------    --------  --------

  (1,062)     (1,423)   (12,261)    (8,965)     (2,112)     (4,909)     (4,307)   13,569
 -------    --------   --------   --------    --------    --------    --------  --------

       0           0          0          0           0           0           0         0
   9,311      13,522     15,818     10,573       1,054      40,655      28,586    38,753
   7,996       5,787     48,398     14,586      33,328      52,722      26,698    58,867
 -------    --------   --------   --------    --------    --------    --------  --------

  17,307      19,309     64,216     25,159      34,382      93,377      55,284    97,620
 -------    --------   --------   --------    --------    --------    --------  --------

 $16,245    $ 17,886   $ 51,955   $ 16,194    $ 32,270    $ 88,468    $ 50,977  $111,189
 =======    ========   ========   ========    ========    ========    ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                     SUBACCOUNTS
                                            -------------------------------------------------------------
                                            PROFUND VP PROFUND VP                               PROFUND VP
                                            SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
                                              GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
                                            ---------- ---------- ------------------ ---------- ----------
ASSETS
  Investment in the portfolios, at value...  $550,027   $258,505       $246,298       $295,251   $676,824
                                             --------   --------       --------       --------   --------
  Net Assets...............................  $550,027   $258,505       $246,298       $295,251   $676,824
                                             ========   ========       ========       ========   ========

NET ASSETS, representing:
  Accumulation units.......................  $550,027   $258,505       $246,298       $295,251   $676,824
                                             --------   --------       --------       --------   --------
                                             $550,027   $258,505       $246,298       $295,251   $676,824
                                             ========   ========       ========       ========   ========

  Units outstanding........................    50,538     25,324         25,387         36,030     70,690
                                             ========   ========       ========       ========   ========

  Portfolio shares held....................    19,171      9,469         32,579         10,411     20,168
  Portfolio net asset value per share......  $  28.69   $  27.30       $   7.56       $  28.36   $  33.56
  Investment in portfolio shares, at cost..  $476,803   $221,471       $224,427       $266,254   $553,463

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                     SUBACCOUNTS
                                            -------------------------------------------------------------
                                            PROFUND VP PROFUND VP                               PROFUND VP
                                            SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
                                              GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
                                            ---------- ---------- ------------------ ---------- ----------
INVESTMENT INCOME
  Dividend income..........................  $      0   $    197       $  3,609       $  7,323   $    392
                                             --------   --------       --------       --------   --------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     5,269      4,360          2,275          4,807     10,353
  Reimbursement for excess expenses........         0          0              0              0          0
                                             --------   --------       --------       --------   --------

NET EXPENSES...............................     5,269      4,360          2,275          4,807     10,353
                                             --------   --------       --------       --------   --------

NET INVESTMENT INCOME (LOSS)...............    (5,269)    (4,163)         1,334          2,516     (9,961)
                                             --------   --------       --------       --------   --------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....         0          0              0              0          0
  Realized gain (loss) on shares redeemed..    18,564     17,490          3,083          8,108     47,103
  Net change in unrealized gain (loss) on
   investments.............................    54,530     19,221         16,440         (2,710)    29,370
                                             --------   --------       --------       --------   --------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    73,094     36,711         19,523          5,398     76,473
                                             --------   --------       --------       --------   --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ 67,825   $ 32,548       $ 20,857       $  7,914   $ 66,512
                                             ========   ========       ========       ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
                AST          AST          CREDIT                                                     WELLS FARGO
             JENNISON     JENNISON     SUISSE TRUST                                                 ADVANTAGE VT
PROFUND VP   LARGE-CAP    LARGE-CAP    INTERNATIONAL       AST                                       CORE EQUITY
LARGE-CAP      VALUE       GROWTH     EQUITY FLEX III      BOND         AST BOND       AST BOND    PORTFOLIO SHARE
  VALUE      PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021     CLASS 1
----------  -----------  -----------  --------------- -------------- -------------- -------------- ---------------
 $732,764   $24,809,153  $16,038,561    $9,951,353     $17,133,185     $4,746,120    $24,882,869     $2,101,924
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------
 $732,764   $24,809,153  $16,038,561    $9,951,353     $17,133,185     $4,746,120    $24,882,869     $2,101,924
 ========   ===========  ===========    ==========     ===========     ==========    ===========     ==========

 $732,764   $24,809,153  $16,038,561    $9,951,353     $17,133,185     $4,746,120    $24,882,869     $2,101,924
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------
 $732,764   $24,809,153  $16,038,561    $9,951,353     $17,133,185     $4,746,120    $24,882,869     $2,101,924
 ========   ===========  ===========    ==========     ===========     ==========    ===========     ==========

   89,036     2,319,311    1,477,715       890,619       1,771,066        449,557      2,261,043        147,588
 ========   ===========  ===========    ==========     ===========     ==========    ===========     ==========

   30,142     2,074,344    1,325,501     1,514,666       1,711,607        433,040      2,219,703        106,051
 $  24.31   $     11.96  $     12.10    $     6.57     $     10.01     $    10.96    $     11.21     $    19.82
 $659,732   $22,672,243  $14,596,514    $8,797,765     $17,008,028     $4,772,303    $25,474,199     $1,708,598

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
                AST          AST          CREDIT                                                     WELLS FARGO
             JENNISON     JENNISON     SUISSE TRUST                                                 ADVANTAGE VT
PROFUND VP   LARGE-CAP    LARGE-CAP    INTERNATIONAL       AST                                       CORE EQUITY
LARGE-CAP      VALUE       GROWTH     EQUITY FLEX III      BOND         AST BOND       AST BOND    PORTFOLIO SHARE
  VALUE      PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021     CLASS 1
----------  -----------  -----------  --------------- -------------- -------------- -------------- ---------------
 $  5,882   $     1,600  $         0    $    9,045     $         0     $        0    $         0     $        0
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------

   10,189       145,555       93,986       128,421         320,238        120,888        123,369         15,987
        0             0            0             0               0              0              0              0
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------

   10,189       145,555       93,986       128,421         320,238        120,888        123,369         15,987
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------

   (4,307)     (143,955)     (93,986)     (119,376)       (320,238)      (120,888)      (123,369)       (15,987)
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------

        0        14,850            0             0               0              0              0              0
   (6,405)      (99,339)     (23,619)       (2,119)      1,543,442        734,749       (394,532)        33,375
   56,279     2,127,994    1,436,671     1,054,177         155,536        (26,183)      (591,330)       393,326
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------


   49,874     2,043,505    1,413,052     1,052,058       1,698,978        708,566       (985,862)       426,701
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------

 $ 45,567   $ 1,899,550  $ 1,319,066    $  932,682     $ 1,378,740     $  587,678    $(1,109,231)    $  410,714
 ========   ===========  ===========    ==========     ===========     ==========    ===========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                                     SUBACCOUNTS
                                                           ---------------------------------------------------------------
                                                                                              WELLS FARGO
                                                             WELLS FARGO      WELLS FARGO    ADVANTAGE VT     WELLS FARGO
                                                             ADVANTAGE VT    ADVANTAGE VT      SMALL CAP     ADVANTAGE VT
                                                            INTERNATIONAL    OMEGA GROWTH       GROWTH      SMALL CAP VALUE
                                                           EQUITY PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE PORTFOLIO SHARE
                                                            SHARE CLASS 1       CLASS 1         CLASS 1         CLASS 1
                                                           ---------------- --------------- --------------- ---------------
ASSETS
  Investment in the portfolios, at value..................     $984,425       $1,888,528       $803,895       $2,156,037
                                                               --------       ----------       --------       ----------
  Net Assets..............................................     $984,425       $1,888,528       $803,895       $2,156,037
                                                               ========       ==========       ========       ==========

NET ASSETS, representing:
  Accumulation units......................................     $984,425       $1,888,528       $803,895       $2,156,037
                                                               --------       ----------       --------       ----------
                                                               $984,425       $1,888,528       $803,895       $2,156,037
                                                               ========       ==========       ========       ==========

  Units outstanding.......................................       68,335          960,874         65,643          182,670
                                                               ========       ==========       ========       ==========

  Portfolio shares held...................................      171,204           77,845         99,739          238,500
  Portfolio net asset value per share.....................     $   5.75       $    24.26       $   8.06       $     9.04
  Investment in portfolio shares, at cost.................     $808,024       $1,495,751       $625,341       $1,758,758

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                                     SUBACCOUNTS
                                                           ---------------------------------------------------------------
                                                                                              WELLS FARGO
                                                             WELLS FARGO      WELLS FARGO    ADVANTAGE VT     WELLS FARGO
                                                             ADVANTAGE VT    ADVANTAGE VT      SMALL CAP     ADVANTAGE VT
                                                            INTERNATIONAL    OMEGA GROWTH       GROWTH      SMALL CAP VALUE
                                                           EQUITY PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE PORTFOLIO SHARE
                                                            SHARE CLASS 1       CLASS 1         CLASS 1         CLASS 1
                                                           ---------------- --------------- --------------- ---------------
INVESTMENT INCOME
  Dividend income.........................................     $      0       $        0       $      0       $        0
                                                               --------       ----------       --------       ----------

EXPENSES
  Charges to contract owners for assuming mortality risk
   and expense risk and for administration................        7,731           13,737          5,898           16,134
  Reimbursement for excess expenses.......................            0                0              0                0
                                                               --------       ----------       --------       ----------

NET EXPENSES..............................................        7,731           13,737          5,898           16,134
                                                               --------       ----------       --------       ----------

NET INVESTMENT INCOME (LOSS)..............................       (7,731)         (13,737)        (5,898)         (16,134)
                                                               --------       ----------       --------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
  Capital gains distributions received....................            0                0              0                0
  Realized gain (loss) on shares redeemed.................       18,392           33,466         12,918           32,270
  Net change in unrealized gain (loss) on investments.....      176,401          392,777        178,554          397,279
                                                               --------       ----------       --------       ----------

NET GAIN (LOSS) ON INVESTMENTS............................      194,793          426,243        191,472          429,549
                                                               --------       ----------       --------       ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..............................     $187,062       $  412,506       $185,574       $  413,415
                                                               ========       ==========       ========       ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                        SUBACCOUNTS
                                   ------------------------------------------------------------------------------------
                                      PRUDENTIAL MONEY MARKET    PRUDENTIAL DIVERSIFIED BOND      PRUDENTIAL EQUITY
                                             PORTFOLIO                    PORTFOLIO                   PORTFOLIO
                                   ----------------------------  --------------------------  --------------------------
                                     01/01/2010     01/01/2009    01/01/2010    01/01/2009    01/01/2010    01/01/2009
                                         TO             TO            TO            TO            TO            TO
                                     12/31/2010     12/31/2009    12/31/2010    12/31/2009    12/31/2010    12/31/2009
                                   -------------  -------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).... $  (3,626,799) $  (3,296,482) $  7,016,896  $  7,782,420  $ (1,462,493) $    325,319
  Capital gains distributions
   received.......................             0              0     3,233,084     4,179,394             0             0
  Realized gain (loss) on shares
   redeemed.......................             0              0     1,772,489    (2,429,643)   (5,687,945)  (15,477,320)
  Net change in unrealized gain
   (loss) on investments..........             0              0     9,664,813    31,129,989    28,662,419    79,857,679
                                   -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    (3,626,799)    (3,296,482)   21,687,282    40,662,160    21,511,981    64,705,678
                                   -------------  -------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....     1,524,976      1,154,753       610,713       893,528       560,814       723,548
  Annuity Payments................    (1,073,400)      (765,797)   (1,192,494)     (530,882)     (630,780)     (271,020)
  Surrenders, withdrawals and
   death benefits.................   (68,717,394)   (83,913,147)  (32,080,001)  (29,219,905)  (24,417,857)  (21,125,927)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    86,086,981    (66,536,452)    6,211,706      (898,334)   (3,216,029)   (4,792,817)
  Withdrawal and other
   charges........................      (328,972)      (437,243)      (93,953)     (115,634)     (263,070)     (276,801)
                                   -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................    17,492,191   (150,497,886)  (26,544,029)  (29,871,227)  (27,966,922)  (25,743,017)
                                   -------------  -------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................    13,865,392   (153,794,368)   (4,856,747)   10,790,933    (6,454,941)   38,962,661

NET ASSETS
  Beginning of period.............   228,214,253    382,008,621   247,133,283   236,342,350   236,025,257   197,062,596
                                   -------------  -------------  ------------  ------------  ------------  ------------
  End of period................... $ 242,079,645  $ 228,214,253  $242,276,536  $247,133,283  $229,570,316  $236,025,257
                                   =============  =============  ============  ============  ============  ============

  Beginning units.................   193,139,396    322,559,721   127,375,981   144,785,736   137,058,192   155,513,734
                                   -------------  -------------  ------------  ------------  ------------  ------------
  Units issued....................   148,653,668     85,392,900     9,656,151     9,857,314     4,063,477     6,326,131
  Units redeemed..................  (143,313,014)  (214,813,225)  (22,506,376)  (27,267,069)  (20,269,100)  (24,781,673)
                                   -------------  -------------  ------------  ------------  ------------  ------------
  Ending units....................   198,480,050    193,139,396   114,525,756   127,375,981   120,852,569   137,058,192
                                   =============  =============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL FLEXIBLE MANAGED   PRUDENTIAL CONSERVATIVE       PRUDENTIAL VALUE       PRUDENTIAL HIGH YIELD BOND
        PORTFOLIO               BALANCED PORTFOLIO              PORTFOLIO                   PORTFOLIO
--------------------------   ------------------------  --------------------------  --------------------------
 01/01/2010     01/01/2009    01/01/2010   01/01/2009   01/01/2010    01/01/2009    01/01/2010    01/01/2009
     TO             TO            TO           TO           TO            TO            TO            TO
 12/31/2010     12/31/2009    12/31/2010   12/31/2009   12/31/2010    12/31/2009    12/31/2010    12/31/2009
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$   126,167    $   307,626   $   240,236  $   538,500  $ (1,548,142) $  1,232,180  $ 16,830,622  $ 11,099,168

          0              0             0            0             0             0             0             0
   (383,680)      (968,457)      (45,666)    (764,156)  (11,709,663)  (23,569,768)   (2,641,496)   (7,928,130)

  1,727,915      3,076,220     2,011,209    4,009,129    43,577,190    90,076,873    14,660,194    41,235,067
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------



  1,470,402      2,415,389     2,205,779    3,783,473    30,319,385    67,739,285    28,849,320    44,406,105
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

     11,613         16,717        21,136       90,479     1,145,675       826,125       686,363       866,046
    (74,240)       (42,654)     (155,156)    (213,016)     (539,596)     (347,544)     (544,645)     (297,295)
 (1,755,335)    (1,926,006)   (3,382,561)  (3,354,835)  (35,253,515)  (21,534,116)  (31,930,585)  (14,479,744)
   (229,117)      (285,045)      100,429      (90,582)  129,236,877    (5,739,157)   (2,725,985)  124,344,612
          0              0             0            0      (476,274)     (267,392)     (389,674)     (109,230)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

 (2,047,079)    (2,236,988)   (3,416,152)  (3,567,954)   94,113,167   (27,062,084)  (34,904,526)  110,324,389
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

   (576,677)       178,401    (1,210,373)     215,519   124,432,552    40,677,201    (6,055,206)  154,730,494

 15,398,879     15,220,478    23,701,004   23,485,485   228,865,508   188,188,307   250,477,308    95,746,814
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$14,822,202    $15,398,879   $22,490,631  $23,701,004  $353,298,060  $228,865,508  $244,422,102  $250,477,308
===========    ===========   ===========  ===========  ============  ============  ============  ============

  9,161,800     10,712,762    14,097,671   16,534,184   112,546,024   129,517,161    77,866,851    74,439,344
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
    128,300        186,309       343,867      539,322   100,381,450     6,873,182     5,570,847    18,875,864
 (1,308,214)    (1,737,271)   (2,301,764)  (2,975,835)  (32,699,861)  (23,844,319)  (15,529,282)  (15,448,357)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
  7,981,886      9,161,800    12,139,774   14,097,671   180,227,613   112,546,024    67,908,416    77,866,851
===========    ===========   ===========  ===========  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                     SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                   PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX        PRUDENTIAL GLOBAL
                                           PORTFOLIO                     PORTFOLIO                  PORTFOLIO
                                   ---------------------------  --------------------------  -------------------------
                                    01/01/2010     01/01/2009    01/01/2010    01/01/2009    01/01/2010   01/01/2009
                                        TO             TO            TO            TO            TO           TO
                                    12/31/2010     12/31/2009    12/31/2010    12/31/2009    12/31/2010   12/31/2009
                                    -----------   -----------   ------------  ------------  -----------  ------------
OPERATIONS
  Net investment income (loss).... $  (131,834)   $   (75,411)  $    865,953  $  3,816,189  $    66,788  $    950,702
  Capital gains distributions
   received.......................           0      1,333,710              0             0            0             0
  Realized gain (loss) on shares
   redeemed.......................     204,884       (337,409)    (5,446,059)  (16,521,469)  (1,417,953)   (4,367,886)
  Net change in unrealized gain
   (loss) on investments..........   3,237,458      5,228,313     41,566,663    75,879,736    8,822,233    20,666,081
                                    -----------   -----------   ------------  ------------  -----------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   3,310,508      6,149,203     36,986,557    63,174,456    7,471,068    17,248,897
                                    -----------   -----------   ------------  ------------  -----------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....      27,396         23,439        862,386     1,039,099      206,666       199,463
  Annuity Payments................     (17,958)       (16,594)    (1,092,397)     (446,286)    (104,541)      (31,856)
  Surrenders, withdrawals and
   death benefits.................  (1,437,909)    (1,091,689)   (31,849,813)  (26,018,089)  (7,338,127)   (6,036,929)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (208,575)       217,564     (5,313,807)   (6,994,321)    (651,682)   (1,298,220)
  Withdrawal and other
   charges........................           0              0       (513,272)     (532,424)    (108,269)     (114,285)
                                    -----------   -----------   ------------  ------------  -----------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  (1,637,046)      (867,280)   (37,906,903)  (32,952,021)  (7,995,953)   (7,281,827)
                                    -----------   -----------   ------------  ------------  -----------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   1,673,462      5,281,923       (920,346)   30,222,435     (524,885)    9,967,070

NET ASSETS
  Beginning of period.............  14,026,643      8,744,720    319,014,256   288,791,821   74,998,288    65,031,218
                                    -----------   -----------   ------------  ------------  -----------  ------------
  End of period................... $15,700,105    $14,026,643   $318,093,910  $319,014,256  $74,473,403  $ 74,998,288
                                    ===========   ===========   ============  ============  ===========  ============

  Beginning units.................   1,900,099      2,068,953    224,226,235   252,566,352   51,130,955    57,721,857
                                    -----------   -----------   ------------  ------------  -----------  ------------
  Units issued....................      81,577        145,390     11,355,101    16,290,307    2,443,544     4,037,771
  Units redeemed..................    (296,649)      (314,244)   (38,247,337)  (44,630,424)  (8,065,824)  (10,628,673)
                                    -----------   -----------   ------------  ------------  -----------  ------------
  Ending units....................   1,685,027      1,900,099    197,333,999   224,226,235   45,508,675    51,130,955
                                    ===========   ===========   ============  ============  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                         SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
    PRUDENTIAL JENNISON           PRUDENTIAL SMALL           T. ROWE PRICE INTERNATIONAL T. ROWE PRICE EQUITY INCOME
         PORTFOLIO            CAPITALIZATION STOCK PORTFOLIO      STOCK PORTFOLIO                PORTFOLIO
--------------------------    -----------------------------  --------------------------  --------------------------
 01/01/2010      01/01/2009    01/01/2010      01/01/2009     01/01/2010    01/01/2009    01/01/2010    01/01/2009
     TO              TO            TO              TO             TO            TO            TO            TO
 12/31/2010      12/31/2009    12/31/2010      12/31/2009     12/31/2010    12/31/2009    12/31/2010    12/31/2009
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
$ (2,998,345)   $ (2,055,498) $  (320,933)    $   230,158    $  (115,480)  $   280,960   $   351,179   $   384,505

           0               0            0       4,955,881         77,453             0             0             0
  (2,066,766)    (13,814,081)    (741,434)     (3,378,170)      (188,612)   (1,059,513)     (713,331)   (2,974,004)
  33,352,576     107,421,173   13,407,491       8,779,202      3,252,169     9,417,103     9,170,854    16,532,240
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
  28,287,465      91,551,594   12,345,124      10,587,071      3,025,530     8,638,550     8,808,702    13,942,741
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
     664,947         860,118      172,141          97,220         46,308        55,713        63,749        53,040
    (604,216)       (417,093)     (64,360)        (73,063)       (53,895)      (70,678)     (161,648)     (217,716)
 (32,555,833)    (26,607,561)  (5,961,500)     (5,251,528)    (2,314,677)   (1,998,503)   (7,382,966)   (5,979,447)
  11,187,034      (8,537,598)     396,932      (1,853,208)       800,661       768,026       321,278    (1,244,956)
    (372,227)       (373,582)     (21,077)        (23,356)        (9,637)      (10,293)      (30,257)      (36,446)
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
 (21,680,295)    (35,075,716)  (5,477,864)     (7,103,935)    (1,531,240)   (1,255,735)   (7,189,844)   (7,425,525)
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
   6,607,170      56,475,878    6,867,260       3,483,136      1,494,290     7,382,815     1,618,858     6,517,216

 302,738,044     246,262,166   55,160,519      51,677,383     25,610,098    18,227,283    71,894,447    65,377,231
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
$309,345,214    $302,738,044  $62,027,779     $55,160,519    $27,104,388   $25,610,098   $73,513,305   $71,894,447
============    ============   ===========     ===========   ===========   ===========   ===========   ===========

 193,983,301     223,475,591   24,532,895      28,369,065     19,690,211    21,047,492    38,561,067    43,430,575
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
  22,702,037       8,321,752    1,835,739       1,750,091      2,512,209     2,714,047     2,193,477     1,985,129
 (34,217,726)    (37,814,042)  (4,135,005)     (5,586,261)    (3,733,663)   (4,071,328)   (5,999,999)   (6,854,637)
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
 182,467,612     193,983,301   22,233,629      24,532,895     18,468,757    19,690,211    34,754,545    38,561,067
============    ============   ===========     ===========   ===========   ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                      SUBACCOUNTS
                                   -----------------------------------------------------------------------------------
                                    PREMIER VIT OPCAP MANAGED  PREMIER VIT NACM SMALL CAP
                                        PORTFOLIO CLASS 1          PORTFOLIO CLASS 1      INVESCO V.I. CORE EQUITY FUND
                                   --------------------------  -------------------------  ----------------------------
                                    01/01/2010    01/01/2009    01/01/2010    01/01/2009   01/01/2010     01/01/2009
                                        TO            TO            TO            TO           TO             TO
                                    4/30/2010**   12/31/2009    4/30/2010**   12/31/2009   12/31/2010     12/31/2009
                                   ------------  ------------  ------------  -----------  ------------   ------------
OPERATIONS
  Net investment income (loss).... $  2,432,259  $    784,362  $   (103,507) $  (372,431) $   (436,505)  $    412,685
  Capital gains distributions
   received.......................            0             0             0            0             0              0
  Realized gain (loss) on shares
   redeemed.......................  (24,685,529)   (6,650,026)  (17,238,851)  (3,901,982)      465,914     (2,129,640)
  Net change in unrealized gain
   (loss) on investments..........   27,116,664    20,434,006    22,031,965    7,864,106     7,470,681     24,477,678
                                   ------------  ------------  ------------  -----------  ------------   ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    4,863,394    14,568,342     4,689,607    3,589,693     7,500,090     22,760,723
                                   ------------  ------------  ------------  -----------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....       42,249       241,158        40,715       27,815       130,467        213,085
  Annuity Payments................     (215,423)     (225,352)       (7,980)     (32,068)     (263,157)      (440,068)
  Surrenders, withdrawals and
   death benefits.................   (3,476,400)   (8,714,451)   (1,206,899)  (2,769,546)  (10,734,700)    (9,378,728)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (80,976,130)   (2,104,376)  (34,445,392)    (219,646)   (1,940,096)    (1,960,259)
  Withdrawal and other
   charges........................      (15,920)      (54,738)       (4,724)     (16,469)      (54,251)       (67,082)
                                   ------------  ------------  ------------  -----------  ------------   ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  (84,641,624)  (10,857,759)  (35,624,280)  (3,009,914)  (12,861,737)   (11,633,052)
                                   ------------  ------------  ------------  -----------  ------------   ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  (79,778,230)    3,710,583   (30,934,673)     579,779    (5,361,647)    11,127,671

NET ASSETS
  Beginning of period.............   79,778,230    76,067,647    30,934,673   30,354,894   106,157,593     95,029,922
                                   ------------  ------------  ------------  -----------  ------------   ------------
  End of period................... $          0  $ 79,778,230  $          0  $30,934,673  $100,795,946   $106,157,593
                                   ============  ============  ============  ===========  ============   ============

  Beginning units.................   54,212,990    62,795,104    18,642,191   20,849,116    64,231,154     72,675,351
                                   ------------  ------------  ------------  -----------  ------------   ------------
  Units issued....................      484,288     1,117,822       194,529    1,080,793     1,483,566      1,736,552
  Units redeemed..................  (54,697,278)   (9,699,936)  (18,836,720)  (3,287,718)   (9,257,503)   (10,180,749)
                                   ------------  ------------  ------------  -----------  ------------   ------------
  Ending units....................            0    54,212,990             0   18,642,191    56,457,217     64,231,154
                                   ============  ============  ============  ===========  ============   ============

** Date subaccount was no longer available for investment


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                         SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
JANUS ASPEN JANUS PORTFOLIO  JANUS ASPEN OVERSEAS PORTFOLIO MFS RESEARCH SERIES - INITIAL MFS GROWTH SERIES - INITIAL
 - INSTITUTIONAL SHARES        - INSTITUTIONAL SHARES                 CLASS                         CLASS
--------------------------   -----------------------------  ----------------------------  --------------------------
 01/01/2010     01/01/2009    01/01/2010      01/01/2009     01/01/2010     01/01/2009     01/01/2010    01/01/2009
     TO             TO            TO              TO             TO             TO             TO            TO
 12/31/2010     12/31/2009    12/31/2010      12/31/2009     12/31/2010     12/31/2009     12/31/2010    12/31/2009
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------
$  (188,662)   $  (490,899)  $ (1,107,192)   $ (1,072,268)  $   (84,140)   $    16,252    $  (716,552)  $  (556,252)
          0              0              0       3,653,798             0              0              0             0
 (1,582,081)    (4,201,912)     9,834,799       2,818,974       (17,579)      (680,854)      (450,836)   (2,404,719)
  9,340,871     21,884,642     24,341,809      66,139,758     2,554,619      5,118,395      8,389,481    19,036,297
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------

  7,570,128     17,191,831     33,069,416      71,540,262     2,452,900      4,453,793      7,222,093    16,075,326
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------

    127,969        140,179        248,170         122,715        32,401         54,657        138,742        76,077
   (102,429)      (162,513)      (327,997)       (267,476)      (89,622)       (67,397)      (178,215)      (47,939)
 (6,473,567)    (6,279,099)   (15,813,044)    (11,478,104)   (2,316,135)    (1,896,246)    (5,977,638)   (4,882,645)
   (489,299)    (1,276,868)    (5,002,136)     (4,955,382)     (167,368)      (378,783)      (865,273)   (1,271,762)
    (38,459)       (44,485)       (63,073)        (70,004)       (9,736)       (11,713)       (33,089)      (38,615)
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------

 (6,975,785)    (7,622,786)   (20,958,080)    (16,648,251)   (2,550,460)    (2,299,482)    (6,915,473)   (6,164,884)
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------

    594,343      9,569,045     12,111,336      54,892,011       (97,560)     2,154,311        306,620     9,910,442

 64,092,507     54,523,462    154,549,283      99,657,272    19,464,195     17,309,884     59,015,977    49,105,535
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------
$64,686,850    $64,092,507   $166,660,619    $154,549,283   $19,366,635    $19,464,195    $59,322,597   $59,015,977
===========    ===========    ============   ============    ===========    ===========   ===========   ===========

 45,285,739     51,811,776     42,555,453      48,523,083    13,510,884     15,464,104     40,131,884    45,316,173
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------
  1,574,553      1,535,089      2,293,196       2,337,734       527,254        446,520      1,232,928     1,148,747
 (6,414,891)    (8,061,126)    (7,721,745)     (8,305,364)   (2,268,032)    (2,399,740)    (5,893,770)   (6,333,036)
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------
 40,445,401     45,285,739     37,126,904      42,555,453    11,770,106     13,510,884     35,471,042    40,131,884
===========    ===========    ============   ============    ===========    ===========   ===========   ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                    SUBACCOUNTS
                                   ----------------------------------------------------------------------------
                                   AMERICAN CENTURY VP VALUE  FRANKLIN SMALL-MID CAP   PRUDENTIAL JENNISON 20/20
                                             FUND             GROWTH SECURITIES FUND        FOCUS PORTFOLIO
                                   ------------------------  ------------------------  ------------------------
                                    01/01/2010   01/01/2009   01/01/2010   01/01/2009   01/01/2010   01/01/2009
                                        TO           TO           TO           TO           TO           TO
                                    12/31/2010   12/31/2009   12/31/2010   12/31/2009   12/31/2010   12/31/2009
                                   -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).... $   208,981  $ 1,063,840  $  (377,184) $  (307,835) $  (754,303) $  (431,719)
  Capital gains distributions
   received.......................           0            0            0            0            0            0
  Realized gain (loss) on shares
   redeemed.......................    (773,562)  (1,974,904)    (686,301)  (1,744,860)     953,018     (973,228)
  Net change in unrealized gain
   (loss) on investments..........   3,462,698    4,921,880    7,421,490    9,860,645    2,827,922   22,674,280
                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   2,898,117    4,010,816    6,358,005    7,807,950    3,026,637   21,269,333
                                   -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....      31,333       23,076       35,733       33,382      142,358      120,813
  Annuity Payments................     (17,148)      (9,703)     (23,700)     (12,746)     (99,303)    (110,136)
  Surrenders, withdrawals and
   death benefits.................  (2,598,485)  (2,340,459)  (2,518,407)  (1,866,440)  (5,218,514)  (4,438,992)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     281,032     (861,623)     455,927      382,390     (438,527)   1,580,893
  Withdrawal and other
   charges........................     (10,772)     (13,268)     (13,373)     (14,775)     (23,175)     (26,188)
                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  (2,314,040)  (3,201,977)  (2,063,820)  (1,478,189)  (5,637,161)  (2,873,610)
                                   -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................     584,077      808,839    4,294,185    6,329,761   (2,610,524)  18,395,723

NET ASSETS
  Beginning of period.............  26,634,926   25,826,087   26,268,384   19,938,623   58,835,346   40,439,623
                                   -----------  -----------  -----------  -----------  -----------  -----------
  End of period................... $27,219,003  $26,634,926  $30,562,569  $26,268,384  $56,224,822  $58,835,346
                                   ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units.................  15,043,347   17,239,718   17,917,739   19,231,726   35,691,676   38,183,159
                                   -----------  -----------  -----------  -----------  -----------  -----------
  Units issued....................   1,050,171      937,989    1,413,513    1,388,162    3,696,040    5,119,004
  Units redeemed..................  (2,351,687)  (3,134,360)  (2,765,639)  (2,702,149)  (7,310,037)  (7,610,487)
                                   -----------  -----------  -----------  -----------  -----------  -----------
  Ending units....................  13,741,831   15,043,347   16,565,613   17,917,739   32,077,679   35,691,676
                                   ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                          SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN VPS LARGE      PRUDENTIAL SP DAVIS        PRUDENTIAL SP SMALL CAP
  DAVIS VALUE PORTFOLIO     CAP GROWTH PORTFOLIO CLASS B       VALUE PORTFOLIO              VALUE PORTFOLIO
------------------------    ---------------------------  ---------------------------  --------------------------
 01/01/2010     01/01/2009   01/01/2010     01/01/2009    01/01/2010     01/01/2009    01/01/2010    01/01/2009
     TO             TO           TO             TO            TO             TO            TO            TO
 12/31/2010     12/31/2009   12/31/2010     12/31/2009    4/30/2010**    12/31/2009    12/31/2010    12/31/2009
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
$   (29,219)   $  (153,496) $   (57,055)   $   (65,226)  $    (718,351) $    (23,670) $ (1,128,368) $    (76,398)
          0              0            0              0               0             0             0             0
     67,153     (1,170,553)     (25,033)      (219,633)     (5,665,796)   (6,591,405)   (3,205,966)   (8,865,197)
  3,406,130      9,144,463      436,723      1,697,645      12,737,654    37,568,554    30,289,967    35,769,961
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------

  3,444,064      7,820,414      354,635      1,412,786       6,353,507    30,953,479    25,955,633    26,828,366
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
     76,633         25,735        1,080          1,887         118,556       430,932       355,982       292,490
    (52,769)        14,534      (13,020)             0          (9,944)      (42,737)     (150,015)      (69,902)
 (3,059,678)    (3,052,094)    (540,866)      (447,257)     (5,186,369)  (10,972,530)  (13,076,606)   (9,335,487)
   (534,574)      (334,199)    (159,683)       316,923    (135,790,662)   (1,355,049)   (4,715,019)   (1,621,403)
    (12,532)       (14,438)      (2,025)        (2,364)       (121,244)     (350,628)     (353,864)     (336,029)
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
 (3,582,920)    (3,360,462)    (714,514)      (130,811)   (140,989,663)  (12,290,012)  (17,939,522)  (11,070,331)
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
   (138,856)     4,459,952     (359,879)     1,281,975    (134,636,156)   18,663,467     8,016,111    15,758,035

 34,217,778     29,757,826    5,555,405      4,273,430     134,636,156   115,972,689   119,016,711   103,258,676
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
$34,078,922    $34,217,778  $ 5,195,526    $ 5,555,405   $           0  $134,636,156  $127,032,822  $119,016,711
===========    ===========   ===========   ===========   =============  ============  ============  ============

 34,701,087     39,031,611    9,659,067     10,045,059     113,739,300   126,902,093    84,746,667    94,789,632
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
  2,449,155      2,872,116      984,974      1,520,117       1,234,828     8,543,256     6,052,711     6,564,758
 (6,067,451)    (7,202,640)  (2,303,427)    (1,906,109)   (114,974,128)  (21,706,049)  (17,907,168)  (16,607,723)
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
 31,082,791     34,701,087    8,340,614      9,659,067               0   113,739,300    72,892,210    84,746,667
===========    ===========   ===========   ===========   =============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                     SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                                               PRUDENTIAL SP STRATEGIC
                                       JANUS ASPEN JANUS       PARTNERS FOCUSED GROWTH      PRUDENTIAL SP MID CAP
                                   PORTFOLIO - SERVICE SHARES         PORTFOLIO               GROWTH PORTFOLIO
                                   ------------------------   -------------------------  --------------------------
                                    01/01/2010    01/01/2009   01/01/2010    01/01/2009   01/01/2010    01/01/2009
                                        TO            TO           TO            TO           TO            TO
                                    12/31/2010    12/31/2009   4/30/2010**   12/31/2009   4/30/2010**   12/31/2009
                                   -----------   -----------  ------------  -----------  ------------  ------------
OPERATIONS
  Net investment income (loss).... $  (179,663)  $  (164,334) $    (97,506) $  (270,852) $   (292,221) $   (778,880)
  Capital gains distributions
   received.......................           0             0             0            0             0             0
  Realized gain (loss) on shares
   redeemed.......................     291,174      (426,213)      144,710     (894,299)  (11,759,656)   (4,958,957)
  Net change in unrealized gain
   (loss) on investments..........   1,498,035     4,466,497      (203,620)   7,124,581    17,461,556    18,337,965
                                   -----------   -----------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   1,609,546     3,875,950      (156,416)   5,959,430     5,409,679    12,600,128
                                   -----------   -----------  ------------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....      90,180        50,010        10,893       51,423        49,113       127,704
  Annuity Payments................     (36,101)            0        (1,363)     (14,927)            0        41,142
  Surrenders, withdrawals and
   death benefits.................  (1,578,033)   (1,081,386)     (813,423)  (2,118,329)   (1,972,708)   (4,198,766)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (1,040,860)     (389,886)  (18,382,086)     115,990   (57,841,523)     (983,815)
  Withdrawal and other
   charges........................     (44,777)      (45,767)      (20,624)     (53,880)      (66,633)     (172,943)
                                   -----------   -----------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  (2,609,591)   (1,467,029)  (19,206,603)  (2,019,723)  (59,831,751)   (5,186,678)
                                   -----------   -----------  ------------  -----------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  (1,000,045)    2,408,921   (19,363,019)   3,939,707   (54,422,072)    7,413,450

NET ASSETS
  Beginning of period.............  14,998,395    12,589,474    19,363,019   15,423,312    54,422,072    47,008,622
                                   -----------   -----------  ------------  -----------  ------------  ------------
  End of period................... $13,998,350   $14,998,395  $          0  $19,363,019  $          0  $ 54,422,072
                                   ===========   ===========  ============  ===========  ============  ============

  Beginning units.................  16,117,072    18,115,495    18,223,614   20,787,394    60,578,090    68,431,460
                                   -----------   -----------  ------------  -----------  ------------  ------------
  Units issued....................     536,501     1,059,835       803,257    2,052,668     1,140,270     3,990,375
  Units redeemed..................  (3,330,799)   (3,058,258)  (19,026,871)  (4,616,448)  (61,718,360)  (11,843,745)
                                   -----------   -----------  ------------  -----------  ------------  ------------
  Ending units....................  13,322,774    16,117,072             0   18,223,614             0    60,578,090
                                   ===========   ===========  ============  ===========  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                          SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
SP PRUDENTIAL U.S. EMERGING   PRUDENTIAL SP GROWTH ASSET  PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL
     GROWTH PORTFOLIO            ALLOCATION PORTFOLIO          GROWTH PORTFOLIO            VALUE PORTFOLIO
--------------------------    --------------------------  -------------------------   --------------------------
 01/01/2010      01/01/2009    01/01/2010    01/01/2009    01/01/2010    01/01/2009    01/01/2010    01/01/2009
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2010      12/31/2009    12/31/2010    12/31/2009    12/31/2010    12/31/2009    12/31/2010    12/31/2009
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
$ (1,549,390)   $   (709,142) $    654,508  $  2,035,093  $   (41,871)  $    309,839  $   297,776   $   784,076
           0               0             0     8,283,746            0              0            0             0
    (366,282)     (5,177,204)  (10,522,930)  (29,398,895)  (4,150,829)    (7,313,367)  (3,527,991)   (6,346,971)
  22,851,773      33,886,081    78,394,403   143,661,978   10,456,066     22,578,323    7,700,471    19,371,976
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
  20,936,101      27,999,735    68,525,981   124,581,922    6,263,366     15,574,795    4,470,256    13,809,081
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
     420,022         225,684     3,352,764     2,356,047      178,434        171,522      175,580       213,969
    (205,346)        (52,870)     (434,480)      (87,429)      (4,259)        (3,338)     (48,914)      (29,997)
 (14,341,659)     (7,384,949)  (52,962,282)  (42,662,483)  (5,596,598)    (3,992,552)  (6,388,274)   (5,196,650)
  52,581,810      (1,959,607)  (17,529,368)  (21,870,847)  (1,824,976)      (929,379)  (1,374,888)     (762,527)
    (385,059)       (273,990)   (1,753,876)   (1,811,132)    (150,016)      (151,597)    (164,731)     (167,952)
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
  38,069,768      (9,445,732)  (69,327,242)  (64,075,844)  (7,397,415)    (4,905,344)  (7,801,227)   (5,943,157)
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
  59,005,869      18,554,003      (801,261)   60,506,078   (1,134,049)    10,669,451   (3,330,971)    7,865,924

  96,283,423      77,729,420   636,634,347   576,128,269   59,612,280     48,942,829   57,944,039    50,078,115
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
$155,289,292    $ 96,283,423  $635,833,086  $636,634,347  $58,478,231   $ 59,612,280  $54,613,068   $57,944,039
============    ============  ============  ============  ===========   ============  ===========   ===========

  63,067,839      71,243,044   358,633,447   410,508,785   48,242,481     54,357,708   41,016,095    46,483,565
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
  38,261,180       4,776,064     6,810,756     7,564,671    3,331,195      5,395,055    2,675,236     4,352,352
 (16,727,148)    (12,951,269)  (51,172,147)  (59,440,009)  (9,670,092)   (11,510,282)  (8,516,036)   (9,819,822)
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
  84,601,871      63,067,839   314,272,056   358,633,447   41,903,584     48,242,481   35,175,295    41,016,095
============    ============  ============  ============  ===========   ============  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                SUBACCOUNTS
                                   -----------------------------------------------------------------------
                                   EVERGREEN VA DIVERSIFIED  EVERGREEN VA GROWTH      EVERGREEN VA OMEGA
                                    CAPITAL BUILDER FUND             FUND                    FUND
                                   -----------------------  ---------------------  -----------------------
                                   01/01/2010   01/01/2009  01/01/2010  01/01/2009 01/01/2010   01/01/2009
                                       TO           TO          TO          TO         TO           TO
                                   4/30/2010**  12/31/2009  7/16/2010** 12/31/2009 7/16/2010**  12/31/2009
                                   -----------  ----------  ----------- ---------- -----------  ----------
OPERATIONS
  Net investment income (loss)....  $  10,143   $   9,915    $  (7,377) $ (12,557) $    (1,046) $   (4,125)
  Capital gains distributions
   received.......................          0           0            0          0            0           0
  Realized gain (loss) on shares
   redeemed.......................    (65,504)    (30,482)     (54,415)   (50,090)     440,633      19,173
  Net change in unrealized gain
   (loss) on investments..........     89,034     267,993       49,712    300,366     (556,160)    581,985
                                    ---------   ---------    ---------  ---------  -----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................     33,673     247,426      (12,080)   237,719     (116,573)    597,033
                                    ---------   ---------    ---------  ---------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....      3,010         840        1,256        449          283           0
  Annuity Payments................          0        (787)           0          0            0           0
  Surrenders, withdrawals and
   death benefits.................    (34,620)    (58,350)     (44,324)  (108,172)    (145,417)   (186,671)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (860,392)     29,498     (732,299)   (50,327)  (1,720,477)   (103,544)
  Withdrawal and other
   charges........................       (430)     (2,255)        (986)    (1,593)      (3,858)     (6,255)
                                    ---------   ---------    ---------  ---------  -----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   (892,432)    (31,054)    (776,353)  (159,643)  (1,869,469)   (296,470)
                                    ---------   ---------    ---------  ---------  -----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   (858,759)    216,372     (788,433)    78,076   (1,986,042)    300,563

NET ASSETS
  Beginning of period.............    858,759     642,387      788,433    710,357    1,986,042   1,685,479
                                    ---------   ---------    ---------  ---------  -----------  ----------
  End of period...................  $       0   $ 858,759    $       0  $ 788,433  $         0  $1,986,042
                                    =========   =========    =========  =========  ===========  ==========

  Beginning units.................    847,000     873,923      527,166    653,130    1,190,207   1,435,894
                                    ---------   ---------    ---------  ---------  -----------  ----------
  Units issued....................     24,341      88,903        7,222     17,196        9,855      28,250
  Units redeemed..................   (871,341)   (115,826)    (534,388)  (143,160)  (1,200,062)   (273,937)
                                    ---------   ---------    ---------  ---------  -----------  ----------
  Ending units....................          0     847,000            0    527,166            0   1,190,207
                                    =========   =========    =========  =========  ===========  ==========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31


                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES EVERGREEN VA INTERNATIONAL EVERGREEN VA FUNDAMENTAL AST ALLIANCEBERNSTEIN GROWTH
          FUND                    EQUITY FUND               LARGE CAP FUND         & INCOME PORTFOLIO
--------------------------  -------------------------  -----------------------  ---------------------------
01/01/2010     01/01/2009   01/01/2010    01/01/2009   01/01/2010   01/01/2009   01/01/2010     01/01/2009
    TO             TO           TO            TO           TO           TO           TO             TO
7/16/2010**    12/31/2009   7/16/2010**   12/31/2009   7/16/2010**  12/31/2009   12/31/2010     12/31/2009
-----------    ----------   -----------   ----------   -----------  ----------   -----------   -----------
$   (16,881)   $  (20,951)  $       340   $   16,875   $    (7,270) $  (11,353) $  (118,559)   $   199,186

          0             0        34,976            0             0           0            0              0
   (519,142)     (112,985)     (320,570)    (100,050)        7,508    (129,988)    (596,158)    (1,059,164)
    480,089       652,274       238,035      197,236      (126,583)    730,945    5,785,081      3,509,591
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------

    (55,934)      518,338       (47,219)     114,061      (126,345)    589,604    5,070,364      2,649,613
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------

         57           862           801            0           807           0   30,143,475      7,982,622
          0             0             0            0             0           0            0           (790)
    (80,734)     (141,588)     (105,773)     (60,690)     (116,517)   (157,611)    (851,876)      (462,180)

 (2,206,451)       (9,602)     (960,831)     (52,289)   (1,855,466)   (621,678)   4,798,177      2,698,258

     (4,053)       (6,734)       (1,147)      (2,252)       (1,911)     (3,733)    (179,663)       (22,995)
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------

 (2,291,181)     (157,062)   (1,066,950)    (115,231)   (1,973,087)   (783,022)  33,910,113     10,194,915
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------

 (2,347,115)      361,276    (1,114,169)      (1,170)   (2,099,432)   (193,418)  38,980,477     12,844,528

  2,347,115     1,985,839     1,114,169    1,115,339     2,099,432   2,292,850   21,591,028      8,746,500
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------
$         0    $2,347,115   $         0   $1,114,169   $         0  $2,099,432  $60,571,505    $21,591,028
 ===========   ==========   ===========   ==========   ===========  ==========   ===========   ===========

  1,564,711     1,686,963        88,963      101,559       168,646     245,567    2,659,507      1,267,865
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------
     11,450        75,822         1,437        3,773         6,586       3,357    4,957,220      1,966,303
 (1,576,161)     (198,074)      (90,400)     (16,369)     (175,232)    (80,278)  (1,463,239)      (574,661)
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------
          0     1,564,711             0       88,963             0     168,646    6,153,488      2,659,507
 ===========   ==========   ===========   ==========   ===========  ==========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                      SUBACCOUNTS
-                                  --------------------------------------------------------------------------------
                                     AST AMERICAN CENTURY      AST SCHRODERS MULTI-ASSET      AST COHEN & STEERS
                                   INCOME & GROWTH PORTFOLIO  WORLD STRATEGIES PORTFOLIO       REALTY PORTFOLIO
-                                  ------------------------  ----------------------------  ------------------------
                                    01/01/2010   01/01/2009    01/01/2010     01/01/2009    01/01/2010   01/01/2009
                                        TO           TO            TO             TO            TO           TO
                                    12/31/2010   12/31/2009    12/31/2010     12/31/2009    12/31/2010   12/31/2009
-                                  -----------  -----------  --------------  ------------  -----------  -----------
OPERATIONS
  Net investment income (loss).... $  (134,681) $    60,859  $   (6,096,495) $   (523,163) $  (118,739) $   121,704
  Capital gains distributions
   received.......................           0            0               0             0            0            0
  Realized gain (loss) on shares
   redeemed.......................     (32,679)    (563,296)      1,123,369    (1,431,857)  (1,730,120)  (4,325,378)
  Net change in unrealized gain
   (loss) on investments..........   4,135,949    2,346,781      82,400,245    19,784,150    9,187,784    7,723,109
                                   -----------  -----------  --------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   3,968,589    1,844,344      77,427,119    17,829,130    7,338,925    3,519,435
                                   -----------  -----------  --------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  23,231,353    5,529,740     764,641,185   138,857,239   29,669,042    3,245,404
  Annuity Payments................     (15,026)           0               0             0       (4,849)           0
  Surrenders, withdrawals and
   death benefits.................    (756,220)    (499,266)     (6,538,700)   (1,226,694)  (1,204,542)    (932,043)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   5,908,505      981,296     113,483,224    37,878,436   10,059,196    1,222,951
  Withdrawal and other
   charges........................    (127,746)     (23,441)     (3,795,343)     (143,939)    (155,585)     (27,514)
                                   -----------  -----------  --------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  28,240,866    5,988,329     867,790,366   175,365,042   38,363,262    3,508,798
                                   -----------  -----------  --------------  ------------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  32,209,455    7,832,673     945,217,485   193,194,172   45,702,187    7,028,233

NET ASSETS
  Beginning of period.............  14,155,049    6,322,376     217,746,721    24,552,549   17,283,159   10,254,926
                                   -----------  -----------  --------------  ------------  -----------  -----------
  End of period................... $46,364,504  $14,155,049  $1,162,964,206  $217,746,721  $62,985,346  $17,283,159
                                   ===========  ===========  ==============  ============  ===========  ===========

  Beginning units.................   1,691,133      873,129      22,056,563     3,113,982    1,873,063    1,379,876
                                   -----------  -----------  --------------  ------------  -----------  -----------
  Units issued....................   3,962,290    1,252,068     102,644,784    21,462,317    4,955,772    1,020,729
  Units redeemed..................  (1,106,449)    (434,064)    (17,151,568)   (2,519,736)  (1,415,349)    (527,542)
                                   -----------  -----------  --------------  ------------  -----------  -----------
  Ending units....................   4,546,974    1,691,133     107,549,779    22,056,563    5,413,486    1,873,063
                                   ===========  ===========  ==============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
  AST JPMORGAN STRATEGIC                                  AST NEUBERGER BERMAN
  OPPORTUNITIES PORTFOLIO        AST VALUE PORTFOLIO    SMALL-CAP GROWTH PORTFOLIO AST HIGH YIELD PORTFOLIO
--------------------------    ------------------------  -------------------------  ------------------------
 01/01/2010      01/01/2009    01/01/2010   01/01/2009   01/01/2010   01/01/2009    01/01/2010   01/01/2009
     TO              TO            TO           TO           TO           TO            TO           TO
 12/31/2010      12/31/2009    12/31/2010   12/31/2009   12/31/2010   12/31/2009    12/31/2010   12/31/2009
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------
$ (5,004,664)   $ (1,669,352) $   (40,357) $   (73,697) $  (206,624)  $  (81,231)  $   756,195  $   293,909
           0      13,032,422            0            0            0            0             0            0
   2,465,389      (6,023,272)  (1,031,220)  (1,189,013)     141,055     (256,073)      598,082     (309,158)
  29,522,333      32,137,808    2,970,299    2,787,328    3,462,462    1,548,813     2,566,798    3,706,053
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------

  26,983,058      37,477,606    1,898,722    1,524,618    3,396,893    1,211,509     3,921,075    3,690,804
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------

 278,743,825     105,039,048    7,432,184    1,864,925   13,100,972    2,328,164    39,410,195    6,132,054
           0               0            0            0            0            0        (3,842)        (776)
  (8,950,096)     (4,185,396)    (768,188)    (368,270)    (355,752)    (219,809)   (1,576,859)    (830,329)


  32,231,222      31,562,549      236,174    1,298,295    1,806,431      749,454     8,483,197    4,487,744
  (2,217,075)       (541,583)     (68,640)     (18,663)     (66,915)     (10,763)     (183,313)     (27,306)
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------

 299,807,876     131,874,618    6,831,530    2,776,287   14,484,736    2,847,046    46,129,378    9,761,387
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------

 326,790,934     169,352,224    8,730,252    4,300,905   17,881,629    4,058,555    50,050,453   13,452,191

 282,556,428     113,204,204   12,662,139    8,361,234    7,372,664    3,314,109    19,506,527    6,054,336
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------
$609,347,362    $282,556,428  $21,392,391  $12,662,139  $25,254,293   $7,372,664   $69,556,980  $19,506,527
============    ============  ===========  ===========  ===========   ==========   ===========  ===========

  26,845,430      12,706,973    1,482,708    1,121,066      914,600      486,560     1,857,604      769,468
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------
  38,783,189      23,240,796    1,685,223      608,298    2,216,343      652,349     6,675,943    1,622,916
  (9,456,129)     (9,102,339)    (979,127)    (246,656)    (735,268)    (224,309)   (2,290,687)    (534,780)
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------
  56,172,490      26,845,430    2,188,804    1,482,708    2,395,675      914,600     6,242,860    1,857,604
============    ============  ===========  ===========  ===========   ==========   ===========  ===========



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                   SUBACCOUNTS
-                                  -------------------------------------------------------------------------------
                                   AST FEDERATED AGGRESSIVE     AST MID-CAP VALUE
                                       GROWTH PORTFOLIO             PORTFOLIO         AST SMALL-CAP VALUE PORTFOLIO
-                                  ------------------------  -----------------------  ----------------------------
                                    01/01/2010   01/01/2009   01/01/2010  01/01/2009   01/01/2010     01/01/2009
                                        TO           TO           TO          TO           TO             TO
                                    12/31/2010   12/31/2009   12/31/2010  12/31/2009   12/31/2010     12/31/2009
-                                  -----------  -----------  -----------  ----------   -----------    -----------
OPERATIONS
  Net investment income (loss).... $  (317,239) $  (116,662) $  (180,871) $    7,898  $  (323,545)   $     5,370
  Capital gains distributions
   received.......................           0            0            0           0            0              0
  Realized gain (loss) on shares
   redeemed.......................      39,936     (796,952)     256,047    (331,736)    (183,616)    (1,227,695)
  Net change in unrealized gain
   (loss) on investments..........   6,640,238    3,426,759    3,738,145   2,307,766    6,894,486      4,497,774
                                   -----------  -----------  -----------  ----------   -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   6,362,935    2,513,145    3,813,321   1,983,928    6,387,325      3,275,449
                                   -----------  -----------  -----------  ----------   -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  16,975,746    3,212,390   15,455,686   2,617,144   14,903,922      2,639,046
  Annuity Payments................      (3,646)           0            0           0            0              0
  Surrenders, withdrawals and
   death benefits.................    (694,464)    (299,167)    (458,999)   (231,828)  (1,070,190)      (667,194)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   5,498,653    2,309,562    3,687,327     569,199    4,049,797      1,248,356
  Withdrawal and other
   charges........................    (103,918)     (19,100)     (79,643)    (14,108)    (110,463)       (34,478)
                                   -----------  -----------  -----------  ----------   -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  21,672,371    5,203,685   18,604,371   2,940,407   17,773,066      3,185,730
                                   -----------  -----------  -----------  ----------   -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  28,035,306    7,716,830   22,417,692   4,924,335   24,160,391      6,461,179

NET ASSETS
  Beginning of period.............  12,796,715    5,079,885    8,483,780   3,559,445   17,742,257     11,281,078
                                   -----------  -----------  -----------  ----------   -----------    -----------
  End of period................... $40,832,021  $12,796,715  $30,901,472  $8,483,780  $41,902,648    $17,742,257
                                   ===========  ===========  ===========  ==========   ===========    ===========

  Beginning units.................   1,490,014      740,521      919,017     519,110    1,917,300      1,506,188
                                   -----------  -----------  -----------  ----------   -----------    -----------
  Units issued....................   3,275,238    1,144,795    2,451,782     614,548    3,070,549        819,741
  Units redeemed..................  (1,262,378)    (395,302)    (658,308)   (214,641)  (1,326,686)      (408,629)
                                   -----------  -----------  -----------  ----------   -----------    -----------
  Ending units....................   3,502,874    1,490,014    2,712,491     919,017    3,661,163      1,917,300
                                   ===========  ===========  ===========  ==========   ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35


                                        SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
    AST GOLDMAN SACHS         AST GOLDMAN SACHS MID-CAP    AST LARGE-CAP VALUE     AST LORD ABBETT BOND -
CONCENTRATED GROWTH PORTFOLIO     GROWTH PORTFOLIO              PORTFOLIO            DEBENTURE PORTFOLIO
----------------------------  ------------------------  ------------------------  ------------------------
 01/01/2010     01/01/2009     01/01/2010   01/01/2009   01/01/2010   01/01/2009   01/01/2010   01/01/2009
     TO             TO             TO           TO           TO           TO           TO           TO
 12/31/2010     12/31/2009     12/31/2010   12/31/2009   12/31/2010   12/31/2009   12/31/2010   12/31/2009
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------
$  (639,108)   $  (295,543)   $  (806,279) $  (253,874) $  (386,410) $   623,980  $ 1,224,819  $   907,283
          0              0              0            0            0            0            0            0
  1,552,953       (385,185)     1,491,196     (827,366)  (3,494,439)  (5,879,009)     329,933     (542,964)
  3,696,339      7,612,917      9,438,906    7,970,288   11,241,128   13,876,414    2,045,135    3,991,028
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------

  4,610,184      6,932,189     10,123,823    6,889,048    7,360,279    8,621,385    3,599,887    4,355,347
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------

 27,623,878     10,373,843     46,971,408   10,466,481   14,412,984    3,107,933   23,322,629    4,744,238
     (3,116)             0              0         (847)     (14,542)     (33,544)      (3,318)        (779)
 (1,217,823)      (895,962)    (1,200,568)    (554,979)  (5,642,751)  (4,568,310)  (2,894,558)  (1,022,049)

     59,235      7,784,783      2,205,923    7,071,659      871,150    1,123,063    5,089,903    3,733,952

   (233,662)       (34,218)      (278,411)     (30,184)    (206,520)    (141,707)    (132,158)     (28,685)
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------

 26,228,512     17,228,446     47,698,352   16,952,130    9,420,321     (512,565)  25,382,498    7,426,677
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------

 30,838,696     24,160,635     57,822,175   23,841,178   16,780,600    8,108,820   28,982,385   11,782,024

 32,211,147      8,050,512     30,758,662    6,917,484   56,990,393   48,881,573   21,732,748    9,950,724
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------
$63,049,843    $32,211,147    $88,580,837  $30,758,662  $73,770,993  $56,990,393  $50,715,133  $21,732,748
 ===========    ===========   ===========  ===========  ===========  ===========  ===========  ===========

  3,085,083      1,115,251      2,817,570      953,416    7,330,647    7,349,270    1,958,401    1,182,593
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------
  5,221,149      2,807,763      7,075,748    2,529,395    2,772,012    1,477,978    3,847,437    1,320,622
 (2,579,429)      (837,931)    (2,493,456)    (665,241)  (1,892,208)  (1,496,601)  (1,426,633)    (544,814)
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------
  5,726,803      3,085,083      7,399,862    2,817,570    8,210,451    7,330,647    4,379,205    1,958,401
 ===========    ===========   ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                   SUBACCOUNTS
                                   ---------------------------------------------------------------------------
                                      AST MARSICO CAPITAL                               AST NEUBERGER BERMAN
                                       GROWTH PORTFOLIO      AST MFS GROWTH PORTFOLIO MID-CAP GROWTH PORTFOLIO
                                   ------------------------  -----------------------  ------------------------
                                    01/01/2010   01/01/2009   01/01/2010  01/01/2009   01/01/2010   01/01/2009
                                        TO           TO           TO          TO           TO           TO
                                    12/31/2010   12/31/2009   12/31/2010  12/31/2009   12/31/2010   12/31/2009
                                   -----------  -----------  -----------  ----------  -----------  -----------
OPERATIONS
  Net investment income (loss).... $  (663,419) $  (308,278) $  (218,408) $  (98,482) $  (530,649) $  (245,380)
  Capital gains distributions
   received.......................           0            0            0           0            0            0
  Realized gain (loss) on shares
   redeemed.......................    (863,107)  (3,678,168)      51,437    (393,955)     571,644   (1,050,575)
  Net change in unrealized gain
   (loss) on investments..........  14,435,435   13,846,756    2,479,275   2,016,645    9,292,173    5,333,063
                                   -----------  -----------  -----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................  12,908,909    9,860,310    2,312,304   1,524,208    9,333,168    4,037,108
                                   -----------  -----------  -----------  ----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  36,349,073    8,347,666   11,455,971   2,529,664   27,278,317    5,442,502
  Annuity Payments................      (8,960)           0            0           0      (14,838)           0
  Surrenders, withdrawals and
   death benefits.................  (3,975,655)  (1,966,971)    (468,820)   (337,545)    (993,539)    (717,075)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   4,184,659      766,153    5,049,503     320,691    8,387,721      727,810
  Withdrawal and other
   charges........................    (262,992)     (91,884)     (81,643)    (21,266)    (154,789)     (27,163)
                                   -----------  -----------  -----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  36,286,125    7,054,964   15,955,011   2,491,544   34,502,872    5,426,074
                                   -----------  -----------  -----------  ----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  49,195,034   16,915,274   18,267,315   4,015,752   43,836,040    9,463,182

NET ASSETS
  Beginning of period.............  50,094,330   33,179,056    9,337,722   5,321,970   20,645,460   11,182,278
                                   -----------  -----------  -----------  ----------  -----------  -----------
  End of period................... $99,289,364  $50,094,330  $27,605,037  $9,337,722  $64,481,500  $20,645,460
                                   ===========  ===========  ===========  ==========  ===========  ===========

  Beginning units.................   5,648,986    4,707,895      986,236     674,179    2,096,148    1,397,540
                                   -----------  -----------  -----------  ----------  -----------  -----------
  Units issued....................   6,182,159    2,191,497    2,284,624     627,633    4,670,481    1,328,641
  Units redeemed..................  (2,602,828)  (1,250,406)    (667,484)   (315,576)  (1,431,535)    (630,033)
                                   -----------  -----------  -----------  ----------  -----------  -----------
  Ending units....................   9,228,317    5,648,986    2,603,376     986,236    5,335,094    2,096,148
                                   ===========  ===========  ===========  ==========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV AST PIMCO LIMITED MATURITY AST ALLIANCEBERNSTEIN CORE    AST QMA US EQUITY
 MID-CAP VALUE PORTFOLIO         BOND PORTFOLIO            VALUE PORTFOLIO           ALPHA PORTFOLIO
------------------------   -------------------------  ------------------------   -----------------------
 01/01/2010    01/01/2009   01/01/2010    01/01/2009   01/01/2010    01/01/2009   01/01/2010  01/01/2009
     TO            TO           TO            TO           TO            TO           TO          TO
 12/31/2010    12/31/2009   12/31/2010    12/31/2009   12/31/2010    12/31/2009   12/31/2010  12/31/2009
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------
$  (264,614)  $    25,523  $    500,499  $ 1,533,722  $  (124,816)  $   161,519  $  (122,219) $    5,192
          0             0       100,551    3,011,018            0             0            0           0
   (640,332)   (1,984,190)     (284,311)    (518,873)    (513,232)     (772,314)    (177,948)   (483,171)
 10,590,682     7,227,921       881,807     (792,623)   4,388,991     2,813,720    2,182,015   1,638,663
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------

  9,685,736     5,269,254     1,198,546    3,233,244    3,750,943     2,202,925    1,881,848   1,160,684
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------
 36,110,174     7,207,173    49,213,544    9,473,891   21,984,660     7,175,712    8,410,772   1,935,574
          0             0       (34,271)           0            0             0            0        (406)
 (1,526,927)     (739,600)   (6,080,815)  (3,450,722)    (694,568)     (281,537)    (411,747)   (279,221)
  7,726,488     4,374,221    10,642,736    9,552,007    2,253,303     2,382,187    1,493,264       8,664

   (232,004)      (35,836)     (292,548)    (104,355)    (157,685)      (12,153)     (50,175)     (9,928)
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------

 42,077,731    10,805,958    53,448,646   15,470,821   23,385,710     9,264,209    9,442,114   1,654,683
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------
 51,763,467    16,075,212    54,647,192   18,704,065   27,136,653    11,467,134   11,323,962   2,815,367
 26,628,651    10,553,439    48,312,305   29,608,240   16,541,795     5,074,661    7,829,718   5,014,351
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------
$78,392,118   $26,628,651  $102,959,497  $48,312,305  $43,678,448   $16,541,795  $19,153,680  $7,829,718
===========   ===========  ============  ===========  ===========   ===========  ===========  ==========
  3,024,362     1,605,754     4,167,693    2,766,545    2,161,472       797,592      983,307     753,558
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------
  6,733,936     1,985,343     8,747,168    3,183,372    4,312,924     1,711,749    1,483,986     413,418
 (2,584,748)     (566,735)   (3,556,365)  (1,782,224)  (1,859,214)     (347,869)    (533,231)   (183,669)
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------
  7,173,550     3,024,362     9,358,496    4,167,693    4,615,182     2,161,472    1,934,062     983,307
===========   ===========  ============  ===========  ===========   ===========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                       SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                        AST T. ROWE PRICE            AST T. ROWE PRICE                  AST
                                        NATURAL RESOURCES            ASSET ALLOCATION            MFS GLOBAL EQUITY
                                            PORTFOLIO                    PORTFOLIO                   PORTFOLIO
                                   --------------------------  ----------------------------  ------------------------
                                    01/01/2010    01/01/2009     01/01/2010     01/01/2009    01/01/2010   01/01/2009
                                        TO            TO             TO             TO            TO           TO
                                    12/31/2010    12/31/2009     12/31/2010     12/31/2009    12/31/2010   12/31/2009
                                   ------------  ------------  --------------  ------------  -----------  -----------
OPERATIONS
  Net investment income (loss).... $ (1,727,306) $   (168,678) $   (7,039,787) $    895,049  $  (426,241) $    18,947
  Capital gains distributions
   received.......................            0    22,856,380               0             0            0            0
  Realized gain (loss) on shares
   redeemed.......................   (8,068,734)   (8,723,462)      4,334,623    (7,544,986)    (637,063)  (1,184,440)
  Net change in unrealized gain
   (loss) on investments..........   43,192,200    15,215,813     106,443,753    59,528,891    6,859,834    4,295,589
                                   ------------  ------------  --------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   33,396,160    29,180,053     103,738,589    52,878,954    5,796,530    3,130,096
                                   ------------  ------------  --------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....   81,759,033    21,189,823     960,125,293   199,311,447   38,254,873    6,419,648
  Annuity Payments................     (117,544)       (1,255)         (6,658)            0       (3,431)      (1,559)
  Surrenders, withdrawals and
   death benefits.................   (7,510,721)   (4,741,091)    (12,801,562)   (4,855,789)    (918,731)    (565,199)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   19,049,551    15,433,940     113,675,040    39,403,098    6,157,444    1,552,914
  Withdrawal and other
   charges........................     (658,679)     (179,245)     (4,985,770)     (521,917)    (199,562)     (25,815)
                                   ------------  ------------  --------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   92,521,640    31,702,172   1,056,006,343   233,336,839   43,290,593    7,379,989
                                   ------------  ------------  --------------  ------------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  125,917,800    60,882,225   1,159,744,932   286,215,793   49,087,123   10,510,085

NET ASSETS
  Beginning of period.............  111,199,910    50,317,685     421,914,364   135,698,571   18,280,763    7,770,678
                                   ------------  ------------  --------------  ------------  -----------  -----------
  End of period................... $237,117,710  $111,199,910  $1,581,659,296  $421,914,364  $67,367,886  $18,280,763
                                   ============  ============  ==============  ============  ===========  ===========

  Beginning units.................    9,564,384     6,046,079      42,023,411    16,314,150    1,712,519      923,613
                                   ------------  ------------  --------------  ------------  -----------  -----------
  Units issued....................   15,994,557     6,444,765     124,785,390    35,546,619    5,796,557    1,118,126
  Units redeemed..................   (6,739,198)   (2,926,460)    (20,682,864)   (9,837,358)  (1,494,441)    (329,220)
                                   ------------  ------------  --------------  ------------  -----------  -----------
  Ending units....................   18,819,743     9,564,384     146,125,937    42,023,411    6,014,635    1,712,519
                                   ============  ============  ==============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
      AST JPMORGAN              AST T. ROWE PRICE           AST AGGRESSIVE              AST CAPITAL GROWTH
  INTERNATIONAL EQUITY             GLOBAL BOND             ASSET ALLOCATION              ASSET ALLOCATION
        PORTFOLIO                   PORTFOLIO                  PORTFOLIO                     PORTFOLIO
------------------------    ------------------------  --------------------------  ------------------------------
 01/01/2010     01/01/2009   01/01/2010   01/01/2009   01/01/2010    01/01/2009     01/01/2010      01/01/2009
     TO             TO           TO           TO           TO            TO             TO              TO
 12/31/2010     12/31/2009   12/31/2010   12/31/2009   12/31/2010    12/31/2009     12/31/2010      12/31/2009
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
$  (345,855)   $   439,554  $   334,647  $ 1,265,585  $ (1,676,236) $   (325,063) $  (17,292,134) $   (1,039,495)
          0              0      194,654    1,107,246             0             0               0               0
 (1,080,192)    (1,117,493)    (513,846)    (884,190)     (695,081)   (5,471,782)     (3,821,726)    (47,459,359)
  6,733,835      6,965,836    1,488,631      367,683    19,494,071    17,888,178     280,116,164     299,679,539
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------

  5,307,788      6,287,897    1,504,086    1,856,324    17,122,754    12,091,333     259,002,304     251,180,685
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
 45,271,111     13,167,012   37,742,204    6,137,060     6,538,798    13,709,198   1,134,507,274     479,555,861
          0              0       (4,616)           0       (28,721)            0         (48,067)              0
 (1,505,812)      (773,314)  (2,071,133)  (1,282,077)   (9,528,323)   (2,779,611)    (50,543,240)    (34,754,059)
  5,651,681      3,551,021    3,342,661      880,214    (3,610,461)   79,748,390      96,224,309     128,812,992
   (307,260)       (41,902)    (186,846)     (39,858)     (569,984)     (162,327)    (10,012,672)     (1,649,204)
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
 49,109,720     15,902,817   38,822,270    5,695,339    (7,198,691)   90,515,650   1,170,127,604     571,965,590
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
 54,417,508     22,190,714   40,326,356    7,551,663     9,924,063   102,606,983   1,429,129,908     823,146,275
 36,077,291     13,886,577   30,156,255   22,604,592   141,974,271    39,367,288   1,672,572,217     849,425,942
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
$90,494,799    $36,077,291  $70,482,611  $30,156,255  $151,898,334  $141,974,271  $3,101,702,125  $1,672,572,217
===========    ===========  ===========  ===========  ============  ============  ==============  ==============
  3,787,595      1,881,333    2,630,885    2,190,381    16,368,619     5,851,992     182,178,728     113,271,269
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
  7,949,201      2,536,582    5,756,173    1,323,791     3,206,431    12,598,931     197,056,548     101,146,800
 (2,894,853)      (630,320)  (1,972,202)    (883,287)   (4,024,335)   (2,082,304)    (81,646,693)    (32,239,341)
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
  8,841,943      3,787,595    6,414,856    2,630,885    15,550,715    16,368,619     297,588,583     182,178,728
===========    ===========  ===========  ===========  ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                             SUBACCOUNTS
                                   ---------------------------------------------------------------
                                       AST ACADEMIC STRATEGIES           AST BALANCED ASSET
                                     ASSET ALLOCATION PORTFOLIO         ALLOCATION PORTFOLIO
                                   ------------------------------  ------------------------------
                                     01/01/2010      01/01/2009      01/01/2010      01/01/2009
                                         TO              TO              TO              TO
                                     12/31/2010      12/31/2009      12/31/2010      12/31/2009
                                   --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income (loss).... $  (16,804,080) $    3,671,513  $  (22,594,249) $   (3,766,442)
  Capital gains distributions
   received.......................              0               0               0               0
  Realized gain (loss) on shares
   redeemed.......................     (3,273,089)    (39,693,720)     15,668,623     (20,073,317)
  Net change in unrealized gain
   (loss) on investments..........    207,238,250     226,755,262     276,659,761     172,696,242
                                   --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    187,161,081     190,733,055     269,734,135     148,856,483
                                   --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  1,012,386,393     272,717,765   1,158,246,684     494,415,497
  Policy loans....................        (50,158)              0      (1,191,070)       (185,155)
  Surrenders, withdrawals and
   death benefits.................    (53,522,398)    (39,682,965)   (130,696,229)    (34,600,114)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    125,342,254      85,895,807     118,993,299     887,828,151
  Withdrawal and other
   charges........................     (7,372,183)     (1,373,670)    (11,619,089)     (1,724,450)
                                   --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  1,076,783,908     317,556,937   1,133,733,595   1,345,733,929
                                   --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  1,263,944,989     508,289,992   1,403,467,730   1,494,590,412

NET ASSETS
  Beginning of period.............  1,275,037,465     766,747,473   1,919,182,048     424,591,636
                                   --------------  --------------  --------------  --------------
  End of period................... $2,538,982,454  $1,275,037,465  $3,322,649,778  $1,919,182,048
                                   ==============  ==============  ==============  ==============

  Beginning units.................    135,487,612      99,124,715     196,484,156      53,050,863
                                   --------------  --------------  --------------  --------------
  Units issued....................    145,578,743      62,333,639     166,493,716     171,494,621
  Units redeemed..................    (39,858,077)    (25,970,742)    (54,566,572)    (28,061,328)
                                   --------------  --------------  --------------  --------------
  Ending units....................    241,208,278     135,487,612     308,411,300     196,484,156
                                   ==============  ==============  ==============  ==============

                                   -------------------------------
                                       AST PRESERVATION ASSET
                                        ALLOCATION PORTFOLIO
                                   ------------------------------
                                     01/01/2010      01/01/2009
                                         TO              TO
                                     12/31/2010      12/31/2009
                                   --------------  --------------
OPERATIONS
  Net investment income (loss).... $   (7,125,182) $   (3,489,419)
  Capital gains distributions
   received.......................              0               0
  Realized gain (loss) on shares
   redeemed.......................     13,144,293      (4,546,767)
  Net change in unrealized gain
   (loss) on investments..........    137,638,945      93,579,397
                                   --------------  --------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    143,658,056      85,543,211
                                   --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....    889,173,216     318,391,998
  Policy loans....................     (1,012,294)       (300,990)
  Surrenders, withdrawals and
   death benefits.................    (99,177,670)    (22,997,753)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     75,408,953     565,141,228
  Withdrawal and other
   charges........................     (7,020,160)     (1,227,480)
                                   --------------  --------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................    857,372,045     859,007,003
                                   --------------  --------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  1,001,030,101     944,550,214

NET ASSETS
  Beginning of period.............  1,210,537,367     265,987,153
                                   --------------  --------------
  End of period................... $2,211,567,468  $1,210,537,367
                                   ==============  ==============

  Beginning units.................    115,717,040      30,029,546
                                   --------------  --------------
  Units issued....................    116,132,851     103,436,692
  Units redeemed..................    (32,221,784)    (17,749,198)
                                   --------------  --------------
  Ending units....................    199,628,107     115,717,040
                                   ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
  AST FIRST TRUST BALANCED         AST FIRST TRUST CAPITAL       AST ADVANCED STRATEGIES    AST T. ROWE PRICE LARGE-CAP
      TARGET PORTFOLIO          APPRECIATION TARGET PORTFOLIO           PORTFOLIO                GROWTH PORTFOLIO
----------------------------    ----------------------------  ----------------------------  -------------------------
  01/01/2010       01/01/2009     01/01/2010     01/01/2009     01/01/2010     01/01/2009    01/01/2010     01/01/2009
      TO               TO             TO             TO             TO             TO            TO             TO
  12/31/2010       12/31/2009     12/31/2010     12/31/2009     12/31/2010     12/31/2009    12/31/2010     12/31/2009
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
$   (1,964,543)   $  4,207,371  $   (6,629,686) $    957,534  $   (6,818,107) $  3,176,691  $ (1,532,065)  $  (744,503)
             0               0               0             0               0             0             0             0
     1,519,426      (8,338,688)        (54,691)  (12,665,440)      6,033,951   (11,360,043)    1,286,756    (2,467,374)
    82,435,956      48,931,709     154,800,544    67,414,221     112,222,331    82,214,755    17,175,619    21,950,448
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
    81,990,839      44,800,392     148,116,167    55,706,315     111,438,175    74,031,403    16,930,310    18,738,571
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
   558,240,620     123,982,689     693,837,514   173,599,962     801,621,593   162,122,131    66,740,548    15,340,010
             0               0        (199,015)            0         (94,085)            0       (10,141)      (19,117)
   (13,636,165)     (6,026,916)    (14,284,170)   (6,604,437)    (15,477,683)   (8,659,971)   (5,449,068)   (3,292,237)
    59,532,530      33,353,812      74,477,940   106,617,927     100,597,532    60,897,319     7,587,667     3,298,040
    (3,106,468)       (456,747)     (4,615,340)     (517,964)     (4,375,538)     (597,817)     (469,648)     (121,872)
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
   601,030,517     150,852,838     749,216,929   273,095,488     882,271,819   213,761,662    68,399,358    15,204,824
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
   683,021,356     195,653,230     897,333,096   328,801,803     993,709,994   287,793,065    85,329,668    33,943,395
   325,777,539     130,124,309     483,351,054   154,549,251     502,644,744   214,851,679    67,092,238    33,148,843
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
$1,008,798,895    $325,777,539  $1,380,684,150  $483,351,054  $1,496,354,738  $502,644,744  $152,421,906   $67,092,238
==============    ============  ==============  ============  ==============  ============  ============   ===========
    37,024,284      18,094,136      58,997,833    23,483,225      51,794,376    27,546,977     6,994,431     5,294,968
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
    73,705,639      27,575,968     110,728,897    47,167,193     108,936,661    36,264,915    10,988,988     3,120,365
   (14,879,196)     (8,645,820)    (38,345,578)  (11,652,585)    (23,368,579)  (12,017,516)   (4,206,845)   (1,420,902)
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
    95,850,727      37,024,284     131,381,152    58,997,833     137,362,458    51,794,376    13,776,574     6,994,431
==============    ============  ==============  ============  ==============  ============  ============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                       SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                        AST MONEY MARKET         AST SMALL-CAP GROWTH       AST PIMCO TOTAL RETURN
                                            PORTFOLIO                  PORTFOLIO                BOND PORTFOLIO
                                   --------------------------  ------------------------  ----------------------------
                                    01/01/2010    01/01/2009    01/01/2010   01/01/2009    01/01/2010     01/01/2009
                                        TO            TO            TO           TO            TO             TO
                                    12/31/2010    12/31/2009    12/31/2010   12/31/2009    12/31/2010     12/31/2009
                                   ------------  ------------  -----------  -----------  --------------  ------------
OPERATIONS
  Net investment income (loss).... $ (1,555,369) $ (1,005,828) $  (589,824) $  (394,440) $     (638,399) $  1,060,648
  Capital gains distributions
   received.......................            0             0            0            0      12,039,158     4,631,469
  Realized gain (loss) on shares
   redeemed.......................            0             0      589,430   (1,543,358)      4,406,098          (491)
  Net change in unrealized gain
   (loss) on investments..........            0             0   14,065,972    9,270,810      17,632,983     2,722,702
                                   ------------  ------------  -----------  -----------  --------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   (1,555,369)   (1,005,828)  14,065,578    7,333,012      33,439,840     8,414,328
                                   ------------  ------------  -----------  -----------  --------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  128,089,748    63,464,501   20,868,909    2,845,558     609,450,840   105,389,287
  Annuity Payments................      (47,312)            0      (39,543)     (16,820)       (349,536)      (10,516)
  Surrenders, withdrawals and
   death benefits.................  (85,621,655)  (51,460,557)  (2,956,449)  (1,863,574)    (59,322,567)   (4,332,837)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   16,169,330    (6,956,056)   6,659,694      687,533     111,560,017   402,475,520
  Withdrawal and other
   charges........................     (428,047)     (143,827)    (173,977)     (85,478)     (3,501,713)     (214,295)
                                   ------------  ------------  -----------  -----------  --------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   58,162,064     4,904,061   24,358,634    1,567,219     657,837,041   503,307,159
                                   ------------  ------------  -----------  -----------  --------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   56,606,695     3,898,233   38,424,212    8,900,231     691,276,881   511,721,487

NET ASSETS
  Beginning of period.............   71,974,368    68,076,135   31,797,404   22,897,173     540,683,826    28,962,339
                                   ------------  ------------  -----------  -----------  --------------  ------------
  End of period................... $128,581,063  $ 71,974,368  $70,221,616  $31,797,404  $1,231,960,707  $540,683,826
                                   ============  ============  ===========  ===========  ==============  ============

  Beginning units.................    6,855,677     6,400,730    3,575,253    3,393,864      51,426,484     2,742,684
                                   ------------  ------------  -----------  -----------  --------------  ------------
  Units issued....................   30,368,495    16,674,539    3,745,444      874,015      89,114,809    52,050,183
  Units redeemed..................  (24,461,552)  (16,219,592)  (1,571,704)    (692,626)    (27,275,516)   (3,366,383)
                                   ------------  ------------  -----------  -----------  --------------  ------------
  Ending units....................   12,762,620     6,855,677    5,748,993    3,575,253     113,265,777    51,426,484
                                   ============  ============  ===========  ===========  ==============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
 AST INTERNATIONAL VALUE    AST INTERNATIONAL GROWTH   NVIT DEVELOPING MARKETS      AST INVESTMENT GRADE
        PORTFOLIO                   PORTFOLIO                   FUND                   BOND PORTFOLIO
------------------------    ------------------------  ------------------------  ----------------------------
 01/01/2010     01/01/2009   01/01/2010   01/01/2009   01/01/2010   01/01/2009    01/01/2010     01/01/2009
     TO             TO           TO           TO           TO           TO            TO             TO
 12/31/2010     12/31/2009   12/31/2010   12/31/2009   12/31/2010   12/31/2009    12/31/2010     12/31/2009
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------
$  (193,294)   $    39,886  $  (280,062) $      (820) $  (357,844) $   (71,184) $  21,076,036  $  (1,561,339)
          0              0            0            0            0            0     72,866,958      8,823,520
   (637,350)      (781,807)    (577,695)    (854,673)  (1,701,140)  (2,986,173)   (14,525,846)    76,179,883
  3,619,814      2,425,653    4,535,610    2,979,663    4,854,884   10,085,263    (31,643,393)   (28,441,627)
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------

  2,789,170      1,683,732    3,677,853    2,124,170    2,795,900    7,027,906     47,773,755     55,000,437
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------

 22,859,103      4,210,451   21,946,483    4,314,083      111,808      158,195              0              0
          0              0            0            0            0       (1,055)             0              0
   (335,723)      (120,471)    (399,400)    (142,785)  (2,009,133)  (1,074,980)   (10,642,172)   (12,084,454)
  2,172,881        632,279    3,606,957      890,283    3,227,953    4,798,573   (157,784,793)  (467,409,972)
   (118,912)       (13,654)    (118,330)     (14,231)     (56,146)     (44,504)    (3,462,835)    (4,578,337)
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------

 24,577,349      4,708,605   25,035,710    5,047,350    1,274,482    3,836,229   (171,889,800)  (484,072,763)
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------

 27,366,519      6,392,337   28,713,563    7,171,520    4,070,382   10,864,135   (124,116,045)  (429,072,326)

 11,672,550      5,280,213   11,795,093    4,623,573   21,453,461   10,589,326    277,671,180    706,743,506
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------
$39,039,069    $11,672,550  $40,508,656  $11,795,093  $25,523,843  $21,453,461  $ 153,555,135  $ 277,671,180
===========    ===========  ===========  ===========  ===========  ===========  =============  =============

  1,307,082        761,106    1,454,945      760,513    1,437,186    1,132,683     23,600,420     65,795,202
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------
  3,574,739        860,776    3,683,648    1,043,998      531,954      666,851    179,733,716     56,607,895
 (1,124,765)      (314,800)  (1,217,468)    (349,566)    (472,781)    (362,348)  (191,355,855)   (98,802,677)
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------
  3,757,056      1,307,082    3,921,125    1,454,945    1,496,359    1,437,186     11,978,281     23,600,420
===========    ===========  ===========  ===========  ===========  ===========  =============  =============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                    SUBACCOUNTS
                                   -----------------------------------------------------------------------------
                                   AST WESTERN ASSET CORE PLUS
                                         BOND PORTFOLIO         AST BOND PORTFOLIO 2018   AST BOND PORTFOLIO 2019
                                   -------------------------   ------------------------  ------------------------
                                    01/01/2010     01/01/2009   01/01/2010   01/01/2009   01/01/2010   01/01/2009
                                        TO             TO           TO           TO           TO           TO
                                    12/31/2010     12/31/2009   12/31/2010   12/31/2009   12/31/2010   12/31/2009
                                   ------------   -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).... $   (305,774)  $   382,167  $  (204,223) $  (439,431) $  (185,962) $  (289,584)
  Capital gains distributions
   received.......................      423,690       207,986      795,479      848,601      960,788       13,473
  Realized gain (loss) on shares
   redeemed.......................    1,159,754        44,689    1,608,555    1,105,204    1,079,520    1,324,553
  Net change in unrealized gain
   (loss) on investments..........    1,889,443     1,330,392      474,794   (3,420,800)     (51,345)  (2,702,730)
                                   ------------   -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    3,167,113     1,965,234    2,674,605   (1,906,426)   1,803,001   (1,654,288)
                                   ------------   -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  103,078,513    24,078,203            0            0           17            0
  Annuity Payments................            0             0            0            0            0            0
  Surrenders, withdrawals and
   death benefits.................   (1,638,950)     (443,542)  (1,048,001)  (1,596,094)    (856,879)  (1,130,101)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   18,921,335     8,353,722   (8,679,907)   3,199,859   (2,307,892)    (693,834)
  Withdrawal and other
   charges........................     (588,096)      (50,320)     (11,708)     (15,281)      (8,396)      (9,801)
                                   ------------   -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  119,772,802    31,938,063   (9,739,616)   1,588,484   (3,173,150)  (1,833,736)
                                   ------------   -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  122,939,915    33,903,297   (7,065,011)    (317,942)  (1,370,149)  (3,488,024)

NET ASSETS
  Beginning of period.............   38,961,617     5,058,320   24,288,525   24,606,467   16,101,762   19,589,786
                                   ------------   -----------  -----------  -----------  -----------  -----------
  End of period................... $161,901,532   $38,961,617  $17,223,514  $24,288,525  $14,731,613  $16,101,762
                                   ============   ===========  ===========  ===========  ===========  ===========

  Beginning units.................    3,800,958       543,173    2,189,161    2,045,743    1,467,447    1,618,833
                                   ------------   -----------  -----------  -----------  -----------  -----------
  Units issued....................   16,135,520     4,027,859    1,123,532    2,865,157    1,680,859    1,994,059
  Units redeemed..................   (4,637,922)     (770,074)  (1,889,629)  (2,721,739)  (1,919,407)  (2,145,445)
                                   ------------   -----------  -----------  -----------  -----------  -----------
  Ending units....................   15,298,556     3,800,958    1,423,064    2,189,161    1,228,899    1,467,447
                                   ============   ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                         SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
 AST GLOBAL REAL ESTATE     AST PARAMETRIC EMERGING   FRANKLIN TEMPLETON VIP FOUNDING    AST GOLDMAN SACHS
       PORTFOLIO            MARKETS EQUITY PORTFOLIO      FUNDS ALLOCATION FUND       SMALL-CAP VALUE PORTFOLIO
-----------------------    -------------------------  ------------------------------  -----------------------
 01/01/2010    01/01/2009   01/01/2010    01/01/2009    01/01/2010      01/01/2009     01/01/2010   01/01/2009
     TO            TO           TO            TO            TO              TO             TO           TO
 12/31/2010    12/31/2009   12/31/2010    12/31/2009    12/31/2010      12/31/2009     12/31/2010   12/31/2009
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------
$   (44,178)   $   (4,218) $   (860,193) $  (118,557) $   12,896,017   $  3,417,786   $  (364,648)  $  (22,883)
          0             0             0            0          83,847              0             0            0
    119,858        13,519       899,561      156,022       2,778,929     (1,494,478)      602,897        3,325
  2,021,554       291,910    14,238,068    3,296,415      55,525,137     25,128,373     8,694,476    1,275,445
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------

  2,097,234       301,211    14,277,436    3,333,880      71,283,930     27,051,681     8,932,725    1,255,887
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------

 15,407,127     1,802,547    83,237,916   14,828,396     779,140,362    151,796,952    46,248,187    6,090,949
          0             0             0            0               0              0             0            0
    (71,221)       (5,482)     (492,394)     (73,140)     (5,973,947)      (689,987)     (275,085)     (29,741)
  3,127,754       649,483    22,678,991    7,008,459      96,307,002     28,605,859     7,807,178    1,950,520
    (65,514)       (1,037)     (448,922)      (9,167)     (4,028,615)      (210,157)     (187,783)      (3,951)
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------

 18,398,146     2,445,511   104,975,591   21,754,548     865,444,802    179,502,667    53,592,497    8,007,777
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------

 20,495,380     2,746,722   119,253,027   25,088,428     936,728,732    206,554,348    62,525,222    9,263,664

  2,910,785       164,063    25,628,837      540,409     228,761,538     22,207,190     9,808,587      544,923
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------
$23,406,165    $2,910,785  $144,881,864  $25,628,837  $1,165,490,270   $228,761,538   $72,333,809   $9,808,587
===========    ==========  ============  ===========  ==============   ============   ===========   ==========

    354,543        26,829     2,786,558       96,949      26,708,781      3,342,483     1,010,377       71,315
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------
  2,348,512       385,716    13,559,592    3,152,621     112,313,681     28,078,385     6,793,399    1,122,161
   (583,479)      (58,002)   (3,706,409)    (463,012)    (24,591,400)    (4,712,087)   (1,594,397)    (183,099)
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------
  2,119,576       354,543    12,639,741    2,786,558     114,431,062     26,708,781     6,209,379    1,010,377
===========    ==========  ============  ===========  ==============   ============   ===========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                       SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                         AST CLS GROWTH             AST CLS MODERATE           AST HORIZON GROWTH
                                        ASSET ALLOCATION            ASSET ALLOCATION            ASSET ALLOCATION
                                            PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                   --------------------------  --------------------------  --------------------------
                                    01/01/2010    01/01/2009    01/01/2010    01/01/2009    01/01/2010    01/01/2009
                                        TO            TO            TO            TO            TO            TO
                                    12/31/2010    12/31/2009    12/31/2010    12/31/2009    12/31/2010    12/31/2009
                                   ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).... $ (5,258,729) $   (792,198) $ (5,399,400) $ (1,195,156) $ (3,698,970) $   (611,616)
  Capital gains distributions
   received.......................            0             0             0             0             0             0
  Realized gain (loss) on shares
   redeemed.......................    3,236,488      (223,072)    2,133,841      (507,294)    2,302,123      (136,090)
  Net change in unrealized gain
   (loss) on investments..........   66,974,826    17,531,492    64,996,847    21,088,025    43,550,901    11,888,083
                                   ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   64,952,585    16,516,222    61,731,288    19,385,575    42,154,054    11,140,377
                                   ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  537,509,494   116,017,168   582,027,669   147,179,516   365,914,756    88,409,220
  Annuity Payments................            0             0             0             0             0             0
  Surrenders, withdrawals and
   death benefits.................   (3,042,076)     (391,324)   (5,437,364)     (661,544)   (2,351,092)     (246,124)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   56,802,522    18,634,140    76,008,067    18,234,624    41,288,601    11,509,716
  Withdrawal and other
   charges........................   (2,755,163)     (120,668)   (3,251,925)     (201,376)   (1,948,906)      (68,953)
                                   ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  588,514,777   134,139,316   649,346,447   164,551,220   402,903,359    99,603,859
                                   ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  653,467,362   150,655,538   711,077,735   183,936,795   445,057,413   110,744,236

NET ASSETS
  Beginning of period.............  162,372,591    11,717,053   206,514,752    22,577,957   118,947,427     8,203,191
                                   ------------  ------------  ------------  ------------  ------------  ------------
  End of period................... $815,839,953  $162,372,591  $917,592,487  $206,514,752  $564,004,840  $118,947,427
                                   ============  ============  ============  ============  ============  ============

  Beginning units.................   19,248,102     1,749,729    22,971,095     3,072,666    13,284,062     1,149,266
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Units issued....................   77,608,107    20,717,918    73,507,465    23,611,676    51,146,449    14,043,254
  Units redeemed..................  (18,825,288)   (3,219,545)   (8,937,823)   (3,713,247)  (11,229,153)   (1,908,458)
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Ending units....................   78,030,921    19,248,102    87,540,737    22,971,095    53,201,358    13,284,062
                                   ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                     SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------
        AST HORIZON               AST FI PYRAMIS(R)           PROFUND VP            PROFUND VP
 MODERATE ASSET ALLOCATION         ASSET ALLOCATION            CONSUMER              CONSUMER
         PORTFOLIO                    PORTFOLIO                SERVICES                GOODS
--------------------------    -------------------------  --------------------  --------------------
 01/01/2010      01/01/2009    01/01/2010    01/01/2009  01/01/2010 01/01/2009 01/01/2010 01/01/2009
     TO              TO            TO            TO          TO         TO         TO         TO
 12/31/2010      12/31/2009    12/31/2010    12/31/2009  12/31/2010 12/31/2009 12/31/2010 12/31/2009
------------    ------------  ------------  -----------  ---------- ---------- ---------- ----------
$ (4,390,956)   $ (1,008,956) $ (2,218,098) $  (326,063)  $ (1,062)  $  (173)   $ (1,423)  $   (187)
           0               0             0            0          0         0           0          0
   2,068,033        (115,202)    1,328,971      (58,986)     9,311      (345)     13,522        722
  46,984,034      16,476,057    30,221,179    6,329,153      7,996     1,865       5,787      9,101
------------    ------------  ------------  -----------   --------   -------    --------   --------
  44,661,111      15,351,899    29,332,052    5,944,104     16,245     1,347      17,886      9,636
------------    ------------  ------------  -----------   --------   -------    --------   --------
 434,062,950     120,255,034   278,063,187   41,660,600     23,347     2,463      32,548      9,400
           0               0             0            0          0         0           0          0
  (4,210,024)       (771,424)   (1,312,492)    (100,855)         0         0           0          0
  50,134,859      13,708,830    27,995,209    5,853,209     25,336     2,273       1,467        413
  (2,578,956)       (149,246)   (1,102,940)     (47,911)      (584)      (53)       (658)      (176)
------------    ------------  ------------  -----------   --------   -------    --------   --------
 477,408,829     133,043,194   303,642,964   47,365,043     48,099     4,683      33,357      9,637
------------    ------------  ------------  -----------   --------   -------    --------   --------
 522,069,940     148,395,093   332,975,016   53,309,147     64,344     6,030      51,243     19,273
 164,854,492      16,459,399    58,908,167    5,599,020     15,824     9,794      74,191     54,918
------------    ------------  ------------  -----------   --------   -------    --------   --------
$686,924,432    $164,854,492  $391,883,183  $58,908,167   $ 80,168   $15,824    $125,434   $ 74,191
============    ============  ============  ===========   ========   =======    ========   ========
  17,716,689       2,161,413     6,536,221      746,040      1,750     1,394       8,079      7,151
------------    ------------  ------------  -----------   --------   -------    --------   --------
  54,859,775      18,414,605    36,756,997    6,932,598     16,740     2,532      22,669     11,197
  (7,455,461)     (2,859,329)   (6,655,180)  (1,142,417)   (11,128)   (2,176)    (18,875)   (10,269)
------------    ------------  ------------  -----------   --------   -------    --------   --------
  65,121,003      17,716,689    36,638,038    6,536,221      7,362     1,750      11,873      8,079
============    ============  ============  ===========   ========   =======    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                              SUBACCOUNTS
                                   ----------------------------------------------------------------

                                   PROFUND VP FINANCIALS PROFUND VP HEALTH CARE PROFUND VP INDUSTRIALS
                                   --------------------  --------------------   --------------------
                                   01/01/2010 01/01/2009 01/01/2010  01/01/2009 01/01/2010  01/01/2009
                                       TO         TO         TO          TO         TO          TO
                                   12/31/2010 12/31/2009 12/31/2010  12/31/2009 12/31/2010  12/31/2009
                                   ---------- ---------- ----------  ---------- ----------  ----------
OPERATIONS
  Net investment income (loss).... $ (12,261)  $  8,079   $ (8,965)   $ (2,231)  $ (2,112)   $   (294)
  Capital gains distributions
   received.......................         0          0          0           0          0           0
  Realized gain (loss) on shares
   redeemed.......................    15,818    (36,908)    10,573       6,603      1,054      (5,848)
  Net change in unrealized gain
   (loss) on investments..........    48,398     75,257     14,586      51,244     33,328       3,742
                                   ---------   --------   --------    --------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    51,955     43,114     16,194      55,616     32,270      (2,400)
                                   ---------   --------   --------    --------   --------    --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....   286,087    333,386    155,411     210,322     57,489      68,919
  Annuity Payments................         0          0          0           0          0           0
  Surrenders, withdrawals and
   death benefits.................    (3,081)    (1,007)    (1,106)       (548)         0        (528)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (63,030)   154,993    298,168     (35,807)    40,111     (33,255)
  Withdrawal and other
   charges........................    (6,704)      (875)    (4,860)       (834)    (1,171)        (25)
                                   ---------   --------   --------    --------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   213,272    486,497    447,613     173,133     96,429      35,111
                                   ---------   --------   --------    --------   --------    --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   265,227    529,611    463,807     228,749    128,699      32,711

NET ASSETS
  Beginning of period.............   721,668    192,057    400,629     171,880     85,336      52,625
                                   ---------   --------   --------    --------   --------    --------
  End of period................... $ 986,895   $721,668   $864,436    $400,629   $214,035    $ 85,336
                                   =========   ========   ========    ========   ========    ========

  Beginning units.................   121,143     36,431     40,894      20,602     11,449       8,624
                                   ---------   --------   --------    --------   --------    --------
  Units issued....................   150,328    162,663     80,712      54,501     22,105      19,421
  Units redeemed..................  (119,636)   (77,951)   (34,527)    (34,209)    (9,991)    (16,596)
                                   ---------   --------   --------    --------   --------    --------
  Ending units....................   151,835    121,143     87,079      40,894     23,563      11,449
                                   =========   ========   ========    ========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
 PROFUND VP MID-CAP     PROFUND VP MID-CAP                          PROFUND VP SMALL-CAP
       GROWTH                  VALUE         PROFUND VP REAL ESTATE        GROWTH
--------------------   --------------------  --------------------   --------------------
01/01/2010  01/01/2009 01/01/2010 01/01/2009 01/01/2010  01/01/2009 01/01/2010 01/01/2009
    TO          TO         TO         TO         TO          TO         TO         TO
12/31/2010  12/31/2009 12/31/2010 12/31/2009 12/31/2010  12/31/2009 12/31/2010 12/31/2009
----------  ---------- ---------- ---------- ----------  ---------- ---------- ----------
 $ (4,909)  $  (1,670)  $ (4,307)  $   (147)  $ 13,569    $  3,146   $ (5,269) $  (1,455)

        0           0          0          0          0           0          0      2,863

   40,655      31,261     28,586     14,428     38,753       1,493     18,564     12,186
   52,722      18,413     26,698     54,278     58,867      51,381     54,530     16,916
 --------   ---------   --------   --------   --------    --------   --------  ---------


   88,468      48,004     50,977     68,559    111,189      56,020     67,825     30,510
 --------   ---------   --------   --------   --------    --------   --------  ---------

   47,618     245,258     68,744    161,092    178,086     304,753     85,066    214,110
        0           0          0          0          0           0          0          0

   (2,135)          0     (1,855)    (1,048)    (4,171)       (541)      (645)      (623)
  301,971    (196,424)   125,976    (45,119)   (40,391)     43,489    229,389   (114,732)
   (2,299)        (31)    (2,621)      (633)    (4,663)        (39)    (2,448)       (78)
 --------   ---------   --------   --------   --------    --------   --------  ---------

  345,155      48,803    190,244    114,292    128,861     347,662    311,362     98,677
 --------   ---------   --------   --------   --------    --------   --------  ---------

  433,623      96,807    241,221    182,851    240,050     403,682    379,187    129,187

  144,954      48,147    215,242     32,391    466,517      62,835    170,840     41,653
 --------   ---------   --------   --------   --------    --------   --------  ---------
 $578,577     144,954   $456,463   $215,242   $706,567    $466,517   $550,027  $ 170,840
 ========   =========   ========   ========   ========    ========   ========  =========

   17,158       7,754     25,833      5,006     67,246      11,375     20,201      6,114
 --------   ---------   --------   --------   --------    --------   --------  ---------
  120,848      52,073     57,366     37,126     76,262      84,070     92,817     40,071
  (85,589)    (42,669)   (36,957)   (16,299)   (60,417)    (28,199)   (62,480)   (25,984)
 --------   ---------   --------   --------   --------    --------   --------  ---------
   52,417      17,158     46,242     25,833     83,091      67,246     50,538     20,201
 ========   =========   ========   ========   ========    ========   ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                              SUBACCOUNTS
                                   ----------------------------------------------------------------
                                          PROFUND
                                       VP SMALL-CAP             PROFUND               PROFUND
                                           VALUE         VP TELECOMMUNICATIONS     VP UTILITIES
                                   --------------------  --------------------  --------------------
                                   01/01/2010 01/01/2009 01/01/2010 01/01/2009 01/01/2010 01/01/2009
                                       TO         TO         TO         TO         TO         TO
                                   12/31/2010 12/31/2009 12/31/2010 12/31/2009 12/31/2010 12/31/2009
                                   ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)....  $ (4,163)  $   (753)  $  1,334   $  7,079   $  2,516   $  6,697
  Capital gains distributions
   received.......................         0          0          0          0          0          0
  Realized gain (loss) on shares
   redeemed.......................    17,490      1,654      3,083     (1,616)     8,108      4,038
  Net change in unrealized gain
   (loss) on investments..........    19,221     18,200     16,440      1,722     (2,710)    30,257
                                    --------   --------   --------   --------   --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    32,548     19,101     20,857      7,185      7,914     40,992
                                    --------   --------   --------   --------   --------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....    25,897    164,944     31,772     74,109     50,357    190,268
  Annuity Payments................         0          0          0          0          0          0
  Surrenders, withdrawals and
   death benefits.................      (598)      (234)       (79)         0       (204)         0
  Net transfers between other
   subaccounts or fixed rate
   option.........................    16,417    (12,223)    73,275        (71)   (57,399)    27,031
  Withdrawal and other
   charges........................    (2,323)       (13)      (852)      (260)    (2,124)      (312)
                                    --------   --------   --------   --------   --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................    39,393    152,474    104,116     73,778     (9,370)   216,987
                                    --------   --------   --------   --------   --------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................    71,941    171,575    124,973     80,963     (1,456)   257,979

NET ASSETS
  Beginning of period.............   186,564     14,989    121,325     40,362    296,707     38,728
                                    --------   --------   --------   --------   --------   --------
  End of period...................  $258,505   $186,564   $246,298   $121,325   $295,251   $296,707
                                    ========   ========   ========   ========   ========   ========

  Beginning units.................    21,915      2,084     15,804      5,553     37,739      5,365
                                    --------   --------   --------   --------   --------   --------
  Units issued....................    62,761     30,064     28,097     19,014     26,647     43,864
  Units redeemed..................   (59,352)   (10,233)   (18,514)    (8,763)   (28,356)   (11,490)
                                    --------   --------   --------   --------   --------   --------
  Ending units....................    25,324     21,915     25,387     15,804     36,030     37,739
                                    ========   ========   ========   ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------
       PROFUND                PROFUND             AST JENNISON            AST JENNISON
    VP LARGE-CAP           VP LARGE-CAP          LARGE-CAP VALUE        LARGE-CAP GROWTH
       GROWTH                  VALUE                PORTFOLIO               PORTFOLIO
--------------------   --------------------  ----------------------  ----------------------
01/01/2010  01/01/2009 01/01/2010 01/01/2009  01/01/2010  01/01/2009  01/01/2010  01/01/2009
    TO          TO         TO         TO          TO          TO          TO          TO
12/31/2010  12/31/2009 12/31/2010 12/31/2009  12/31/2010  12/31/2009  12/31/2010  12/31/2009
----------  ---------- ---------- ---------- -----------  ---------- -----------  ----------
 $ (9,961)   $ (4,641)  $ (4,307)  $  2,449  $  (143,955)  $   (452) $   (93,986)  $   (235)

        0           0          0          0       14,850          0            0          0

   47,103      21,116     (6,405)     1,886      (99,339)      (566)     (23,619)         3
   29,370      95,905     56,279     23,695    2,127,994      8,917    1,436,671      5,376
 --------    --------   --------   --------  -----------   --------  -----------   --------

   66,512     112,380     45,567     28,030    1,899,550      7,899    1,319,066      5,144
 --------    --------   --------   --------  -----------   --------  -----------   --------
   43,716     489,520    311,992    342,878   18,347,732    355,342   12,060,589    159,860
        0           0          0          0            0          0            0          0

   (3,083)     (1,563)      (218)         0      (89,452)         0      (42,002)         0
      419     (32,830)    49,815    (55,409)   4,214,808    123,854    2,484,324     84,458

   (5,139)     (1,031)    (4,625)       (19)     (50,576)        (4)     (32,878)         0
 --------    --------   --------   --------  -----------   --------  -----------   --------
   35,913     454,096    356,964    287,450   22,422,512    479,192   14,470,033    244,318
 --------    --------   --------   --------  -----------   --------  -----------   --------
  102,425     566,476    402,531    315,480   24,322,062    487,091   15,789,099    249,462
  574,399       7,923    330,233     14,753      487,091          0      249,462          0
 --------    --------   --------   --------  -----------   --------  -----------   --------
  676,824    $574,399   $732,764   $330,233  $24,809,153   $487,091  $16,038,561   $249,462
 ========    ========   ========   ========  ===========   ========  ===========   ========
   66,952       1,179     44,746      2,353       47,286          0       24,230          0
 --------    --------   --------   --------  -----------   --------  -----------   --------
   65,856      92,956    123,013     59,814    2,628,218     52,180    1,724,146     24,241
  (62,118)    (27,183)   (78,723)   (17,421)    (356,193)    (4,894)    (270,661)       (11)
 --------    --------   --------   --------  -----------   --------  -----------   --------
   70,690      66,952     89,036     44,746    2,319,311     47,286    1,477,715     24,230
 ========    ========   ========   ========  ===========   ========  ===========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                             SUBACCOUNTS
                                   ------------------------------------------------------------------------


                                   CREDIT SUISSE TRUST INTERNATIONAL                             AST BOND
                                   EQUITY FLEX III PORTFOLIO         AST BOND PORTFOLIO 2020  PORTFOLIO 2017
                                   --------------------------------  -----------------------  --------------
                                   01/01/2010       01/01/2009        01/01/2010  01/01/2009    1/4/2010*
                                       TO               TO                TO          TO            TO
                                   12/31/2010       12/31/2009        12/31/2010  12/31/2009    12/31/2010
                                   ----------       ----------       -----------  ----------  --------------
OPERATIONS
  Net investment income (loss).... $ (119,376)      $   (7,393)      $  (320,238) $   (9,481)  $  (120,888)
  Capital gains distributions
   received.......................          0                0                 0           0             0
  Realized gain (loss) on shares
   redeemed.......................     (2,119)             669         1,543,442      (9,820)      734,749
  Net change in unrealized gain
   (loss) on investments..........  1,054,177           99,411           155,536     (30,379)      (26,183)
                                     ----------       ----------     -----------  ----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    932,682           92,687         1,378,740     (49,680)      587,678
                                     ----------       ----------     -----------  ----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....     56,224              171               954           0      (206,899)
  Annuity Payments................     (6,941)          (2,514)                0           0             0
  Surrenders, withdrawals and
   death benefits.................   (911,480)         (34,762)         (763,323)    (10,894)     (241,318)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    176,706        9,653,795        15,532,076   1,056,845     4,606,659
  Withdrawal and other
   charges........................     (4,929)            (286)          (11,533)          0             0
                                     ----------       ----------     -----------  ----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   (690,420)       9,616,404        14,758,174   1,045,951     4,158,442
                                     ----------       ----------     -----------  ----------   -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................    242,262        9,709,091        16,136,914     996,271     4,746,120

NET ASSETS
  Beginning of period.............  9,709,091                0           996,271           0             0
                                     ----------       ----------     -----------  ----------   -----------
  End of period................... $9,951,353       $9,709,091       $17,133,185  $  996,271   $ 4,746,120
                                     ==========       ==========     ===========  ==========   ===========

  Beginning units.................    961,736                0           113,597           0             0
                                     ----------       ----------     -----------  ----------   -----------
  Units issued....................     91,617          970,589         6,821,656     360,676     2,279,990
  Units redeemed..................   (162,734)          (8,853)       (5,164,187)   (247,079)   (1,830,433)
                                     ----------       ----------     -----------  ----------   -----------
  Ending units....................    890,619          961,736         1,771,066     113,597       449,557
                                     ==========       ==========     ===========  ==========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                  WELLS FARGO        WELLS FARGO           WELLS FARGO         WELLS FARGO         WELLS FARGO
  AST BOND     ADVANTAGE VT CORE     ADVANTAGE VT         ADVANTAGE VT      ADVANTAGE VT SMALL ADVANTAGE VT SMALL
 PORTFOLIO     EQUITY PORTFOLIO  INTERNATIONAL EQUITY     OMEGA GROWTH          CAP GROWTH     CAP VALUE PORTFOLIO
    2021         SHARE CLASS 1     PORTFOLIO SHARE    PORTFOLIO SHARE CLASS  PORTFOLIO SHARE      SHARE CLASS 1
-----------    ----------------- -------------------- --------------------- ------------------ -------------------
 1/4/2010*        7/16/2010*          7/16/2010*           7/16/2010*           7/16/2010*         7/16/2010*
     TO               TO                  TO                   TO                   TO                 TO
 12/31/2010       12/31/2010          12/31/2010           12/31/2010           12/31/2010         12/31/2010
-----------    ----------------- -------------------- --------------------- ------------------ -------------------
$  (123,369)      $  (15,987)          $ (7,731)           $  (13,737)           $ (5,898)         $  (16,134)

          0                0                  0                     0                   0                   0

   (394,532)          33,375             18,392                33,466              12,918              32,270
   (591,330)         393,326            176,401               392,777             178,554             397,279
-----------       ----------           --------            ----------            --------          ----------

 (1,109,231)         410,714            187,062               412,506             185,574             413,415
-----------       ----------           --------            ----------            --------          ----------

     (1,864)             436                (18)                   17                  (9)                 46
          0                0                  0                     0                   0                   0

   (308,971)        (226,234)           (90,127)             (216,468)            (81,215)           (271,331)
 26,303,043        1,919,017            888,420             1,694,559             700,216           2,016,712

       (108)          (2,009)              (912)               (2,086)               (671)             (2,805)
-----------       ----------           --------            ----------            --------          ----------

 25,992,100        1,691,210            797,363             1,476,022             618,321           1,742,622
-----------       ----------           --------            ----------            --------          ----------

 24,882,869        2,101,924            984,425             1,888,528             803,895           2,156,037

          0                0                  0                     0                   0                   0
-----------       ----------           --------            ----------            --------          ----------
 24,882,869       $2,101,924           $984,425            $1,888,528            $803,895          $2,156,037
===========       ==========           ========            ==========            ========          ==========

          0                0                  0                     0                   0                   0
-----------       ----------           --------            ----------            --------          ----------
  4,286,029          168,512             78,496             1,100,909              75,490             214,443
 (2,024,986)         (20,924)           (10,161)             (140,035)             (9,847)            (31,773)
-----------       ----------           --------            ----------            --------          ----------
  2,261,043          147,588             68,335               960,874              65,643             182,670
===========       ==========           ========            ==========            ========          ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2010

NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 16, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One 3, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, Discovery Choice, Prudential Premier B, L, X Series, Prudential Premier Bb Series, Prudential Premier Retirement X, B, L, C Series and Prudential Premier Advisor variable annuity contracts are invested in the Account.

        Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. was renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred twenty-two subaccounts within the Account, of which one hundred and twenty-one had activity during 2010. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:

 PRUDENTIAL SERIES FUND    ADVANCED SERIES TRUST     AST Marsico Capital
 Money Market Portfolio    AST AllianceBernstein      Growth Portfolio
 Diversified Bond           Growth & Income          AST MFS Growth Portfolio
  Portfolio                 Portfolio                AST Neuberger Berman
 Equity Portfolio          AST American Century       Mid-Cap Growth Portfolio
 Flexible Managed           Income & Growth          AST Neuberger Berman /
  Portfolio                 Portfolio                 LSV Mid-Cap Value
 Conservative Balanced     AST Schroders              Portfolio
  Portfolio                 Multi-Asset World        AST PIMCO Limited
 Value Portfolio            Strategies Portfolio      Maturity Bond Portfolio
 High Yield Bond Portfolio AST Cohen & Steers        AST AllianceBernstein
 Natural Resources          Realty Portfolio          Core Value Portfolio
  Portfolio                AST J.P. Morgan           AST QMA US Equity Alpha
 Stock Index Portfolio      Strategic Opportunities  AST T.Rowe Price Natural
 Global Portfolio           Portfolio                 Resources Portfolio
 Jennison Portfolio        AST Neuberger Berman      AST T.Rowe Price Asset
 Small Capitalization       Small-Cap Growth          Allocation Portfolio
  Stock Portfolio           Portfolio                AST MFS Global Equity
 Jennison 20/20 Focus      AST High Yield Portfolio   Portfolio
  Portfolio                AST Federated Aggressive  AST JPMorgan
 SP Davis Value Portfolio   Growth Portfolio          International Equity
 SP Small Cap Value        AST Mid-Cap Value          Portfolio
  Portfolio                 Portfolio                AST T.Rowe Price Global
 SP Strategic Partners     AST Small-Cap Value        Bond Portfolio
  Focused Growth Portfolio  Portfolio                AST Aggressive Asset
 SP Mid Cap Growth         AST Goldman Sachs          Allocation Portfolio
  Portfolio                 Concentrated Growth      AST Capital Growth Asset
 SP Prudential U.S.         Portfolio                 Allocation Portfolio
  Emerging Growth          AST Goldman Sachs
  Portfolio                 Mid-Cap Growth Portfolio
 SP Growth Asset           AST Large-Cap Value
  Allocation Portfolio      Portfolio
 SP International Growth   AST Lord Abbett
  Portfolio                 Bond-Debenture Portfolio
 SP International Value
  Portfolio

                                      A55

 ADVANCED SERIES TRUST     AST Jennison Large-Cap    Overseas Portfolio -
 (CONT.)                    Value Portfolio           Institutional Shares
 AST Value Portfolio       AST Jennison Large Cap    Janus Portfolio -
 AST Academic Strategies    Growth Portfolio          Service Shares
  Asset Allocation         AST Bond Portfolio 2017
  Portfolio                AST Bond Portfolio 2021   MFS VARIABLE INSURANCE
 AST Balanced Asset        ALLIANCE BERNSTEIN        TRUST
  Allocation Portfolio     VARIABLE PRODUCT SERIES   Growth Series - Initial
 AST Preservation Asset    Large Cap Growth           Class
  Allocation Portfolio      Portfolio Class B        Research Series -
 AST First Trust Balanced  AMERICAN CENTURY           Initial Class
  Target Portfolio         VARIABLE PORTFOLIOS
 AST First Trust Capital   Value Fund                PREMIER VIT
  Appreciation Target                                OPCAP Managed Portfolio
  Portfolio                CREDIT SUISSE              Class 1
 AST Advanced Strategies   Trust International       NACM Small Cap Portfolio
  Portfolio                 Equity Flex III           Class 1
 AST T.Rowe Price           Portfolio
  Large-Cap Growth                                   PROFUND
  Portfolio                DAVIS                     VP Consumer Services
 AST Money Market          Value Portfolio           VP Consumer Goods
  Portfolio                                          VP Financials
 AST Small-Cap Growth      EVERGREEN VA              VP Healthcare
  Portfolio                Diversified Capital       VP Industrials
 AST PIMCO Total Return     Builder Fund             VP Mid-Cap Growth
  Bond Portfolio           Growth Fund               VP Mid-Cap Value
 AST International Value   Omega Fund                VP Real Estate
  Portfolio                Special Values Fund       VP Small-Cap Growth
 AST International Growth  International Equity Fund VP Small-Cap Value
  Portfolio                Fundamental Large Cap     VP Telecommunications
 AST Western Asset Core     Fund                     VP Utilities
  Plus Bond Portfolio                                VP Large-Cap Growth
 AST Investment Grade      FRANKLIN TEMPLETON FUNDS  VP Large-Cap Value
  Bond Portfolio           Small-Mid Cap Growth
 AST Bond Portfolio 2018    Securities Fund          INVESCO VARIABLE
 AST Bond Portfolio 2019   VIP Founding Funds         INSURANCE
 AST Global Real Estate     Allocation Fund          Core Equity Fund
  Portfolio
 AST Parametric Emerging   NATIONWIDE VARIABLE       T. ROWE PRICE
  Markets Equity Portfolio INSURANCE TRUST           International Stock
 AST Goldman Sachs         Developing Markets Fund    Portfolio
  Small-Cap Value                                    Equity Income Portfolio
  Portfolio                JANUS ASPEN SERIES
 AST CLS Growth Asset      Janus Portfolio -         WELLS FARGO
  Allocation Portfolio      Institutional Shares     Advantage VT Core Equity
 AST CLS Moderate Asset                               Portfolio Share Class 1
  Allocation Portfolio                               Advantage VT Omega
 AST Horizon Growth Asset                             Growth Portfolio Share
  Allocation Portfolio                                Class 1
 AST Horizon Moderate                                Advantage VT Small Cap
  Asset Allocation                                    Growth Portfolio
  Portfolio                                           Share Class 1
 AST FI Pyramis(R) Asset                             Advantage VT
  Allocation Portfolio                                International Equity
 AST Bond Portfolio 2016                              Portfolio Share Class 1
 AST Bond Portfolio 2020                             Advantage VT Small Cap
                                                      Value Portfolio Share
                                                      Class 1

        The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

        At December 31, 2010, there were no balances or transactions for the period then ended pertaining to AST Bond Portfolio 2016.

        The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2010 as net transfers between subaccounts. The transfers occurred as follows:

                                      A56

                                     REMOVED PORTFOLIO                  SURVIVING PORTFOLIO
     APRIL 30, 2010       ---------------------------------------- -----------------------------
                                  EVERGREEN VA DIVERSIFIED
                                   CAPITAL BUILDER FUND*            AST MONEY MARKET PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                     61,089                         77,829,210
Value....................               $      11.72                       $       1.00
Net assets before merger.               $    715,960                       $ 77,113,250
Net assets after merger..               $          0                       $ 77,829,210

                                  EVERGREEN VA DIVERSIFIED            PRUDENTIAL MONEY MARKET
                                   CAPITAL BUILDER FUND*                     PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                     61,089                         29,611,903
Value....................               $      11.72                       $      10.00
Net assets before merger.               $    715,960                       $192,892,995
Net assets after merger..               $          0                       $296,119,027

                                 PREMIER VIT OPCAP MANAGED            PRUDENTIAL MONEY MARKET
                                      PORFOLIO CLASS 1                       PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                  2,396,899                         29,611,903
Value....................               $      30.18                       $      10.00
Net assets before merger.               $ 72,343,206                       $192,892,995
Net assets after merger..               $          0                       $296,119,027

                                 PREMIER VIT NACM SMALL CAP           PRUDENTIAL MONEY MARKET
                                     PORTFOLIO CLASS 1                       PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                  1,673,566                         29,611,903
Value....................               $      18.03                       $      10.00
Net assets before merger.               $ 30,166,866                       $192,892,995
Net assets after merger..               $          0                       $296,119,027

                                   PRUDENTIAL SP MID CAP            SP PRUDENTIAL U.S. EMERGING
                                      GROWTH PORTFOLIO                   GROWTH PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                 11,454,451                         22,509,680
Value....................               $       5.00                       $       7.00
Net assets before merger.               $ 57,272,254                       $100,295,504
Net assets after merger..               $          0                       $157,567,758

                            PRUDENTIAL SP DAVIS VALUE PORTFOLIO     PRUDENTIAL VALUE PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                 14,683,085                         23,015,610
Value....................               $       9.15                       $      16.19
Net assets before merger.               $134,350,224                       $238,272,501
Net assets after merger..               $          0                       $372,622,725

                          PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED
                                      GROWTH PORTFOLIO             PRUDENTIAL JENNISON PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                  2,723,849                         14,740,770
Value....................               $       6.88                       $      21.65
Net assets before merger.               $ 18,740,080                       $300,397,591
Net assets after merger..               $          0                       $319,137,671

                                     REMOVED PORTFOLIO                  SURVIVING PORTFOLIO
     JULY 16, 2010        ---------------------------------------- -----------------------------
                                                                     WELLS FARGO ADVANTAGE VT
                             EVERGREEN VA FUNDAMENTAL LARGE CAP     CORE EQUITY PORTFOLIO SHARE
                                            FUND                              CLASS 1
                          ---------------------------------------- -----------------------------
Shares...................                    119,536                            119,536
Value....................               $      16.05                       $      16.05
Net assets before merger.               $  1,918,113                       $          0
Net assets after merger..               $          0                          1,918,113

                                                                     WELLS FARGO ADVANTAGE VT
                                                                      OMEGA GROWTH PORTFOLIO
                                  EVERGREEN VA OMEGA FUND                  SHARE CLASS 1
                          ---------------------------------------- -----------------------------
Shares...................                     87,374                             87,374
Value....................               $      19.09                       $      19.09
Net assets before merger.               $  1,667,946                       $          0
Net assets after merger..               $          0                       $  1,667,946

                                      A57

                             REMOVED PORTFOLIO       SURVIVING PORTFOLIO
       JULY 16, 2010        -------------------- ----------------------------
                                                   WELLS FARGO ADVANTAGE VT
                            EVERGREEN VA GROWTH   SMALL CAP GROWTH PORTFOLIO
                                    FUND                SHARE CLASS 1
                            -------------------- ----------------------------
  Shares...................          62,950                  114,477
  Value....................      $    11.39               $     6.26
  Net assets before merger.      $  717,165               $        0
  Net assets after merger..      $        0               $  717,165

                                EVERGREEN VA       WELLS FARGO ADVANTAGE VT
                            INTERNATIONAL EQUITY     INTERNATIONAL EQUITY
                                    FUND           PORTFOLIO SHARE CLASS 1
                            -------------------- ----------------------------
  Shares...................          95,553                  197,787
  Value....................      $     9.77               $     4.72
  Net assets before merger.      $  933,376               $        0
  Net assets after merger..      $        0               $  933,376

                                                    WELLS FARGO ADVANTAGE
                            EVERGREEN VA SPECIAL VT SMALL CAP VALUE PORTFOLIO
                                VALUES FUND             SHARE CLASS 1
                            -------------------- ----------------------------
  Shares...................         178,869                  278,698
  Value....................      $    11.47               $     7.36
  Net assets before merger.      $2,051,359               $        0
  Net assets after merger..      $        0               $2,051,359

        *Please note that the assets before merger of the Evergreen Diversified Capital Builder Fund were transferred to either Prudential Money Market Portfolio or AST Money Market Portfolio, based on contract holder's pre-merger investment option.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Account adopted this guidance effective January 1, 2010. The required disclosures are provided in Note 3.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.


                                      A58

NOTE 3: FAIR VALUE


        The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data.

        Level 3--Fair value is based on unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2010. All funds have been classified as level 1 with the exception of proprietary funds, consisting of all AST and PruSeries funds, and any non-proprietary funds not available for public investment, as listed below.

                                                                AS OF DECEMBER 31, 2010
                                                    -----------------------------------------------
                                                    LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                                    ------- --------------- ------- ---------------
Proprietary Funds ( AST & PruSeries)...............   $0    $29,074,202,079   $0    $29,074,202,079
Invesco V.I. Core Equity Fund......................   $0        100,795,946   $0    $   100,795,946
AllianceBernstein Large Cap Growth.................   $0          5,195,526   $0    $     5,195,526
Davis Value Portfolio..............................   $0         34,078,922   $0    $    34,078,922
Janus Aspen Janus Portfolio - Service Shares.......   $0         13,998,350   $0    $    13,998,350
Janus Aspen Janus Portfolio - Institutional Shares.   $0         64,686,850   $0    $    64,686,850
Janus Aspen Overseas Portfolio - Institutional
 Shares............................................   $0        166,660,619   $0    $   166,660,619
NVIT Developing Markets............................   $0         25,523,843   $0    $    25,523,843
ProFund VP Consumer Services.......................   $0             80,168   $0    $        80,168
ProFund VP Consumer Goods..........................   $0            125,434   $0    $       125,434
ProFund VP Financials..............................   $0            986,895   $0    $       986,895
ProFund VP Health Care.............................   $0            864,436   $0    $       864,436
ProFund VP Industrials.............................   $0            214,035   $0    $       214,035
ProFund VP Mid-Cap Growth..........................   $0            578,577   $0    $       578,577
ProFund VP Mid-Cap Value...........................   $0            456,463   $0    $       456,463
ProFund VP Real Estate.............................   $0            706,567   $0    $       706,567
ProFund VP Small-Cap Growth........................   $0            550,027   $0    $       550,027
ProFund VP Small-Cap Value.........................   $0            258,505   $0    $       258,505
ProFund VP Telecommunications......................   $0            246,298   $0    $       246,298
ProFund VP Utilities...............................   $0            295,251   $0    $       295,251
ProFund VP Large-Cap Growth........................   $0            676,824   $0    $       676,824
ProFund VP Large-Cap Value.........................   $0            732,764   $0    $       732,764
Wells Fargo Advantage VT Core Equity Portfolio
 Share Class 1.....................................   $0          2,101,924   $0    $     2,101,924
Wells Fargo Advantage VT International Equity
 Portfolio Share Class 1...........................   $0            984,425   $0    $       984,425

                                      A59

                                                                 AS OF DECEMBER 31, 2010
                                                           ------------------------------------
                                                           LEVEL 1  LEVEL 2  LEVEL 3   TOTAL
                                                           ------- --------- ------- ----------
Wells Fargo Advantage VT Omega Growth Portfolio Share
 Class 1..................................................   $0    1,888,528   $0    $1,888,528
Wells Fargo Advantage VT Small Cap Growth Portfolio Share
 Class 1..................................................   $0      803,895   $0    $  803,895
Wells Fargo Advantage VT Small Cap Value Portfolio Share
 Class 1..................................................   $0    2,156,037   $0    $2,156,037

        During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

        As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time.

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2010 were as follows:

                                                           PURCHASES       SALES
                                                          ------------ -------------
Prudential Money Market Portfolio........................ $149,829,397 $(136,046,015)
Prudential Diversified Bond Portfolio.................... $  3,308,147 $ (33,333,788)
Prudential Equity Portfolio.............................. $  1,920,376 $ (33,098,943)
Prudential Flexible Managed Portfolio.................... $     61,822 $  (2,315,134)
Prudential Conservative Balanced Portfolio............... $    252,666 $  (3,985,794)
Prudential Value Portfolio............................... $139,914,657 $ (50,339,527)
Prudential High Yield Bond Portfolio..................... $ 12,057,323 $ (50,709,437)
Prudential Natural Resources Portfolio................... $    194,381 $  (2,021,348)
Prudential Stock Index Portfolio......................... $  6,318,558 $ (48,782,852)
Prudential Global Portfolio.............................. $  1,582,914 $ (10,639,415)
Prudential Jennison Portfolio............................ $ 21,335,296 $ (47,304,057)
Prudential Small Capitalization Stock Portfolio.......... $  1,936,188 $  (8,198,613)
T. Rowe Price International Stock Portfolio.............. $  1,436,334 $  (3,315,411)
T. Rowe Price Equity Income Portfolio.................... $    935,249 $  (9,106,528)
Premier VIT OPCAP Managed Portfolio Class 1.............. $        170 $ (85,002,467)
Premier VIT NACM Small Cap Portfolio Class 1............. $     30,314 $ (35,797,378)
Invesco V.I. Core Equity Fund............................ $    109,619 $ (14,362,088)
Janus Aspen Janus Portfolio - Institutional Shares....... $    597,967 $  (8,437,850)
Janus Aspen Overseas Portfolio - Institutional Shares.... $  2,719,789 $ (25,854,938)
MFS Research Series - Initial Class...................... $    287,403 $  (3,097,104)
MFS Growth Series - Initial Class........................ $    303,011 $  (8,001,799)
American Century VP Value Fund........................... $    615,901 $  (3,290,703)
Franklin Small-Mid Cap Growth Securities Fund............ $    918,808 $  (3,359,812)
Prudential Jennison 20/20 Focus Portfolio................ $  2,023,346 $  (8,414,810)
Davis Value Portfolio.................................... $  1,036,420 $  (5,076,129)
AllianceBernstein VPS Large Cap Growth Portfolio Class B. $    372,746 $  (1,158,732)

                                      A60

                                                             PURCHASES         SALES
                                                           -------------- ---------------
Prudential SP Davis Value Portfolio....................... $      786,227 $  (142,494,241)
Prudential SP Small Cap Value Portfolio................... $    5,339,868 $   (25,177,053)
Janus Aspen Janus Portfolio - Service Shares.............. $      440,380 $    (3,279,779)
Prudential SP Strategic Partners Focused Growth Portfolio. $      887,036 $   (20,191,145)
Prudential SP Mid Cap Growth Portfolio.................... $      594,174 $   (60,718,146)
SP Prudential U.S. Emerging Growth Portfolio.............. $   60,649,379 $   (24,662,446)
Prudential SP Growth Asset Allocation Portfolio........... $    7,325,777 $   (88,043,073)
Prudential SP International Growth Portfolio.............. $    2,578,644 $   (10,866,230)
Prudential SP International Value Portfolio............... $    2,094,217 $   (10,778,634)
Evergreen VA Diversified Capital Builder Fund............. $       25,563 $      (922,903)
Evergreen VA Growth Fund.................................. $        9,530 $      (793,260)
Evergreen VA Omega Fund................................... $       12,760 $    (1,899,124)
Evergreen VA Special Values Fund.......................... $       12,099 $    (2,324,691)
Evergreen VA International Equity Fund.................... $       12,492 $    (1,088,971)
Evergreen VA Fundamental Large Cap Fund................... $       74,367 $    (2,066,484)
AST AllianceBernstein Growth & Income Portfolio........... $   43,549,266 $   (10,200,237)
AST American Century Income & Growth Portfolio............ $   35,467,724 $    (7,618,924)
AST Schroders Multi-Asset World Strategies Portfolio...... $  949,592,355 $   (91,000,936)
AST Cohen & Steers Realty Portfolio....................... $   47,236,586 $    (9,396,036)
AST JPMorgan Strategic Opportunities Portfolio............ $  359,832,102 $   (66,419,561)
AST Value Portfolio....................................... $   14,300,883 $    (7,731,909)
AST Neuberger Berman Small-Cap Growth Portfolio........... $   18,848,397 $    (4,570,285)
AST High Yield Portfolio.................................. $   65,061,472 $   (19,548,099)
AST Federated Aggressive Growth Portfolio................. $   30,456,895 $    (9,109,442)
AST Mid-Cap Value Portfolio............................... $   22,968,076 $    (4,614,602)
AST Small-Cap Value Portfolio............................. $   26,816,921 $    (9,473,958)
AST Goldman Sachs Concentrated Growth Portfolio........... $   47,119,743 $   (21,560,398)
AST Goldman Sachs Mid-Cap Growth Portfolio................ $   66,593,803 $   (19,701,730)
AST Large-Cap Value Portfolio............................. $   21,531,661 $   (13,095,590)
AST Lord Abbett Bond-Debenture Portfolio.................. $   38,421,660 $   (13,564,995)
AST Marsico Capital Growth Portfolio...................... $   53,438,738 $   (18,209,582)
AST MFS Growth Portfolio.................................. $   20,843,317 $    (5,121,283)
AST Neuberger Berman Mid-Cap Growth Portfolio............. $   44,016,252 $   (10,044,029)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio........ $   57,630,905 $   (16,265,045)
AST PIMCO Limited Maturity Bond Portfolio................. $   82,787,217 $   (30,532,807)
AST AllianceBernstein Core Value Portfolio................ $   34,485,736 $   (11,555,615)
AST QMA US Equity Alpha Portfolio......................... $   13,056,862 $    (3,803,101)
AST T. Rowe Price Natural Resources Portfolio............. $  135,501,847 $   (45,285,463)
AST T. Rowe Price Asset Allocation Portfolio.............. $1,168,611,930 $  (125,965,125)
AST MFS Global Equity Portfolio........................... $   52,822,943 $   (10,099,644)
AST JPMorgan International Equity Portfolio............... $   64,878,464 $   (16,644,625)
AST T. Rowe Price Global Bond Portfolio................... $   54,517,478 $   (16,394,199)
AST Aggressive Asset Allocation Portfolio................. $   21,111,963 $   (30,682,926)
AST Capital Growth Asset Allocation Portfolio............. $1,685,726,056 $  (555,016,279)
AST Academic Strategies Asset Allocation Portfolio........ $1,296,510,512 $  (250,718,257)
AST Balanced Asset Allocation Portfolio................... $1,471,378,376 $  (379,280,406)
AST Preservation Asset Allocation Portfolio............... $1,032,204,556 $  (202,144,735)
AST First Trust Balanced Target Portfolio................. $  673,079,986 $   (81,657,816)
AST First Trust Capital Appreciation Target Portfolio..... $  966,995,542 $  (230,988,249)
AST Advanced Strategies Portfolio......................... $1,015,219,157 $  (147,261,214)
AST T. Rowe Price Large-Cap Growth Portfolio.............. $   96,403,417 $   (29,536,124)
AST Money Market Portfolio................................ $  192,175,145 $  (135,591,417)
AST Small-Cap Growth Portfolio............................ $   35,682,487 $   (11,998,749)
AST PIMCO Total Return Bond Portfolio..................... $  789,581,834 $  (144,845,579)
AST International Value Portfolio......................... $   31,264,285 $    (7,027,107)
AST International Growth Portfolio........................ $   31,971,633 $    (7,276,771)
NVIT Developing Markets Fund.............................. $    6,531,746 $    (5,615,107)
AST Investment Grade Bond Portfolio....................... $2,081,650,795 $(2,260,203,825)
AST Western Asset Core Plus Bond Portfolio................ $  146,768,870 $   (28,423,945)
AST Bond Portfolio 2018................................... $   10,830,479 $   (20,980,169)
AST Bond Portfolio 2019................................... $   15,902,810 $   (19,390,546)

                                      A61

                                                                        PURCHASES       SALES
                                                                       ------------ -------------
AST Global Real Estate Portfolio...................................... $ 21,747,195 $  (3,505,169)
AST Parametric Emerging Markets Equity Portfolio...................... $124,463,036 $ (20,538,573)
Franklin Templeton VIP Founding Funds Allocation Fund................. $989,373,445 $(133,171,315)
AST Goldman Sachs Small-Cap Value Portfolio........................... $ 62,005,180 $  (8,875,931)
AST CLS Growth Asset Allocation Portfolio............................. $693,742,826 $(111,491,938)
AST CLS Moderate Asset Allocation Portfolio........................... $681,744,705 $ (39,789,048)
AST Horizon Growth Asset Allocation Portfolio......................... $471,875,279 $ (73,303,921)
AST Horizon Moderate Asset Allocation Portfolio....................... $508,517,409 $ (36,845,742)
AST FI Pyramis(R) Asset Allocation Portfolio.......................... $341,301,536 $ (40,325,132)
ProFund VP Consumer Services.......................................... $    160,386 $    (113,350)
ProFund VP Consumer Goods Portfolio................................... $    207,652 $    (176,246)
ProFund VP Financials................................................. $    833,334 $    (635,106)
ProFund VP Health Care................................................ $    707,900 $    (270,732)
ProFund VP Industrials................................................ $    161,405 $     (67,404)
ProFund VP Mid-Cap Growth............................................. $  1,136,423 $    (796,178)
ProFund VP Mid-Cap Value.............................................. $    472,149 $    (287,070)
ProFund VP Real Estate................................................ $    535,591 $    (417,179)
ProFund VP Small-Cap Growth........................................... $    843,873 $    (537,780)
ProFund VP Small-Cap Value............................................ $    530,712 $    (495,678)
ProFund VP Telecommunications......................................... $    239,077 $    (137,235)
ProFund VP Utilities.................................................. $    203,434 $    (217,611)
ProFund VP Large-Cap Growth........................................... $    519,596 $    (494,036)
ProFund VP Large-Cap Value............................................ $    869,309 $    (522,534)
AST Jennison Large-Cap Value Portfolio................................ $ 24,668,697 $  (2,391,739)
AST Jennison Large-Cap Growth Portfolio............................... $ 16,088,593 $  (1,712,546)
Credit Suisse Trust International Equity Flex III Portfolio........... $    424,824 $  (1,243,664)
AST Bond Portfolio 2020............................................... $ 59,247,216 $ (44,809,280)
AST Bond Portfolio 2017............................................... $ 23,905,012 $ (19,867,458)
AST Bond Portfolio 2021............................................... $ 44,972,229 $ (19,103,498)
Wells Fargo Advantage VT Core Equity Portfolio Share Class 1.......... $  1,964,594 $    (289,370)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $    935,199 $    (145,567)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $  1,724,653 $    (262,368)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $    723,811 $    (111,388)
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $  2,077,830 $    (351,342)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and

                                      A62
        acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                            PRUDENTIAL MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  198,480 $1.01818 to  $10.32322 $242,080   0.03%    1.00%  to   2.45%   -2.36% to   -0.96%
December 31, 2009  193,139 $1.03827 to  $10.51904 $228,214   0.44%    1.00%  to   2.10%   -1.91% to   -0.60%
December 31, 2008  322,560 $1.05484 to  $10.69759 $382,009   2.58%    1.00%  to   2.45%    0.19% to    1.63%
December 31, 2007  244,095 $1.04749 to  $10.66982 $291,003   4.93%    1.00%  to   2.20%    2.79% to    3.63%
December 31, 2006  223,442 $1.01572 to  $10.36025 $258,478   4.67%    1.35%  to   2.00%    2.67% to    3.35%

                                          PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  114,526 $1.75857 to  $ 2.11964 $242,277   4.20%    1.35%  to   1.65%    8.78% to    9.10%
December 31, 2009  127,376 $1.61669 to  $ 1.94392 $247,133   4.69%    1.35%  to   1.65%   18.56% to   18.91%
December 31, 2008  144,786 $1.36361 to  $ 1.63556 $236,342   5.11%    1.35%  to   1.65%   -5.02% to   -4.74%
December 31, 2007  177,980 $1.43562 to  $ 1.71791 $305,167   5.00%    1.35%  to   1.65%    4.00% to    4.31%
December 31, 2006  203,399 $1.38043 to  $ 1.64793 $334,597   4.86%    1.35%  to   1.65%    3.28% to    3.59%

                                               PRUDENTIAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  120,853 $1.21137 to  $ 2.06117 $229,570   0.79%    1.35%  to   2.00%    9.71% to   10.41%
December 31, 2009  137,058 $1.10036 to  $ 1.86775 $236,025   1.60%    1.35%  to   2.00%   35.47% to   36.32%
December 31, 2008  155,514 $0.80955 to  $ 1.37073 $197,063   1.44%    1.35%  to   2.00%  -39.37% to  -38.98%
December 31, 2007  183,783 $1.33060 to  $ 2.24766 $382,486   1.01%    1.35%  to   2.00%    7.17% to    7.86%
December 31, 2006  215,288 $1.23731 to  $ 2.08496 $417,027   1.04%    1.35%  to   2.00%   10.37% to   11.08%

                                          PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010    7,982 $1.85698 to  $ 1.85698 $ 14,822   2.24%    1.40%  to   1.40%   10.48% to   10.48%
December 31, 2009    9,162 $1.68077 to  $ 1.68077 $ 15,399   3.51%    1.40%  to   1.40%   18.30% to   18.30%
December 31, 2008   10,713 $1.42078 to  $ 1.42078 $ 15,220   2.99%    1.40%  to   1.40%  -25.86% to  -25.86%
December 31, 2007   13,097 $1.91640 to  $ 1.91640 $ 25,100   2.25%    1.40%  to   1.40%    4.89% to    4.89%
December 31, 2006   15,163 $1.82712 to  $ 1.82712 $ 27,704   2.03%    1.40%  to   1.40%   10.62% to   10.62%

                                       PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   12,140 $1.85264 to  $ 1.85264 $ 22,491   2.45%    1.40%  to   1.40%   10.20% to   10.20%
December 31, 2009   14,098 $1.68120 to  $ 1.68120 $ 23,701   3.77%    1.40%  to   1.40%   18.36% to   18.36%
December 31, 2008   16,534 $1.42042 to  $ 1.42042 $ 23,485   3.49%    1.40%  to   1.40%  -22.49% to  -22.49%
December 31, 2007   20,216 $1.83259 to  $ 1.83259 $ 37,048   2.81%    1.40%  to   1.40%    4.65% to    4.65%
December 31, 2006   23,410 $1.75118 to  $ 1.75118 $ 40,995   2.65%    1.40%  to   1.40%    8.91% to    8.91%

                                               PRUDENTIAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  180,228 $1.37128 to  $ 2.69800 $353,298   0.99%    1.35%  to   2.00%   11.63% to   12.34%
December 31, 2009  112,546 $1.22726 to  $10.34659 $228,866   2.07%    1.35%  to   2.00%   38.67% to   40.04%
December 31, 2008  129,517 $0.88118 to  $ 1.71665 $188,188   1.86%    1.35%  to   2.00%  -43.43% to  -43.07%
December 31, 2007  158,069 $1.55562 to  $ 3.01663 $400,689   1.31%    1.35%  to   2.00%    1.15% to    1.81%
December 31, 2006  186,033 $1.53477 to  $ 2.96458 $465,824   1.44%    1.35%  to   2.00%   17.60% to   18.35%

                                      A63

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                          PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   67,908 $1.68340 to  $11.65524 $244,422   8.32%    1.35%  to   2.60%   11.16% to   12.53%
December 31, 2009   77,867 $1.50037 to  $10.36252 $250,477   5.55%    1.35%  to   2.00%    3.33% to   45.21%
December 31, 2008   74,439 $1.03639 to  $ 1.28867 $ 95,747   8.53%    1.35%  to   1.65%  -23.54% to  -23.32%
December 31, 2007   95,300 $1.35549 to  $ 1.68122 $159,924   7.01%    1.35%  to   1.65%    0.96% to    1.26%
December 31, 2006  111,866 $1.34263 to  $ 1.66129 $185,506   7.73%    1.35%  to   1.65%    8.44% to    8.77%

                                         PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010    1,685 $9.31742 to  $ 9.31742 $ 15,700   0.43%    1.40%  to   1.40%   26.22% to   26.22%
December 31, 2009    1,900 $7.38206 to  $ 7.38206 $ 14,027   0.72%    1.40%  to   1.40%   74.66% to   74.66%
December 31, 2008    2,069 $4.22664 to  $ 4.22664 $  8,745   0.79%    1.40%  to   1.40%  -53.65% to  -53.65%
December 31, 2007    2,521 $9.11983 to  $ 9.11983 $ 22,994   0.60%    1.40%  to   1.40%   46.23% to   46.23%
December 31, 2006    2,954 $6.23651 to  $ 6.23651 $ 18,425   1.93%    1.40%  to   1.40%   20.51% to   20.51%

                                            PRUDENTIAL STOCK INDEX PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  197,334 $0.86195 to  $ 1.96089 $318,094   1.77%    1.35%  to   2.00%   12.34% to   13.06%
December 31, 2009  224,226 $0.76501 to  $ 1.73514 $319,014   2.82%    1.35%  to   2.00%   23.61% to   24.41%
December 31, 2008  252,566 $0.61713 to  $ 1.39552 $288,792   2.26%    1.35%  to   2.00%  -38.18% to  -37.77%
December 31, 2007  299,309 $0.99525 to  $ 2.24407 $551,545   1.51%    1.35%  to   2.00%    3.03% to    3.69%
December 31, 2006  353,178 $0.96309 to  $ 2.16530 $631,250   1.56%    1.35%  to   2.00%   13.28% to   14.02%

                                               PRUDENTIAL GLOBAL PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   45,509 $0.86969 to  $ 1.88807 $ 74,473   1.58%    1.35%  to   2.00%   10.53% to   11.24%
December 31, 2009   51,131 $0.78450 to  $ 1.69810 $ 74,998   2.91%    1.35%  to   2.00%   28.83% to   29.64%
December 31, 2008   57,722 $0.60723 to  $ 1.31055 $ 65,031   1.82%    1.35%  to   2.00%  -44.04% to  -43.68%
December 31, 2007   67,856 $1.08191 to  $ 2.32839 $135,883   1.05%    1.35%  to   2.00%    8.30% to    9.00%
December 31, 2006   76,284 $0.99602 to  $ 2.13726 $140,710   0.65%    1.35%  to   2.00%   17.31% to   18.05%

                                              PRUDENTIAL JENNISON PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  182,468 $0.72779 to  $ 2.10942 $309,345   0.44%    1.35%  to   2.00%    9.76% to   10.46%
December 31, 2009  193,983 $0.66114 to  $ 1.91072 $302,738   0.68%    1.35%  to   2.00%   40.23% to   41.12%
December 31, 2008  223,476 $0.47008 to  $ 1.35460 $246,262   0.52%    1.35%  to   2.00%  -38.51% to  -38.11%
December 31, 2007  269,108 $0.76233 to  $ 2.19002 $479,398   0.28%    1.35%  to   2.00%    9.79% to   10.50%
December 31, 2006  323,560 $0.69237 to  $ 1.98290 $525,273   0.28%    1.35%  to   2.00%   -0.20% to    0.44%

                                     PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   22,234 $2.13000 to  $ 3.21282 $ 62,028   0.82%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   24,533 $1.71932 to  $ 2.58701 $ 55,161   1.86%    1.35%  to   1.65%   23.16% to   23.51%
December 31, 2008   28,369 $1.39606 to  $ 2.09568 $ 51,677   1.16%    1.35%  to   1.65%  -32.16% to  -31.96%
December 31, 2007   35,286 $2.05789 to  $ 3.08163 $ 94,435   0.55%    1.35%  to   1.65%   -2.16% to   -1.86%
December 31, 2006   43,383 $2.10323 to  $ 3.14174 $118,332   0.56%    1.35%  to   1.65%   12.81% to   13.15%

                                       T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   18,469 $1.08424 to  $ 1.47671 $ 27,104   0.93%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   19,690 $0.96293 to  $ 1.30828 $ 25,610   2.73%    1.35%  to   1.65%   49.91% to   50.37%
December 31, 2008   21,047 $0.64232 to  $ 0.87049 $ 18,227   1.89%    1.35%  to   1.65%  -49.54% to  -49.39%
December 31, 2007   24,452 $1.27297 to  $ 1.72087 $ 41,885   1.33%    1.35%  to   1.65%   11.19% to   11.52%
December 31, 2006   29,145 $1.14486 to  $ 1.54392 $ 44,784   1.16%    1.35%  to   1.65%   17.17% to   17.51%

                                          T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   34,755 $1.37716 to  $ 2.13003 $ 73,513   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009   38,561 $1.21705 to  $ 1.87780 $ 71,894   2.00%    1.35%  to   1.65%   23.56% to   23.93%
December 31, 2008   43,431 $0.98503 to  $ 1.51606 $ 65,377   2.30%    1.35%  to   1.65%  -37.15% to  -36.96%
December 31, 2007   52,567 $1.56731 to  $ 2.40627 $125,668   1.67%    1.35%  to   1.65%    1.58% to    1.88%
December 31, 2006   63,395 $1.54295 to  $ 2.36313 $148,936   1.55%    1.35%  to   1.65%   17.03% to   17.39%

                          PREMIER VIT OPCAP MANAGED PORTFOLIO CLASS 1 (EXPIRED APRIL 30, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010        0 $1.07869 to  $ 1.56512 $      0   3.59%    1.35%  to   1.65%    6.24% to    6.34%
December 31, 2009   54,213 $1.01532 to  $ 1.47202 $ 79,778   2.44%    1.35%  to   1.65%   21.17% to   21.53%
December 31, 2008   62,795 $0.83791 to  $ 1.21179 $ 76,068   3.15%    1.35%  to   1.65%  -29.98% to  -29.77%
December 31, 2007   76,643 $1.19659 to  $ 1.72622 $132,249   2.18%    1.35%  to   1.65%    1.26% to    1.56%
December 31, 2006   91,386 $1.18165 to  $ 1.70043 $155,331   1.81%    1.35%  to   1.65%    7.87% to    8.20%

                                      A64

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- --------------------  -------- ---------- -----------------  ------------------
                         PREMIER VIT NACM SMALL CAP PORTFOLIO CLASS 1 (EXPIRED APRIL 30, 2010)
                   -------------------------------------------------------------------------------------
December 31, 2010        0 $1.78053 to  $1.92596 $      0   0.13%    1.35%  to   1.65%   15.89% to   16.00%
December 31, 2009   18,642 $1.53637 to  $1.66044 $ 30,935   0.05%    1.35%  to   1.65%   13.70% to   14.04%
December 31, 2008   20,849 $1.35126 to  $1.45680 $ 30,355   0.00%    1.35%  to   1.65%  -42.58% to  -42.41%
December 31, 2007   25,325 $2.35334 to  $2.53111 $ 64,058   0.00%    1.35%  to   1.65%   -1.06% to   -0.77%
December 31, 2006   31,549 $2.37865 to  $2.55214 $ 80,472   0.00%    1.35%  to   1.65%   22.07% to   22.43%

                                             INVESCO V.I. CORE EQUITY FUND
                   -------------------------------------------------------------------------------------
December 31, 2010   56,457 $0.95379 to  $1.81190 $100,796   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009   64,231 $0.88500 to  $1.67706 $106,158   1.83%    1.35%  to   1.65%   26.20% to   26.61%
December 31, 2008   72,675 $0.70126 to  $1.32547 $ 95,030   2.04%    1.35%  to   1.65%  -31.28% to  -31.08%
December 31, 2007   87,692 $1.02044 to  $1.92405 $166,656   1.04%    1.35%  to   1.65%    6.35% to    6.66%
December 31, 2006  105,519 $0.95952 to  $1.80467 $188,149   0.67%    1.35%  to   1.65%   14.81% to   15.16%

                                   JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                   -------------------------------------------------------------------------------------
December 31, 2010   40,445 $0.78421 to  $1.62786 $ 64,687   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009   45,286 $0.69604 to  $1.44140 $ 64,093   0.53%    1.35%  to   1.65%   34.14% to   34.54%
December 31, 2008   51,812 $0.51888 to  $1.07198 $ 54,523   0.73%    1.35%  to   1.65%  -40.70% to  -40.53%
December 31, 2007   61,484 $0.87503 to  $1.80324 $109,043   0.70%    1.35%  to   1.65%   13.21% to   13.55%
December 31, 2006   73,096 $0.77290 to  $1.58878 $114,155   0.47%    1.35%  to   1.65%    9.57% to    9.91%

                                 JANUS ASPEN OVERSEAS PORTFOLIO - INSTITUTIONAL SHARES
                   -------------------------------------------------------------------------------------
December 31, 2010   37,127 $2.52677 to  $4.54962 $166,661   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009   42,555 $2.04970 to  $3.68158 $154,549   0.56%    1.35%  to   1.65%   76.64% to   77.17%
December 31, 2008   48,523 $1.16037 to  $2.07911 $ 99,657   1.20%    1.35%  to   1.65%  -52.89% to  -52.75%
December 31, 2007   58,643 $2.46327 to  $4.40276 $254,812   0.61%    1.35%  to   1.65%   26.22% to   26.60%
December 31, 2006   70,571 $1.95154 to  $3.47954 $242,355   1.95%    1.35%  to   1.65%   44.65% to   45.08%

                                          MFS RESEARCH SERIES - INITIAL CLASS
                   -------------------------------------------------------------------------------------
December 31, 2010   11,770 $1.02309 to  $1.65543 $ 19,367   0.94%    1.35%  to   1.65%   14.02% to   14.36%
December 31, 2009   13,511 $0.89726 to  $1.44843 $ 19,464   1.49%    1.35%  to   1.65%   28.43% to   28.80%
December 31, 2008   15,464 $0.69863 to  $1.12501 $ 17,310   0.54%    1.35%  to   1.65%  -37.13% to  -36.94%
December 31, 2007   18,594 $1.11117 to  $1.78496 $ 33,009   0.72%    1.35%  to   1.65%   11.36% to   11.69%
December 31, 2006   22,867 $0.99783 to  $1.59906 $ 36,354   0.52%    1.35%  to   1.65%    8.69% to    8.99%

                                           MFS GROWTH SERIES - INITIAL CLASS
                   -------------------------------------------------------------------------------------
December 31, 2010   35,471 $0.90488 to  $1.68460 $ 59,323   0.12%    1.35%  to   1.65%   13.46% to   13.80%
December 31, 2009   40,132 $0.79756 to  $1.48114 $ 59,016   0.32%    1.35%  to   1.65%   35.43% to   35.83%
December 31, 2008   45,316 $0.58889 to  $1.09086 $ 49,106   0.23%    1.35%  to   1.65%  -38.43% to  -38.25%
December 31, 2007   54,292 $0.95653 to  $1.76744 $ 95,336   0.00%    1.35%  to   1.65%   19.20% to   19.55%
December 31, 2006   66,215 $0.80244 to  $1.47914 $ 97,350   0.00%    1.35%  to   1.65%    6.16% to    6.45%

                                             AMERICAN CENTURY VP VALUE FUND
                   -------------------------------------------------------------------------------------
December 31, 2010   13,742 $1.64535 to  $1.98934 $ 27,219   2.20%    1.35%  to   1.65%   11.58% to   11.91%
December 31, 2009   15,043 $1.47454 to  $1.77852 $ 26,635   5.79%    1.35%  to   1.65%   17.92% to   18.27%
December 31, 2008   17,240 $1.25041 to  $1.50461 $ 25,826   2.56%    1.35%  to   1.65%  -27.97% to  -27.75%
December 31, 2007   21,699 $1.73593 to  $2.08379 $ 44,987   1.66%    1.35%  to   1.65%   -6.68% to   -6.41%
December 31, 2006   26,126 $1.86028 to  $2.22761 $ 57,938   1.42%    1.35%  to   1.65%   16.73% to   17.08%

                                     FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND
                   -------------------------------------------------------------------------------------
December 31, 2010   16,566 $1.09508 to  $1.89197 $ 30,563   0.00%    1.35%  to   1.65%   25.55% to   25.93%
December 31, 2009   17,918 $0.87224 to  $1.50320 $ 26,268   0.00%    1.35%  to   1.65%   41.25% to   41.68%
December 31, 2008   19,232 $0.61753 to  $1.06167 $ 19,939   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%
December 31, 2007   22,773 $1.09168 to  $1.87203 $ 41,618   0.00%    1.35%  to   1.65%    9.41% to    9.75%
December 31, 2006   27,564 $0.99775 to  $1.70655 $ 45,925   0.00%    1.35%  to   1.65%    6.93% to    7.25%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010   32,078 $1.65622 to  $1.75443 $ 56,225   0.00%    1.35%  to   1.65%    6.08% to    6.40%
December 31, 2009   35,692 $1.56131 to  $1.64969 $ 58,835   0.48%    1.35%  to   1.65%   55.28% to   55.73%
December 31, 2008   38,183 $1.00550 to  $1.05981 $ 40,440   0.56%    1.35%  to   1.65%  -40.14% to  -39.96%
December 31, 2007   44,588 $1.67967 to  $1.76615 $ 78,700   0.56%    1.35%  to   1.65%    8.79% to    9.12%
December 31, 2006   52,651 $1.54401 to  $1.61949 $ 85,221   0.40%    1.35%  to   1.65%   12.28% to   12.61%

                                      A65

                                AT YEAR ENDED                               FOR YEAR ENDED
                   ----------------------------------------  -----------------------------------------------
                                                     NET     INVESTMENT
                   UNITS        UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST      (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  ---------- ---------- -----------------  ------------------
                                                   DAVIS VALUE PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2010   31,083 $1.06904 to  $ 1.10314 $   34,079   1.31%    1.35%  to   1.65%   10.93% to   11.25%
December 31, 2009   34,701 $0.96368 to  $ 0.99157 $   34,218   0.88%    1.35%  to   1.65%   29.03% to   29.41%
December 31, 2008   39,032 $0.74684 to  $ 0.76620 $   29,758   0.93%    1.35%  to   1.65%  -41.30% to  -41.12%
December 31, 2007   48,817 $1.27220 to  $ 1.30132 $   63,255   1.06%    1.35%  to   1.65%    2.92% to    3.24%
December 31, 2006   57,391 $1.23605 to  $ 1.26051 $   72,077   0.76%    1.35%  to   1.65%   13.13% to   13.48%

                                 ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
                   ----------------------------------------------------------------------------------------
December 31, 2010    8,341 $0.60717 to  $ 0.62731 $    5,196   0.28%    1.35%  to   1.65%    8.05% to    8.37%
December 31, 2009    9,659 $0.56193 to  $ 0.57885 $    5,555   0.00%    1.35%  to   1.65%   34.88% to   35.31%
December 31, 2008   10,045 $0.41663 to  $ 0.42781 $    4,273   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%
December 31, 2007   11,891 $0.70378 to  $ 0.72051 $    8,527   0.00%    1.35%  to   1.65%   11.76% to   12.10%
December 31, 2006   15,195 $0.62974 to  $ 0.64277 $    9,727   0.00%    1.35%  to   1.65%   -2.26% to   -1.95%

                               PRUDENTIAL SP DAVIS VALUE PORTFOLIO (EXPIRED APRIL 30, 2010)
                   ----------------------------------------------------------------------------------------
December 31, 2010        0 $1.04208 to  $ 1.40975 $        0   0.00%    1.40%  to   2.00%    4.73% to    4.94%
December 31, 2009  113,739 $0.99404 to  $ 1.34344 $  134,636   1.61%    1.40%  to   2.00%   28.70% to   29.46%
December 31, 2008  126,902 $0.77014 to  $ 1.03785 $  115,973   1.48%    1.40%  to   2.00%  -41.06% to  -40.71%
December 31, 2007  148,469 $1.30281 to  $ 1.75049 $  228,363   0.77%    1.40%  to   2.00%    2.52% to    3.13%
December 31, 2006  168,113 $1.26697 to  $ 1.69738 $  250,553   0.82%    1.40%  to   2.00%   12.78% to   13.45%

                                          PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2010   72,892 $1.42540 to  $ 1.87355 $  127,033   0.65%    1.35%  to   2.00%   23.80% to   24.59%
December 31, 2009   84,747 $1.15021 to  $ 1.50448 $  119,017   1.52%    1.35%  to   2.00%   28.23% to   29.05%
December 31, 2008   94,790 $0.89606 to  $ 1.16633 $  103,259   1.11%    1.35%  to   2.00%  -31.87% to  -31.43%
December 31, 2007  113,884 $1.31385 to  $ 1.70189 $  181,132   0.71%    1.35%  to   2.00%   -5.53% to   -4.92%
December 31, 2006  132,316 $1.38934 to  $ 1.79078 $  221,323   0.54%    1.35%  to   2.00%   12.36% to   13.08%

                                       JANUS ASPEN JANUS PORTFOLIO - SERVICE SHARES
                   ----------------------------------------------------------------------------------------
December 31, 2010   13,323 $0.65560 to  $ 1.46090 $   13,998   0.36%    1.40%  to   2.00%   12.02% to   12.68%
December 31, 2009   16,117 $0.58350 to  $ 1.29652 $   14,998   0.39%    1.40%  to   2.00%   33.34% to   34.14%
December 31, 2008   18,115 $0.43625 to  $ 0.96655 $   12,589   0.58%    1.40%  to   2.00%  -41.05% to  -40.70%
December 31, 2007   20,946 $0.73781 to  $ 1.62992 $   24,219   0.58%    1.40%  to   2.00%   12.54% to   13.21%
December 31, 2006   22,671 $0.65369 to  $ 1.43985 $   22,717   0.28%    1.40%  to   2.00%    8.96% to    9.60%

                    PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (EXPIRED APRIL 30, 2010)
                   ----------------------------------------------------------------------------------------
December 31, 2010        0 $0.69637 to  $ 1.41258 $        0   0.00%    1.35%  to   2.00%   -0.79% to   -0.58%
December 31, 2009   18,224 $0.70125 to  $ 1.42108 $   19,363   0.00%    1.35%  to   2.00%   41.31% to   42.22%
December 31, 2008   20,787 $0.49478 to  $ 0.99972 $   15,423   0.00%    1.35%  to   2.00%  -39.63% to  -39.24%
December 31, 2007   24,365 $0.81707 to  $ 1.64616 $   29,675   0.00%    1.35%  to   2.00%   12.96% to   13.69%
December 31, 2006   28,857 $0.72113 to  $ 1.44859 $   30,789   0.00%    1.35%  to   2.00%   -2.61% to   -1.98%

                              PRUDENTIAL SP MID CAP GROWTH PORTFOLIO (EXPIRED APRIL 30, 2010)
                   ----------------------------------------------------------------------------------------
December 31, 2010        0 $0.59336 to  $ 1.47246 $        0   0.00%    1.35%  to   2.00%   10.15% to   10.38%
December 31, 2009   60,578 $0.53819 to  $ 1.33420 $   54,422   0.00%    1.35%  to   2.00%   28.91% to   29.74%
December 31, 2008   68,431 $0.41627 to  $ 1.02887 $   47,009   0.00%    1.35%  to   2.00%  -43.69% to  -43.34%
December 31, 2007   83,212 $0.73705 to  $ 1.81642 $  100,293   0.21%    1.35%  to   2.00%   13.92% to   14.65%
December 31, 2006   99,310 $0.64505 to  $ 1.58504 $  103,544   0.00%    1.35%  to   2.00%   -3.86% to   -3.25%

                                       SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2010   84,602 $1.11678 to  $ 2.47225 $  155,289   0.41%    1.35%  to   2.00%   18.08% to   18.82%
December 31, 2009   63,068 $0.94298 to  $ 2.08159 $   96,283   0.74%    1.35%  to   2.00%   39.10% to   40.00%
December 31, 2008   71,243 $0.67589 to  $ 1.48767 $   77,729   0.30%    1.35%  to   2.00%  -37.48% to  -37.08%
December 31, 2007   87,699 $1.07786 to  $ 2.36566 $  151,175   0.31%    1.35%  to   2.00%   14.52% to   15.25%
December 31, 2006  103,549 $0.93851 to  $ 2.05363 $  154,141   0.00%    1.35%  to   2.00%    7.44% to    8.13%

                                      PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2010  314,272 $1.04647 to  $11.11512 $  635,833   1.96%    1.35%  to   2.75%   10.85% to   12.37%
December 31, 2009  358,633 $0.93437 to  $ 9.94403 $  636,634   2.20%    1.35%  to   2.75%   22.84% to   24.54%
December 31, 2008  410,509 $0.75284 to  $ 8.02802 $  576,128   1.71%    1.35%  to   2.75%  -38.07% to  -37.21%
December 31, 2007  486,656 $1.20299 to  $12.85451 $1,076,920   1.43%    1.35%  to   2.75%    6.29% to    7.77%
December 31, 2006  550,337 $1.12011 to  $11.99312 $1,137,566   1.88%    1.35%  to   2.75%    9.87% to   11.39%

                                      A66

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  41,904 $ 0.75821 to  $ 1.86993 $ 58,478   1.53%    1.35%  to   2.00%   11.78% to   12.49%
December 31, 2009  48,242 $ 0.67634 to  $ 1.66303 $ 59,612   2.20%    1.35%  to   2.00%   34.47% to   35.33%
December 31, 2008  54,358 $ 0.50159 to  $ 1.22951 $ 48,943   1.65%    1.35%  to   2.00%  -51.27% to  -50.96%
December 31, 2007  63,064 $ 1.02639 to  $ 2.50846 $114,846   0.68%    1.35%  to   2.00%   17.19% to   17.94%
December 31, 2006  67,134 $ 0.87322 to  $13.26174 $104,183   1.78%    1.35%  to   2.50%   18.10% to   19.44%

                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  35,175 $ 1.07986 to  $ 1.88082 $ 54,613   2.19%    1.40%  to   2.00%    8.64% to    9.28%
December 31, 2009  41,016 $ 0.99108 to  $ 1.72527 $ 57,944   3.14%    1.40%  to   2.00%   29.75% to   30.52%
December 31, 2008  46,484 $ 0.76162 to  $ 1.32501 $ 50,078   2.78%    1.40%  to   2.00%  -45.16% to  -44.83%
December 31, 2007  60,179 $ 1.38459 to  $ 2.40793 $116,626   2.04%    1.40%  to   2.00%   15.75% to   16.44%
December 31, 2006  64,527 $ 1.19259 to  $ 2.07301 $107,561   1.46%    1.40%  to   2.00%   26.57% to   27.32%

                         EVERGREEN VA DIVERSIFIED CAPITAL BUILDER FUND (EXPIRED APRIL 30, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010       0 $ 0.92849 to  $ 1.07360 $      0   1.79%    1.40%  to   1.85%    3.88% to    4.01%
December 31, 2009     847 $ 0.89271 to  $ 8.50955 $    859   3.03%    1.40%  to   1.85%   37.18% to   38.45%
December 31, 2008     874 $ 0.64479 to  $ 0.74642 $    642   0.00%    1.40%  to   1.85%  -46.50% to  -46.27%
December 31, 2007     940 $ 1.20006 to  $ 1.39050 $  1,290   4.14%    1.40%  to   1.85%    4.73% to    5.21%
December 31, 2006     971 $ 1.14068 to  $ 1.32299 $  1,271   2.47%    1.40%  to   1.85%    7.85% to    8.34%

                                    EVERGREEN VA GROWTH FUND (EXPIRED JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010       0 $ 1.09384 to  $ 1.49971 $      0   0.00%    1.40%  to   1.85%   -2.16% to   -1.93%
December 31, 2009     527 $ 1.11712 to  $ 1.52924 $    788   0.01%    1.40%  to   1.85%   37.24% to   37.84%
December 31, 2008     653 $ 0.81287 to  $ 1.10941 $    710   0.03%    1.40%  to   1.85%  -42.20% to  -41.94%
December 31, 2007     754 $ 1.40419 to  $ 1.91089 $  1,417   0.00%    1.40%  to   1.85%    9.02% to    9.51%
December 31, 2006     805 $ 1.28611 to  $ 1.74499 $  1,386   0.00%    1.40%  to   1.85%    9.02% to    9.51%

                                     EVERGREEN VA OMEGA FUND (EXPIRED JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010       0 $ 1.10469 to  $ 1.59365 $      0   0.86%    1.40%  to   1.85%   -6.67% to   -6.44%
December 31, 2009   1,190 $ 1.18075 to  $ 1.70334 $  1,986   1.44%    1.40%  to   1.85%   41.35% to   41.99%
December 31, 2008   1,436 $ 0.83157 to  $ 1.19969 $  1,685   0.00%    1.40%  to   1.85%  -28.52% to  -28.20%
December 31, 2007   1,720 $ 1.15820 to  $ 1.67096 $  2,822   0.53%    1.40%  to   1.85%    9.91% to   10.41%
December 31, 2006   1,986 $ 1.04897 to  $ 1.51345 $  2,962   0.00%    1.40%  to   1.85%    4.10% to    4.56%

                                EVERGREEN VA SPECIAL VALUES FUND (EXPIRED JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010       0 $ 1.26175 to  $ 1.48283 $      0   0.19%    1.40%  to   1.85%   -3.65% to   -3.42%
December 31, 2009   1,565 $ 1.30838 to  $ 1.53527 $  2,347   0.64%    1.40%  to   1.85%   27.05% to   27.61%
December 31, 2008   1,687 $ 1.02822 to  $ 1.20306 $  1,986   0.99%    1.40%  to   1.85%  -32.55% to  -32.25%
December 31, 2007   2,396 $ 1.52241 to  $ 1.77588 $  4,175   1.43%    1.40%  to   1.85%   -9.21% to   -8.80%
December 31, 2006   2,499 $ 1.67420 to  $ 1.94718 $  4,790   0.79%    1.40%  to   1.85%   19.35% to   19.87%

                             EVERGREEN VA INTERNATIONAL EQUITY FUND (EXPIRED JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010       0 $11.79312 to  $12.14372 $      0   0.96%    1.40%  to   1.85%   -5.09% to   -4.87%
December 31, 2009      89 $ 9.58066 to  $12.76496 $  1,114   3.39%    1.40%  to   1.85%   13.28% to   14.34%
December 31, 2008     102 $10.91546 to  $11.16365 $  1,115   0.00%    1.40%  to   1.85%  -42.55% to  -42.30%
December 31, 2007     119 $19.00043 to  $19.34629 $  2,265   2.43%    1.40%  to   1.85%   12.90% to   13.41%
December 31, 2006     130 $16.82933 to  $17.05947 $  2,193   3.79%    1.40%  to   1.85%   20.93% to   21.46%

                             EVERGREEN VA FUNDAMENTAL LARGE CAP FUND (EXPIRED JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010       0 $11.53738 to  $11.88045 $      0   0.57%    1.40%  to   1.85%   -6.64% to   -6.42%
December 31, 2009     169 $12.35781 to  $12.69492 $  2,099   1.13%    1.40%  to   1.85%   33.59% to   34.18%
December 31, 2008     246 $ 8.08859 to  $ 9.46109 $  2,293   1.38%    1.40%  to   2.25%  -34.33% to  -33.78%
December 31, 2007     289 $14.03141 to  $14.28687 $  4,082   1.09%    1.40%  to   1.85%    6.31% to    6.79%
December 31, 2006     312 $13.19825 to  $13.37882 $  4,140   1.23%    1.40%  to   1.85%   10.63% to   11.12%

                                     AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   6,153 $ 7.59413 to  $13.52811 $ 60,572   1.29%    0.55%  to   3.25%    6.61% to   11.82%
December 31, 2009   2,660 $ 6.96102 to  $12.21751 $ 21,591   3.03%    0.95%  to   2.95%   16.39% to   20.67%
December 31, 2008   1,268 $ 6.41698 to  $ 7.21408 $  8,747   1.64%    1.15%  to   2.40%  -42.08% to  -36.88%
December 31, 2007   1,200 $11.34013 to  $12.33375 $ 14,251   1.20%    1.15%  to   2.10%    2.95% to    3.93%
December 31, 2006     587 $11.77136 to  $11.89718 $  6,827   0.47%    1.40%  to   2.00%   14.98% to   15.65%

                                      A67

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                       AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    4,547 $ 8.07352 to  $13.93020 $   46,365   1.07%    0.55%  to   3.15%    6.83% to   12.77%
December 31, 2009    1,691 $ 7.27792 to  $12.47459 $   14,155   2.22%    0.95%  to   2.95%   15.01% to   23.81%
December 31, 2008      873 $ 6.57914 to  $ 7.56473 $    6,322   2.15%    1.00%  to   2.40%  -36.28% to  -30.56%
December 31, 2007      715 $10.76521 to  $11.75498 $    8,119   2.25%    1.15%  to   2.05%   -2.12% to   -1.25%
December 31, 2006      437 $11.80673 to  $11.93304 $    5,128   1.15%    1.40%  to   2.00%   14.57% to   15.25%

                                    AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  107,550 $ 9.72815 to  $13.59785 $1,162,964   0.55%    0.55%  to   3.25%    6.71% to   10.76%
December 31, 2009   22,057 $ 9.00260 to  $12.39836 $  217,747   0.99%    0.95%  to   2.95%   22.19% to   26.21%
December 31, 2008    3,114 $ 7.13279 to  $ 8.26716 $   24,553   1.96%    0.95%  to   2.65%  -32.00% to  -27.07%
December 31, 2007    1,579 $10.87140 to  $12.00848 $   18,235   3.52%    1.00%  to   2.65%    6.09% to    7.67%
December 31, 2006      261 $11.06202 to  $11.18026 $    2,875   1.17%    1.40%  to   2.00%    7.52% to    8.16%

                                            AST COHEN & STEERS REALTY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    5,413 $ 8.36127 to  $18.33755 $   62,985   1.27%    0.55%  to   3.25%   17.09% to   27.48%
December 31, 2009    1,873 $ 6.56219 to  $14.52687 $   17,283   2.75%    0.95%  to   2.95%   28.83% to   51.09%
December 31, 2008    1,380 $ 5.02371 to  $ 8.21151 $   10,255   4.90%    1.00%  to   2.40%  -36.58% to  -35.69%
December 31, 2007    1,384 $ 7.81223 to  $12.82033 $   16,506   3.58%    1.00%  to   2.50%  -21.90% to  -20.85%
December 31, 2006    1,358 $15.92598 to  $16.23834 $   21,308   0.84%    1.40%  to   2.50%   33.41% to   34.85%

                                       AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010   56,172 $ 9.90157 to  $12.29454 $  609,347   0.37%    0.55%  to   3.25%    4.24% to    7.11%
December 31, 2009   26,845 $ 9.38319 to  $11.67943 $  282,556   0.82%    0.95%  to   2.95%   15.12% to   20.87%
December 31, 2008   12,707 $ 7.82060 to  $ 9.52935 $  113,204   0.32%    0.95%  to   2.75%  -21.01% to  -18.39%
December 31, 2007    3,548 $10.39915 to  $11.72906 $   39,597   1.61%    1.15%  to   2.65%   -0.70% to    0.78%
December 31, 2006      343 $11.54409 to  $11.66754 $    3,891   1.24%    1.40%  to   2.00%    8.97% to    9.61%

                                                    AST VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    2,189 $ 7.92255 to  $14.08474 $   21,392   1.38%    0.55%  to   3.25%    5.71% to   11.38%
December 31, 2009    1,483 $ 7.11289 to  $12.77034 $   12,662   0.86%    0.95%  to   2.95%   15.49% to   26.46%
December 31, 2008    1,121 $ 6.32963 to  $ 7.95205 $    8,361   2.41%    1.00%  to   2.40%  -38.77% to  -37.92%
December 31, 2007    1,646 $10.19617 to  $12.86054 $   20,277   1.06%    1.00%  to   2.45%   -1.25% to    0.02%
December 31, 2006    1,481 $12.75305 to  $12.88954 $   18,749   0.55%    1.40%  to   2.00%   19.35% to   20.05%

                                      AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    2,396 $ 8.73801 to  $14.24972 $   25,254   0.00%    0.55%  to   2.95%   13.76% to   19.14%
December 31, 2009      915 $ 7.41439 to  $12.07932 $    7,373   0.00%    0.95%  to   2.95%   19.69% to   21.59%
December 31, 2008      487 $ 6.17342 to  $ 7.28449 $    3,314   0.00%    0.95%  to   2.40%  -43.89% to  -43.08%
December 31, 2007      466 $10.96429 to  $12.85490 $    5,667   0.00%    1.00%  to   2.05%   16.32% to   17.36%
December 31, 2006      274 $10.86446 to  $10.98080 $    2,928   0.00%    1.40%  to   2.00%    5.65% to    6.27%

                                                  AST HIGH YIELD PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    6,243 $10.64904 to  $13.94919 $   69,557   3.61%    0.55%  to   3.25%    6.67% to   12.43%
December 31, 2009    1,858 $ 9.86035 to  $12.52966 $   19,507   3.94%    0.95%  to   2.90%   24.31% to   34.28%
December 31, 2008      769 $ 7.42367 to  $ 7.97763 $    6,054   8.92%    0.95%  to   2.40%  -27.29% to  -25.76%
December 31, 2007      807 $10.58506 to  $10.86456 $    8,670   9.83%    1.15%  to   2.15%    0.31% to    1.31%
December 31, 2006      790 $10.54352 to  $10.75063 $    8,438   5.61%    1.40%  to   2.50%    7.67% to    8.83%

                                         AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    3,503 $ 9.80048 to  $16.89809 $   40,832   0.04%    0.55%  to   3.25%   20.64% to   31.30%
December 31, 2009    1,490 $ 7.46424 to  $12.99734 $   12,797   0.20%    0.95%  to   2.55%   29.38% to   31.41%
December 31, 2008      741 $ 5.92475 to  $ 7.39352 $    5,080   0.00%    1.15%  to   2.40%  -45.41% to  -38.18%
December 31, 2007      899 $10.81494 to  $13.40975 $   11,436   0.00%    1.15%  to   2.45%    8.54% to    9.94%
December 31, 2006      687 $11.99215 to  $12.22751 $    8,206   0.00%    1.40%  to   2.50%   10.16% to   11.36%

                                                AST MID-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    2,712 $ 9.84588 to  $16.05923 $   30,901   0.46%    0.55%  to   3.25%   13.94% to   22.45%
December 31, 2009      919 $ 8.24232 to  $13.24524 $    8,484   1.75%    0.95%  to   2.95%   31.78% to   37.58%
December 31, 2008      519 $ 6.33563 to  $ 7.22665 $    3,559   1.05%    1.15%  to   2.40%  -39.58% to  -34.05%
December 31, 2007      540 $10.44960 to  $11.84309 $    6,093   0.38%    1.15%  to   2.05%    0.68% to    1.58%
December 31, 2006      396 $11.56440 to  $11.68807 $    4,521   0.33%    1.40%  to   2.00%   12.01% to   12.67%

                                      A68

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                            AST SMALL - CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  3,661  $10.21456 to  $16.01106 $41,903   0.41%    0.55%  to   3.25%   13.88% to   24.81%
December 31, 2009  1,917  $ 8.19364 to  $12.95541 $17,742   1.67%    0.95%  to   2.95%   24.02% to   29.87%
December 31, 2008  1,506  $ 6.56669 to  $ 8.14863 $11,281   1.14%    1.00%  to   2.40%  -31.37% to  -25.48%
December 31, 2007  1,043  $ 9.43656 to  $11.75648 $11,457   0.98%    1.00%  to   2.50%   -7.92% to   -6.69%
December 31, 2006    826  $12.38691 to  $12.63027 $10,168   0.26%    1.40%  to   2.50%   17.12% to   18.39%

                                    AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  5,727  $ 9.78196 to  $13.90429 $63,050   0.07%    0.55%  to   3.25%    6.48% to    9.25%
December 31, 2009  3,085  $ 8.95378 to  $12.85313 $32,211   0.00%    0.95%  to   2.95%   27.10% to   47.99%
December 31, 2008  1,115  $ 6.05017 to  $ 7.74360 $ 8,051   0.14%    0.95%  to   2.40%  -41.67% to  -34.07%
December 31, 2007  1,013  $11.42452 to  $13.14587 $12,624   0.00%    1.00%  to   2.10%   11.64% to   12.69%
December 31, 2006    470  $11.57079 to  $11.69442 $ 5,341   0.00%    1.40%  to   2.00%    7.84% to    8.48%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  7,400  $10.81269 to  $15.86600 $88,581   0.00%    0.55%  to   3.25%   12.74% to   18.70%
December 31, 2009  2,818  $ 9.33692 to  $13.49906 $30,759   0.00%    0.95%  to   2.95%   33.32% to   55.61%
December 31, 2008    953  $ 6.59238 to  $ 7.63476 $ 6,917   0.00%    1.00%  to   2.40%  -42.18% to  -35.31%
December 31, 2007    919  $11.48986 to  $13.07586 $11,535   0.00%    1.00%  to   2.50%   16.42% to   17.98%
December 31, 2006    526  $10.99262 to  $11.11019 $ 5,727   0.00%    1.40%  to   2.00%    4.20% to    4.81%

                                             AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  8,210  $ 7.33176 to  $14.14819 $73,771   0.98%    0.95%  to   3.25%    5.18% to   12.09%
December 31, 2009  7,331  $ 6.54070 to  $12.74667 $56,990   2.87%    0.95%  to   2.95%   16.63% to   26.67%
December 31, 2008  7,349  $ 5.52836 to  $ 6.82177 $48,882   2.22%    0.95%  to   2.40%  -42.86% to  -39.90%
December 31, 2007  1,453  $ 9.84473 to  $11.82253 $16,500   1.17%    1.00%  to   2.50%   -5.37% to   -4.10%
December 31, 2006  1,336  $12.22726 to  $12.35800 $16,175   0.71%    1.40%  to   2.00%   16.14% to   16.83%

                                        AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  4,379  $10.70748 to  $13.45763 $50,715   5.46%    0.55%  to   3.25%    7.21% to   12.35%
December 31, 2009  1,958  $10.22891 to  $12.09710 $21,733   7.38%    0.95%  to   2.90%   19.82% to   33.34%
December 31, 2008  1,183  $ 8.17364 to  $ 8.54833 $ 9,951   8.49%    1.15%  to   2.40%  -25.05% to  -24.13%
December 31, 2007  1,292  $10.32185 to  $11.29424 $14,416   6.93%    1.00%  to   2.45%    3.54% to    4.87%
December 31, 2006    857  $10.68176 to  $10.79596 $ 9,191   3.08%    1.40%  to   2.00%    7.65% to    8.29%

                                          AST MARSICO CAPITAL GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  9,228  $ 9.06112 to  $14.95140 $99,289   0.61%    0.55%  to   3.25%   11.96% to   18.63%
December 31, 2009  5,649  $ 7.63844 to  $12.72864 $50,094   0.84%    0.95%  to   2.95%   26.37% to   28.54%
December 31, 2008  4,708  $ 6.23147 to  $ 7.27809 $33,179   0.51%    1.00%  to   2.40%  -44.98% to  -39.89%
December 31, 2007  2,732  $11.47337 to  $13.09923 $34,478   0.21%    1.00%  to   2.50%   12.15% to   13.65%
December 31, 2006  1,874  $11.43214 to  $11.55444 $21,237   0.04%    1.40%  to   2.00%    5.14% to    5.76%
                                                AST MFS GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  2,603  $ 9.24407 to  $13.45761 $27,605   0.10%    0.55%  to   3.25%    7.59% to   11.72%
December 31, 2009    986  $ 8.27409 to  $12.16473 $ 9,338   0.16%    0.95%  to   2.95%   20.52% to   23.13%
December 31, 2008    674  $ 6.96848 to  $ 8.31391 $ 5,322   0.26%    1.00%  to   2.40%  -37.80% to  -31.22%
December 31, 2007    521  $11.68399 to  $13.23519 $ 6,623   0.04%    1.15%  to   2.50%   12.29% to   13.79%
December 31, 2006    316  $11.43531 to  $11.65979 $ 3,606   0.00%    1.40%  to   2.50%    6.99% to    8.15%

                                     AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  5,335  $ 9.35229 to  $15.62143 $64,482   0.00%    0.55%  to   3.25%   18.48% to   27.47%
December 31, 2009  2,096  $ 7.52062 to  $12.37664 $20,645   0.00%    0.95%  to   2.95%   23.25% to   28.57%
December 31, 2008  1,398  $ 6.43407 to  $ 8.62745 $11,182   0.00%    1.15%  to   2.40%  -44.52% to  -36.46%
December 31, 2007  1,637  $12.18878 to  $15.39741 $23,863   0.00%    1.15%  to   2.15%   19.62% to   20.81%
December 31, 2006    897  $12.64173 to  $12.77698 $11,182   0.00%    1.40%  to   2.00%   11.83% to   12.49%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  7,174  $ 9.62757 to  $16.62562 $78,392   1.02%    0.55%  to   3.25%   11.27% to   22.27%
December 31, 2009  3,024  $ 7.99019 to  $13.73161 $26,629   1.77%    0.95%  to   2.90%   34.71% to   39.32%
December 31, 2008  1,606  $ 5.79288 to  $ 6.90162 $10,553   1.70%    0.95%  to   2.40%  -43.61% to  -37.17%
December 31, 2007  1,766  $10.24685 to  $12.12014 $20,640   0.75%    1.00%  to   2.05%    1.09% to    1.99%
December 31, 2006  1,552  $11.78698 to  $11.91306 $18,210   0.41%    1.40%  to   2.00%    8.58% to    9.23%

                                      A69

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                         AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    9,358 $ 9.97411 to  $12.07057 $  102,959   2.31%    0.55%  to   3.25%   -0.33% to    2.92%
December 31, 2009    4,168 $10.42590 to  $11.78015 $   48,312   5.30%    0.95%  to   2.95%    4.36% to    9.19%
December 31, 2008    2,767 $ 9.71676 to  $10.83660 $   29,608   5.18%    1.00%  to   2.40%   -2.91% to    0.11%
December 31, 2007    1,059 $10.47408 to  $10.86715 $   11,400   5.72%    1.00%  to   2.45%    4.23% to    5.58%
December 31, 2006      795 $10.11927 to  $10.31847 $    8,158   2.26%    1.40%  to   2.50%    1.29% to    2.39%

                                         AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    4,615 $ 7.31183 to  $14.34884 $   43,678   1.20%    0.95%  to   3.25%    4.43% to   12.18%
December 31, 2009    2,161 $ 6.68122 to  $12.91774 $   16,542   3.44%    0.95%  to   2.95%   20.89% to   27.90%
December 31, 2008      798 $ 5.65507 to  $ 6.73924 $    5,075   3.35%    1.00%  to   2.40%  -43.25% to  -42.46%
December 31, 2007      862 $ 9.82815 to  $11.75873 $    9,668   1.79%    1.00%  to   2.15%   -5.61% to   -4.67%
December 31, 2006      466 $12.12703 to  $12.36530 $    5,631   0.54%    1.40%  to   2.50%   18.39% to   19.68%

                                             AST QMA US EQUITY ALPHA PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    1,934 $ 7.98785 to  $14.46757 $   19,154   0.58%    0.55%  to   2.95%    8.14% to   13.97%
December 31, 2009      983 $ 7.12555 to  $12.82018 $    7,830   1.73%    0.95%  to   2.95%   18.97% to   27.22%
December 31, 2008      754 $ 5.90465 to  $ 7.04101 $    5,014   2.28%    0.95%  to   2.40%  -40.16% to  -39.29%
December 31, 2007      749 $10.70742 to  $11.65038 $    8,305   2.05%    1.15%  to   2.05%    0.02% to    0.92%
December 31, 2006      362 $11.45078 to  $11.57321 $    4,107   0.87%    1.40%  to   2.00%   10.40% to   11.05%

                                       AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010   18,820 $ 9.78665 to  $16.26883 $  237,118   0.41%    0.55%  to   3.25%   15.18% to   19.32%
December 31, 2009    9,564 $ 8.23044 to  $13.76951 $  111,200   1.38%    0.95%  to   2.95%   32.80% to   47.95%
December 31, 2008    6,046 $ 5.58255 to  $ 9.18555 $   50,318   0.62%    1.00%  to   2.40%  -51.16% to  -45.19%
December 31, 2007    5,783 $13.49811 to  $18.62348 $  101,044   0.63%    1.00%  to   2.45%   37.13% to   38.90%
December 31, 2006    4,374 $13.15868 to  $13.44068 $   57,658   0.25%    1.40%  to   2.60%   12.94% to   14.27%

                                        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  146,126 $ 9.85367 to  $13.30202 $1,581,659   0.78%    0.55%  to   3.25%    5.89% to   10.49%
December 31, 2009   42,023 $ 9.03658 to  $12.15888 $  421,914   2.06%    0.95%  to   2.95%   20.34% to   22.97%
December 31, 2008   16,314 $ 7.43372 to  $ 8.81488 $  135,699   1.83%    0.95%  to   2.65%  -27.86% to  -23.34%
December 31, 2007   12,963 $10.57860 to  $12.06970 $  149,839   1.72%    1.00%  to   2.65%    3.56% to    5.11%
December 31, 2006    1,013 $11.27006 to  $11.51159 $   11,427   1.12%    1.40%  to   2.60%    9.65% to   10.94%

                                              AST MFS GLOBAL EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    6,015 $ 9.74368 to  $14.70491 $   67,368   0.40%    0.55%  to   3.25%    7.95% to   10.99%
December 31, 2009    1,713 $ 8.77866 to  $13.37974 $   18,281   1.77%    0.95%  to   2.95%   28.43% to   32.84%
December 31, 2008      924 $ 7.15759 to  $ 9.03881 $    7,771   1.24%    1.00%  to   2.40%  -35.54% to  -28.62%
December 31, 2007      832 $10.95164 to  $13.88494 $   10,944   2.53%    1.00%  to   2.05%    7.19% to    8.15%
December 31, 2006      606 $12.62250 to  $12.87030 $    7,572   0.36%    1.40%  to   2.50%   21.28% to   22.59%

                                        AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    8,842 $ 8.34866 to  $14.30022 $   90,495   0.97%    0.55%  to   3.25%    4.10% to    7.63%
December 31, 2009    3,788 $ 8.06067 to  $13.60349 $   36,077   3.65%    0.95%  to   2.95%   32.70% to   34.60%
December 31, 2008    1,881 $ 5.98845 to  $ 8.06508 $   13,887   2.59%    0.95%  to   2.40%  -42.76% to  -36.31%
December 31, 2007    1,777 $10.97941 to  $13.95132 $   23,122   1.69%    1.00%  to   2.50%    6.76% to    8.19%
December 31, 2006    1,171 $12.79052 to  $12.92733 $   14,739   0.71%    1.40%  to   2.00%   20.39% to   21.10%

                                          AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    6,415 $10.20242 to  $12.51967 $   70,483   2.41%    0.55%  to   3.25%    2.24% to    4.75%
December 31, 2009    2,631 $10.44910 to  $11.97584 $   30,156   7.16%    0.95%  to   2.55%    9.49% to   11.06%
December 31, 2008    2,190 $ 9.44110 to  $10.80461 $   22,605   5.04%    1.00%  to   2.40%   -5.95% to   -3.40%
December 31, 2007    1,472 $10.42389 to  $11.20170 $   15,781   3.92%    1.15%  to   2.45%    7.01% to    8.39%
December 31, 2006      736 $ 9.73239 to  $ 9.92364 $    7,289   1.28%    1.40%  to   2.50%    3.69% to    4.81%

                                         AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010   15,551 $ 8.45893 to  $14.36696 $  151,898   0.49%    0.95%  to   2.95%   11.35% to   13.56%
December 31, 2009   16,369 $ 7.44914 to  $12.77693 $  141,974   1.06%    0.95%  to   2.95%    1.10% to   27.22%
December 31, 2008    5,852 $ 5.85514 to  $ 7.01024 $   39,367   0.72%    0.95%  to   2.40%  -43.68% to  -37.29%
December 31, 2007    5,323 $11.05096 to  $12.32551 $   63,388   0.16%    1.00%  to   2.65%    6.72% to    8.31%
December 31, 2006    3,488 $11.29471 to  $11.40838 $   39,020   0.00%    1.40%  to   2.35%   13.04% to   14.09%

                                      A70

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                       AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  297,589 $ 9.03449 to  $13.70422 $3,101,702   1.02%    0.55%  to   3.25%    7.43% to   12.31%
December 31, 2009  182,179 $ 8.15083 to  $12.32315 $1,672,572   1.87%    0.95%  to   2.95%   21.96% to   24.15%
December 31, 2008  113,271 $ 6.59783 to  $ 7.79077 $  849,426   0.98%    0.95%  to   2.75%  -36.68% to  -31.11%
December 31, 2007  126,428 $11.01224 to  $12.14221 $1,492,030   0.24%    1.00%  to   2.75%    6.78% to    8.48%
December 31, 2006   64,776 $11.06284 to  $11.22130 $  715,917   0.00%    1.40%  to   2.75%   10.64% to   12.11%

                                     AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  241,208 $ 9.28559 to  $13.43083 $2,538,982   0.83%    0.55%  to   3.25%    7.15% to   10.91%
December 31, 2009  135,488 $ 8.48293 to  $12.22943 $1,275,037   2.33%    0.95%  to   2.95%   21.03% to   23.19%
December 31, 2008   99,125 $ 6.92031 to  $ 7.99594 $  766,747   1.13%    0.95%  to   2.75%  -33.66% to  -28.71%
December 31, 2007  103,751 $10.91282 to  $11.89376 $1,203,763   0.37%    1.00%  to   2.75%    6.27% to    7.96%
December 31, 2006   59,537 $10.88808 to  $11.04402 $  649,011   0.00%    1.40%  to   2.75%    8.78% to   10.23%

                                          AST BALANCED ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  308,411 $ 9.68344 to  $13.27946 $3,322,650   0.78%    0.55%  to   3.25%    6.51% to   11.26%
December 31, 2009  196,484 $ 8.76833 to  $12.05401 $1,919,182   1.22%    0.95%  to   2.95%    0.42% to   22.14%
December 31, 2008   53,051 $ 7.30442 to  $ 8.27064 $  424,592   1.06%    0.95%  to   2.75%  -30.61% to  -26.37%
December 31, 2007   36,429 $10.86097 to  $11.76251 $  418,781   0.33%    1.00%  to   2.75%    6.14% to    7.83%
December 31, 2006   18,790 $10.78120 to  $10.93553 $  203,025   0.00%    1.40%  to   2.75%    7.61% to    9.04%

                                        AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  199,628 $10.40137 to  $12.60207 $2,211,567   1.26%    0.55%  to   3.25%    4.97% to    9.53%
December 31, 2009  115,717 $ 9.58079 to  $11.61945 $1,210,537   0.92%    0.95%  to   2.95%   -0.03% to   18.91%
December 31, 2008   30,030 $ 8.12914 to  $ 9.09941 $  265,987   0.81%    0.95%  to   2.75%  -21.64% to  -18.78%
December 31, 2007   11,972 $10.96110 to  $11.45988 $  134,485   0.30%    1.15%  to   2.75%    5.80% to    7.48%
December 31, 2006    5,216 $10.53839 to  $10.68916 $   55,169   0.00%    1.40%  to   2.75%    5.08% to    6.47%

                                         AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010   95,851 $ 8.97842 to  $13.80890 $1,008,799   1.36%    0.55%  to   3.25%    9.25% to   13.29%
December 31, 2009   37,024 $ 8.03026 to  $12.30994 $  325,778   3.84%    0.95%  to   2.95%   20.65% to   23.42%
December 31, 2008   18,094 $ 6.57782 to  $ 7.34272 $  130,124   2.24%    0.95%  to   2.65%  -36.18% to  -32.22%
December 31, 2007   16,265 $10.77036 to  $11.35095 $  181,880   0.53%    1.00%  to   2.65%    5.74% to    7.32%
December 31, 2006    5,918 $10.50581 to  $10.60336 $   62,296   0.00%    1.40%  to   2.60%    5.08% to    6.05%

                                   AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  131,381 $ 8.66171 to  $14.20708 $1,380,684   0.85%    0.55%  to   3.25%   14.30% to   17.90%
December 31, 2009   58,998 $ 7.40130 to  $12.16947 $  483,351   2.18%    0.95%  to   2.95%    0.09% to   24.79%
December 31, 2008   23,483 $ 5.97509 to  $ 6.74838 $  154,549   1.25%    0.95%  to   2.75%  -42.30% to  -37.21%
December 31, 2007   23,824 $11.11363 to  $11.54148 $  270,043   0.32%    1.00%  to   2.75%    8.42% to   10.14%
December 31, 2006    7,226 $10.39574 to  $10.50452 $   75,157   0.00%    1.40%  to   2.75%    3.98% to    5.06%

                                             AST ADVANCED STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  137,362 $ 9.94879 to  $13.85960 $1,496,355   0.91%    0.55%  to   3.25%    8.08% to   12.64%
December 31, 2009   51,794 $ 8.94949 to  $12.42655 $  502,645   2.84%    0.95%  to   2.95%   22.94% to   25.01%
December 31, 2008   27,547 $ 7.19429 to  $ 7.98587 $  214,852   1.96%    0.95%  to   2.65%  -31.62% to  -27.56%
December 31, 2007   27,228 $10.83452 to  $11.53588 $  308,459   0.51%    1.00%  to   2.65%    6.67% to    8.26%
December 31, 2006   10,308 $10.58428 to  $10.68260 $  109,035   0.00%    1.40%  to   2.60%    5.87% to    6.84%

                            AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2010   13,777 $10.04316 to  $14.96577 $  152,422   0.00%    0.55%  to   3.25%   10.53% to   14.72%
December 31, 2009    6,994 $ 8.97301 to  $13.17447 $   67,092   0.00%    0.95%  to   2.95%   31.06% to   51.93%
December 31, 2008    5,295 $ 6.20861 to  $ 6.64158 $   33,149   0.14%    1.00%  to   2.40%  -41.96% to  -38.73%
December 31, 2007      491 $11.05504 to  $11.23891 $    5,475   0.19%    1.15%  to   2.15%    5.94% to    7.00%
December 31, 2006      171 $10.44162 to  $10.50381 $    1,789   0.00%    1.15%  to   2.05%    5.05% to    5.67%

                                     AST MONEY MARKET PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2010   12,763 $ 9.53428 to  $10.55197 $  128,581   0.02%    0.55%  to   3.25%   -2.84% to   -0.43%
December 31, 2009    6,856 $ 9.80318 to  $10.67105 $   71,974   0.24%    0.95%  to   2.95%   -2.34% to   -0.70%
December 31, 2008    6,401 $10.04509 to  $10.76754 $   68,076   2.25%    0.95%  to   2.65%   -0.14% to    1.54%
December 31, 2007    1,486 $10.29973 to  $10.62479 $   15,685   4.76%    1.00%  to   2.65%    2.18% to    3.70%
December 31, 2006      899 $10.18444 to  $10.24522 $    9,197   3.28%    1.15%  to   2.05%    1.85% to    2.45%

                                      A71

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                   AST SMALL-CAP GROWTH PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2010    5,749 $11.41543 to  $17.59375 $   70,222   0.21%    0.55%  to   3.25%   25.34% to   35.13%
December 31, 2009    3,575 $ 8.52896 to  $13.14833 $   31,797   0.05%    0.95%  to   2.95%   30.52% to   32.65%
December 31, 2008    3,394 $ 6.42979 to  $ 6.77186 $   22,897   0.00%    0.95%  to   2.40%  -36.52% to  -33.33%
December 31, 2007      216 $10.38230 to  $10.53785 $    2,265   0.00%    1.15%  to   2.05%    4.99% to    5.93%
December 31, 2006       65 $ 9.88919 to  $ 9.94820 $      645   0.00%    1.15%  to   2.05%   -0.16% to    0.43%

                               AST PIMCO TOTAL RETURN BOND PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2010  113,266 $10.24378 to  $13.12390 $1,231,961   1.52%    0.55%  to   3.25%    2.38% to    6.70%
December 31, 2009   51,426 $ 9.92546 to  $12.32370 $  540,684   0.63%    0.95%  to   2.95%   -0.60% to   15.43%
December 31, 2008    2,743 $ 9.36846 to  $10.69755 $   28,962   3.78%    0.95%  to   2.40%   -6.45% to   -3.18%
December 31, 2007    1,086 $10.89859 to  $11.07079 $   11,917   3.60%    1.15%  to   2.10%    6.07% to    7.07%
December 31, 2006      331 $10.27835 to  $10.33968 $    3,413   0.00%    1.15%  to   2.05%    3.08% to    3.69%

                                 AST INTERNATIONAL VALUE PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2010    3,757 $ 7.92905 to  $14.29181 $   39,039   0.70%    0.55%  to   3.25%    7.59% to   10.04%
December 31, 2009    1,307 $ 7.38580 to  $13.11671 $   11,673   2.16%    0.95%  to   2.95%   27.44% to   29.64%
December 31, 2008      761 $ 6.22962 to  $ 7.03242 $    5,280   2.62%    1.15%  to   2.40%  -45.32% to  -38.11%
December 31, 2007      709 $12.39325 to  $12.70293 $    8,933   1.47%    1.15%  to   2.65%   14.75% to   16.46%
December 31, 2006      214 $10.84310 to  $10.90770 $    2,330   0.00%    1.15%  to   2.05%    8.32% to    8.96%

                                 AST INTERNATIONAL GROWTH PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2010    3,921 $ 7.97297 to  $14.92060 $   40,509   0.29%    0.55%  to   3.25%   11.22% to   14.67%
December 31, 2009    1,455 $ 7.20534 to  $13.28533 $   11,795   1.59%    0.95%  to   2.95%   30.13% to   34.02%
December 31, 2008      761 $ 5.96394 to  $ 6.16356 $    4,624   1.46%    1.15%  to   2.40%  -51.40% to  -50.80%
December 31, 2007      550 $12.32194 to  $12.52703 $    6,830   0.67%    1.15%  to   2.15%   16.53% to   17.69%
December 31, 2006      183 $10.58063 to  $10.64379 $    1,943   0.00%    1.15%  to   2.05%    5.89% to    6.52%

                          AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   -----------------------------------------------------------------------------------------
December 31, 2010   15,299 $10.29052 to  $11.38650 $  161,902   1.28%    0.55%  to   3.25%    2.93% to    6.78%
December 31, 2009    3,801 $10.05881 to  $10.76877 $   38,962   3.37%    0.95%  to   2.95%    7.10% to   10.58%
December 31, 2008      543 $ 9.12808 to  $ 9.37876 $    5,058   0.13%    0.95%  to   2.40%   -8.80% to   -6.10%
December 31, 2007        3 $ 9.97564 to  $ 9.97564 $       25   0.00%    2.00%  to   2.00%   -0.23% to   -0.23%

                                  NVIT DEVELOPING MARKETS FUND (AVAILABLE MARCH 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2010    1,496 $16.70438 to  $17.28741 $   25,524   0.00%    1.40%  to   2.00%   13.86% to   14.54%
December 31, 2009    1,437 $14.67036 to  $15.09299 $   21,453   1.15%    1.40%  to   2.00%   59.05% to   59.99%
December 31, 2008    1,133 $ 9.22392 to  $ 9.43370 $   10,589   0.72%    1.40%  to   2.00%  -58.69% to  -58.44%
December 31, 2007    1,575 $22.02354 to  $22.70075 $   35,530   0.45%    1.40%  to   2.50%   39.99% to   41.52%
December 31, 2006    1,265 $15.87100 to  $16.04073 $   20,210   0.59%    1.40%  to   2.00%   31.94% to   32.72%

                              AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   11,978 $10.54049 to  $13.07585 $  153,555   6.62%    0.55%  to   2.65%    5.34% to    9.77%
December 31, 2009   23,600 $10.83253 to  $11.91239 $  277,671   1.31%    0.95%  to   2.30%    8.49% to   10.26%
December 31, 2008   65,795 $10.69598 to  $10.80437 $  706,744   0.00%    0.95%  to   2.05%    6.98% to    8.05%

                                    AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010    1,423 $11.92705 to  $12.31074 $   17,224   0.93%    1.30%  to   2.40%    8.58% to    9.76%
December 31, 2009    2,189 $10.98462 to  $11.21615 $   24,289   0.29%    1.30%  to   2.40%   -8.25% to   -7.26%
December 31, 2008    2,046 $11.97274 to  $12.09377 $   24,606   0.00%    1.30%  to   2.40%   19.75% to   20.95%

                                    AST BOND PORTFOLIO 2019 (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010    1,229 $11.80330 to  $12.18296 $   14,732   0.74%    1.30%  to   2.40%    8.75% to    9.93%
December 31, 2009    1,467 $10.85345 to  $11.08225 $   16,102   0.28%    1.30%  to   2.40%   -9.86% to   -8.88%
December 31, 2008    1,619 $12.04125 to  $12.16291 $   19,590   0.00%    1.30%  to   2.40%   20.44% to   21.64%

                                 AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010    2,120 $ 9.43708 to  $16.44739 $   23,406   1.16%    0.55%  to   3.25%   14.58% to   19.07%
December 31, 2009      355 $ 8.03953 to  $13.95016 $    2,911   1.02%    0.95%  to   2.95%   31.93% to   41.49%
December 31, 2008       27 $ 6.09375 to  $ 6.12807 $      164   0.00%    1.15%  to   2.40%  -40.11% to  -39.78%

                         AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   12,640 $10.78803 to  $17.76396 $  144,882   0.30%    0.55%  to   3.25%   16.24% to   21.12%
December 31, 2009    2,787 $ 9.03476 to  $14.81166 $   25,629   0.28%    0.95%  to   2.95%   46.36% to   64.95%
December 31, 2008       97 $ 5.55599 to  $ 5.58718 $      540   0.00%    1.15%  to   2.40%  -44.99% to  -44.69%

                                      A72

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                       FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010  114,431 $ 8.98185 to  $13.88351 $1,165,490   3.85%    0.55%  to   3.25%    5.60% to    9.20%
December 31, 2009   26,709 $ 8.36337 to  $12.83927 $  228,762   5.19%    0.95%  to   2.95%   26.66% to   28.84%
December 31, 2008    3,342 $ 6.60055 to  $ 6.67497 $   22,207   4.54%    0.95%  to   2.65%  -34.50% to  -33.77%

                           AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010    6,209 $11.36904 to  $15.88201 $   72,334   0.34%    0.55%  to   3.25%   14.10% to   25.57%
December 31, 2009    1,010 $ 9.43289 to  $12.77276 $    9,809   0.89%    0.95%  to   2.95%   23.87% to   28.33%
December 31, 2008       71 $ 7.61489 to  $ 7.66279 $      545   0.00%    1.00%  to   2.40%  -24.10% to  -23.63%

                             AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   78,031 $ 9.16080 to  $13.85815 $  815,840   0.26%    0.55%  to   3.25%    8.82% to   13.27%
December 31, 2009   19,248 $ 8.22388 to  $12.35611 $  162,373   0.37%    0.95%  to   2.95%   22.12% to   25.66%
December 31, 2008    1,750 $ 6.65498 to  $ 6.73005 $   11,717   0.03%    0.95%  to   2.65%  -34.10% to  -33.36%

                            AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   87,541 $ 9.56692 to  $13.11882 $  917,592   0.43%    0.55%  to   3.25%    6.86% to   10.86%
December 31, 2009   22,971 $ 8.77459 to  $11.95029 $  206,515   0.28%    0.95%  to   2.95%   18.25% to   22.23%
December 31, 2008    3,073 $ 7.29981 to  $ 7.38211 $   22,578   0.01%    0.95%  to   2.65%  -27.59% to  -26.77%

                           AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   53,201 $ 9.70638 to  $13.68833 $  564,005   0.23%    0.55%  to   3.25%    7.84% to   12.75%
December 31, 2009   13,284 $ 8.75409 to  $12.26108 $  118,947   0.26%    0.95%  to   2.95%   21.32% to   25.48%
December 31, 2008    1,149 $ 7.09425 to  $ 7.17421 $    8,203   0.01%    0.95%  to   2.65%  -29.84% to  -29.05%

                          AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   65,121 $ 9.88878 to  $12.99556 $  686,924   0.37%    0.55%  to   3.25%    6.02% to   10.55%
December 31, 2009   17,717 $ 9.09584 to  $11.87199 $  164,854   0.20%    0.95%  to   2.95%   17.66% to   22.22%
December 31, 2008    2,161 $ 7.56739 to  $ 7.65257 $   16,459   0.01%    0.95%  to   2.65%  -24.99% to  -24.15%

                            AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   36,638 $ 9.72512 to  $13.32052 $  391,883   0.27%    0.55%  to   3.25%    7.69% to   12.26%
December 31, 2009    6,536 $ 8.80911 to  $11.98361 $   58,908   0.32%    0.95%  to   2.95%   18.10% to   20.09%
December 31, 2008      746 $ 7.45897 to  $ 7.54313 $    5,599   0.01%    0.95%  to   2.65%  -26.17% to  -25.34%

                                    PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010        7 $10.64073 to  $11.32891 $       80   0.00%    0.55%  to   2.30%   12.97% to   19.60%
December 31, 2009        2 $ 8.95999 to  $ 9.08577 $       16   0.00%    1.50%  to   2.00%   27.80% to   28.87%
December 31, 2008        1 $ 7.01089 to  $ 7.02706 $       10   0.00%    2.00%  to   2.35%  -31.72% to  -31.56%

                                     PROFUND VP CONSUMER GOODS (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010       12 $10.41504 to  $11.12815 $      125   0.00%    0.55%  to   2.30%   10.84% to   15.85%
December 31, 2009        8 $ 9.07106 to  $ 9.22877 $       74   1.22%    1.30%  to   2.00%   18.77% to   20.01%
December 31, 2008        7 $ 7.65475 to  $ 7.69024 $       55   3.00%    1.30%  to   2.00%  -24.13% to  -23.78%

                                       PROFUND VP FINANCIALS (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010      152 $ 6.39982 to  $10.29102 $      987   0.32%    0.55%  to   2.30%    3.05% to    9.29%
December 31, 2009      121 $ 5.90194 to  $ 5.98047 $      722   2.96%    1.50%  to   2.30%   12.42% to   13.31%
December 31, 2008       36 $ 5.26042 to  $ 5.27796 $      192   2.57%    1.50%  to   2.00%  -49.35% to  -49.18%

                                       PROFUND VP HEALTH CARE (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010       87 $ 9.75359 to  $10.01278 $      864   0.23%    0.55%  to   2.30%   -1.37% to    1.52%
December 31, 2009       41 $ 9.70197 to  $ 9.86247 $      401   0.76%    1.30%  to   2.30%   16.81% to   18.02%
December 31, 2008       21 $ 8.29892 to  $ 8.35649 $      172   0.44%    1.30%  to   2.35%  -18.25% to  -17.69%

                                       PROFUND VP INDUSTRIALS (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010       24 $ 8.89801 to  $11.41249 $      214   0.20%    1.50%  to   2.35%   14.03% to   21.92%
December 31, 2009       11 $ 7.35928 to  $ 7.46270 $       85   0.53%    1.50%  to   2.35%   21.25% to   22.27%
December 31, 2008        9 $ 6.06953 to  $ 6.10367 $       53   0.00%    1.50%  to   2.35%  -40.29% to  -39.96%

                                     PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010       52 $10.47890 to  $11.80941 $      579   0.00%    0.55%  to   2.30%   18.01% to   26.77%
December 31, 2009       17 $ 8.34760 to  $ 8.48599 $      145   0.00%    1.30%  to   2.30%   35.21% to   36.54%
December 31, 2008        8 $ 6.18606 to  $ 6.21489 $       48   0.00%    1.30%  to   2.00%  -38.58% to  -38.30%

                                      A73

                               AT YEAR ENDED                              FOR YEAR ENDED
                   -------------------------------------   -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS         UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------  ----------------------  ------- ---------- -----------------  ------------------
                                    PROFUND VP MID-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     46   $ 9.69632 to  $11.17632 $   456    0.26%   0.55%  to   2.30%   11.96% to   18.91%
December 31, 2009     26   $ 8.23508 to  $ 8.37151 $   215    1.47%   1.30%  to   2.30%   27.93% to   29.19%
December 31, 2008      5   $ 6.44994 to  $ 6.47989 $    32    0.00%   1.30%  to   2.00%  -36.69% to  -36.40%

                                     PROFUND VP REAL ESTATE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     83   $ 8.37375 to  $11.60561 $   707    3.90%   0.95%  to   2.30%   15.86% to   22.85%
December 31, 2009     67   $ 6.86993 to  $ 6.96107 $   467    4.03%   1.50%  to   2.30%   25.02% to   26.01%
December 31, 2008     11   $ 5.50600 to  $ 5.52429 $    63    0.00%   1.50%  to   2.00%  -46.33% to  -46.15%

                                  PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     51   $10.27873 to  $15.29722 $   550    0.00%   0.55%  to   2.90%   17.66% to   24.11%
December 31, 2009     20   $ 8.36346 to  $ 8.50207 $   171    0.00%   1.30%  to   2.30%   23.27% to   24.55%
December 31, 2008      6   $ 6.79469 to  $ 6.82623 $    42    0.00%   1.30%  to   2.00%  -32.82% to  -32.50%

                                   PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     25   $10.04307 to  $11.09991 $   259    0.07%   0.95%  to   2.30%   11.22% to   20.54%
December 31, 2009     22   $ 8.41420 to  $ 8.55355 $   187    0.48%   1.30%  to   2.30%   17.69% to   18.86%
December 31, 2008      2   $ 7.18696 to  $ 7.19653 $    15    0.00%   1.30%  to   1.50%  -29.74% to  -29.64%

                                 PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     25   $ 8.57621 to  $12.26438 $   246    2.48%   0.55%  to   2.35%   13.03% to   22.07%
December 31, 2009     16   $ 7.58749 to  $ 7.69379 $   121   10.90%   1.50%  to   2.35%    4.86% to    5.73%
December 31, 2008      6   $ 7.23615 to  $ 7.27660 $    40    0.00%   1.50%  to   2.35%  -29.60% to  -29.20%

                                      PROFUND VP UTILITIES(AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     36   $ 8.05537 to  $10.86454 $   295    2.48%   0.55%  to   2.30%    3.57% to    8.26%
December 31, 2009     38   $ 7.77777 to  $ 7.88054 $   297    5.44%   1.50%  to   2.30%    8.25% to    9.10%
December 31, 2008      5   $ 7.19947 to  $ 7.22327 $    39    0.93%   1.50%  to   2.00%  -28.71% to  -28.47%

                                  PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     71   $ 9.38481 to  $11.03756 $   677    0.06%   0.55%  to   2.30%   10.49% to   11.73%
December 31, 2009     67   $ 8.48227 to  $ 8.59420 $   574    0.00%   1.50%  to   2.30%   26.82% to   27.82%
December 31, 2008      1   $ 6.70176 to  $ 6.72390 $     8    0.00%   1.50%  to   2.00%  -33.72% to  -33.50%

                                   PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     89   $ 8.04896 to  $10.76394 $   733    0.89%   0.55%  to   2.30%    7.47% to   11.78%
December 31, 2009     45   $ 7.29354 to  $ 7.45124 $   330    3.70%   1.00%  to   2.30%   16.78% to   18.28%
December 31, 2008      2   $ 6.25789 to  $ 6.28698 $    15    2.52%   1.30%  to   2.00%  -38.90% to  -38.61%

                          AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010  2,319   $10.44965 to  $11.61473 $24,809    0.02%   0.55%  to   3.25%    4.81% to   12.65%
December 31, 2009     47   $10.29149 to  $10.30741 $   487    0.00%   1.15%  to   2.35%    1.45% to    1.59%

                         AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010  1,478   $10.66273 to  $11.35800 $16,039    0.00%   0.95%  to   3.25%    6.95% to   10.27%
December 31, 2009     24   $10.27380 to  $10.30032 $   249    0.00%   0.95%  to   2.95%    1.89% to    2.14%

                   CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX III PORTFOLIO (AVAILABLE DECEMBER 14, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010    891   $11.14481 to  $11.17971 $ 9,951    0.10%   1.35%  to   1.65%   10.41% to   10.74%
December 31, 2009    962   $10.09396 to  $10.09567 $ 9,709    0.00%   1.35%  to   1.65%    0.27% to    0.28%

                                  AST BOND PORTFOLIO 2020 (AVAILABLE JANUARY 2, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010  1,771   $ 9.54633 to  $10.66744 $17,133    0.00%   1.30%  to   3.25%    5.41% to   10.41%
December 31, 2009    114   $ 8.74021 to  $ 8.83518 $   996    0.00%   1.30%  to   2.40%  -12.60% to  -11.65%

                                  AST BOND PORTFOLIO 2017 (AVAILABLE JANUARY 4, 2010)
                   -------------------------------------------------------------------------------------
December 31, 2010    450   $10.47326 to  $10.59081 $ 4,746    0.00%   1.90%  to   3.25%    4.76% to    5.92%

                                  AST BOND PORTFOLIO 2021 (AVAILABLE JANUARY 4, 2010)
                   -------------------------------------------------------------------------------------
December 31, 2010  2,261   $10.64953 to  $11.06626 $24,883    0.00%   1.30%  to   3.25%    6.42% to   10.66%

                                      A74

                              AT YEAR ENDED                                FOR YEAR ENDED
                   ------------------------------------      ---------------------------------------------
                                                       NET   INVESTMENT
                   UNITS            UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)       LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST --HIGHEST
                   ------     ----------------------  ------ ---------- -----------------  ----------------
                   WELLS FARGO ADVANTAGE VT CORE EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010   148       $14.13115 to  $14.58096 $2,102   0.00%    1.40%  to   1.85%  22.45% to  22.70%

                        WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
                                              (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010    68       $14.26638 to  $14.72045 $  984   0.00%    1.40%  to   1.85%  20.82% to  21.07%

                            WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
                                              (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010   961       $ 1.39498 to  $ 2.01236 $1,889   0.00%    1.40%  to   1.85%  26.02% to  26.28%

                          WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
                                              (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010    66       $12.23884 to  $12.26392 $  804   0.00%    1.40%  to   1.85%  27.58% to  27.84%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010
                   ----------------------------------------------------------------------------------
December 31, 2010   183       $11.79431 to  $11.81846 $2,156   0.00%    1.40%  to   1.85%  21.79% to  22.03%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2010 or from the effective date of the subaccount through the end of the reporting period.

                                      A75

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Retirement Advisor - With Combo 5% and HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
               Discovery Preferred Variable Annuity (0.15% Admin and 1.25% M&E)
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
   1.45%     Premier Bb Series 5% Roll Up and HAV or HDV
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
             Premier Bb Series with LT5 or HD5
             Premier Bb Series - with HD GRO
             Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     No Optional Benefit
               Discovery Choice Enhanced
               Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with GMDB with Step Up and Roll Up

                                      A76

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------------------
             Premier B Series with HDV
             Premier B Series with Roll-up & HAV
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
             Premier Bb Series with SLT5
             Premier Retirement B - With HAV
             Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             Premier B Series with HD GRO
             Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and
              Step Up
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   1.85%     GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier L Series with HD GRO
             Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
             With HDV
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
             Premier X Series with HD GRO
             Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement B - With HD GRO II OR GRO Plus II
   1.95%     Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO
              Plus II
   2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
             Premier L Series with HDV
             Premier L Series with Roll-up & HAV

                                      A77

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -------------------------------------------------------------------------------------------
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.05%     Premier X Series with HDV
             Premier X Series with Roll-up & HAV
             Premier Bb Series with LT5
             Premier Bb Series with LT5 and HDV
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier B Series 5% Roll Up and HAV and HD GRO
   2.10%     Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
             Premier L Series with HD GRO
             Premier Retirement B - With Combo 5% and HAV
             Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier X Series with LT5 or HD5
             Premier X Series with HD GRO
             Premier Retirement C - With HAV
   2.20%     Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
             Premier B Series with LT5
             Premier B Series with LT5 and HDV
             Premier B Series with LT5 or HD5 and Roll-up & HAV
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
             Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
             Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     With LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Non Bonus Version

                                      A78

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------------
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
              Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
              Roll Up
             Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Enhanced FlexElite with SLT5
             Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.45%     With LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement L - With Combo 5% and HAV
   2.55%     Premier Retirement C - With Combo 5% and HAV
   2.60%     Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             With LT5 or HD5 and with HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier L Series with LT5
             Premier L Series with LT5 and HDV
             Premier L Series with LT5 or HD5 and Roll-up & HAV
             Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.65%     Premier X Series with LT5
             Premier X Series with LT5 and HDV
             Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Premier X Series with LT5 or HD5 and Roll-up & HAV
             Premier Retirement X - With Combo 5% and HAV
   2.70%     Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
             Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
             Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II
   2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.95%     Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   3.10%     Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
   3.15%     Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
   3.25%     Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II

        C.  WITHDRAWAL CHARGES

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-8%. The charge is assessed through the redemption of units.

                                      A79

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the fee is a percentage of the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the fee is the greater of the account value or the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis.

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Withdrawals and other charges--are various contract level charges as described in contract charges and features section located above.

                                      A80

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 1, 2011

                                      A81

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2010 and 2009

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                             Page
Financial Statements                                                        Number
--------------------                                                        ------
Management's Annual Report on Internal Control Over Financial Reporting....    F-2

Report of Independent Registered Public Accounting Firm....................    F-3

Consolidated Financial Statements:.........................................

Consolidated Statements of Financial Position - December 31, 2010 and 2009.    F-4

Consolidated Statements of Operations and Comprehensive Income
Years ended December 31, 2010, 2009 and 2008...............................    F-5

Consolidated Statements of Stockholder's Equity
Years ended December 31, 2010, 2009 and 2008...............................    F-6

Consolidated Statements of Cash Flows
Years ended December 31, 2010, 2009 and 2008...............................    F-7

Notes to Consolidated Financial Statements.................................    F-8

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2010, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission
(COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2010.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 11, 2011

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2010 and December 31, 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 11, 2011

Pruco Life Insurance Company

Consolidated Statements of Financial Position
As of December 31, 2010 and 2009 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                             2010             2009
                                                                                       ---------------- ----------------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2010--$5,701,829;
 2009--$5,669,377)                                                                       $    6,042,303   $    5,854,073
Equity securities available for sale,
 at fair value (cost, 2010--$17,964; 2009--$27,332)                                              19,407           27,642
Trading account assets at fair value                                                             22,705           26,937
Policy loans                                                                                  1,061,607        1,012,014
Short-term investments                                                                          246,904          172,913
Commercial mortgage loans                                                                     1,275,022        1,048,346
Other long-term investments                                                                     131,994           73,671
                                                                                       ---------------- ----------------
  Total investments                                                                           8,799,942        8,215,596
Cash and cash equivalents                                                                       364,999          143,111
Deferred policy acquisition costs                                                             3,377,557        2,483,494
Accrued investment income                                                                        92,806           90,120
Reinsurance recoverable                                                                       2,727,161        2,396,095
Receivables from parent and affiliates                                                          249,339          263,268
Deferred sales inducements                                                                      537,943          296,341
Other assets                                                                                     53,375           31,730
Separate account assets                                                                      43,269,091       25,163,277
                                                                                       ---------------- ----------------
TOTAL ASSETS                                                                              $  59,472,213    $  39,083,032
                                                                                       ================ ================

LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                                          $    7,509,169   $    6,794,721
Future policy benefits and other policyholder liabilities                                     3,327,549        3,145,520
Cash collateral for loaned securities                                                            76,574          196,166
Securities sold under agreement to repurchase                                                     2,957           11,540
Income taxes payable                                                                            548,280          514,762
Short-term debt to affiliates                                                                         -                -
Long-term debt to affiliates                                                                    895,000
Payables to parent and affiliates                                                                41,910         - 34,156
Other liabilities                                                                               475,489          315,308
Separate account liabilities                                                                 43,269,091       25,163,277
                                                                                       ---------------- ----------------
TOTAL LIABILITIES                                                                            56,146,019   $   36,175,450
                                                                                       ---------------- ----------------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value;
  1,000,000 shares, authorized;
  250,000 shares, issued and outstanding)                                                         2,500            2,500
Additional paid-in capital                                                                      792,226          828,858
Retained earnings                                                                             2,370,525        2,000,457
Accumulated other comprehensive income                                                          160,943           75,767
                                                                                       ---------------- ----------------
TOTAL EQUITY                                                                                  3,326,194        2,907,582
                                                                                       ---------------- ----------------
TOTAL LIABILITIES AND EQUITY                                                             $   59,472,213   $   39,083,032
                                                                                       ================ ================

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2010, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                               2010          2009         2008
                                                                           ------------- ------------ ------------
REVENUES
Premiums                                                                     $    66,392   $   71,593   $   76,794
Policy charges and fee income                                                    589,051      653,134      686,149
Net investment income                                                            438,244      406,040      363,751
Asset administration fees                                                         81,358       34,004       24,903
Other income                                                                      51,319       45,841       28,783
Realized investment gains/(losses), net;
  Other-than-temporary impairments on fixed
  maturity securities                                                          (120,637)     (97,552)     (57,790)
  Other-than-temporary impairments on fixed
  maturity securities transferred to Other
  Comprehensive Income                                                           108,826       65,656            -
  Other realized investment gains (losses), net                                  122,445    (437,288)      263,996
                                                                           ------------- ------------ ------------
    Total realized investment gains (losses), net                                110,634    (469,184)      206,206
                                                                           ------------- ------------ ------------
Total revenues                                                                 1,336,998      741,428    1,386,586
                                                                           ------------- ------------ ------------

BENEFITS AND EXPENSES

Policyholders' benefits                                                            (891)      160,333      339,148
Interest credited to policyholders' account balances                             250,517      271,379      213,371
Amortization of deferred policy acquisition costs                                 93,125      294,286      308,617
General, administrative and other expenses                                       352,366      217,181      211,121
                                                                           ------------- ------------ ------------

Total benefits and expenses                                                      695,117      943,179    1,072,257
                                                                           ------------- ------------ ------------

Income (Loss) from operations before income taxes                                641,881    (201,751)      314,329

Income Taxes:
  Current                                                                        157,318       93,658    (126,180)
  Deferred                                                                        14,495    (229,618)      191,184
                                                                           ------------- ------------ ------------
Income tax expense (benefit)                                                     171,813    (135,960)       65,004
                                                                           ------------- ------------ ------------
NET INCOME/(LOSS)                                                                470,068     (65,791)      249,325
                                                                           ------------- ------------ ------------

Change in net unrealized investment gains/(losses) and changes in foreign
 currency translation, net of taxes (1)                                           85,176      232,438    (155,000)
                                                                           ------------- ------------ ------------

COMPREHENSIVE INCOME                                                         $   555,244   $  166,647   $   94,325
                                                                           ============= ============ ============

(1) Amounts are net of tax expense of $46 million, $111 million and $83 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2010, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                                                 Total
                                                                                              Accumulated
                                                                   Additional                    Other
                                                         Common     Paid-in-     Retained    Comprehensive     Total
                                                          Stock     Capital      Earnings    Income (Loss)    Equity
                                                        --------- ------------ ------------- ------------- -------------
Balance, December 31, 2007                                $ 2,500   $  455,664   $ 1,797,387   $   17,865    $ 2,273,416

Net Income                                                                           249,325                     249,325

Contributed Capital                                             -      360,000             -            -        360,000

Cumulative effect of changes in accounting
principles, net of taxes                                        -            -             -        (477)          (477)

Change in net unrealized investment (losses), net of
taxes                                                           -            -             -    (154,523)      (154,523)
                                                        --------- ------------ ------------- ------------  -------------

Balance, December 31, 2008                                $ 2,500   $  815,664   $ 2,046,712  ($ 137,135)    $ 2,727,741
                                                        --------- ------------ ------------- ------------  -------------

Net income                                                                          (65,791)                    (65,791)

Contributed Capital                                             -       13,194             -            -         13,194

Change in foreign currency translation adjustments,
net of taxes                                                    -            -             -          227            227

Impact of adoption of new guidance for other-than-
temporary impairments of debt securities, net of taxes                                19,536     (19,536)              -

Change in net unrealized investment (losses), net of
taxes                                                           -            -             -      232,211        232,211
                                                        --------- ------------ ------------- ------------  -------------

Balance, December 31, 2009                                $ 2,500   $  828,858   $ 2,000,457   $   75,767    $ 2,907,582
                                                        --------- ------------ ------------- ------------  -------------

Net income                                                                           470,068                     470,068

Contributed Capital                                             -           10             -            -             10

Affiliated Asset Transfers                                      -     (36,642)             -            -       (36,642)

Dividend to Parent                                              -                  (100,000)            -      (100,000)

Change in foreign currency
translation adjustments, net
of taxes                                                        -            -             -        (127)          (127)

Change in net unrealized investment gains/(losses),
net of taxes                                                    -            -             -       85,303         85,303
                                                        --------- ------------ ------------- ------------  -------------

Balance, December 31, 2010                                $ 2,500   $  792,226   $ 2,370,525   $  160,943    $ 3,326,194
                                                        ========= ============ ============= ============  =============

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows
Years Ended December 31, 2010, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                         2010            2009             2008
                                                                    -------------- ---------------- ----------------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net (Loss)/Income                                                     $    470,068     $   (65,791)     $    249,325
Adjustments to reconcile net income to net cash from (used in)
 operating activities:
  Policy charges and fee income                                          (202,268)        (266,769)        (207,498)
  Interest credited to policyholders' account balances                     250,517          271,379          213,371
  Realized investment (gains)/losses, net                                (110,634)          469,184        (206,206)
  Amortization and other non-cash items                                   (20,870)         (10,451)          (5,505)
  Change in:
    Future policy benefits and other policyholders' liabilities            728,898          475,721          603,349
    Reinsurance recoverable                                              (819,599)        (533,781)        (384,087)
    Accrued investment income                                              (2,686)         (10,959)          (5,193)
    Receivables from parent and affiliates                                (37,402)           94,287         (30,500)
    Payables to parent and affiliates                                        7,754         (41,496)           15,446
    Deferred policy acquisition costs                                    (966,699)        (251,131)        (163,154)
    Income taxes payable                                                  (12,338)         (67,851)           76,532
    Deferred sales inducements                                           (246,006)         (94,526)         (71,899)
    Other, net                                                            (34,532)         (16,104)        (116,754)
                                                                    -------------- ---------------- ----------------
CASH FLOWS USED IN OPERATING ACTIVITIES                                  (995,797)         (48,288)         (32,773)
                                                                    -------------- ---------------- ----------------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
  Proceeds from the sale/maturity/prepayment of:
    Fixed maturities available for sale                                  1,843,933        1,673,613        1,485,142
    Policy loans                                                           115,225          150,744          110,856
    Commercial mortgage loans                                               64,520           46,286           20,553
    Equity securities, available for sale                                   15,978           19,541             (47)
    Trading account assets, available for sale                               4,527                5                -
  Payments for the purchase of:
    Fixed maturities available for sale                                (1,846,086)      (2,443,789)      (2,019,688)
    Policy loans                                                         (119,752)        (117,727)        (109,096)
    Commercial mortgage loans                                            (305,789)        (230,550)        (126,892)
    Equity securities, available for sale                                  (6,777)         (19,636)                -
    Trading account assets, available for sale                                   -         (13,301)          (8,803)
  Notes receivable from parent and affiliates, net                          55,863        (143,419)          (8,687)
  Other long term investments, net                                        (33,684)            2,325          (9,343)
  Short term investments, net                                             (73,803)         (96,775)           43,490
                                                                    -------------- ---------------- ----------------
CASH FLOWS USED IN INVESTING ACTIVITIES                                  (285,845)      (1,172,683)        (622,515)
                                                                    -------------- ---------------- ----------------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
  Policyholders' account deposits                                        3,092,710        1,937,462        2,243,781
  Policyholders' account withdrawals                                   (2,328,806)      (1,223,565)      (1,126,295)
  Net change in securities sold under agreement to repurchase and
   cash collateral for loaned securities                                 (128,177)           53,994        (261,770)
  Dividend to parent                                                     (100,000)                -                -
  Contribution from parent                                                      10                -          360,000
  Net change in financing arrangements (maturities 90 days or
  less)                                                                     72,793            1,146         (58,347)
  Net increase in long-term borrowing                                      895,000                -                -
                                                                    -------------- ---------------- ----------------
CASH FLOWS FROM FINANCING ACTIVITIES                                     1,503,530          769,037        1,157,369
                                                                    -------------- ---------------- ----------------
  Net increase (decrease) in cash and cash equivalents                     221,888        (451,934)          502,081
  Cash and cash equivalents, beginning of year                             143,111          595,045           92,964
                                                                    -------------- ---------------- ----------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                $    364,999       $  143,111       $  595,045
                                                                    ============== ================ ================

SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes (refunded) paid                                        $    185,220     $   (68,108)     $   (11,525)
  Interest paid                                                       $      3,212     $          8     $        573

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the "Company," is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance," which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial." Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey, or "PLNJ," and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis. Two additional subsidiaries formerly owned by the Company for the purpose of acquiring fixed income investments were liquidated in 2009. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell universal life insurance, variable life insurance, term life insurance, fixed and variable annuities only in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation ("PALAC"), an affiliate of the Company, ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product in the Company. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC's existing variable annuities. However, subject to applicable contractual provisions and administrative rules, PALAC will continue to accept subsequent purchase payments on in force contracts under existing annuity products. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. In addition, by limiting its variable annuity offerings to a single product line sold through one insurer (and its affiliate, for New York sales), the Prudential Annuities business unit of Prudential Financial expects to convey a more focused, cohesive image in the marketplace.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in Debt and Equity Securities

The Company's investments in debt and equity securities include fixed maturities; trading account assets; equity securities and short-term investments. The accounting policies related to these are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

for a description of the accounting for impairments, as well as the impact of the Company's adoption on January 1, 2009 of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)."

Trading account assets consist primarily of asset-backed securities, public corporate bonds and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities." Realized and unrealized gains and losses for these investments are reported in "Other Income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available for sale are comprised of common stock, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)." The cost of equity securities is written down to fair value when a decline in value is considered to be other- than- temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial mortgage loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage loans originated and held for investment are generally carried at unpaid principal balance, net of an allowance for losses.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When a loan is deemed to be impaired, any accrued but uncollectible interest on the impaired loan and other loans backed by the same collateral, if any, is charged to interest income in the period the loan is deemed to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage loan and agricultural loan portfolios on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining our allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Loans are reported at carrying value, and the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage loans and agricultural loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, default probability and loss severity factors by property type. Historical credit migration, default and loss severity factors are updated each quarter based on the Company's actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.

The allowance for losses on commercial mortgage loans and agricultural loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses and changes in value for loans accounted for under the fair value option. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General, administrative and other expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General, administrative and other expenses").

Other long-term investments consist of the derivatives, the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Short-term investments primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board ("FASB") revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its' fair value to its amortized cost basis. This revised guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a foreign currency denominated security in an unrealized loss position approaches maturity.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)." Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of "Accumulated other comprehensive income
(loss)." Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 - 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. In addition to the gross profit components previously mentioned, we also include the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities in actual gross profits used as the basis for calculating current period amortization, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements. See Note 13 in the Consolidated Financial Statements. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "Amortization of deferred policy acquisition costs" in the period such estimated gross profits are revised.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder's account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred sales inducements". They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances."

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance and annuity products, expected mortality and morbidity is generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the values of securities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options which are contracted in the over-the-counter market with an affiliate. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, financial indices, values of securities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk, used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty for which a master netting arrangement has been executed. As discussed below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Gains and losses that were in "Accumulated other comprehensive income (loss)" pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains/(losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as an Other long-term investments and report it within "Other long-term investments."

The Company sells variable annuity contracts that include features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to most of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). These embedded derivatives are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverable." Changes in "Realized investment gains/(losses), net" are based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no-lapse guarantee provision that is reinsured with an affiliate Universal Prudential Arizona Reinsurance Company ("UPARC"). The reinsurance of this no-lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the value of the underlying contractual guarantees that are carried at fair value and included in "Reinsurance recoverables", and changes in "Realized investment gains/(losses), net."

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The required disclosures are included above and in
Note 3. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The Company will provide these required disclosures in the interim reporting period ended March 31, 2011. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company's adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 10 and Note 11. The Company will provide the required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity in the interim reporting period ending March 31, 2011.

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value ("NAV") as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. It was effective for the first annual or interim reporting period ending after December 15, 2009. The Company's adoption of this guidance effective December 31, 2009 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in when a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended
December 31, 2009, and the adoption did not have a material impact on the Company's consolidated financial position, results of operations, and financial statement disclosures.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2009, the FASB issued authoritative guidance for the FASB's Accounting Standards Codification /TM/ as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacted the way the Company references U.S. GAAP accounting standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods similar to those included in annual financial statements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $19.6 million. The disclosures required by this new guidance are provided in Note 3. See "Investments and Investment-Related Liabilities" above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and
(2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company's early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in
Note 10.

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active. This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued. The Company's adoption of this guidance effective September 30, 2008 did not have a material effect on the Company's consolidated financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosures are provided in Note 11.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company's adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance effective January 1, 2008 did not have a material effect on the Company's consolidated financial position or results of operations.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2008.

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 10 for more information on fair value measurements guidance.

Future Adoption of New Accounting Pronouncements

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company's adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                        December 31, 2010
                                                  ------------------------------------------------------------
                                                                                                   Other-than-
                                                                Gross       Gross                   temporary
                                                   Amortized  Unrealized  Unrealized                impairments
                                                     Cost       Gains      Losses      Fair Value  in AOCI (3)
                                                  ---------- ----------- ----------- ------------ -------------
                                                                         (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies              $  223,442  $  4,563     $    43    $  227,962    $      -
Obligations of U.S. states and their political
 subdivisions                                         25,126        66       1,063        24,129           -
Foreign government bonds                              48,725     5,984           -        54,709           -

Corporate securities                               4,090,968   292,696      13,467     4,370,197        (694)
Asset-backed securities(1)                           417,339    22,316      30,077       409,578     (37,817)
Commercial mortgage-backed securities                546,056    34,711         247       580,520           -
Residential mortgage-backed securities (2)           350,173    25,228         193       375,208      (1,437)
                                                  ==========  ========     =======    ==========    ========

Total fixed maturities, available for sale        $5,701,829  $385,564     $45,090    $6,042,303    $(39,948)
                                                  ==========  ========     =======    ==========    ========

Equity securities, available for sale             $   17,964  $  3,352     $ 1,909    $   19,407
                                                  ==========  ========     =======    ==========

 (1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
 (2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 (3) Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which were not included in earnings under new authoritative accounting guidance. Amount excludes $15 million of net unrealized gains (losses) on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


                                                                                 December 31, 2009
                                                             --------------------------------------------------------
                                                                                                           Other-than-
                                                                          Gross      Gross                  temporary
                                                             Amortized  Unrealized Unrealized              impairments
                                                               Cost       Gains      Losses    Fair Value  in AOCI (3)
                                                             ---------- ---------- ---------- ------------ -----------
                                                                                  (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $  169,849  $  2,270   $   459   $    171,660  $      -
Obligations of U.S. states and their political subdivisions      16,924         -       922         16,002         -
Foreign government bonds                                         39,405     5,157       287         44,275         -

Corporate securities                                          3,802,403   181,748    26,354      3,957,797    (2,635)
Asset-backed securities(1)                                      468,747    21,638    39,604        450,781   (45,134)
Commercial mortgage-backed securities                           494,023    12,224     4,631        501,616         -
Residential mortgage-backed securities (2)                      678,026    35,559     1,643        711,942    (1,826)
                                                             ==========  ========   =======   ============  ========

Total fixed maturities, available for sale                   $5,669,377  $258,596   $73,900   $  5,854,073  $(49,595)
                                                             ==========  ========   =======   ============  ========

Equity securities, available for sale                        $   27,332  $  1,663   $ 1,353   $     27,642
                                                             ==========  ========   =======   ============

(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which were not included in earnings under new authoritative accounting guidance. Amount excludes $(24) million of net unrealized gains (losses) on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2010, are as follows:

                                                  Available for Sale
                                                 ---------------------
                                                 Amortized
                                                   Cost     Fair Value
                                                 ---------- ----------
                                                    (in thousands)
         Due in one year or less                 $  371,910 $  375,268
         Due after one year through five years    1,745,335  1,859,455
         Due after five years through ten years   1,708,560  1,842,996
         Due after ten years                        562,456    599,278
         Asset-backed securities                    417,339    409,578
         Commercial mortgage-backed securities      546,056    580,520
         Residential mortgage-backed securities     350,173    375,208
                                                 ---------- ----------
         Total                                   $5,701,829 $6,042,303
                                                 ========== ==========

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                               2010       2009         2008
                                                                             --------  ----------  -----------
                                                                                       (in thousands)
Fixed maturities, available for sale:
 Proceeds from sales                                                         $788,657  $  572,902  $ 1,070,088
 Proceeds from maturities/repayments                                          919,875   1,100,012      416,196
 Gross investment gains from sales, prepayments and maturities                 45,098      17,375       13,949
 Gross investment losses from sales and maturities                             (2,497)    (19,291)      (6,516)

Fixed maturity and equity security impairments:

 Net writedowns for other-than-temporary impairment losses on fixed
 maturities recognized in earnings (1)                                       $(11,811) $  (31,896) $   (57,790)
 Writedowns for other-than-temporary impairment losses on equity securities  $   (147) $   (2,259) $       (22)

(1) Effective with the adoption of new authoritative guidance January 1, 2009, excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). The net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                                                                                                  Year Ended
Credit losses recognized in earnings on fixed maturity securities held by the                    December 31,
Company for which a portion of the OTTI loss was recognized in OCI                                   2010
                                                                                                (in thousands)
Balance, beginning of period, January 1, 2009                                                      $      -
Credit losses remaining in retained earnings related to adoption of new authoritative guidance
 on January 1, 2009                                                                                  21,827
Credit loss impairments previously recognized on securities which matured, paid down,
 prepaid or were sold during the period                                                             (10,181)
Credit loss impairments previously recognized on securities impaired to fair value during the
 period (1)                                                                                               -
Credit loss impairment recognized in the current period on securities not previously impaired        19,090
Additional credit loss impairments recognized in the current period on securities previously
 impaired                                                                                            11,479
Increases due to the passage of time on previously recorded credit losses                             1,589
Accretion of credit loss impairments previously recognized due to an increase in cash flows
 expected to be collected                                                                              (861)
                                                                                                   --------
Balance, December 31, 2009                                                                         $ 42,943
                                                                                                   ========


Balance, beginning of period, January 1, 2010                                                      $ 42,943
Credit loss impairments previously recognized on securities which matured, paid down,
 prepaid or were sold during the period                                                              (7,144)
Credit loss impairments previously recognized on securities impaired to fair value during the
 period (1)                                                                                          (7,158)
Credit loss impairment recognized in the current period on securities not previously impaired            26
Additional credit loss impairments recognized in the current period on securities previously
 impaired                                                                                             8,950
Increases due to the passage of time on previously recorded credit losses                             2,222
Accretion of credit loss impairments previously recognized due to an increase in cash flows
 expected to be collected                                                                            (3,019)
                                                                                                   --------
Balance, December 31, 2010                                                                         $ 36,820
                                                                                                   ========

(1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

  Trading Account Assets

The following table provides information relating to trading account assets at December 31:

                                                 2010               2009
                                          ------------------ ------------------
                                          Amortized  Fair    Amortized  Fair
                                            Cost     Value     Cost     Value
                                          --------- -------- --------- --------
                                            (in thousands)     (in thousands)
Fixed maturities:

  Corporate securities                    $      -  $      - $  1,200  $  1,182

  Asset-backed securities                   16,074    17,525   18,903    20,647

  Commercial mortgage-backed securities      4,950     5,180    4,924     5,108
                                          --------  -------- --------  --------

Total fixed maturities                    $ 21,024  $ 22,705 $ 25,027  $ 26,937
                                          --------  -------- --------  --------

Total trading account assets              $ 21,024  $ 22,705 $ 25,027  $ 26,937
                                          ========  ======== ========  ========

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Asset administration fees" were ($0.2) million and $3 million during year ended December 31, 2010 and 2009, respectively.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Commercial Mortgage Loans

The Company's commercial mortgage loans are comprised as follows at December 31:

                                                                2010                      2009
                                                      ------------------------  ------------------------
                                                          Amount                    Amount
                                                      (in thousands) % of Total (in thousands) % of Total
                                                      -------------- ---------- -------------- ----------
Commercial mortgage loans by property type
Industrial buildings                                   $    226,174   17.4    %  $    200,168   18.6    %
Retail stores                                               438,072   33.8    %       336,699   31.3    %
Apartments/Multi-family                                     203,749   15.7    %       159,669   14.9    %
Office buildings                                            208,699   16.1    %       164,412   15.3    %
Hospitality                                                  57,409    4.4    %        58,714    5.5    %
Other                                                        85,133    6.6    %        85,729    8.0    %
                                                      -------------  ---------   ------------  ---------
Total commercial mortgage loans                           1,219,236   94.0    %     1,005,391   93.6    %
                                                                     ---------   ------------  ---------
Agricultural properties                                      77,214    6.0    %        68,697    6.4    %
                                                      -------------  ---------   ------------  ---------
Total commercial mortgage and agricultural loans          1,296,450  100.0    %     1,074,088  100.0    %
                                                                     =========                 =========
    Valuation allowance                                     (21,428)                  (25,742)
                                                      -------------              ------------
Total net commercial mortgage and agricultural loans      1,275,022                 1,048,346
                                                      -------------              ------------
Total other uncollaterized loans                                  -                         -
Total commercial mortgage and other loans              $  1,275,022              $  1,048,346
                                                      =============              ============

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (20%) and New Jersey (13%) at December 31, 2010.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                     2010     2009   2008
                                                   -------- ------- ------
                                                       (in thousands)
      Allowance for losses, beginning of year      $ 25,742 $ 8,173 $4,517
      Increase/(Decrease) in allowance for losses   (4,314)  17,569  3,656
                                                   -------- ------- ------
      Allowance for losses, end of year            $ 21,428 $25,742 $8,173
                                                   ======== ======= ======

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31, 2010:

                                                       Commercial Agricultural
                                                        Mortgage    Property
                                                         Loans       Loans       Total
                                                       ---------- ------------ ----------
                                                                 (in thousands)
Allowance for Credit Losses:
Ending Balance: individually evaluated for impairment  $   10,536   $     -    $   10,536
Ending Balance: collectively evaluated for impairment      10,471       421        10,892
                                                       ----------   -------    ----------
Total Ending Balance                                   $   21,007   $   421    $   21,428
                                                       ==========   =======    ==========

Recorded Investment:
Ending balance gross of reserves:
individually evaluated for impairment                  $   38,061   $     -    $   38,061
Ending balance gross of reserves:
collectively evaluated for impairment                   1,181,175    77,214     1,258,389
                                                       ----------   -------    ----------
Total Ending balance, gross of reserves                $1,219,236   $77,214    $1,296,450
                                                       ==========   =======    ==========

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, 2010 are as follows:

Impaired Commercial Mortgage Loans

                                          Year Ended December 31, 2010
                                       ----------------------------------
                                                       Unpaid
                                          Recorded    Principal  Related
                                       Investment (1)  Balance  Allowance
                                       -------------- --------- ---------
                                                 (in thousands)
      With an allowance recorded:
      Commercial mortgage loans:
      Industrial                          $     -      $     -   $     -
      Retail                               12,555       12,555     2,079
      Office                                    -            -         -
      Apartments/Multi-Family                   -            -         -
      Hospitality                          15,844       15,844     7,816
      Other                                 9,662        9,662       641
                                          -------      -------   -------
      Total commercial mortgage loans     $38,061      $38,061   $10,536
                                          =======      =======   =======

      (1) Recorded investment reflects the balance sheet carrying value gross of related allowance.

At December 31, 2010, the Company held no impaired agricultural loans.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $38 million and $24 million for 2010 and 2009, respectively. Net investment income recognized on these loans totaled $1 million and $2 million for the years ended December 31, 2010 and 2009, respectively. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

The following tables set forth the credit quality indicators as of December 31, 2010:

Commercial mortgage loans

                                                     Debt Service Coverage Ratio
                                  -----------------------------------------------------------------
                                                                                 Less
                                   Greater  1.8X to  1.5X to  1.2X to  1.0X to   than
                                  than 2.0X  2.0X     <1.8X    <1.5X    <1.2X    1.0X   Grand Total
                                  --------- -------- -------- -------- -------- ------- -----------
                                                           (in thousands)
Loan-to-Value Ratio
0%-49.99%                         $113,353  $ 66,295 $ 94,130 $ 29,678 $  5,957 $ 4,211 $  313,624
50%-59.99%                          48,665    19,063   34,349        -    8,900       -    110,977
60%-69.99%                          97,374    92,211   34,119  104,588   32,743       -    361,035
70%-79.99%                           5,000    14,462   21,558  132,812   95,433   2,365    271,630
80%-89.99%                               -         -        -   62,323    8,909  17,972     89,204
90%-100%                                 -         -        -        -   11,216  21,846     33,062
Greater than 100%                        -         -        -    3,847   14,198  21,659     39,704
                                  --------  -------- -------- -------- -------- ------- ----------
 Total Commercial Mortgage Loans  $264,392  $192,031 $184,156 $332,248 $177,356 $68,053 $1,219,236
                                  ========  ======== ======== ======== ======== ======= ==========

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Agricultural loans

                                            Debt Service Coverage Ratio
                       ----------------------------------------------------------------------
                       Greater than 1.8X to  1.5X to   1.2X to   1.0X to  Less than   Grand
                           2.0X      2.0X     <1.8X     <1.5X     <1.2X     1.0X      Total
                       ------------ ------- --------- --------- --------- --------- ---------
                                                   (in thousands)
Loan-to-Value Ratio
0%-49.99%               $  13,368   $   960 $  20,192 $  15,129 $  12,731  $    -   $  62,380
50%-59.99%                      -     5,105         -         -         -       -       5,105
60%-69.99%                  9,729         -         -         -         -       -       9,729
70%-79.99%                      -         -         -         -         -       -           -
80%-89.99%                      -         -         -         -         -       -           -
90%-100%                        -         -         -         -         -       -           -

Greater than 100%               -         -         -         -         -       -           -
   Total Agricultural.
                        ---------   ------- --------- --------- ---------  ------   ---------
   Loans..............  $  23,097   $ 6,065 $  20,192 $  15,129 $  12,731  $    -   $  77,214
                        =========   ======= ========= ========= =========  ======   =========

Commercial mortgage and agricultural loans

                                                            Debt Service Coverage Ratio
                                  --------------------------------------------------------------------------------
                                  Greater than                             1.2X to  1.0X to  Less than
                                      2.0X     1.8X to 2.0X 1.5X to <1.8X   <1.5X    <1.2X     1.0X    Grand Total
                                  ------------ ------------ ------------- --------- -------- --------- -----------
                                                                   (in thousands)
Loan-to-Value Ratio
0%-49.99%                          $  126,721   $  67,255    $  114,322   $  44,807 $ 18,688 $  4,211  $  376,004
50%-59.99%                             48,665      24,168        34,349           -    8,900        -     116,082
60%-69.99%                            107,103      92,211        34,119     104,588   32,743        -     370,764
70%-79.99%                              5,000      14,462        21,558     132,812   95,433    2,365     271,630
80%-89.99%                                  -           -             -      62,323    8,909   17,972      89,204
90%-100%                                    -           -             -           -   11,216   21,846      33,062

Greater than 100%                           -           -             -       3,847   14,198   21,659      39,704
   Total Commercial Mortgage and.
                                   ----------   ---------    ----------   --------- -------- --------  ----------
   Agricultural Loans............  $  287,489   $ 198,096    $  204,348   $ 348,377 $190,087 $ 68,053  $1,296,450
                                   ==========   =========    ==========   ========= ======== ========  ==========

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The following table provides an aging of past due commercial mortgage and other loans as of December 31, 2010:

                                                           As of December 31, 2010
                                 ----------------------------------------------------------------------------
                                                                                                     Total
                                                                  Greater   Greater               Commercial
                                                                  Than 90   Than 90                Mortgage
                                            30-59 Days 60-89 Days  Day -   Day - Not   Total Past     and
                                  Current    Past Due   Past Due  Accruing Accruing      Due      other Loans
                                 ---------- ---------- ---------- -------- --------- ------------ -----------
                                                          (in thousands)
Commercial mortgage loans:
  Industrial                     $  226,175  $     -      $  -      $  -    $    -     $     -    $  226,175
  Retail                            425,516   12,555         -         -         -      12,555       438,071
  Office                            208,699        -         -         -         -           -       208,699
  Multi-Family/Apartment            203,748        -         -         -         -           -       203,748
  Hospitality                        57,410        -         -         -         -           -        57,410
  Other                              75,471        -         -         -     9,662       9,662        85,133
                                 ----------  -------      ----      ----    ------     -------    ----------
Total commercial mortgage loans  $1,197,019  $12,555      $  -      $  -    $9,662     $22,217    $1,219,236
                                 ==========  =======      ====      ====    ======     =======    ==========
Agricultural property loans      $   77,214  $     -      $         $       $    -     $     -    $   77,214
                                 ----------  -------      ----      ----    ------     -------    ----------
Total                            $1,274,233  $12,555      $  -      $  -    $9,662     $22,217    $1,296,450
                                 ==========  =======      ====      ====    ======     =======    ==========

See Note 2 for further discussion regarding nonaccrual status loans.

The following table sets forth commercial mortgage and other loans on nonaccrual status as of December 31:

                                                      2010
                                                 --------------
                                                 (in thousands)
                Commercial mortgage loans:
                  Industrial                       $       -
                  Retail                              12,555
                  Office                                   -
                  Multi-Family/Apartment                   -
                  Hospitality                         15,844
                  Other                                9,662
                                                   ---------
                Total commercial mortgage loans    $  38,061
                                                   =========

Other Long term Investments

"Other long-term investments" are comprised as follows at December 31:

                                                       2010     2009
                                                     -------- --------
                                                      (in thousands)
          Company's investment in Separate accounts  $ 29,827 $ 34,558
          Joint ventures and limited partnerships      86,972   39,113
          Derivatives /(1)/                            15,195        -
                                                     -------- --------
          Total other long- term investments         $131,994 $ 73,671
                                                     ======== ========

          (1) Derivative balance of ($20.5) million at December 31, 2009 was reclassed to Other Liabilities.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

  Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                  2010      2009      2008
                                                --------- --------- ---------
                                                       (in thousands)
   Fixed maturities, available for sale         $ 313,036 $ 306,535 $ 269,498
   Equity securities, available for sale            1,005     1,966     2,230
   Trading account assets                           1,156     1,086       283
   Commercial mortgage loans                       71,541    60,575    49,786
   Policy loans                                    55,599    53,934    53,073
   Short-term investments and cash equivalents        918     2,407    10,142

   Other long-term investments                     11,552   (6,700)   (3,694)
                                                --------- --------- ---------

   Gross investment income                        454,807   419,803   381,318
   Less investment expenses                      (16,563)  (13,763)  (17,567)
                                                --------- --------- ---------

   Net investment income                        $ 438,244 $ 406,040 $ 363,751
                                                ========= ========= =========

Carrying value for non-income producing assets included in fixed maturities totaled $14.2 million and $15.5 million as of December 31, 2010 and December 31, 2009, respectively. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2010.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                2010      2009      2008
                                              -------- ---------- ---------
                                                     (in thousands)
     Fixed maturities                         $ 30,790 $ (33,813) $(50,358)
     Equity securities                           (166)      (837)      (22)
     Commercial mortgage loans                   1,379   (17,568)   (3,656)
     Joint ventures and limited partnerships         -      (731)         -
     Derivatives                                78,577  (416,318)   260,027
     Other                                          54         83       215
                                              -------- ---------- ---------

     Realized investment gains/(losses), net  $110,634 $(469,184) $ 206,206
                                              ======== ========== =========

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available for sale" and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)," or "AOCI." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income
(loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                     Accumulated
                                                                                                        Other
                                                                    Deferred                        Comprehensive
                                                           Net       Policy              Deferred   Income (Loss)
                                                       Unrealized  Acquisition  Policy    Income    Related To Net
                                                          Gains     Costs and   Holder      Tax       Unrealized
                                                       (Losses) On    Other    Account  (Liability)   Investment
                                                       Investments    Costs    Balances   Benefit   Gains (Losses)
                                                       ----------- ----------- -------- ----------- --------------
                                                                             (in thousands)
Balance, December 31, 2008............................  $       -          -   $      -  $      -     $       -
Cumulative impact of the adoption of new
  authoritative guidance on January 1, 2009...........   (19,184)      1,446          -     6,208      (11,530)
Net investment gains (losses) on investments arising
  during the period...................................     26,718          -          -   (9,431)        17,287
Reclassification adjustment for OTTI losses included
  in net income.......................................      9,704          -          -   (3,426)         6,278
Reclassification adjustment for OTTI losses excluded
  from net income (1).................................   (43,123)          -          -    15,222      (27,901)
Impact of net unrealized investment (gains) losses on
  deferred policy acquisition costs...................          -     17,429          -   (6,152)        11,277
Impact of net unrealized investment (gains) losses on
  Policyholder account balance........................          -          -    (8,037)     2,837       (5,200)
                                                        ---------   --------   --------  --------     ---------
Balance, December 31, 2009............................  $(25,885)   $ 18,875   $(8,037)  $  5,258     $ (9,789)
                                                        ---------   --------   --------  --------     ---------
Net investment gains (losses) on investments arising
  during the period...................................    (6,744)          -          -     2,359       (4,385)
Reclassification adjustment for OTTI losses included
  in net income.......................................      7,954          -          -   (2,784)         5,170
Reclassification adjustment for OTTI losses excluded
  from net income (1).................................       (29)          -          -        10          (19)
Impact of net unrealized investment (gains) losses on
  deferred policy acquisition and other costs.........          -    (2,620)          -       917       (1,703)
Impact of net unrealized investment (gains) losses on
  policyholders' account balances.....................          -          -        908     (317)           591
                                                        ---------   --------   --------  --------     ---------
Balance, December 31, 2010............................  $(24,704)   $ 16,255   $(7,129)  $  5,443     $(10,135)
                                                        =========   ========   ========  ========     =========

(1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                                   Accumulated
                                                                                                                      Other
                                                                                Deferred                          Comprehensive
                                                                     Net         Policy                Deferred   Income (Loss)
                                                                  Unrealized   Acquisition   Policy     Income    Related To Net
                                                                Gains (Losses)  Costs and    Holder       Tax       Unrealized
                                                                      On          Other     Account   (Liability)   Investment
                                                                Investments(1)    Costs     Balances    Benefit   Gains (Losses)
                                                                -------------- ----------- ---------- ----------- --------------
                                                                                         (in thousands)
Balance, December 31, 2007                                        $   43,960    $(25,019)  $   10,358 $ (12,063)    $   17,236
Net investment gains (losses) on investments arising during
 the period                                                        (325,480)            -           -    113,648     (211,832)
Reclassification adjustment for gains (losses) included in net
 income                                                             (50,380)            -           -     17,633      (32,747)
Impact of net unrealized investment (gains) losses on deferred
 policy acquisition and other costs                                        -      264,616           -   (92,616)       172,000
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                           -            -   (126,068)     44,124      (81,944)
                                                                  ----------    ---------  ---------- ----------    ----------
Balance, December 31, 2008                                        $(331,900)    $ 239,597  $(115,710) $   70,726    $(137,287)
Cumulative impact of the adoption of new authoritative
 guidance on January 1, 2009                                        (12,856)          538           -      4,311       (8,007)
Net investment gains (losses) on investments arising during
 the period                                                          513,845            -           -  (179,846)       333,999

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                                        Accumulated
                                                                                                           Other
                                                                       Deferred                        Comprehensive
                                                            Net         Policy              Deferred   Income (Loss)
                                                         Unrealized   Acquisition  Policy    Income    Related To Net
                                                           Gains       Costs and   Holder      Tax       Unrealized
                                                        (Losses) On      Other    Account  (Liability)   Investment
                                                       Investments(1)    Costs    Balances   Benefit   Gains (Losses)
                                                                               (in thousands)
Reclassification adjustment for (gains) losses
 included in net income                                     24,946             -         -    (8,731)        16,215
Reclassification adjustment for OTTI losses excluded
 from net income (2)                                        43,123             -         -   (15,093)        28,030
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition and other costs                     -     (407,199)         -    144,673     (262,526)
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                 -             -   176,541   (61,788)       114,753
                                                          --------    ----------  --------  ---------    ----------
Balance, December 31, 2009                                $237,158    $(167,064)  $ 60,831  $(45,748)    $   85,177
Net investment gains (losses) on investments arising
 during the period                                         124,639             -         -   (43,622)        81,017
Reclassification adjustment for (gains) losses
 included in net income                                     38,578             -         -   (13,501)        25,077
Reclassification adjustment for OTTI losses excluded
 from net income (2)                                            29             -         -       (10)            19
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition and other costs                     -      (63,685)         -     22,291      (41,394)
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                 -             -    32,198   (11,268)        20,930
                                                          --------    ----------  --------  ---------    ----------
Balance, December 31, 2010                                $400,404    $(230,749)  $ 93,029  $(91,858)    $  170,826
                                                          ========    ==========  ========  =========    ==========

(1)  Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                                        2010      2009
                                                                      --------- ---------
                                                                        (in thousands)
 Fixed maturity securities on which an OTTI loss has been recognized  $(24,704) $(25,885)
 Fixed maturity securities, available for sale - all other              365,178   210,581
 Equity securities, available for sale                                    1,443       310
 Derivatives designated as cash flow hedges/(1)/                            808   (2,974)
 Other investments                                                       32,975    29,241
                                                                      --------- ---------
 Net unrealized gain/(losses) on investments                          $ 375,700 $ 211,273
                                                                      ========= =========

(1)  See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                          December 31, 2010
                                                  -----------------------------------------------------------------------
                                                  Less than twelve months (1) Twelve months or more         Total
                                                  --------------------------- --------------------- ---------------------
                                                                Unrealized               Unrealized            Unrealized
                                                  Fair Value      Losses      Fair Value   Losses   Fair Value   Losses
                                                  ----------    ----------    ---------- ---------- ---------- ----------
                                                                           (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies               $  9,075      $    43       $      -   $     -    $  9,075   $    43
Obligations of U.S. states and their political
 subdivisions                                        20,662        1,063              -         -      20,662     1,063
Foreign government bonds                                152            -              -         -         152         -
Corporate securities                                330,322        9,606         51,283     3,860     381,605    13,466
Asset-backed securities                              23,625          189         95,622    29,888     119,247    30,077
Commercial mortgage-backed securities                14,375          247              -         -      14,375       247
Residential mortgage-backed securities                3,406           57          5,934       137       9,340       194
                                                   --------      -------       --------   -------    --------   -------
Total                                              $401,617      $11,205       $152,839   $33,885    $554,456   $45,090
                                                   ========      =======       ========   =======    ========   =======

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                          December 31, 2009
                                                  ------------------------------------------------------------------------
                                                  Less than twelve months Twelve months or more (1)         Total
                                                  ----------------------- ------------------------- ----------------------
                                                    Fair      Unrealized      Fair      Unrealized              Unrealized
                                                    Value       Losses        Value       Losses    Fair Value    Losses
                                                   ---------  ----------   -----------  ----------  ----------- ----------
                                                                            (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies               $ 20,888    $   459     $        -    $     -     $   20,888  $   459
Obligations of U.S. states and their political
 subdivisions                                        15,752        922              -          -         15,752      922
Foreign government bonds                              6,719        272             85         15          6,804      287
Corporate securities                                521,900      9,918        218,362     16,436        740,262   26,354
Asset-backed securities                              32,045      7,055        113,323     32,549        145,368   39,604
Commercial mortgage-backed securities               120,153      1,639         76,082      2,992        196,235    4,631
Residential mortgage-backed securities               42,560      1,097          6,819        546         49,379    1,643
                                                   ---------   -------     -----------   -------    -----------  -------
  Total                                            $760,017    $21,362     $  414,671    $52,538     $1,174,688  $73,900
                                                   =========   =======     ===========   =======    ===========  =======

(1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

The gross unrealized losses at December 31, 2010 and 2009 are composed of $23 million and $28 million related high or highest quality securities based on NAIC or equivalent rating and $22 million and $46 million, respectively related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2010, $27 million of the gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for less than six months, as compared to $39 million at December 31, 2009 that represented declines in value of greater than 20%, $4 million of which had been in that position for less than six months. At December 31, 2010 and December 31, 2009, the $34 million and $53 million respectively, of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the utilities and transportation sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2010 or 2009. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2010, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of the following dates:

                                                            December 31, 2010
                                       ----------------------------------------------------------------
                                       Less than twelve months Twelve months or more       Total
                                       ----------------------- --------------------- ------------------
                                          Fair     Unrealized   Fair     Unrealized   Fair   Unrealized
                                          Value      Losses     Value      Losses     Value    Losses
                                       ----------  ----------  --------  ----------  ------- ----------
                                                              (in thousands)
Equity Securities, available for sale   $   6,606    $1,750    $  1,536     $159     $ 8,142   $1,909
                                       ==========    ======    ========     ====     =======   ======

                                                            December 31, 2009
                                       ----------------------------------------------------------------
                                       Less than twelve months Twelve months or more       Total
                                       ----------------------- --------------------- ------------------
                                          Fair     Unrealized   Fair     Unrealized   Fair   Unrealized
                                          Value      Losses     Value      Losses     Value    Losses
                                       ----------  ----------  --------  ----------  ------- ----------
                                                              (in thousands)
Equity Securities, available for sale   $   6,728    $  521    $  5,839     $832     $12,567   $1,353

At December 31, 2010, $2 million of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months. At December 31, 2009, $135 thousand of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2010 and 2009. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2010 or 2009.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (Continued)

  Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                              2010     2009
                                                             ------- --------
                                                              (in thousands)
  Fixed maturity securities, available for sale - all other   76,981  199,852
                                                             ------- --------
  Total securities pledged                                   $76,981 $199,852
                                                             ======= ========

As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $80 million. Of this amount, $3 million was "Securities sold under agreements to repurchase" and $77 million was "Cash collateral for loaned securities. As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $208 million. Of this amount, $12 million was "Securities sold under agreements to repurchase" and $196 million was "Cash collateral for loaned securities."

Fixed maturities of $4 million at December 31, 2010 and December 31, 2009 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                               2010          2009           2008
                                                         ------------- -------------- --------------
                                                                       (in thousands)
Balance, beginning of year                                  $2,483,494     $2,602,085     $2,174,315
Capitalization of commissions, sales and issue expenses      1,059,823        545,418        471,771
Amortization                                                  (93,125)      (294,286)      (308,617)
Change in unrealized investment gains/(losses)                (72,635)      (369,723)        264,616
                                                         ------------- -------------- --------------
Balance, end of year                                         3,377,557     $2,483,494     $2,602,085
                                                         ============= ============== ==============

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with Prudential Arizona Reinsurance Captive Company, or "PARCC," Prudential Arizona Reinsurance Term Company, or "PAR TERM" and Prudential Arizona Reinsurance III Company, or "PAR III", as discussed in Note 13 to the Consolidated Financial Statements.

Ceded capitalization amounted to $220 million, $220 million and $126 million in 2010, 2009 and 2008, respectively. Ceded amortization amounted to $67 million, $53 million and $22 million in 2010, 2009 and 2008, respectively.

5. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                     2010           2009
                                                -------------- --------------
                                                       (in thousands)
  Life insurance - domestic                        $ 2,690,544    $ 2,195,902
  Life insurance - Taiwan                              939,159        786,044
  Individual and group annuities                        57,313         54,241
  Policy claims and other contract liabilities       (359,467)        109,333
                                                -------------- --------------
  Total future policy benefits                      $3,327,549     $3,145,520
                                                ============== ==============

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of
(1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. POLICYHOLDERS' LIABILITIES (continued)

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.32% to 14.75%, with approximately 15.44% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 0.77% to 6.21%.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                   2010        2009
                                                ----------- -----------
                                                    (in thousands)
         Interest-sensitive life contracts      $ 4,320,045 $ 3,954,459
         Individual annuities                     1,869,965   2,172,332
         Guaranteed interest accounts               841,268     274,434
         Other                                      477,891     393,496
                                                ----------- -----------
         Total policyholders' account balances  $ 7,509,169 $ 6,794,721
                                                =========== ===========

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3.00% to 5.00% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 1.00 % to 9.00 % with 0.00 % of policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00 % to 6.00 %. Interest crediting rates range from 1.00 % to 8.00 % for other.

6. REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Captive Company, or "PARCC", Universal Prudential Arizona Reinsurance Company, or "UPARC", Pruco Reinsurance Ltd., or "Pruco Re", Prudential Arizona Reinsurance III Company, or "PAR III", and Prudential Arizona Reinsurance Term Company, or "PAR TERM", in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such an inability of the reinsurers to meet their obligation is considered to be remote.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the years December 31, are as follows:

                                                                      2010         2009        2008
                                                                  -----------  -----------  ----------
                                                                             (in thousands)
Gross premiums and policy charges and fee income                  $ 2,092,147  $ 1,896,683  $1,717,526
Reinsurance ceded                                                  (1,436,704)  (1,171,957)   (954,583)
                                                                  -----------  -----------  ----------
Net premiums and policy charges and fee income                    $   655,443  $   724,726  $  762,943
                                                                  -----------  -----------  ----------
Policyholders' benefits ceded                                     $   678,782  $   515,539  $  496,280
Realized capital (losses)/gains net, associated with derivatives  $  (497,195) $(1,183,687) $1,059,476

Reinsurance premiums ceded for interest-sensitive products are accounted for as a reduction of policy charges and fee income.

Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE (continued)

In 2009, reinsurance ceded included a $17 million expense due to an underpayment to an affiliate in prior periods and in 2008 reinsurance ceded included a $49 million benefit due to an overpayment to an affiliate in prior periods.

Realized investment gains and losses include the reinsurance of certain of the Company's embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains". The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also sells certain universal life products that contain a no-lapse guarantee provision. The Company excluding its subsidiaries, entered into an agreement with UPARC (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance recoverables included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                    2010       2009
                                                 ---------- ----------
                                                    (in thousands)
         Domestic life insurance - affiliated    $1,780,911 $1,606,000
         Domestic life insurance - unaffiliated         239      4,050
         Taiwan life insurance-affiliated           946,011    786,045
                                                 ---------- ----------
                                                 $2,727,161 $2,396,095
                                                 ========== ==========

Substantially all reinsurance contracts are with affiliates as of December 31, 2010 and 2009. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in- force as December 31st, were as follows:

                                      2010           2009           2008
                                 -------------  -------------  -------------
                                                (in thousands)
  Gross life insurance in force  $ 546,708,450  $ 517,012,733  $ 450,675,048
  Reinsurance ceded               (492,314,245)  (465,245,943)  (405,820,776)
                                 -------------  -------------  -------------
  Net life insurance in force    $  54,394,205  $  51,766,790  $  44,854,272
                                 =============  =============  =============

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2010, 2009 and 2008 there were no gains or losses on transfers of assets from the general account to a separate account.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2010 and 2009, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                       December 31, 2010                        December 31, 2009
                                            ---------------------------------------- ----------------------------------------
                                                                  At Annuitization /                       At Annuitization /
                                            In the Event of Death  Accumulation (1)  In the Event of Death  Accumulation (1)
                                            ---------------------------------------- ----------------------------------------
 Variable Annuity Contracts                             ( in thousands)                          ( in thousands)

 Return of Net Deposits

 Account value                                   $23,853,223                 N/A          $9,277,670                  N/A

 Net amount at risk                                 $112,961                 N/A            $275,876                  N/A

 Average attained age of contractholders            60 years                 N/A            61 years                  N/A
 Minimum return or contract value

 Account value                                   $12,334,087         $29,079,105          $9,397,969          $12,015,386

 Net amount at risk                               $1,725,293            $847,993          $2,255,244             $773,487

 Average attained age of contractholders            66 years            60 years            66 years             62 years

 Average period remaining until earliest
 expected annuitization                                  N/A          1.24 years                 N/A           2.21 years

 (1) Includes income and withdrawal
 benefits as described herein

     Market value adjusted annuities          Unadjusted Value      Adjusted Value     Unadjusted Value      Adjusted Value
                                            --------------------- ------------------ --------------------- ------------------
Account value                                       $738,349            $744,269            $180,099             $187,867

                                              December 31, 2010   December 31, 2009
                                            ----------------------------------------
                                                     In the Event of Death
                                            ----------------------------------------
Variable Life, Variable Universal Life and               (in thousands)
Universal Life Contracts


 No Lapse Guarantees


 Separate account value                           $2,391,911          $2,157,765


 General account value                            $1,789,570          $1,517,912


 Net amount at risk                              $51,499,882         $49,987,909


 Average attained age of contractholders            51 years            50 years

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:


                                December 31, 2010 December 31, 2009
                                ----------------- -----------------
                                          (in thousands)

            Equity funds           $20,486,317       $10,489,477

            Bond funds              11,185,349         3,743,443

            Money market funds       2,035,929         2,221,208
                                ----------------- -----------------
              Total                $33,707,595       $16,454,128
                                ================= =================

In addition to the above mentioned amounts invested in separate account investment options, $2.480 billion and $2.222 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2010 and 2009, respectively.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in "Future policy benefits."

                                                                              GMIWB -
                                                  GMDB               GMIB      GMAB       Total
                                      ---------------------------- -------------------- ----------
                                      Variable    Variable Life,     Variable Annuity
                                      Annuity   Variable Universal
                                                 Life & Universal
                                                       Life
                                                             (in thousands)
Balance as of December 31, 2007       $  35,671      $55,184       $   8,905 $   35,233 $  134,993
  Incurred guarantee benefits /(1)/     162,244       32,311          32,112    759,407    986,074
  Paid guarantee benefits              (35,346)       (756)                -          -   (36,102)
                                      ---------      --------      --------- ---------- ----------
Balance as of December 31, 2008       $ 162,569      $86,739       $  41,017 $  794,640 $1,084,965
  Incurred guarantee benefits /(1)/    (13,709)       63,694        (14,478)  (812,179)  (776,672)
  Paid guarantee benefits              (68,937)      (7,262)               -          -   (76,199)
                                      ---------      --------      --------- ---------- ----------
Balance as of December 31, 2009       $  79,923      $143,171      $  26,539 $ (17,539) $  232,094
  Incurred guarantee benefits /(1)/       5,522       18,496             361  (435,284)  (410,905)
  Paid guarantee benefits              (36,616)       (560)            (182)          -   (37,358)
                                      ---------      --------      --------- ---------- ----------
Balance as of December 31, 2010       $  48,829      $161,107      $  26,718 $(452,823) $(216,169)
                                      =========      ========      ========= ========== ==========

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which is available under only one of the Company's GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature included in the design of certain optional living benefits transfers assets between the variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate account. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate account, and positive investment performance may result in transfers back to contractholder-selected investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature

Sales Inducements

These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances", are as follows:

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other Assets" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and
(2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                        2010         2009        2008
                                                    ------------ ------------ -----------
                                                               (in thousands)
Balance, beginning of year                            $  296,341    $ 269,310   $ 215,057
Capitalization                                           246,006       94,526      71,899
Amortization                                            (10,734)     (47,565)    (17,646)
Change in unrealized investment gains and (losses)         6,330     (19,930)          --
                                                    ------------ ------------ -----------
Balance, end of year                                  $  537,943    $ 296,341   $ 269,310
                                                    ============ ============ ===========

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $277 million, $167 million, and ($566) million for the years ended December 31, 2010, 2009, and 2008, respectively. Statutory surplus of the Company amounted to $1,218 million and $909 million at December 31, 2010 and 2009, respectively.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $122 million capacity to pay a dividend in 2011 without prior approval. In 2008 and 2009, there were neither dividends nor any returns of capital paid by the Company to the parent company. The Company paid a dividend of $100 million in 2010, of which $90 million was considered an ordinary dividend and $10 million was considered an extraordinary dividend.

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                 2010         2009         2008
                                                              ----------- ------------ ------------
                                                                         (in thousands)
Current tax expense (benefit):
  U.S.                                                          $ 157,318   $   93,658   $(126,180)
                                                              ----------- ------------ ------------
Total                                                             157,318       93,658    (126,180)
                                                              ----------- ------------ ------------

Deferred tax expense (benefit):
  U.S.                                                             14,495    (229,618)      191,184
                                                              ----------- ------------ ------------
Total                                                              14,495    (229,618)      191,184
                                                              ----------- ------------ ------------

Total income tax expense (benefit) on income from operations    $ 171,813   $(135,960)   $   65,004
  Other comprehensive (loss) income                                45,855      111,335     (83,046)
  Cumulative effect of changes in accounting policy                     -       10,637            -
                                                              ----------- ------------ ------------
Total income tax expense (benefit) on continuing operations     $ 217,668   $ (13,988)   $ (18,042)
                                                              =========== ============ ============

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $641.9 million, ($201.8) million and $314.3 million, and no income from foreign operations for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                2010       2009        2008
                                                             ---------- ----------- -----------
                                                                       (in thousands)
Expected federal income tax expense (benefit)                 $ 224,658  $ (70,612)  $  110,015
Non-taxable investment income                                  (46,577)    (35,900)    (43,914)
Tax credits                                                     (3,469)     (2,270)     (4,974)
Expiration of statute of limitations and related interest             -    (33,812)           -
Other                                                           (2,799)       6,634       3,877
                                                             ---------- ----------- -----------
Total income tax expense (benefit) on continuing operations   $ 171,813  $(135,960)  $   65,004
                                                             ========== =========== ===========

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                   2010         2009
                                               ------------ ------------
                                                    (in thousands)
        Deferred tax assets
          Insurance reserves                    $   507,852  $   202,477
          Investments                                45,654       65,527
          Other                                       1,821            -
                                               ------------ ------------
          Deferred tax assets                   $   555,327  $   268,004
                                               ------------ ------------

        Deferred tax liabilities
          Deferred acquisition costs            $   920,187  $   634,229
          Net unrealized gains on securities        131,136       74,916
          Other                                           -       11,672
                                               ------------ ------------
          Deferred tax liabilities                1,051,323      720,817
                                               ------------ ------------

        Net deferred tax asset (liability)      $ (495,996)  $ (452,813)
                                               ============ ============

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2010, 2009 and 2008.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's unrecognized tax benefits as of December 31, 2008, 2009 and 2010 are as follows:

                                                                                                       Unrecognized    Total
                                                                                         Unrecognized  tax benefits unrecognized
                                                                                         tax benefits    2002 and   tax benefits
                                                                                         prior to 2002   forward     all years
                                                                                         ------------- ------------ ------------
                                                                                                     (in thousands)
Amounts as of December 31, 2007                                                            $  45,118     $  5,782    $  50,900
Increases in unrecognized tax benefits taken in prior period                                       -          297          297
(Decreases) in unrecognized tax benefits taken in prior period                                     -            -            -
                                                                                           ---------     --------    ---------
Amounts as of December 31, 2008                                                            $  45,118     $  6,079    $  51,197
Increases in unrecognized tax benefits taken in prior period                                       -            -            -
(Decreases) in unrecognized tax benefits taken in prior period                                     -        (826)        (826)
Settlements with parent                                                                     (17,197)            -     (17,197)
Settlements with taxing authorities                                                                -            -            -
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute
 of limitations                                                                             (26,431)            -     (26,431)
                                                                                           ---------     --------    ---------
Amounts as of December 31, 2009                                                            $   1,490     $  5,253    $   6,743
Increases in unrecognized tax benefits taken in prior period                                       -            -            -
(Decreases) in unrecognized tax benefits taken in prior period                                     -      (5,123)      (5,123)
                                                                                           ---------     --------    ---------
Amounts as of December 31, 2010                                                            $   1,490     $    130    $   1,620
                                                                                           =========     ========    =========

Unrecognized tax benefits that, if recognized, would favorably impact the effective
 rate as of December 31, 2008...........................................................   $  45,118     $      -    $  45,118
                                                                                           =========     ========    =========
Unrecognized tax benefits that, if recognized, would favorably impact the effective
 rate as of December 31, 2009...........................................................   $   1,490     $      -    $   1,490
                                                                                           =========     ========    =========
Unrecognized tax benefits that, if recognized, would favorably impact the effective
 rate as of December 31, 2010...........................................................   $   1,490            -    $   1,490
                                                                                           =========     ========    =========

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

                                                                                                 2010       2009      2008
                                                                                              ---------- ---------- --------
                                                                                                      (in thousands)
Interest and penalties recognized in the consolidated statements of operations                $  (1,100) $  (4,900) $  1,200
Interest and penalties recognized in liabilities in the consolidated statements of financial
 position                                                                                     $        0 $    1,100 $  6,000

During 2009, in accordance with the terms of tax sharing agreement with its parent, Prudential Financial, the Company settled $17 million of its contingent tax liability with PFI and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as an increase to additional paid-in-capital.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 through 2007 tax years will expire in February 2012, unless extended. Tax years 2008 and 2009 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and related interest of $34 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2009, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On
February 14, 2011, the Obama Administration released the "General Explanations of the Administration's Revenue Proposals." Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2008, 2009 or 2010 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive ("IDD") stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company is working with its IRS audit team to bring the DRD issue to a close in accordance with the IDD. These activities had no impact on the Company's 2008, 2009 or 2010 results.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007 through 2010, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10.FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions,
(ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value) and commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2010 and 2009 these over-rides on a net basis were not material.

Inactive Markets - During 2009 and continuing through the first quarter of 2010, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of "worst case" cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with its own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved beginning in the second quarter of 2009. Based on this information, the Company concluded as of June 30, 2009, and continuing through March 31, 2010, that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value. As a result, the Company considered both third-party pricing information and an internally developed price based on a discounted cash flow model in determining the fair value of certain of these securities as of June 30, 2009 through March 31, 2010. Based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity, the Company classified these securities within Level 3 as of June 30, 2009 through March 31, 2010.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Beginning in the second quarter of 2010, the Company observed an increasingly active market, as evidence of orderly transactions in asset-backed securities collateralized by sub-prime mortgages became more apparent. Additionally, the valuation based on the pricing the Company received from independent pricing services was not materially different from its internal estimates of current market value for these securities. As a result, where third party pricing information based on observable inputs was used to fair value the security, and based on the assessment that the market has been becoming increasingly active, the Company reported fair values for these asset-backed securities collateralized by sub-prime mortgages in Level 2 since June 30, 2010. As of December 31, 2010, the fair value of these securities included in Level 2 were $69.7 million included in Fixed Maturities Available for Sale - Asset-Backed Securities.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                                         As of December 31, 2010
                                                                             ----------------------------------------------
                                                                              Level 1     Level 2     Level 3      Total
                                                                              -------     -------    -------       -----
                                                                                             (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and
 agencies                                                                    $        - $   227,962 $        -  $   227,962
Obligations of U.S. states and their political subdivisions                           -      24,129          -       24,129
Foreign government bonds                                                              -      54,709          -       54,709
Corporate securities                                                                  -   4,321,147     49,050    4,370,197
Asset-backed securities                                                               -     349,808     59,770      409,578
Commercial mortgage-backed securities                                                 -     580,520          -      580,520
Residential mortgage-backed securities                                                -     375,208          -      375,208
                                                                             ---------- ----------- ----------  -----------
  Sub-total                                                                           -   5,933,483    108,820    6,042,303
Trading account assets:
Asset-backed securities                                                               -      17,525          -       17,525
Commercial mortgage-backed securities                                                 -       5,180          -        5,180
                                                                             ---------- ----------- ----------  -----------
  Sub-total                                                                           -      22,705          -       22,705

Equity securities, available for sale                                             8,920       8,695      1,792       19,407
Short-term investments                                                           50,989     195,915          -      246,904
Cash equivalents                                                                 42,040     237,871          -      279,911
Other long-term investments                                                           -      15,195          -       15,195
Other assets                                                                          -      48,071  (222,491)    (174,420)
Sub-total excluding separate account assets                                     101,949   6,461,935  (111,879)    6,452,005
Separate account assets (1)                                                   1,654,810  41,415,830    198,451   43,269,091
                                                                             ---------- ----------- ----------  -----------
  Total assets                                                               $1,756,759 $47,877,765 $   86,572  $49,721,096
                                                                             ========== =========== ==========  ===========

Future policy benefits                                                                -           -  (452,822)    (452,822)
                                                                             ---------- ----------- ----------  -----------
  Total liabilities                                                          $        - $         - $ (452,822) $  (452,822)
                                                                             ========== =========== ==========  ===========

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                                                       As of December 31, 2009 (2)
                                                                              ---------------------------------------------
                                                                               Level 1    Level 2     Level 3      Total
                                                                               -------    -------     -------     -----
                                                                                              (in thousands)
 Fixed maturities, available for sale:
 U.S. Treasury securities and obligations of U.S. government authorities and
 agencies                                                                     $       - $    171,660 $       - $    171,660
 Obligations of U.S. states and their political subdivisions                          -       16,002         -       16,002
 Foreign government bonds                                                             -       43,193     1,082       44,275
 Corporate securities                                                                 -    3,925,335    32,462    3,957,797
 Asset-backed securities                                                              -      315,315   135,466      450,781
 Commercial mortgage-backed securities                                                -      501,616         -      501,616
 Residential mortgage-backed securities                                               -      711,942         -      711,942
                                                                              --------- ------------ --------- ------------
  Sub-total                                                                           -    5,685,063   169,010    5,854,073
Trading account assets:
Corporate securities                                                                  -            -     1,182        1,182
Asset-backed securities                                                               -       20,647         -       20,647
Commercial mortgage-backed securities                                                 -        5,108         -        5,108
                                                                              --------- ------------ --------- ------------
  Sub-total                                                                           -       25,755     1,182       26,937
Equity securities, available for sale                                             6,929       16,880     3,833       27,642
Short-term investments                                                           20,083      152,830         -      172,913
Cash equivalents                                                                      -      139,589         -      139,589
Other long-term investments                                                           -            -         -            -
                                                                              --------- ------------ --------- ------------
Other assets                                                                          -       49,552   159,618      209,170
                                                                              --------- ------------ --------- ------------
  Sub-total excluding separate account assets                                    27,012    6,069,669   333,643    6,430,324
Separate account assets (1)                                                     623,948   24,386,654   152,675   25,163,277
                                                                              --------- ------------ --------- ------------
 Total assets                                                                 $ 650,960 $ 30,456,323 $ 486,318 $ 31,593,601
                                                                              ========= ============ ========= ============
Future policy benefits                                                                -            -  (17,539)      (17,539)
Other liabilities                                                                   264     (19,736)     (960)      (20,432)
                                                                              --------- ------------ --------- ------------
 Total liabilities                                                            $     264 $   (19,736) $(18,499) $    (37,971)
                                                                              ========= ============ ========= ============

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.
(2) Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding Separate Account Assets is excluded as the risk of assets for these categories is primarily borne by our customers and policyholders.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2010 and 2009 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines such inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value (NAV). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets consist primarily of asset-backed securities, public corporate bonds and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities."

Equity Securities -Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value as assets within "Other long-term investments," or as liabilities within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

All of the Company's derivative positions are traded in the over-the-counter
(OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility.

To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized. Most OTC derivative contracts inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company's policy is to use mid-market pricing in determining its best estimate of fair value and classify these derivative contracts as Level 2.

Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first to default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - Other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in "Future Policy Benefits." Also included in other assets are certain universal life products that contain a no-lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market perceived risk of its own non-performance in the valuation of the embedded derivatives associated with its optional living benefit features and no-lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability appropriately takes into consideration the Company's own risk of non-performance. To reflect the market's perception of its non-performance risk, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2010 generally ranged from 50 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 - During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the three and twelve months ended December 31, 2010, as well as the portion of gains or losses included in income for the three and twelve months ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

                                                                          Year Ended December 31, 2010
                                                    -------------------------------------------------------------------------
                                                                                                       Fixed
                                                                                                    Maturities,
                                                                                          Fixed      Available
                                                    Fixed Maturities,      Fixed       Maturities,  For Sale -
                                                      Available For     Maturities,   Available For Commercial     Equity
                                                     Sale - Foreign    Available For  Sale -Asset-   Mortgage-   Securities,
                                                       Government     Sale -Corporate    Backed       Backed    Available for
                                                          Bonds         Securities     Securities   Securities      Sale
                                                    ----------------- --------------- ------------- ----------- -------------
                                                                                 (in thousands)
Fair value, beginning of period                         $  1,082         $  32,462      $ 135,466    $      -     $  3,833
   Total gains or (losses)
    (realized/unrealized):.........................
      Included in earnings:........................
         Realized investment gains
          (losses), net:...........................            -             (438)        (1,438)           -         (90)
         Asset administration fees and
          other income.............................            -                 -              -           -            -
      Included in other comprehensive
       income (loss)...............................         (11)             1,958          (582)          82      (2,291)
   Net investment income...........................          (1)               328            735         (7)            -
   Purchases, sales, issuances, and
    settlements....................................            -          (14,534)          4,839       5,160          340
   Foreign currency translation....................            -                 -              -           -            -
   Transfers into Level 3 (2)......................            -            30,910          4,525           -            -
   Transfers out of Level 3 (2)....................      (1,070)           (1,636)       (83,775)     (5,235)            -
                                                        --------         ---------      ---------    --------     --------
Fair value, end of period                               $      -         $  49,050      $  59,770    $      -     $  1,792
                                                        ========         =========      =========    ========     ========
Unrealized gains (losses) for the period relating
 to those Level 3 assets that were still held at
 the end of the period (3):
      Included in earnings:........................
         Realized investment gains
          (losses), net:...........................     $      -         $ (1,027)      $   (868)    $      -     $     90
         Asset administration fees and
          other income.............................     $      -         $       -      $       -    $      -     $      -
         Interest credited to policyholder
          account balances.........................     $      -         $       -      $       -    $      -     $      -
      Included in other comprehensive
       income (loss)...............................     $   (11)         $   2,786      $   (634)    $    126     $(2,291)

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


                                                                     Year Ended December 31, 2010
                                                -----------------------------------------------------------------------
                                                Trading Account
                                                 Asset -Backed     Other                 Separate Account Future Policy
                                                  Securities    Liabilities Other Assets    Assets (1)      Benefits
                                                --------------- ----------- ------------ ---------------- -------------
                                                                            (in thousands)
Fair value, beginning of period                    $  1,182      $  (960)   $    159,618    $  152,675     $   17,539
   Total gains or (losses) (realized/
    unrealized):...............................
      Included in earnings:....................
         Realized investment gains
          (losses), net........................           -           960      (474,147)         (799)        540,017
         Asset administration fees and
          other income.........................           -             -              -             -              -
         Interest credited to
          policyholder account
          balances.............................           -             -              -         9,119              -
      Included in other comprehensive
       income (loss)...........................          18             -          2,465             -              -
   Net investment income.......................           -             -              -             -              -
   Purchases, sales, issuances, and
    settlements................................     (1,200)             -         89,573        37,456      (104,733)
   Foreign currency translation................           -                            -             -              -
   Transfers into Level 3 (2)..................           -             -              -             -              -
   Transfers out of Level 3 (2)................           -             -              -             -              -
                                                   --------      --------   ------------    ----------     ----------

Fair value, end of period                          $      -      $      -   $  (222,491)    $  198,451     $  452,822
                                                   ========      ========   ============    ==========     ==========
Unrealized gains (losses) for the period
 relating to those Level 3 assets that were
 still held at the end of the period (3) :                -             -              -             -              -
      Included in earnings:....................
         Realized investment gains
          (losses), net........................    $      -      $      -   $  (473,023)    $        -     $  499,913
         Asset administration fees and
          other income.........................    $      -      $      -   $          -    $        -     $        -
         Interest credited to
          policyholder account
          balances.............................    $      -      $      -   $          -    $    9,119     $        -
      Included in other comprehensive
       income (loss)...........................    $      -      $      -   $      2,465    $        -     $        -

--------
(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Transfers out of Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities totaled $79.5 million for the year ended December 31, 2010 resulting from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of significant unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                                              Year Ended December 31, 2009
                                                            ----------------------------------------------------------------
                                                                                                      Fixed
                                                                                         Fixed     Maturities,
                                                                Fixed        Fixed    Maturities,   Available
                                                             Maturities,  Maturities,  Available   For Sale -
                                                            Available For  Available      For      Residential    Equity
                                                            Sale -Foreign For Sale -  Sale -Asset-  Mortgage-   Securities,
                                                             Government    Corporate     Backed      Backed    Available for
                                                                Bonds     Securities   Securities  Securities      Sale
                                                            ------------- ----------- ------------ ----------- -------------
                                                                                     (in thousands)
Fair value, beginning of period                                $  867      $ 13,357    $   43,642  $    6,309    $    968
   Total gains or (losses) (realized/unrealized):..........
      Included in earnings:................................
         Realized investment gains (losses),
          net:.............................................         -       (2,344)      (10,559)           -         (2)
         Asset management fees and other
          income...........................................         -             -             -           -           -
      Included in other comprehensive income
       (loss)..............................................       217         3,991        42,357          43       2,864
   Net investment income...................................       (2)           916         1,004           -           -
   Purchases, sales, issuances, and settlements............         -       (4,636)      (20,381)     (1,252)           -
   Foreign currency translation............................         -             -             -           -           -
   Transfers into Level 3 (2)..............................         -        28,257        89,358           -          49
   Transfers out of Level 3 (2)............................         -       (7,079)       (9,955)     (5,100)        (46)
                                                               ------      --------    ----------  ----------    --------
Fair value, end of period                                      $1,082      $ 32,462    $  135,466  $        -    $  3,833
                                                               ======      ========    ==========  ==========    ========
Unrealized gains (losses) for the period relating to those
 Level 3 assets that were still held at the end of the
 period (3):
      Included in earnings:................................
         Realized investment gains (losses),
          net:.............................................    $    -      $(2,904)    $ (10,020)  $        -    $    (2)
         Asset management fees and other
          income...........................................    $    -      $      -    $        -  $        -    $      -
         Interest credited to policyholder
          account..........................................    $    -      $      -    $        -  $        -    $      -
      Included in other comprehensive income
       (loss)..............................................    $  217      $  3,986    $   42,587  $        -    $  2,864


                                                                            Year Ended December 31, 2009
                                                    -----------------------------------------------------------------------------
                                                    Trading Account
                                                     Asset -Backed               Separate Account                   Future Policy
                                                      Securities    Other Assets    Assets (1)    Other Liabilities   Benefits
                                                    --------------- ------------ ---------------- ----------------- -------------
                                                                                   (in thousands)
Fair value, beginning of period                        $  1,089     $  1,157,884    $  154,316       $  (17,167)    $  (794,640)
   Total gains or (losses)
    (realized/unrealized):.........................
      Included in earnings:........................
         Realized investment gains
          (losses), net............................           -      (1,157,338)       (3,608)            16,207         848,282
         Asset management fees and other
          income...................................          93                -             -                 -               -
         Interest credited to policyholder
          account..................................           -                -      (10,140)                 -               -
      Included in other comprehensive
       income (loss)...............................           -           22,282             -                 -               -
   Net investment income...........................           -                -             -                 -               -
   Purchases, sales, issuances, and
    settlements....................................           -          136,790        17,545                 -        (36,103)
   Foreign currency translation....................           -                -             -                 -               -
   Transfers into Level 3 (2)......................           -                -             -                 -               -
   Transfers out of Level 3 (2)....................           -                -       (5,438)                 -               -
                                                       --------     ------------    ----------       -----------    ------------

Fair value, end of period                              $  1,182     $    159,618    $  152,675       $     (960)    $     17,539
                                                       ========     ============    ==========       ===========    ============

Unrealized gains (losses) for the period relating
 to those Level 3 assets that were still held at
 the end of the period (3) :
      Included in earnings:........................
         Realized investment gains
          (losses), net............................    $      -     $  (788,470)    $        -       $    16,215    $    830,739
         Asset management fees and other
          income...................................    $     93     $          -    $        -       $         -    $          -
         Interest credited to policyholder
          account..................................    $      -     $          -    $ (10,141)       $         -    $          -
      Included in other comprehensive
       income (loss)...............................    $      -     $          -    $        -       $         -    $          -

--------
(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers - Transfers into Level 3 for Fixed Maturities Available for Sale totaled $118 million during 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

                                                                                 Year Ended December 31, 2008
                                                                    ------------------------------------------------------
                                                                        Fixed        Equity       Other
                                                                     Maturities,   Securities,   Trading
                                                                    Available For Available for  Account
                                                                        Sale          Sale       Assets   Other Liabilities
                                                                    ------------- ------------- --------  -----------------
                                                                                        (in thousands)
Fair value, beginning of period                                       $107,063       $ 4,703    $  1,164      $ (4,768)
   Total gains or (losses) (realized/unrealized):..................          -             -           -              -
      Included in earnings:........................................          -             -           -              -
         Realized investment gains (losses), net...................     (7,165)          (19)          -        (12,399)
         Asset management fees and other income....................          -             -         (75)             -
         Interest credited to policyholder account.................          -             -           -              -
      Included in other comprehensive income (loss)................    (20,006)       (2,365)          -              -
   Net investment income...........................................       (329)            -           -              -
   Purchases, sales, issuances, and settlements....................     41,319             -           -              -
   Transfers into (out of) Level 3 (2).............................    (56,706)       (1,351)          -              -
                                                                      --------       -------    --------      ---------
Fair value, end of period                                             $ 64,176       $   968    $  1,089      $(17,167)
                                                                      ========       =======    ========      =========
Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
      Included in earnings:........................................
         Realized investment gains (losses), net...................   $ (5,390)      $   (19)   $      -      $ (12,394)
         Asset management fees and other income....................   $      -       $     -    $    (75)     $       -
         Interest credited to policyholder account.................   $      -       $     -    $      -      $       -
      Included in other comprehensive income (loss)................   $(20,261)      $(2,366)   $      -      $       -

                                                                                  ------------------------------------------
                                                                                               Separate Account Future Policy
                                                                                  Other Assets    Assets (1)      Benefits
                                                                                  ------------ ---------------- -------------
                                                                                                (in thousands)

Fair value, beginning of period                                                    $   48,024      $172,226      $ (35,232)
   Total gains or (losses) (realized/unrealized):................................           -             -               -
      Included in earnings:......................................................           -             -               -
         Realized investment gains (losses), net.................................   1,066,865             -        (739,407)
         Asset management fees and other income..................................           -             -               -
         Interest credited to policyholder account...............................           -       (36,648)              -
      Included in other comprehensive income.....................................      (1,393)            -               -
   Net investment income.........................................................           -             -               -
   Purchases, sales, issuances, and settlements..................................      17,899        18,738         (20,001)
   Transfers into (out of) Level 3 (2)...........................................      26,489             -               -
   Other.........................................................................           -             -               -
                                                                                   ----------      --------      ----------
Fair value, end of period                                                          $1,157,884      $154,316      $(794,640)
                                                                                   ==========      ========      ==========
Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held at the end of the period (3):
      Included in earnings:......................................................
         Realized investment gains (losses), net.................................  $1,067,417      $      -      $ (739,961)
         Asset management fees and other income..................................  $        -      $      -      $        -
         Interest credited to policyholder account...............................  $        -      $(36,648)     $        -
      Included in other comprehensive income (loss)..............................  $   (1,393)     $      -      $        -

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $57 million for the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Derivative Fair Value Information - The following tables present additional information regarding derivative assets and liabilities measured at fair value on a recurring basis. These derivative assets and liabilities are included in "Other long-term investments" or "Other liabilities" in the tables presented above. These tables exclude embedded derivatives which are recorded with the associated host contract.

The table below presents the balance of derivative assets and liabilities measured at fair value on a recurring basis as of the date indicated.

                                              As of December 31, 2010
                                   --------------------------------------------
                                   Level 1 Level 2 Level 3 Netting (1)   Total
                                   ------- ------- ------- ----------- --------
                                                  (in thousands)
Derivative assets:
  Interest Rate                      $-    $19,171   $-     $          $ 19,171
  Currency                            -          -    -                       -
  Credit                              -      1,206    -                   1,206
  Currency/Interest Rate              -      3,627    -                   3,627
  Equity                              -      2,749    -                   2,749
  Netting                             -          -    -      (11,557)   (11,557)
                                     --    -------   --     --------   --------
   Total derivative assets           $-    $26,752   $-     $(11,557)  $ 15,195
                                     ==    =======   ==     ========   ========
Derivative liabilities:
  Interest Rate                      $-    $ 4,738   $-     $      -   $  4,738
  Currency                            -         43    -            -         43
  Credit                              -      1,653    -            -      1,653
  Currency/Interest Rate              -      3,998    -            -      3,998
  Equity                              -      1,125    -            -      1,125
  Netting                             -          -    -      (11,557)   (11,557)
                                     --    -------   --     --------   --------
   Total derivative liabilities      $-    $11,557   $-     $(11,557)  $      -
                                     ==    =======   ==     ========   ========

(1)"Netting" amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities--The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the three and nine months ended December 31, 2010, as well as the portion of gains or losses included in income for the three and nine months ended December 31, 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

                                                                      Year ended
                                                                  December 31, 2010
                                                                  ------------------
                                                                  Other Liabilities
                                                                      Derivative
                                                                  Liability - Credit
                                                                  ------------------
                                                                    (in thousands)
Fair Value, beginning of period                                    $           (960)
   Total gains or (losses) (realized/unrealized):
      Included in earnings:
         Realized investment gains (losses), net                                960
         Asset management fees and other income
   Purchases, sales, issuances and settlements
   Transfers into Level 3
   Transfers out of Level 3
                                                                   ----------------
Fair Value, end of period                                          $              -
                                                                   ================
Unrealized gains (losses) for the period relating to those level
 3 assets that were still held at the end of the period:
      Included in earnings:
         Realized investment gains (losses), net                                  -
         Asset management fees and other income                                   -

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments - The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

The following table discloses the Company's financial instruments where the carrying amounts and fair values may differ:

                                                        December 31, 2010       December 31, 2009
                                                      ---------------------- ------------------------
                                                       Carrying     Fair      Carrying
                                                        Amount      Value      Amount     Fair Value
                                                      ----------- ---------- ----------- ------------
                                                                      (in thousands)

Assets:
  Commercial mortgage loans                           $ 1,275,022 $1,352,761 $ 1,048,346 $  1,038,323
  Policy loans                                          1,061,607  1,258,411   1,012,014    1,144,641
Liabilities:
Policyholder account balances - Investment contracts      588,200    584,112     507,386      502,033

Commercial mortgage loans

The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's claims paying ratings, and hence reflect the Company's own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $91 million at December 31, 2010 and $90 million at December 31, 2009. The fair value of the embedded derivatives included in Fixed maturities, available for sale was a liability of $30 million at December 31, 2010 and $36 million at December 31, 2009.

The fair value of the embedded derivatives included in Future policy benefits was an asset of $453 million as of December 31, 2010 and an asset of $18 million as of December 31, 2009 included in Future policy benefits.

The Company also incorporates risk of non-performance of its affiliates in the valuation of the embedded derivatives associated with our living benefit features on our variable annuity contracts and the no lapse feature of our universal life contracts. We include an additional spread over LIBOR into the discount rate used in the valuation of the embedded derivative liabilities to reflect an increase in market perceived non-performance risk, thereby reducing the value of the embedded derivative assets. The non-performance cannot reduce the value of the liability to a point that the value would go below zero. In that case the value of the liability is floored at zero.

Some of the Company's variable annuity products contain a living benefit feature which is reinsured with an affiliate, Pruco Re. The reinsurance contract contains an embedded derivative related to market performance risk. These embedded derivatives are mark-to-market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The affiliates maintain a portfolio of derivative instruments that are intended to economically hedge the risks related to the reinsured products' features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products include an asset transfer feature to minimize risks inherent in the Company's guarantees which reduces the need for hedges.

Some of the Company's universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. Interest sensitivity can result in mark-to-market changes in the value of the underlying contractual guarantees, as well as actual activity related to premium and benefits. Realized investment losses were ($18) and ($370) million as of December 31, 2010 and 2009, respectively; primarily due to the change in non-performance risk in the valuation of embedded derivatives.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                               December 31, 2010             December 31, 2009
                                          ---------------------------  -----------------------------
                                                       Fair Value                     Fair Value
                                                   ------------------             ------------------
                                          Notional                      Notional
                                           Amount  Assets  Liabilities   Amount   Assets  Liabilities
                                          -------- ------- ----------- ---------- ------- -----------
 Qualifying Hedge Relationships                                 (in thousands)
Currency/Interest Rate                      46,749   2,193    (1,152)      39,635       -    (1,626)
                                          -------- -------  --------   ---------- -------  --------
 Total Qualifying Hedge Relationships     $ 46,749 $ 2,193  $ (1,152)  $   39,635 $     -  $ (1,626)
                                          ======== =======  ========   ========== =======  ========
 Non-qualifying Hedge Relationships

Interest Rate                             $481,500 $19,170  $ (4,738)  $  695,100 $10,901  $(24,084)

Currency                                     2,109       -       (43)       2,670      10         -

Credit                                      16,900   1,206    (1,653)     112,085  11,173    (4,500)

Currency/Interest Rate                      51,943   1,434    (2,846)      77,586       -    (3,898)

Equity                                      93,955   2,749    (1,125)     355,004   2,300   (10,706)
                                          -------- -------  --------   ---------- -------  --------
Total Non-qualifying Hedge Relationships  $646,407 $24,559  $(10,405)  $1,242,445 $24,384  $(43,188)
                                          ======== =======  ========   ========== =======  ========
Total Derivatives                         $693,156 $26,752  $(11,557)  $1,282,080 $24,384  $(44,814)
                                          ======== =======  ========   ========== =======  ========

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                             Year Ended December 31,
                                                          ----------------------------
                                                            2010      2009      2008
                                                          -------  ---------  --------
                                                                 (in thousands)
  Cash flow hedges

  Currency/ Interest Rate
    Net investment income                                 $   529  $     170  $      -
    Other Income                                               89        (22)       14
    Accumulated Other Comprehensive Income (Loss) (1)       2,646     (2,302)    1,063

              Total cash flow hedges                      $ 3,264  $  (2,154) $  1,077
                                                          =======  =========  ========
Non- qualifying hedges
Realized investment gains (losses)
   Interest Rate                                          $25,842  $ (29,765) $(13,247)
   Currency                                                   169        (91)    2,385
   Currency/Interest Rate                                   1,177     (6,537)        -
   Credit                                                  (1,631)     9,885    (4,303)
   Equity                                                     742    (76,567)      (45)
   Embedded Derivatives                                    52,278   (313,243)  275,237
                                                          -------  ---------  --------
              Total non-qualifying hedges                 $78,577  $(416,318) $260,027
                                                          -------  ---------  --------
              Total Derivative Impact                     $81,841  $(418,472) $261,104
                                                          -------  ---------  --------

  (1)  Amounts deferred in Equity

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

For the year ended December 31, 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                        (in thousands)
                                                                        --------------
Balance, December 31, 2009                                                 $(2,974)
Net deferred losses on cash flow hedges from January 1 to December 31,
  2010                                                                      (2,870)
Amount reclassified into current period earnings                              6,652
                                                                           --------
Balance, December 31, 2010                                                 $    808
                                                                           ========

As of December 31, 2010, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholders' Equity.

Credit Derivatives Written

The following tables set forth exposure from credit derivatives where the company has written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

                                       -----------------------
                                        December 31, 2010
                                       -----------------------


                                       First to Default Basket
                                       -----------------------
                         NAIC
                      Designation (1)  Notional   Fair Value
                      ---------------  --------   ----------
                                          (in millions)

                            1            $ -         $  -
                            2              -            -
                                         ---         ----
                            3              -            -
                            4              -            -
                            5              -            -
                            6              -            -
                                         ---         ----
                          Total          $ -         $  -
                                         ===         ====

                                       -----------------------
                                        December 31, 2009
                                       -----------------------
                                       First to Default Basket
                                       -----------------------
                         NAIC
                      Designation (1)  Notional   Fair Value
                      ---------------  --------   ----------
                                          (in millions)

                            1            $ -         $  -
                            2             52          (1)
                                         ---         ----
                                          52          (1)
                            3              7            -
                            4              -            -
                            5              5            -
                            6              -            -
                                         ---         ----
                          Total          $64         $(1)
                                         ===         ====

(1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

                                       December 31, 2010   December 31, 2009
                                      ------------------- -------------------
                                      Notional Fair Value Notional Fair Value
  Industry                            -------- ---------- -------- ----------
                                                   (in millions)
  Corporate Securities:
      First to Default Baskets(1)           -         -         64      (1)
                                      -------   -------   --------  -------
  Total Credit Derivatives               $  -      $  -      $  64   $  (1)
                                      =======   =======   ========  =======

(1)  Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $0 million and $64 million notional of credit default swap ("CDS") selling protection at December 31, 2010 and December 31, 2009 respectively. These credit derivatives generally have maturities of five years or less.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2010 the Company had $17 million of outstanding notional amounts, reported at fair value as an asset of $0 million. As of December 31, 2009 the Company had $48 million of outstanding notional amounts, reported at fair value as an asset of $8 million.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions. Generally, the credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions. Prudential Global Funding, LLC manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market's perceptions of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $13 million of commercial loans as of December 31, 2010 The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $58 million as of December 31, 2010.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company's business and operations that are specific to it and proceedings that are typical of the business in which it operates. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In July 2010, the Company and certain affiliates, as well as other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to life insurance policies for which death benefits, unless the beneficiary elects another settlement method, are placed in retained asset accounts, which earn interest and are subject to withdrawal in whole or in part at any time by the beneficiary. The Company is cooperating with this investigation. The Company has also been contacted by state insurance regulators and other governmental entities regarding retained asset accounts. In April 2010, a purported state-wide class action was filed against Prudential Insurance in Nevada state court alleging that Prudential Insurance delayed payment of death benefits and improperly retained undisclosed profits by placing death benefits in retained asset accounts. In January 2011, this action was dismissed. In February 2011, the plaintiff appealed the dismissal. An earlier case by the same plaintiff making substantially the same allegations was dismissed in federal court. In December 2010, a purported state-wide class action was filed in state court against Prudential Insurance and Prudential Financial and removed to federal court in Illinois. The complaint makes allegations under Illinois law substantially similar to the other retained asset account cases on behalf of a class of Illinois residents.

In July 2010, a purported nationwide class action was filed in Massachusetts federal court against Prudential Insurance relating to retained asset accounts associated with life insurance covering U.S. service members and veterans. The Company has moved to dismiss the complaint. In November and December 2010, three additional purported class actions making substantially the same allegations on behalf of the same purported class of beneficiaries were filed against Prudential Insurance and Prudential Financial in New Jersey federal court and were transferred to the Massachusetts federal court by the Judicial Panel on Multi-District Litigation. In October 2010, a purported nationwide class action was filed in Pennsylvania federal court on behalf of beneficiaries of ERISA-governed welfare benefit plans claiming that the use of retained asset accounts violates ERISA. Additional investigations, information requests, hearings, claims, litigation and adverse publicity may arise with respect to the retained asset accounts.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13.RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the twelve months ended December 31, 2010, 2009 and 2008. The expense charged to the Company for the deferred compensation program was $4 million, $3 million and $2 million for the twelve months ended December 31, 2010, 2009 and 2008, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Prudential Insurance sponsors voluntary savings plans for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $6.2 million, $4.2 million and $3.5 million in 2010, 2009 and 2008, respectively.

The Company's share of net expense for the pension plans was $12.6 million, $8.3 million and $7.7 million in 2010, 2009 and 2008, respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income

Effective April 1, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $51.3 million $14.9 million for the years ended December 31, 2010 and December 31, 2009, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income.

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement were $10 million for the years ended December 31, 2010 and 2009, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2.061 billion at December 31, 2010 and $1.772 billion at December 31, 2009, respectively.
Fees collected related to these COLI policies were $41 million, $37 million and $32 million for the years ending December 31, 2010, 2009 and 2008, respectively.

Reinsurance with Affiliates

UPARC

The Company, excluding its subsidiaries, reinsures its universal protector policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The portion of this reinsurance contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to the reinsurance agreement were $50 million and $12 million as of December 31, 2010 and December 31, 2009, respectively. Fees ceded to UPARC in 2010, 2009, and 2008 were $102 million, $51 million, and $39 million respectively. Benefits ceded to UPARC in 2010, 2009 and 2008 were $52 million, $48 million and $57 million, respectively. The portion of this reinsurance contract related to the no lapse guarantee provision is accounted for as an embedded derivative. Realized losses were $18 million for the year ended December 31, 2010, compared to realized losses of $370 million for the year ended December 31, 2009, and realized gains of $340 million for the year ended December 31, 2008, primarily due to the impact of interest rate fluctuations and changes in non-performance risk beginning in 2009. The underlying asset is reflected as a reinsurance recoverable in the Company's Consolidated Statements of Financial Position.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, exclusive of those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $1.826 billion and $1.521 billion as of December 31, 2010 and December 31, 2009, respectively. Premiums ceded to PARCC in 2010, 2009 and 2008 were $785 million, $799 million and $654 million, respectively. Benefits ceded in 2010, 2009 and 2008 were $328 million, $295 million and $249 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $167 million, $174 million and $130 million for the years ended December 31, 2010, 2009 and 2008, respectively.

PAR TERM

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2010 through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Reinsurance recoverables related to this agreement were $91 million as of December 31, 2010. Premiums and benefits ceded to PAR TERM were $102 million and $16 million for the year-ended December 31, 2010, respectively.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance expense allowances, net of capitalization and amortization were $24 million for the year ended December 31, 2010.

PAR III

The Company, excluding its subsidiaries, reinsures 90% of the risk under its ROP term life insurance policies with effective dates in 2009 through an automatic coinsurance agreement with PAR III. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $5 million and $3 million as of December 31, 2010 and 2009, respectively. Premiums ceded to PAR III for the years ended December 31, 2010 and 2009 were $3 million and $2 million, respectively. Benefits ceded in 2010 and 2009 were $461 million and $377 million, respectively.

Reinsurance expense allowances, net of capitalization and amortization were $1 million and $0.8 for the years ended December 31, 2010 and 2009, respectively.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Reinsurance recoverables related to this agreement were $175 million and $53 million as of December 31, 2010 and December 31, 2009. Premiums and fees ceded to Prudential Insurance in 2010, 2009 and 2008 were $355 million, $240 million and $184 million, respectively. Benefits ceded in 2010, 2009 and 2008 were $263 million, $218 million and $172, respectively. In addition, there are two yearly renewable term agreements which the Company can offer on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. The Company is not relieved of its primary obligation to the policyholders as a result of this agreement. Reinsurance recoverables related to this agreement were $7 million and $8 million as of December 31, 2010 and December 31, 2009, respectively. Benefits ceded were $2 million for both years ended December 31, 2010 and 2009.

Pruco Re

The Company has entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies.

Effective March 15, 2010, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its GRO Plus II. Fees ceded on this agreement, included in "Realized investment gains/(losses), net" on the financial statements, were $0.8 million at December 31, 2010.

Effective August 24, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus benefit features sold on certain of its annuities. Further, effective March 15, 2010 the Company entered into a coinsurance agreement with Pruco Re providing for 100% reinsurance of such riders, as modified and issued subsequent to March 15, 2010. Fees ceded on these agreements were $38.3 million and $0.2 million as of December 31, 2010 and 2009, respectively.

Effective June 30, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus benefit features sold on certain of its annuities. Fees ceded on this agreement were $22.0 million and $6.7 million at December 31, 2010 and 2009, respectively.

Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven benefit feature sold on certain of its annuities. Fees ceded on this agreement were $12.8 million, $11.2 million and $4.2 million for the year ended December 31, 2010, 2009, and 2008, respectively.

Effective January 28, 2008 the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Guaranteed Return Option ("HD GRO") benefit feature sold on certain of its annuities. This agreement was amended effective January 1, 2010 to include a form of the HD GRO benefit feature ("HD GRO II") on business issued after November 16, 2009. Fees ceded on this agreement were $1.4 million for the year ended December 31, 2010, and less than $1 million for the years ended
December 31, 2009, and 2008, respectively.

Since 2006, the Company has in place two coinsurance agreements with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature ("HDLT5") and its Spousal Lifetime Five benefit feature ("SLT5"). Fees ceded on the HDLT5 agreement were $4.8 million, $4.8 million, and $5.4 million for the years ended December 31, 2010, 2009, and 2008, respectively. Fees ceded on the SLT5 agreement were $2.3 million, $1.9 million and $2.3 million for December 31, 2010, 2009, and 2008, respectively.

Since 2005 the Company reinsures 100% of the risk on its Lifetime Five benefit feature sold on certain of its annuities through an automatic coinsurance agreement with Pruco Re. Fees ceded on the Lifetime Five agreement were $15.0 million, $15.6 million, and $22.5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

The Company's reinsurance recoverables related to the above product reinsurance agreements were ($373) million and $9 million as of December 31, 2010 and December 31, 2009, respectively. Realized losses ceded were ($479) million and ($814) million for the years ended December 31, 2010 and December 31, 2009, respectively. The underlying asset is reflected as reinsurance recoverable in the Company's Consolidated Statements of Financial Position.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including, its Taiwan insurance book of business, to an affiliate, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan").

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

Affiliated premiums ceded for the periods ended December 31, 2010, 2009 and 2008 from the Taiwan coinsurance agreement were $87 million, $77 million and $77 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2010, 2009 and 2008 from the Taiwan coinsurance agreement were $23 million, $21 million and $21 million, respectively.

Reinsurance recoverable related to the Taiwan coinsurance agreement of $946 million and $786 million at December 31, 2010 and December 31, 2009, respectively. Realized losses ceded were ($18) million and ($370) million for the years ended December 31, 2010 and December 31, 2009, respectively.

Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies. The difference between fair market value and book value of these transfers was accounted for in additional paid-in capital.

In December 2010, the Company purchased fixed maturity securities from affiliated companies, PALAC and Pruco Re. The investments included public bonds. The securities purchased from PALAC were recorded at an amortized cost of $256.4 million and a fair value of $291.9 million. The securities purchased from Pruco Re were recorded at an amortized cost of $76.3 million and a fair value of $81.0 million. As stated above, the difference between fair market value and book value of these transfers was accounted for in additional paid-in capital.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual. As a result of these treaty amendments, we were required to pay our reinsurers, Prudential Insurance and UPARC, the premium difference that resulted. Settlement of this premium difference was made by transfers of securities of $120 million to Prudential Insurance, and $35 million to UPARC.

During 2009, the Company purchased fixed maturity securities from an affiliated company, Prudential Insurance. The investments included public bonds. These securities were recorded at an amortized cost of $168 million and a fair value of $168 million.

During 2009, the Company purchased fixed maturity securities from an affiliated company, PARCC. The investments included public bonds. These securities were recorded at an amortized cost of $85 million and a fair value of $89 million.

Affiliated Loan Agreements

During 2009, the Company issued a loan for $105 million with an affiliate, Prudential International Insurance Holdings.

Debt Agreements

On December 20, 2010, the Company borrowed $650 million from Prudential Insurance. This loan has an interest rate of 3.47% and matures on December 21, 2015. The total related interest expense to the Company was $689 thousand for the year ended December 31, 2010.

On November 15, 2010 the Company borrowed $245 million from Prudential Financial. This loan has an interest rate of 3.01% and matures on November 13, 2015. The total related interest expense to the Company was $941 thousand for the year ended December 31, 2010.

On October 8, 2010, the Company borrowed $225 million from Prudential Financial. This loan had an interest rate of 2.82% and was subsequently paid off on December 20, 2010. The total related interest expense to the Company was $1.3 million for the year ended December 31, 2010.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty.

14.QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2010 and 2009 are summarized in the table below:

                                                                    Three months ended
                                                   -----------------------------------------------------
                                                     March 31      June 30     September 30 December 31
                                                   -----------------------------------------------------
                                                                      (in thousands)
2010
----
Total revenues                                       $  303,116   $    417,824   $  314,011   $  302,047
Total benefits and expenses                             239,398        642,263     (77,111)    (109,433)
Income/(Loss) from operations before income taxes        63,718      (224,439)      391,122      411,480
Net income/(loss)                                    $   57,222   $  (144,791)   $  276,974   $  280,663
                                                   ============ ============== ============ ============

2009
----
Total revenues                                       $ (89,035)   $    239,841   $  258,896   $  331,726
Total benefits and expenses                             671,273       (71,911)      128,146      215,671
Income/(Loss) from operations before income taxes     (760,308)        311,752      130,750      116,055
Net income/(loss)                                    $(466,220)   $    168,816   $  157,304   $   74,309
                                                   ============ ============== ============ ============

                                     PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1) Financial Statements of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2010; the Statements of Operations for the period ended December 31, 2010; the Statements of Changes in Net Assets for the periods ended December 31, 2010 and December 31, 2009; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).


(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2010 and 2009; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2010, 2009, and 2008; and the Notes to the Consolidated Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).


(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account (Note 3)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3) (a) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company (Depositor). (Note 6)

(b) (1) Form of Affiliated Insurer Amendment to Selling Agreement. (Note 10)

(b) (2) List of Broker Dealers selling under original Selling Agreement.
(Note 12)

(b) (3) List of Broker Dealers that executed Amendment to Selling Agreement. (Note 12)

(4) (a) Form of Advisor Series certificate issued under annuity contract (including (schedule pages for each C and RIA) P-CR/IND (2/10). (Note 9)

(b) Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP (02/10). (Note 9)

(c) Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP (02/10). (Note 9)

(d) Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV (02/10). (Note 9)

(e) Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV (02/10). (Note 9)

(f) Form of Individual Retirement Annuity Endorsement P-END-IRA (02/10). (Note
9)

(g) Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). (Note 9)

(h) Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). (Note 9)

(i) Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). (Note 9)

(j) Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6 (10/09) (Note 9)

(k) Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6 (10/09) (Note
9)

(l) Form of Highest Daily Lifetime 6 Plus with LIA Benefit Rider
(P-RID-HD6-LIA-(02/10) (Note 9)

(m) Form of Highest Daily Lifetime 6 Plus with LIA Schedule
(P-SCH-HD6-LIA-(02/10)) (Note 9)

(n) Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09) (Note 7)

(o) Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09) (Note 7)

(p) Form of Gro Plus II benefit rider (P-RID-GRO (02/10). (Note 9)

(q) Form of Gro Plus II benefit schedule (P-SCH-GRO (02/10). (Note 9)

(r) Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(11/09)((8/10)). (Note 14)

(s) Highest Daily Lifetime Income Benefit Rider (P-RID-HD (1/11)). (Note 16)

(t) Highest Daily Lifetime Income Benefit Schedule Supplement (P-SCH-HD (1/11)). (Note 16)

(u) Highest Daily Lifetime Income with Lifetime Income Accelerator Benefit Rider (P-RID-HD-LIA (1/11)). (Note 16)

(v) Highest Daily Lifetime Income with Lifetime Income Accelerator Benefit Schedule Supplement (P-SCH-HD-LIA (1/11)). (Note 16)

(5) (a) Form of Application form for the Contract P-VAA (02/10). (Note 11)

(b) Form of Application form for the Contract P-IBVAA (02/10). (Note 11)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended (Note 5)

(b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 4)

(7) Copy of reinsurance contract in connection with Variable Annuity Contracts:

(a) Coinsurance Agreement for HD6+. (Note 12)

(b) Pruco Reinsurance Ltd, for HDI benefit via EDGAR with Pre-Effective Amendment No.1 to Registration Statement No. 333-170466 filed April 1, 2011.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(a) Copy of AST Fund Participation Agreement. (Note 10)

(b) Copy of Franklin Templeton Fund Participation Agreement. (Note 10)

(c) Copy of ProFunds Fund Participation Agreement. (Note 11)

(b) Sample Rule 22C-2 Agreement. (Note 8)

(9) Opinion of Counsel. (Note 2)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1).

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney.

(a) James J. Avery Jr., Bernard J. Jacob, Scott D. Kaplan, Stephen Pelletier (Note 2)

(b) Richard F. Vaccaro, Robert M. Falzon and Thomas J. Diemer (Note 13)

(c) Steven Weinreb (Note 15)

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 333-162680, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 23 to Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Pre-effective Amendment No. 1, Form N-4, Registration No. 333-162673, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Pre-effective Amendment No. 1 to Registration No. 333-162680, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-effective Amendment No. 1, Form N-4, Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Post-effective Amendment No. 1 to Registration No. 333-162680, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-effective Amendment No. 2 to Registration No. 333-162680, filed July 1, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Post-effective Amendment No. 4 to Registration No. 333-162680, filed December 6, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 16) Incorporated by reference to Post-effective Amendment No. 5 to Registration No. 333-162680, filed December 20, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY in Registrant's variable annuity business):

The directors and officers of Pruco Life are listed below:

Name and Principal Business Address        Position and Offices with Depositor
-----------------------------------        -----------------------------------
James J. Avery, Jr.                        Director
213 Washington Street
Newark, NJ 07102-2992

Thomas C. Castano                          Chief Legal Officer and Secretary
213 Washington Street
Newark, NJ 07102-2992

Thomas J. Diemer                           Vice President and Director
213 Washington Street
Newark, NJ 07102-2992

Robert M. Falzon                           Director and Treasurer
213 Washington Street
Newark, NJ 07102-2992

Candace J. Woods                           Senior Vice President, Chief Actuary,
213 Washington Street                      and Appointed Actuary
Newark, NJ 07102-2992

Bernard J. Jacob                           Director
213 Washington Street
Newark, NJ 07102-2992

Scott D. Kaplan                            Director, Chief Executive Officer,
213 Washington Street                      and President
Newark, NJ 07102-2992

Steven Weinreb                             Vice President, Chief Financial
213 Washington Street                      Officer and Chief Accounting Officer
Newark, NJ 07102-2992

James M. O'Connor                          Senior Vice President and Actuary
200 Wood Avenue South
Iselin, NJ 08830-2706

Stephen Pelletier                          Director
One Corporate Drive
Shelton, CT 06484-6208

Richard F. Vaccaro                         Director
213 Washington Street
Newark, NJ 07102-2992

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account; the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account. Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 25, 2011, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of February 28, 2011, there were 300 contract Owners.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

                                   POSITIONS AND OFFICES WITH
NAME                                       UNDERWRITER
----                               ---------------------------
Timothy S. Cronin                  Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Thomas J. Diemer                   Senior Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2917

Steven Toss                        Vice President and Chief
One Corporate Drive                Compliance Officer
Shelton, Connecticut 06484-6208

Michael Bohm                       Treasurer
751 Broad Street
Newark, New Jersey 07102-3417

Bruce Ferris                       Executive Vice President and
One Corporate Drive                Director
Shelton, Connecticut 06484-6208

George M. Gannon                   President, Chief Executive
2101 Welsh Road                    Officer, Director and Chief
Dresher, Pennsylvania 19025-5001   Operations Officer

Joseph D. Emanuel                   Vice President, Secretary and
One Corporate Drive                Chief Legal Officer
Shelton, Connecticut 06484-6208

Jacob M. Herschler                 Senior Vice President and
One Corporate Drive                Director
Shelton, Connecticut 06484-6208

Yolanda Doganay                    Chief Financial Officer and Controller
213 Washington Street
Newark, New Jersey 07102-2917

Steven P. Marenakos                Senior Vice President and
One Corporate Drive                Director
Shelton, Connecticut 06484-6208

Robert F. O'Donnell                Senior Vice President and
One Corporate Drive                Director
Shelton, Connecticut 06484-6208

Yvonne Rocco                       Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Timothy Seifert                    Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

(c) Commissions received by PAD during 2010 with respect to all individual annuities issued by Pruco Life.

                                          Net Underwriting
                                            Discounts and   Compensation on   Brokerage
Name of Principal Underwriter                Commissions      Redemption     Commissions  Compensation
-----------------------------             ----------------  ---------------  -----------  ------------
Prudential Annuities Distributors, Inc*.   $790,486,771          $-0-          $-0-           $-0-

----------
*    PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                   SIGNATURES


Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this registration statement to be signed on its behalf in the City of Newark and the State of New Jersey on this 15th day of April, 2011.


            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                   REGISTRANT

                        BY: PRUCO LIFE INSURANCE COMPANY
                                   DEPOSITOR


                              /s/ Scott D. Kaplan
                     -------------------------------------
                                  Scott D. Kaplan
                     President and Chief Executive Officer





                          PRUCO LIFE INSURANCE COMPANY
                                   DEPOSITOR


                            By: /s/ Scott D. Kaplan
                    ---------------------------------------
                                    Scott D. Kaplan
                     President and Chief Executive Officer





                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated on behalf of the Depositor.

                               Signature and Title


*
----------------------------------
JAMES J. AVERY JR.
DIRECTOR


                                                 Date: April 15, 2011

*                                           *By: /s/ Thomas C. Castano
----------------------------------               -------------------------------
SCOTT D. KAPLAN                                  THOMAS C. CASTANO
DIRECTOR, PRESIDENT AND                          CORPORATE COUNSEL
CHIEF EXECUTIVE OFFICER






**                                         **By: /s/ C. Christopher Sprague
----------------------------------               ----------------------------
STEVEN WEINREB                                   C. CHRISTOPHER SPRAGUE
CHIEF FINANCIAL OFFICER AND                      CORPORATE COUNSEL
CHIEF ACCOUNTING OFFICER


*
----------------------------------
BERNARD J. JACOB
DIRECTOR


*
----------------------------------
STEPHEN PELLETIER
DIRECTOR


*
----------------------------------
THOMAS J. DIEMER
DIRECTOR


*
----------------------------------
ROBERT M. FALZON
DIRECTOR


*
----------------------------------
RICHARD F. VACCARO
DIRECTOR

                                    EXHIBITS

(10)    Written Consent of Independent Registered Public Accounting Firm.